UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-03636

The Guardian Variable Contract Funds, Inc.

(Exact name of registrant as specified in charter)

7 Hanover Square New York, N.Y.	10004
(Address of principal executive offices)	(Zip code)

Frank L. Pepe	Thomas G. Sorell
The Guardian Variable Contract Funds, Inc.	The Guardian Variable Contract Funds, Inc.
7 Hanover Square	7 Hanover Square
New York, N.Y. 10004	New York, N.Y. 10004

(Name and address of agents for service)

Registrant’s telephone number, including area code: (800) 221-3253

Date of fiscal year end: December 31

Date of reporting period: December 31, 2005

ITEM 1.	REPORTS TO STOCKHOLDERS.

■ The Guardian Stock Fund	Annual Report To Contractowners

Manind V. Govil, CFA Portfolio Manager

Objective:

Long-term growth of capital

Portfolio:

At least 80% common stocks and securities convertible into common stocks

Inception Date:

April 13, 1983

Net Assets at December 31, 2005:

$1,035,233,976

An Update from Fund Management

U.S. stocks struggled to finish 2005 in positive territory, after two years of double-digit returns in 2003 and 2004. The S&P 500 Index returned 4.91% for the year, but needed an 11th-hour surge in November to move out of negative territory. Throughout 2005, the market was vulnerable to concerns that record-high energy prices, combined with Federal Reserve monetary policy tightening, would depress consumer spending and thereby cause the economic expansion to falter. In addition, investors fretted over the very real impact of high energy prices on the profit margins of industrial and other companies (such as truckers, restaurants and retailers) with heavy energy consumption needs.

Energy stocks led the market in 2005 with a 31% total return, as producers and energy service companies benefited from sustained high commodity prices. Utility stocks were the next best sector with a 17% total return, led by shares of independent power producers. No other sector posted a double-digit gain; financial stocks rose over 6% on the strength of broker-dealer and REIT shares, while healthcare also gained over 6% due to sharp gains in hospital and HMO stocks.

The Guardian Stock Fund returned 4.30%. Stock selection was positive across most sectors, most notably industrials and energy, while healthcare was the only significant negative. At the portfolio level, the net benefit from selection was offset by modestly negative sector allocation, most notably in the energy sector where our slight average underweight cost us relative performance in the market’s strongest sector.

During 2005 our essential strategy was unchanged: to provide a fundamentally-managed large cap core fund. However, The Guardian Stock Fund did experience a change of portfolio managers and investment process, as well as an interim period of approximately five months between the departure of Richard Goldman and my arrival as Portfolio Manager on August 1, 2005. During that period, the Fund was co-Managed by Tom Sorell, Chief Investment Officer of The Guardian Insurance & Annuity Company, Inc. and Matthew Ziehl, Portfolio Manager of The Guardian Small Cap Stock Fund.

From August 1st through the end of 2005, The Guardian Stock Fund returned 2.92% versus 2.09% for the S&P 500 Index. We firmly believe that our most critical mission is to increase performance relative to peers and the benchmark. In our efforts to achieve this objective, we are enhancing the fundamental research process by increasing the depth of research and critical thinking on each investment name in the portfolio. The involvement of our quantitative team is also being enhanced in the investment process. Our investment philosophy and style will likely result in fewer companies and lower turnover in the portfolio and alpha (return relative to the market) being driven primarily through stock selection.

Our endeavor is to invest in companies that we believe will emerge stronger from the current economic environment. We seek companies with improving fundamentals for the long-term,

About information in this report:

•	It is important to consider the Fund’s investment objectives, risks, fees and expenses before investing. All funds involve some risk, including possible loss of the principal amount invested.

•	The S&P 500 Index is an index of 500 primarily large cap U.S. stocks that is generally considered to be representative of U.S. stock market activity. Index returns are provided for comparative purposes. Please note that the index is unmanaged and not available for direct investment and its returns do not reflect the fees and expenses that have been deducted from the Fund.

THE GUARDIAN STOCK FUND	1

■ The Guardian Stock Fund	Annual Report To Contractowners

whose stocks we believe are mispriced and therefore do not fully reflect their stronger underlying business prospects. Fundamentals endure long after market emotions that cause volatile short-term swings in share prices are forgotten. We believe this strategy over time has the potential to generate superior long term results.

The views expressed above are those of the Fund’s portfolio manager(s) as of December 31, 2005 and are subject to change without notice. They do not necessarily represent the views of Guardian Investor Services LLC. The views expressed herein are based on current market conditions and are not intended to predict or guarantee the future performance of any Fund, any individual security, any market or market segment. The composition of each Fund’s portfolio is subject to change. No recommendation is made with respect to any security discussed herein.

Top Ten Holdings  (As of 12/31/2005)

Company	Percentage of Total Net Assets
AT & T, Inc.	3.76%
Citigroup, Inc.	2.96%
Procter & Gamble Co.	2.90%
Wyeth	2.56%
Wachovia Corp.	2.46%
McDonald’s Corp.	2.17%
Caterpillar, Inc.	2.13%
Chevron Corp.	2.12%
General Electric Co.	1.98%
Intel Corp.	1.94%

Sector Weightings vs. Index  (As of 12/31/2005)

2	THE GUARDIAN STOCK FUND

■ The Guardian Stock Fund	Annual Report To Contractowners

Average Annual Total Returns  (For periods ended 12/31/2005)

	1 Yr	5 Yrs	10 Yrs	Since Inception 4/13/1983
The Guardian Stock Fund	4.30%	–3.55%	6.30%	11.58%
S&P 500 Index	4.91%	0.55%	9.07%	12.54%

All performance data quoted is historical and the results represent past performance and neither guarantee nor predict future investment results. To obtain performance data current to the most recent month (available within 7 business days of the most recent month end), please call us at (800) 221-3253 or visit our website at www.guardianinvestor.com. Current performance may be higher or lower than the performance quoted here. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost.

Total return figures are historical and assume the reinvestment of dividends and distributions and the deduction of all Fund expenses. The actual total returns for owners of variable annuity contracts or variable life insurance policies that provide for investment in the Fund will be lower to reflect separate account and contract/policy charges. The return figures shown do not reflect the deduction of taxes that a contractowner may pay on distributions or redemption of units.

Growth of a Hypothetical $10,000 Investment

To give you a comparison, the chart below shows the performance of a hypothetical $10,000 investment made in The Guardian Stock Fund and in the S&P 500 Index 10 years ago. This performance does not reflect the deduction of taxes that a shareholder may pay on distributions or redemption of shares. Returns represent past performance and are not indicative of future results. Index returns do not include the fees and expenses of the Fund, but do include the reinvestment of dividends.

Fund Expenses

By investing in the Fund, you incur two types of costs: (1) transaction costs, including, as applicable, sales charges on purchase payments, reinvested dividends, or other distributions; redemption fees and exchange fees; and (2) ongoing costs, including, as applicable, management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other underlying funds.

The example is based on an investment of $1,000 invested on July 1, 2005 and held for six months ended December 31, 2005.

THE GUARDIAN STOCK FUND	3

■ The Guardian Stock Fund	Annual Report To Contractowners

Actual Expenses

The first line in the table provides information about actual account values and actual expenses. You may use the information in this row, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if transactional costs were included, your costs would have been higher.

	Beginning Account Value July 1, 2005	Ending Account Value December 31, 2005	Expenses Paid During Period*	Annualized Expense Ratio
Actual	$1,000.00	$1,069.00	$2.92	0.56%
Hypothetical (5% return before expenses)	$1,000.00	$1,022.38	$2.85	0.56%

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 184/365 (to reflect the Fund’s most recent fiscal half-year).

4	THE GUARDIAN STOCK FUND

■	The Guardian Stock Fund

Schedule of Investments

December 31, 2005

Shares		Value

Common Stocks — 98.5%
Aerospace and Defense — 3.8%
225,400	Boeing Co.	$15,832,096
120,400	General Dynamics Corp.	13,731,620
183,600	United Technologies Corp.	10,265,076

		39,828,792

Beverages — 1.3%
226,700	PepsiCo., Inc.	13,393,436

Biotechnology — 1.6%
206,000	Amgen, Inc.*	16,245,160

Capital Markets — 2.9%
99,300	Affiliated Managers Group, Inc.*	7,968,825
94,000	Goldman Sachs Group, Inc.	12,004,740
79,800	Lehman Brothers Hldgs., Inc.	10,227,966

		30,201,531

Chemicals — 0.6%
120,700	Rohm & Haas Co.	5,844,294

Commercial Banks — 4.2%
383,500	Bank of America Corp.	17,698,525
482,400	Wachovia Corp.	25,499,664

		43,198,189

Commercial Services and Supplies — 0.5%
150,900	Robert Half Int’l., Inc.	5,717,601

Communications Equipment — 2.3%
901,300	Cisco Systems, Inc.*	15,430,256
199,700	QUALCOMM, Inc.	8,603,076

		24,033,332

Computers and Peripherals — 4.5%
103,100	Apple Computer, Inc.*	7,411,859
953,900	EMC Corp.*	12,992,118
470,800	Hewlett Packard Co.	13,479,004
161,400	Int’l. Business Machines	13,267,080

		47,150,061

Consumer Finance — 1.6%
115,400	American Express Co.	5,938,484
122,300	Capital One Financial Corp.	10,566,720

		16,505,204

Diversified Financial Services — 3.0%
632,266	Citigroup, Inc.	30,683,869

Diversified Telecommunication Services — 3.8%
1,589,536	AT & T, Inc.	38,927,736

Electric Utilities — 1.3%
246,200	Exelon Corp.	13,083,068

Electrical Equipment — 1.5%
267,900	Rockwell Automation, Inc.	15,848,964

Electronic Equipment and Instruments — 0.6%
162,900	Jabil Circuit, Inc.*	6,041,961

Energy Equipment and Services — 1.2%
181,500	Transocean, Inc.*	12,648,735

Food and Staples Retailing — 1.3%
292,200	Wal-Mart Stores, Inc.	13,674,960

Food Products — 3.8%
159,000	Bunge Ltd.	9,000,990
348,500	Dean Foods Co.*	13,124,510
353,100	General Mills, Inc.	17,414,892

		39,540,392

Shares		Value

Health Care Equipment and Supplies — 1.6%
137,200	Fisher Scientific Int’l., Inc.*	$8,487,192
154,200	St. Jude Medical, Inc.*	7,740,840

		16,228,032

Health Care Providers and Services — 2.0%
139,500	McKesson Corp.	7,196,805
215,600	UnitedHealth Group, Inc.	13,397,384

		20,594,189

Hotels, Restaurants and Leisure — 2.2%
665,100	McDonald’s Corp.	22,427,172

Household Durables — 1.6%
226,300	KB Home	16,442,958

Household Products — 4.1%
227,200	Colgate-Palmolive Co.	12,461,920
518,200	Procter & Gamble Co.	29,993,416

		42,455,336

Industrial Conglomerates — 2.8%
585,700	General Electric Co.	20,528,785
289,900	Tyco Int’l. Ltd.	8,366,514

		28,895,299

Information Technology Services — 0.8%
137,500	Affiliated Computer Svcs., Inc. — Class A*	8,137,250

Insurance — 4.5%
288,200	Allstate Corp.	15,582,974
319,700	Aon Corp.	11,493,215
228,300	Fidelity National Financial, Inc.	8,399,157
313,000	Genworth Financial, Inc. — Class A	10,823,540

		46,298,886

Internet and Catalog Retail — 0.9%
216,700	eBay, Inc.*	9,372,275

Internet Software and Services — 0.5%
124,700	Yahoo! Inc.*	4,885,746

Machinery — 3.1%
382,200	Caterpillar, Inc.	22,079,694
260,800	Ingersoll-Rand Co. Ltd. — Class A	10,528,496

		32,608,190

Media — 2.5%
741,900	Time Warner, Inc.	12,938,736
407,200	Viacom, Inc. — Class B*	13,274,720

		26,213,456

Multiline Retail — 1.4%
259,400	J.C. Penney Co., Inc.	14,422,640

Multi–Utilities — 0.9%
116,500	Dominion Resources, Inc.	8,993,800

Office Electronics — 0.8%
138,900	Canon, Inc. ADR	8,171,487

Oil, Gas and Consumable Fuels — 7.5%
386,000	Chevron Corp.	21,913,220
190,400	Cimarex Energy Co.*	8,189,104
324,000	ConocoPhillips	18,850,320
359,700	Noble Energy, Inc.	14,495,910
181,800	Occidental Petroleum Corp.	14,522,184

		77,970,738

See notes to financial statements.

5

■	The Guardian Stock Fund

Schedule of Investments (Continued)

December 31, 2005

Shares		Value

Pharmaceuticals — 7.4%
245,800	Abbott Laboratories	$9,691,894
156,900	AstraZeneca PLC ADR	7,625,340
220,100	Johnson & Johnson	13,228,010
824,180	Pfizer, Inc.	19,219,878
575,500	Wyeth	26,513,285

		76,278,407

Road and Rail — 1.5%
227,000	Burlington Northern Santa Fe	16,076,140

Semiconductors and Semiconductor Equipment — 3.0%
803,100	Intel Corp.	20,045,376
356,000	Texas Instruments, Inc.	11,416,920

		31,462,296

Software — 3.1%
204,800	Adobe Systems, Inc.	7,569,408
253,900	BMC Software, Inc.*	5,202,411
755,400	Microsoft Corp.	19,753,710

		32,525,529

Specialty Retail — 1.1%
272,800	Home Depot, Inc.	11,042,944

Thrifts and Mortgage Finance — 2.7%
363,900	Countrywide Financial Corp.	12,441,741
243,100	Federal Home Loan Mortgage Corp.	15,886,585

		28,328,326

Tobacco — 1.6%
216,100	Altria Group, Inc.	16,146,992

Wireless Telecommunication Services — 1.1%
425,400	American Tower Corp.*	11,528,340

	Total Common Stocks (Cost $928,635,859)	1,020,073,713

Principal Amount		Value
Repurchase Agreement — 1.3%
$13,295,000	State Street Bank and Trust Co. repurchase agreement, dated 12/30/2005, maturity value of $13,301,086 at 4.12%, due 1/3/2006 (1) (Cost $13,295,000)	$13,295,000

Total Investments — 99.8% (Cost $941,930,859)		1,033,368,713
Cash, Receivables, and Other Assets Less Liabilities — 0.2%		1,865,263

Net Assets — 100%		$1,035,233,976

*	Non-income producing security.
(1)	The repurchase agreement is fully collateralized by $13,495,000 in U.S. Government Agency, 5.50%, due 11/16/2015, with a value of $13,562,475.

Glossary:

ADR — American Depositary Receipt.

See notes to financial statements.

6

■	The Guardian Stock Fund

Statement of Assets and Liabilities

December 31, 2005

ASSETS
Investments, at market (cost $941,930,859)	$1,033,368,713
Cash	518
Receivable for securities sold	15,001,949
Dividends receivable	832,908
Receivable for fund shares sold	77,041
Interest receivable	3,043
Other assets	27,741

Total Assets	1,049,311,913

LIABILITIES
Payable for securities purchased	12,477,030
Payable for fund shares redeemed	1,005,220
Accrued expenses	148,640
Due to GIS	447,047

Total Liabilities	14,077,937

Net Assets	$1,035,233,976

COMPONENTS OF NET ASSETS
Capital stock, at par	$35,344
Additional paid-in capital	1,465,570,730
Undistributed net investment income	8,000,130
Accumulated net realized loss on investments	(529,810,082)
Net unrealized appreciation of investments	91,437,854

Net Assets	$1,035,233,976

Class I Shares Outstanding — $0.001 par value	35,344,044

Net Asset Value Per Share	$29.29

Statement of Operations

Year Ended

December 31, 2005

INVESTMENT INCOME
Dividends	$24,240,012
Interest	385,270
Less: Foreign tax withheld	(10,533)

Total Income	24,614,749

Expenses:
Investment advisory fees — Note B	5,524,020
Printing expense	192,436
Custodian fees	154,389
Director’s fees — Note B	121,939
Insurance expense	75,193
Audit expense	29,342
Other	79,019

Total Expenses	6,176,338

Net Investment Income	18,438,411

REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS — NOTE C
Net realized gain on investments — Note A	82,377,554
Net change in unrealized appreciation on investments — Note C	(61,998,935)

Net Realized and Unrealized Gain on Investments	20,378,619

NET INCREASE IN NET ASSETS FROM OPERATIONS	$38,817,030

See notes to financial statements.

7

■	The Guardian Stock Fund

Statements of Changes in Net Assets

	Year Ended December 31,
	2005	2004
INCREASE/(DECREASE) IN NET ASSETS
From Operations:
Net investment income	$18,438,411	$17,254,034
Net realized gain on investments	82,377,554	67,073,893
Net change in unrealized appreciation of investments	(61,998,935)	(13,746,259)

Net Increase in Net Assets Resulting from Operations	38,817,030	70,581,668

Dividends to Shareholders from:
Net investment income	(12,958,536)	(23,795,330)

From Capital Share Transactions:
Net decrease in net assets from capital share transactions — Note E	(251,827,836)	(240,129,458)

Net Decrease in Net Assets	(225,969,342)	(193,343,120)

NET ASSETS:

Beginning of year	1,261,203,318	1,454,546,438

End of year*	$1,035,233,976	$1,261,203,318

* Includes undistributed net investment income of:	$8,000,130	$2,520,255

See notes to financial statements.

8

■	The Guardian Stock Fund

Financial Highlights

Selected data for a share of Class I shares outstanding throughout the years indicated:

	Year Ended December 31,
	2005	2004	2003	2002	2001
Net asset value, beginning of year	$28.42	$27.30	$22.71	$28.94	$37.21

Income from investment operations:
Net investment income	0.50	0.39	0.28	0.24	0.20
Net realized and unrealized gain/(loss) on investments	0.70	1.23	4.57	(6.25)	(8.16)

Net increase/(decrease) from investment operations	1.20	1.62	4.85	(6.01)	(7.96)

Dividends and distributions to shareholders from:
Net investment income	(0.33)	(0.50)	(0.26)	(0.22)	(0.08)
Net realized gain on investments	—	—	—	—	(0.23)

Total dividends and distributions	(0.33)	(0.50)	(0.26)	(0.22)	(0.31)

Net asset value, end of year	$29.29	$28.42	$27.30	$22.71	$28.94

Total return*	4.30%	6.00%	21.45%	(20.88)%	(21.44)%

Ratios/supplemental data:
Net assets, end of year (000’s omitted)	$1,035,234	$1,261,203	$1,454,546	$1,365,328	$2,060,451
Ratio of expenses to average net assets	0.56%	0.54%	0.54%	0.54%	0.53%
Ratio of net investment income to average net assets	1.67%	1.29%	1.06%	0.85%	0.59%
Portfolio turnover rate	103%	76%	77%	65%	137%

*	Total returns do not reflect the effects of charges deducted pursuant to the terms of GIAC’s variable contracts.
Inclusion of such charges would reduce the total returns for all periods shown.

See notes to financial statements.

9

■	The Guardian Stock Fund

Notes to Financial Statements

December 31, 2005

Note A.	Organization and Accounting Policies

The Guardian Stock Fund (the Fund or GSF) is a series of The Guardian Variable Contract Funds, Inc. (GVCF). GVCF is incorporated in the state of Maryland and is a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended (1940 Act). The financial statements for the other remaining series of GVCF are presented in separate reports.

GSF offers two classes of shares: Class I and Class II. The Class I shares of GSF are only sold to certain separate accounts of The Guardian Insurance & Annuity Company, Inc. (GIAC). GIAC is a wholly-owned subsidiary of The Guardian Life Insurance Company of America. GSF's Class II shares are available only through the ownership of annuity and insurance products offered by other insurance companies. The two classes of shares for GSF represent interests in the same portfolio of investments, have the same rights and are generally identical in all respects except that each class bears certain class expenses, and has exclusive voting rights with respect to any matter to which a separate vote of any class is required. As of December 31, 2005, no GSF Class II shares have been issued.

The preparation of financial statements in conformity with U.S. generally accepted accounting principles (GAAP) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income, gains (losses) and expenses during the reporting period. Actual results could differ from those estimates.

Significant accounting policies of the Fund are as follows:

Investments

Securities listed on national securities exchanges are valued at the last sale price on such exchanges, or if no sale occurred, at the mean of the closing bid and asked prices. Securities that are traded on the NASDAQ National Securities Market are valued at the NASDAQ Official Closing Price.

Pursuant to valuation procedures approved by the Board of Directors, certain debt securities may be valued each business day by an independent pricing service (Service). Debt securities for which quoted bid prices are readily available and representative of the bid side of the market, in the judgment of the Service, are valued at the bid price. Other debt securities that are valued by the Service are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions.

Other securities, including securities for which market quotations are not readily available (such as restricted securities, illiquid securities and foreign securities subject to a “significant event”) are valued at fair value as determined in good faith by or under the direction of GVCF’s Board of Directors. A “significant event” is an event that will affect the value of a portfolio security that occurs after the close of trading in the security’s primary trading market or exchange but before the Fund’s NAV is calculated.

Investing outside of the U.S. may involve certain considerations and risks not typically associated with domestic investments, including the possibility of political and economic unrest and different levels of governmental supervision and regulation of foreign securities markets.

Futures contracts are valued at the settlement prices established by the boards of trade or exchanges on which they are traded.

Repurchase agreements are carried at cost which approximates market value (see Note D).

Investment transactions are recorded on the date of purchase or sale. Security gains or losses are determined on an identified cost basis. Interest income, including amortization/accretion of premium/discount, is accrued daily. Dividend income is recorded on the ex-dividend date.

Foreign Currency Translation

GSF is permitted to buy international securities that are not U.S. dollar denominated. GSF’s books and records are maintained in U.S. dollars as follows:

(1)   The foreign currency market value of investment securities and other assets and liabilities stated in foreign currencies are translated into U.S. dollars at the current rate of exchange.

(2)   Security purchases and sales, income and expenses are translated at the rate of exchange prevailing on the respective dates of such transactions.

The resulting gains and losses are included in the Statement of Operations as follows:

Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial

10

■	The Guardian Stock Fund

Notes to Financial Statements (Continued)

December 31, 2005

statement purposes as net realized gains and losses on investments. Realized foreign exchange gains and losses, which result from changes in foreign exchange rates between the date on which GSF earns dividends and interest or pays foreign withholding taxes or other expenses and the date on which U.S. dollar equivalent amounts are actually received or paid, are included in net realized gains or losses on foreign currency related transactions. Realized foreign exchange gains and losses which result from changes in foreign exchange rates between the trade and settlement dates on security and currency transactions are also included in net realized gains and losses on foreign currency related transactions. Net currency gains and losses from valuing other assets and liabilities denominated in foreign currency at the period end exchange rate are reflected in net change in unrealized appreciation or depreciation from translation of other assets and liabilities denominated in foreign currencies.

Forward Foreign Currency Contracts

GSF may enter into forward foreign currency contracts in connection with planned purchases or sales of securities, or to hedge against changes in currency exchange rates affecting the values of its investments that are denominated in a particular currency. A forward foreign currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward exchange rate. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. Fluctuations in the value of forward foreign currency contracts are recorded for book purposes as unrealized gains or losses from translation of other assets and liabilities denominated in foreign currencies by GSF. When forward contracts are closed, GSF will record realized gains or losses equal to the difference between the values of such forward contracts at the time each was opened and the values at the time each was closed. Such amounts are recorded in net realized gains or losses on foreign currency related transactions. GSF will not enter into a forward foreign currency contract if such contract would obligate it to deliver an amount of foreign currency in excess of the value of its portfolio securities or other assets denominated in that currency.

Futures Contracts

GSF may enter into financial futures contracts for the delayed delivery of securities, currency or contracts based on financial indices at a fixed price on a future date. In entering into such contracts, GSF is required to deposit either in cash or securities an amount equal to a certain percentage of the contract amount. Subsequent payments are made or received by GSF each day, depending on the daily fluctuations in the value of the underlying security, and are recorded for financial statement purposes as variation margins by GSF. The daily changes in the variation margin are recognized as unrealized gains or losses by GSF. GSF’s investments in financial futures contracts are designed to hedge against anticipated future changes in interest or exchange rates or securities prices. In addition, GSF may enter into financial futures contracts for non-hedging purposes. Should interest or exchange rates, securities prices or prices of futures contracts move unexpectedly, GSF may not achieve the anticipated benefits of the financial futures contracts and may realize a loss.

Dividend Distributions

Dividends from net investment income are declared and paid semi-annually for GSF. Net realized short-term and long-term capital gains for GSF will be distributed at least annually. All such dividends and distributions are credited in the form of additional shares of GSF at the net asset value on the ex-dividend date.

All dividends and distributions are recorded on the ex-dividend date. Such distributions are determined in conformity with federal income tax regulations. Differences between the recognition of income on an income tax basis and recognition of income based on GAAP may cause temporary overdistributions of net realized gains and net investment income on a GAAP basis.

The tax character of dividends paid to shareholders during the years ended December 31, 2005 and 2004 were as follows:

Ordinary Income
2005	$12,958,536
2004	23,795,330

As of December 31, 2005, the components of accumulated losses on a tax basis were as follows:

Undistributed Ordinary Income	Capital Loss Carryforward	Unrealized Appreciation
$8,000,130	$(527,823,431)	$89,451,203

Taxes

GSF has qualified and intends to remain qualified to be taxed as a “regulated investment company” under the provisions of the U.S. Internal Revenue Code (Code), and as such will not be subject to federal income tax on taxable income

11

■	The Guardian Stock Fund

Notes to Financial Statements (Continued)

December 31, 2005

(including any realized capital gains) which is distributed in accordance with the provisions of the Code. Therefore, no federal income tax provision is required.

Withholding taxes on foreign interest, dividends and capital gains in GSF have been provided for in accordance with the applicable country’s tax rules and rates.

As of December 31, 2005, for federal income tax purposes, the Fund had capital losses carryforward as follows:

	Capital Loss Carryforward	Expiration Date
	$(191,563,092)	2009
	(240,321,401)	2010
	(95,938,938)	2011

Total	$(527,823,431)

Reclassification of Capital Accounts

The treatment for financial statement purposes of distributions made during the year from net investment income and net realized gains may differ from their ultimate treatment for federal income tax purposes. These differences primarily are caused by differences in the timing of the recognition of certain components of income or capital gains, and the recharacterization of foreign exchange gains or losses to either ordinary income or realized capital gains for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications would have no effect on net assets, results of operations, or net asset value per share of the Fund.

Note B.	Investment Advisory Agreements and Payments to or from Related Parties

The Fund has an investment advisory agreement with Guardian Investor Services LLC (GIS), a wholly-owned subsidiary of GIAC. Fees for investment advisory are at an annual rate of 0.50% of the average daily net assets of the Fund.

The Guardian Fund Complex pays directors who are not “interested persons” (as defined in the 1940 Act) fees consisting of a $5,000 per meeting fee and an annual retainer of $30,500, allocated among all funds in the Guardian Fund Complex based on their relative average daily net assets. Board committee members also receive a fee of $2,000 per committee meeting, which also is allocated among all funds in the Guardian Fund Complex based on their relative average daily net assets. Additional compensation is paid to the Chairmen of the Nominating and Governance Committee and the Audit Committee, respectively. GIS pays compensation to certain directors who are interested persons. Certain officers and directors of the Fund are affiliated with GIS.

Note C.	Investment Transactions

Purchases and proceeds from sales of securities (excluding short-term securities) amounted to $1,127,831,454 and $1,379,126,213, respectively, during the year ended December 31, 2005.

The gross unrealized appreciation and depreciation of investments, on a tax basis, at December 31, 2005 aggregated $103,247,059 and $13,795,856, respectively, resulting in net unrealized appreciation of $89,451,203. The cost of investments owned at December 31, 2005 for federal income tax purposes was $943,917,510.

Note D.	Repurchase Agreements

The collateral for repurchase agreements is either cash or fully negotiable U.S. government securities. Repurchase agreements are fully collateralized (including the interest earned thereon) and such collateral is marked-to-market daily while the agreements remain in force. If the value of the collateral falls below the value of the repurchase price plus accrued interest, GSF will require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults, GSF maintains the right to sell the collateral and may claim any resulting loss against the seller.

12

■	The Guardian Stock Fund

Notes to Financial Statements (Continued)

December 31, 2005

Note E.	Transactions in Capital Stock

There are 300,000,000 shares of $0.001 par value capital stock authorized for GSF, divided into two classes, designated Class I and Class II shares. GSF Class I consists of 250,000,000 shares and Class II consists of 50,000,000 shares. Through December 31, 2005 no Class II shares of GSF were sold. Transactions in capital stock were as follows:

	Year Ended December 31,		Year Ended December 31,
	2005	2004	2005	2004
	Shares		Amount
Shares sold	919,355	1,077,316	$25,782,156	$29,325,252
Shares issued in reinvestment of dividends	468,155	860,754	12,958,536	23,795,330
Shares repurchased	(10,428,273)	(10,831,155)	(290,568,528)	(293,250,040)

Net decrease	(9,040,763)	(8,893,085)	$(251,827,836)	$(240,129,458)

Note F.	Line of Credit

A $100,000,000 line of credit available to GSF and other related Guardian Funds has been established with State Street Bank and Trust Company and Bank of Montreal. The rate of interest charged on any borrowing is based upon the prevailing Federal Funds rate at the time of the loan plus 0.50% calculated on a 360 day basis per annum. For the year ended December 31, 2005, none of the funds borrowed against this line of credit.

The funds are obligated to pay State Street Bank and Trust Company and Bank of Montreal a commitment fee computed at a rate of 0.08% per annum on the average daily unused portion of the revolving credit.

Note G.	Management Information (Unaudited)

The directors and officers of GSF are named below. Information about their principal occupations during the past five years and certain other affiliations is also provided. The business address of each director and officer is 7 Hanover Square, New York, New York 10004, unless otherwise noted. The “Guardian Fund Complex” referred to in this biographical information is composed of (1) The Park Avenue Portfolio (a series fund that issues its shares in thirteen series), (2) The Guardian Variable Contract Funds, Inc. (a series fund that issues its shares in seven series), (3) The Guardian Bond Fund, Inc., (4) The Guardian Cash Fund, Inc. and (5) GIAC Funds, Inc. (a series fund that issues its shares in three series).

Name, Address and Year of Birth	Position with Fund	Term of Office and Length of Time Served†	Principal Occupations During Past 5 Years	Number of Funds in the Guardian Fund Complex Overseen by Director	Other Directorships

Interested Directors*

Arthur V. Ferrara (1930)	Director	Since 1987	Retired. Director and former Chairman of the Board and Chief Executive Officer, The Guardian Life Insurance Company of America. Director (Trustee) of all of the mutual funds within the Guardian Fund Complex.	25	Director of various mutual funds sponsored by Gabelli Asset Management.

Leo R. Futia (1919)	Director	Since 1982	Retired. Director and former Chairman of the Board and Chief Executive Officer, The Guardian Life Insurance Company of America. Director (Trustee) of all of the mutual funds within the Guardian Fund Complex.	25	None.

*	“Interested” Director means one who is an “interested person” under the Investment Company Act of 1940 by virtue of a current or past position with Guardian Life, the indirect parent company of GIS, the investment adviser of certain Funds in the Guardian Fund Complex.
†	There is no set term of office for Directors and Officers. The table reflects the year from which each person has served as Director and/or Officer.

13

■	The Guardian Stock Fund

Notes to Financial Statements (Continued)

December 31, 2005

Name, Address and Year of Birth	Position with Fund	Term of Office and Length of Time Served†	Principal Occupations During Past 5 Years	Number of Funds in the Guardian Fund Complex Overseen by Director	Other Directorships

Dennis J. Manning 81 Graenest Ridge Road Wilton, Connecticut 06897 (1947)	Director	Since 2003	President and Chief Executive Officer, The Guardian Life Insurance Company of America since 1/03; President and Chief Operating Officer, 1/02 to 12/02; Executive Vice President and Chief Operating Officer, 1/01 to 12/01; Executive Vice President, Individual Markets and Group Pensions, 1/99 to 12/00. Director (Trustee) of all of the mutual funds within the Guardian Fund Complex.	25	Director of The Guardian Life Insurance Company of America and The Guardian Insurance & Annuity Company, Inc. Manager, Guardian Investor Services LLC and Park Avenue Securities LLC. Director of various Guardian Life subsidiaries.

Disinterested Directors

Kathleen C. Cuocolo (1952)	Director	Since 11/16/05	Principal, Cuocolo Associates (corporate governance and operations consulting firm), 2003 to present; Executive Vice President, State Street Corporation, prior thereto. Employed by State Street Corporation in various capacities since 1982. Director (Trustee) of all of the mutual funds within the Guardian Fund Complex.	25	Chairman, Board of Directors, Select Sector S&P Depository Receipts Series Trust (9 exchange traded funds), 1999 to present; Director, World Markets PLC (global performance and analytics company), 2002 to present; Director, The China Fund, Inc., 2001 to 2003; Board of Advisors, Venturi Aeration, Inc. (water remediation services), 2001 to present; Board of Advisors, Inter- Unity Group (systems optimization consulting firm), 2003 to present.

Frank J. Fabozzi, Ph.D. (1948)	Director	Since 1992	Adjunct Professor of Finance, School of Management — Yale University, 2/94 to present; Editor, Journal of Portfolio Management. Director (Trustee) of all of the mutual funds within the Guardian Fund Complex.	25	Director (Trustee) of various closed-end investment companies sponsored by BlackRock Financial Management. Director of BlackRock Funds (47 funds).

†	There is no set term of office for Directors and Officers. The table reflects the year from which each person has served as Director and/or Officer.

14

■	The Guardian Stock Fund

Notes to Financial Statements (Continued)

December 31, 2005

Name, Address and Year of Birth	Position with Fund	Term of Office and Length of Time Served†	Principal Occupations During Past 5 Years	Number of Funds in the Guardian Fund Complex Overseen by Director	Other Directorships

William N. Goetzmann, Ph.D. (1956)	Director	Since 11/16/05	Edwin J. Beinecke Professor of Finance and Management Studies, Yale School of Management, 7/94 to present; Director, International Center for Finance, Yale School of Management, 7/99 to present; Visiting professor, Harvard Business School, 7/05 to present. Director (Trustee) of all of the mutual funds within the Guardian Fund Complex.	25	Member of the Board of Directors of the Commonfund.

Anne M. Goggin, Esq. (1948)	Director	Since 2004	Attorney at law in private practice since 8/04; Partner, Edwards and Angell, LLP, 4/04 to 8/04; Chief Counsel, Metropolitan Life Insurance Company, 6/00 to 12/03; Senior Vice President and General Counsel, New England Life Insurance Company, 6/00 to 12/03; Chairman, President and Chief Executive Officer, MetLife Advisors LLC, 6/99 to 12/03; Chairman of the Board, Metropolitan Series Fund, 1/02 to 12/03; Chairman of the Board, New England Zenith Fund, 6/99 to 12/03. Director (Trustee) of all of the mutual funds within the Guardian Fund Complex.	25	None.

William W. Hewitt, Jr. (1928)	Director	Since 1989	Retired. Former Executive Vice President, Shearson Lehman Brothers, Inc. Director (Trustee) of all of the mutual funds within the Guardian Fund Complex.	25	None.

Sidney I. Lirtzman, Ph.D. 200 East 57th Street #10H New York, New York 10022 (1930)	Director	Since 1987	Emanuel Saxe Emeritus Professor of Management, Zicklin School of Business, Baruch College, City University of New York since 11/04; Emanuel Saxe Professor of Management 9/96 to 10/04; Dean from 10/95 to 9/02; Interim President 9/99 to 9/00. President, Fairfield Consulting Associates, Inc. Director (Trustee) of all of the mutual funds within the Guardian Fund Complex.	25	Director, since 6/01 Youthstream, Inc. Member, Advisory Board of Directors, New York City Independent Budget Office 5/98 to 5/01.

†	There is no set term of office for Directors and Officers. The table reflects the year from which each person has served as Director and/or Officer.

15

■	The Guardian Stock Fund

Notes to Financial Statements (Continued)

December 31, 2005

Name, Address and Year of Birth	Position with Fund	Term of Office and Length of Time Served†	Principal Occupations During Past 5 Years	Number of Funds in the Guardian Fund Complex Overseen by Director	Other Directorships

Steven J. Paggioli (1950)	Director	Since 11/16/05	Independent consultant on investment company matters since 7/01; Executive Vice President, Director and Principal of The Wadsworth Group (administration, consulting and executive search firm) prior thereto. Director (Trustee) of all of the mutual funds within the Guardian Fund Complex.	25	Trustee and Audit Committee Member, Managers Funds and Managers AMG Funds (36 portfolios), 6/90 to present; Trustee, Professionally Managed Portfolios (20 portfolios), 5/91 to present; Advisory Board Member, Sustainable Growth Advisers, L.P., 10/02 to present.

Robert G. Smith, Ph.D. 132 East 72nd Street, Apt. #1 New York, New York 10021 (1932)	Director	Since 1982	Chairman and Chief Executive Officer, Smith Affiliated Capital Corp. since 4/82. Director (Trustee) of all of the mutual funds within the Guardian Fund Complex.	25	Governor appointments as Director of New York Health Care Reform Act Charitable Organization and Nassau County Interim Finance Authority. Senior private member of the New York State Financial Control Board for New York City. Senior Director for the New York State Comptroller’s Investment Advisory Committee for State Pension Funds (Commonfund).

†	There is no set term of office for Directors and Officers. The table reflects the year from which each person has served as Director and/or Officer.

16

■	The Guardian Stock Fund

Notes to Financial Statements (Continued)

December 31, 2005

Name, Address and Year of Birth	Position with Fund	Term of Office and Length of Time Served†	Principal Occupations During Past 5 Years	Number of Funds in the Guardian Fund Complex for which Officer Serves

Officers

Joseph A. Caruso (1952)	Senior Vice President and Secretary	Since 1992	Director, The Guardian Life Insurance Company of America since 1/05; Senior Vice President and Corporate Secretary, The Guardian Life Insurance Company of America since 1/01; Vice President and Corporate Secretary prior thereto. Director, Senior Vice President and Secretary, The Guardian Insurance & Annuity Company, Inc. Manager, Senior Vice President and Corporate Secretary, Guardian Investor Services LLC. Director, Senior Vice President and Secretary, Park Avenue Life Insurance Company; Manager, Park Avenue Securities LLC; Senior Vice President and Secretary of Guardian Baillie Gifford Limited, and all of the mutual funds within the Guardian Fund Complex. Director and Officer of various Guardian Life subsidiaries.	25

Richard A. Cumiskey (1960)	Chief Compliance Officer	Since 2002	Second Vice President, Equity Administration and Oversight, The Guardian Life Insurance Company of America since 1/01; Assistant Vice President, Equity Administration and Oversight prior thereto. Senior Vice President and Chief Compliance Officer of The Guardian Insurance & Annuity Company, Inc. and Guardian Investor Services LLC since 4/04; Second Vice President and Compliance Officer prior thereto. Chief Compliance Officer of all of the mutual funds within the Guardian Fund Complex.	25

Manind V. Govil (1969)	Managing Director	Since 2005	Managing Director and Head of Equity Investments at The Guardian Life Insurance Company of America since 8/05; Lead Portfolio Manager — Large Cap Blend/Core Equity, Co-Head of Equities and Head of Equity Research at Mercantile Capital Advisers since 2001; Lead Portfolio Manager — Core Equity at Mercantile Capital Advisers prior thereto. Officer of various mutual funds within the Guardian Fund Complex.	23

†	There is no set term of office for Directors and Officers. The table reflects the year from which each person has served as Director and/or Officer.

17

■	The Guardian Stock Fund

Notes to Financial Statements (Continued)

December 31, 2005

Name, Address and Year of Birth	Position with Fund	Term of Office and Length of Time Served†	Principal Occupations During Past 5 Years	Number of Funds in the Guardian Fund Complex for which Officer Serves

Jonathan C. Jankus (1947)	Managing Director	Since 1999	Managing Director, The Guardian Life Insurance Company of America. Officer of various mutual funds within the Guardian Fund Complex.	20

Stewart M. Johnson (1952)	Senior Director	Since 2002	Senior Director, The Guardian Life Insurance Company of America since 1/02. Second Vice President from 12/00 to 1/02; Assistant Vice President prior thereto. Officer of various mutual funds within the Guardian Fund Complex.	20

Nydia Morrison (1958)	Controller	Since 2003	Director, Mutual Fund Reporting, The Guardian Life Insurance Company of America since 5/04; Manager prior thereto. Officer of all of the mutual funds within the Guardian Fund Complex.	25

Frank L. Pepe (1942)	Vice President and Treasurer	Since 1995	Vice President and Equity Controller, The Guardian Life Insurance Company of America. Senior Vice President and Controller, The Guardian Insurance & Annuity Company, Inc. since 4/04; Vice President and Controller prior thereto. Senior Vice President and Controller, Guardian Investor Services LLC. Vice President and Treasurer of all of the mutual funds within the Guardian Fund Complex.	25

Richard T. Potter, Jr. (1954)	Vice President and Counsel	Since 1992	Vice President and Equity Counsel, The Guardian Life Insurance Company of America. Senior Vice President and Counsel, The Guardian Insurance & Annuity Company, Inc. and Guardian Investor Services LLC since 4/04; Vice President and Counsel prior thereto. Vice President and Counsel of Park Avenue Securities LLC and all of the mutual funds within the Guardian Fund Complex.	25

Robert A. Reale (1960)	Managing Director	Since 2001	Managing Director, The Guardian Life Insurance Company of America, The Guardian Insurance & Annuity Company, Inc. and Guardian Investor Services LLC since 3/01; Second Vice President 10/99 to 2/01. Assistant Vice President, Metropolitan Life prior thereto. Officer of all of the mutual funds within the Guardian Fund Complex.	25

†	There is no set term of office for Directors and Officers. The table reflects the year from which each person has served as Director and/or Officer.

18

■	The Guardian Stock Fund

Notes to Financial Statements (Continued)

December 31, 2005

Name, Address and Year of Birth	Position with Fund	Term of Office and Length of Time Served†	Principal Occupations During Past 5 Years	Number of Funds in the Guardian Fund Complex for which Officer Serves

Thomas G. Sorell (1955)	President	Since 2003	Executive Vice President and Chief Investment Officer, The Guardian Life Insurance Company of America since 1/03; Senior Managing Director, Fixed Income Securities since 3/00; Vice President, Fixed Income Securities prior thereto. Managing Director, Investments: Park Avenue Life Insurance Company. President of all of the mutual funds within the Guardian Fund Complex.	25

Donald P. Sullivan, Jr. (1954)	Vice President	Since 1995	Vice President, Equity Administration, The Guardian Life Insurance Company of America. Vice President, The Guardian Insurance & Annuity Company, Inc. and Guardian Investor Services LLC. Officer of all of the mutual funds within the Guardian Fund Complex.	25

The Statement of Additional Information includes additional information about fund directors and is available upon request, without charge, by calling 1-800-221-3253 or by writing to Guardian Investor Services LLC at 7 Hanover Square, New York, New York 10004.

†	There is no set term of office for Directors and Officers. The table reflects the year from which each person has served as Director and/or Officer.

19

■	The Guardian Stock Fund

Report of Ernst & Young LLP,

Independent Registered Public Accounting Firm

Board of Directors of The Guardian Variable Contract Funds, Inc. and

Shareholders of The Guardian Stock Fund (the Fund)

We have audited the accompanying statement of assets and liabilities of The Guardian Stock Fund (one of the series constituting The Guardian Variable Contract Funds, Inc.), including the schedule of investments, as of December 31, 2005, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2005, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Guardian Stock Fund, a series of The Guardian Variable Contract Funds, Inc., at December 31, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

February 8, 2006

20

■	The Guardian Stock Fund

Board Approval of Investment Management Agreements (Unaudited)

The Boards of Directors of The Guardian Variable Contract Funds, Inc. (“GVCF”), GIAC Funds, Inc. (“GIAC”), The Guardian Bond Fund, Inc. (“GBF” and a “Fund”) and The Guardian Cash Fund, Inc. (“GCF” and a “Fund”) (together, the series of GVCF and GIAC, and GBF and GCF are referred to as the “Funds,”) approved the renewal of the management agreement for each Fund and, as applicable, the subadvisory agreement for each Fund on November 17, 2005. As a part of the renewal process, the Boards of Directors of GVCF, GIAC, GBF and GCF met independently of Fund management and of the interested Board Members to consider the renewal of: (1) the management agreement (“Management Agreement”) between each of the Funds and Guardian Investor Services LLC (“GIS”) or as applicable, Guardian Baillie Gifford Limited (“GBG” and together with GIS, each referred to as a “Manager”); (2) as applicable, the subadvisory agreements (each a “Subadvisory Agreement”) between GBG and Baillie Gifford Overseas Limited (“BGO”) and the subadvisory agreements between GIS and UBS Global Asset Management (Americas) Inc. (“UBS” and together with BGO, each referred to as a “Subadvisor”). (The Management Agreements and the Subadvisory Agreements are together referred to as the “Advisory Agreements.”) As part of the review process, the Independent Directors were represented by independent legal counsel. The Independent Directors reviewed comprehensive materials received from the Managers, Subadvisors and independent counsel in connection with contract review. The Independent Directors noted that each Board also received regular information throughout the year regarding performance and operating results of each Fund and that in evaluating the Advisory Agreements, they were taking into account their accumulated experience as Board members in working with the Managers on matters relating to the Funds.

In preparation for the review process, the Independent Directors met with independent legal counsel and discussed the type and nature of information to be provided and sent a formal request for information to Fund management. The Managers and Subadvisors provided extensive information to all Board members in response to the request. Among other information, the Independent Directors reviewed materials to assess the services provided by each Manager and Subadvisor, and, as applicable, information comparing the performance, advisory fees and expense ratios of each Fund to other mutual funds, information about the profitability from the Advisory Agreements to the Managers and to the Subadvisors, information about economies of scale and information about the other benefits to the Managers and Subadvisors and their affiliates resulting from their relationship with the Funds (“fall-out benefits”). The Independent Directors reviewed comparative performance and management fee and expense ratios of peer groups of funds selected by Morningstar, Inc. (“Morningstar”). The Independent Directors also received a memorandum from independent legal counsel advising them of their duties and responsibilities in connection with the review of the Advisory Agreements. In preparation for the November 17th meeting, the Independent Directors met on November 3, 2005, to review and discuss with independent legal counsel the information provided by Morningstar.

Based upon their review, the Independent Directors concluded that it was in the best interest of each Fund to renew each relevant Advisory Agreement and, accordingly, recommended to the full Board of each Fund the renewal of each applicable Advisory Agreement. In reaching this conclusion for each Fund, the Independent Directors did not identify any single factor or group of factors as all important or controlling and considered all factors together.

Management Agreements

Nature, Quality and Extent of Services. In reviewing the nature, quality and extent of services provided by the Managers, the Independent Directors considered the services provided by each Manager under the Management Agreements, including administrative services. The Independent Directors considered the experience and skills of senior management responsible for fund operations, the experience and skills of the personnel performing the functions under each Management Agreement and the resources made available to such personnel, the ability of the Managers to attract and retain high-quality personnel, and the organizational depth of the Managers. The Independent Directors concluded that appropriate resources were provided under each Management Agreement. The Independent Directors also considered the delegation of day-to-day portfolio management responsibility to UBS with respect to the Guardian UBS VC Large Cap Value Fund and the Guardian UBS VC Small Cap Value Fund and to BGO with respect to the Baillie Gifford International Growth Fund and the Baillie Gifford Emerging Markets Fund and the Managers’ ability to supervise the activities of the Subadvisors. The Independent Directors concluded each Manager’s supervisory program was satisfactory. The Independent Directors also considered the compliance program established by the Managers and the level of compliance attained by the Managers. Further, the Independent Directors considered that each Manager has had a long-term relationship with the Funds and has demonstrated its past and future commitment to support the Funds. The Independent Directors concluded that a long-term relationship with a capable, conscientious adviser was in the best interest of each Fund. Based upon all relevant factors, the Independent Directors concluded that the nature, quality and extent of the services provided by the Managers to each applicable Fund were satisfactory.

21

■	The Guardian Stock Fund

Board Approval of Investment Management Agreements (Unaudited) (Continued)

Investment Performance. The Independent Directors reviewed each Fund’s investment performance over short-term (one-year) and longer-term (three year, five year and ten year) periods, as applicable, and compared those returns to various agreed-upon performance measures, including market indices and peer groups. The Independent Directors received comparative performance information prepared by Morningstar. The Independent Directors also considered whether investment results were consistent with a Fund’s investment objective(s) and policies. For most Funds, the Independent Directors concluded that investment performance met acceptable levels of investment performance. For Funds that experienced underperformance, the Independent Directors reviewed the reasons for the underperformance and the remedial measures taken by the Manager to improve performance. The Independent Directors concluded that the Managers have in place an effective process to monitor performance and that reasonable steps had been implemented to address circumstances of underperformance where appropriate. Therefore, the Independent Directors concluded that it was in the best interests of the Funds to renew the Management Agreements and to continue to closely monitor performance with a particular emphasis on those Funds experiencing underperformance.

Fees and Expenses. The Independent Directors considered each Fund’s management fees and net expense ratios. The Independent Directors received information, based on data supplied by Morningstar, comparing each Fund’s management fee rates and total net expense ratio to advisory fees and total net expense ratios of the mutual funds in its peer group (as selected by Morningstar). The Independent Directors also received and considered information on fee waivers and/or reimbursements for each Fund compared to those of its peer group. The Independent Directors noted that a number of the Funds have received fee waivers for many years and that such fee waivers remained current through the time of the review process.

The Independent Directors also compared each Fund’s management fee rates to fees charged by the Manager for comparable mutual funds. For each Fund, the Independent Directors reviewed the fees charged by other advisors for mutual funds in the Fund’s peer group. GIS provided information on the advisory fees it charges its two institutional accounts and noted the information was not comparable with the Funds because the investment objectives and management style of the institutional accounts were very different than those of the Funds. GBG has no clients other than the Funds.

On the basis of all information provided, the Independent Directors concluded that the management fee schedules for each Fund were reasonable and appropriate in light of the nature, quality and extent of services provided by the Manager.

Profitability. The Independent Directors reviewed detailed information regarding revenues received by each Manager under each Management Agreement, including identification of the estimated direct and indirect costs of the Managers of providing those services to each Fund that are covered under the Management Agreements. The Independent Directors also received information regarding the enterprise-wide profitability of the Managers with respect to all fund services in totality.

For all Funds, based upon the profitability percentage provided, the Independent Directors concluded that the profitability to the applicable Manager from the management of each Fund was not unreasonable.

Economies of Scale. The Independent Directors considered whether there are economies of scale with respect to the management of each Fund and whether the Funds benefit from any such economies of scale through breakpoints in fees or otherwise. The Independent Directors noted that the Guardian UBS VC Small Cap Value Fund and the Guardian Cash Fund had management fee schedules that each contained one breakpoint. The Independent Directors also considered whether the effective management fee rate for each Fund under the Management Agreement is reasonable in relation to the asset size of such Fund. The Independent Directors noted GIS’s representation that it did not anticipate that the Funds would experience any significant economies in the near future, given their asset size. The Independent Directors concluded that, in light of the Funds’ current asset levels, the fee schedule for each Fund reflects an appropriate level of sharing of any economies of scale.

Other Benefits to Manager. The Independent Directors also considered the character and amount of other incidental benefits received by the Managers and their affiliates as a result of their relationship with the Funds. The Independent Directors noted the Managers’ representation that each has the ability to obtain proprietary research as a result of the Funds’ brokerage business that may be used for the benefit of the Funds and other clients of the Managers. The Independent Directors concluded that management fees for each Fund were reasonable in light of these fall-out benefits.

22

■	The Guardian Stock Fund

Board Approval of Investment Management Agreements (Unaudited) (Continued)

Specific Fund Findings

The Guardian Stock Fund

In determining to recommend renewal of the Fund’s Management Agreement, the Independent Directors noted the investment underperformance over the periods reviewed, but considered the steps taken by the Manager to remediate performance, including most recently the hiring of a new lead portfolio manager by the Manager in August 2005. The Independent Directors noted the favorable historical record of the new portfolio manager, his prior success in remediating a fund, his investment strategy for managing the Fund and the very recent relative improvement in performance following the beginning of the implementation of his investment strategy. The Independent Directors considered these remedial actions along with the long term support and effective administration of this Fund by the Manager, as well as the Fund’s low expense ratio and management fees as compared to its peer group, and concluded that it was appropriate to renew the Management Agreement and monitor the impact of the remedial actions.

Overall Conclusions

Based upon all of the information considered and the conclusions reached, the Independent Directors determined that the terms of each Advisory Agreement continue to be fair and reasonable and that the continuation of each Advisory Agreement is in the best interests of each Fund.

23

■	The Guardian Stock Fund

Shareholder Voting Summary (Unaudited)

November 15, 2005

On November 15, 2005, a Special Shareholder Meeting of the Fund was held at which the eleven Directors, identified below, were elected (Proposal No. 1) and the sub-proposals in Proposal No. 2, as described in the Proxy Statement, were approved. The following is a report of the votes cast:

Proposal No. 1

Election of the Eleven Nominees for Director:

NOMINEE	FOR	WITHHELD	TOTAL
DIRECTORS
Kathleen C. Cuocolo	76,165,969.554	1,858,569.914	78,024,539.468
Frank J. Fabozzi	76,176,372.381	1,848,167.087	78,024,539.468
Arthur V. Ferrara	75,994,827.909	2,029,711.559	78,024,539.468
Leo R. Futia	75,817,210.074	2,207,329.394	78,024,539.468
William N. Goetzmann	76,164,019.071	1,860,520.397	78,024,539.468
Anne M. Goggin	76,112,215.256	1,912,324.212	78,024,539.468
William W. Hewitt	75,933,986.870	2,090,552.598	78,024,539.468
Sidney I. Lirtzman	75,898,936.066	2,125,603.402	78,024,539.468
Dennis H. Manning	76,179,952.757	1,844,586.711	78,024,539.468
Steven J. Paggioli	76,173,796.441	1,850,743.027	78,024,539.468
Robert G. Smith	75,972,333.669	2,052,205.799	78,024,539.468

Proposal No. 2

Approving an amendment to, or the elimination of, the Fund’s fundamental investment restriction, as described in the Proxy Statement, with respect to the following:

SUB-PROPOSALS	FOR	AGAINST	ABSTAIN	TOTAL
2(a) Diversification of investments;	29,773,524.196	1,846,874.747	2,080,476.117	33,700,875.060
2(b) Borrowing;	29,670,018.739	1,950,380.204	2,080,476.117	33,700,875.060
2(c) Issuing senior securities;	29,732,829.883	1,887,569.060	2,080,476.117	33,700,875.060
2(d) Concentration of investments in the same industry;	29,658,410.173	1,961,988.770	2,080,476.117	33,700,875.060
2(e) Investments in real estate	29,777,258.296	1,843,140.647	2,080,476.117	33,700,875.060
2(h) Making loans, and	29,640,801.943	1,979,597.000	2,080,476.117	33,700,875.060
2(m) Pledging, mortgaging or hypothecating its assets.	29,612,352.842	2,008,046.101	2,080,476.117	33,700,875.060

24

■	The Guardian Stock Fund

Proxy Voting Policies and Procedures (Unaudited)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, as well as information regarding how the Fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2005, is available free of charge upon request by logging on to www.guardianinvestor.com or the Securities and Exchange Commission’s (SEC) website at www.sec.gov.

Form N-Q (Unaudited)

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each year on the Form N-Q. The Fund's Forms N-Q are available on the SEC's website at www.sec.gov, and can be reviewed and copied at the SEC's Public Reference Room in Washington D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-800-SEC-0330.

Code of Ethics (Unaudited)

The Fund has adopted a code of ethics for its Principal Executive Officer and Principal Financial Officers (the “Code”). The purpose of the Code is to promote, among other things: honest and ethical conduct, including the handling of conflicts of interest; full, fair, accurate, timely and understandable disclosure in reports and documents filed with the SEC; and compliance with applicable laws and regulations. A copy of the Code has been filed with the SEC on Form N-CSR and can be obtained on the SEC’s website at www.sec.gov.

Copies for all of the above can be obtained free of charge by calling 1-800-221-3253 or by writing to Guardian Investor Services LLC at 7 Hanover Square, New York, New York 10004.

25

■ The Guardian VC 500 Index Fund	Annual Report To Contractowners

Jonathan C. Jankus CFA, Co-Portfolio Manager

Stewart Johnson, Co-Portfolio Manager

Objective:

Seeks to track the investment performance of the Standard & Poor’s 500 Composite Stock Price Index (“the S&P 500 Index”) which emphasizes securities issued by large U.S. companies

Portfolio:

At least 95% of the Fund’s assets are invested in common stocks of companies included in the S&P 500 Index under normal circumstances

Inception Date:

August 25, 1999

Net Assets at December 31, 2005:

$219,528,679

An Update from Fund Management

For the year ended December 31, 2005, the Fund’s return was 4.54%. The Fund’s objective is to match the returns of the S&P 500 Index, a theoretical portfolio of 500 blue-chip stocks, which returned 4.91% over the same period. The S&P 500 Index is theoretical in the sense that its returns are computed as though shares of the Index were purchased and subsequently rebalanced without any trading costs or fund expenses. For the period from Fund inception on August 24, 1999 through December 31, 2005, the Fund’s average annual total return was –0.25% compared to an average annual total return of –0.04% for the S&P 500 Index.

Stock market returns were positive for a third straight year, with the S&P 500 Index earning a modest total return of 4.91% for 2005. That said, the market’s returns for 2001 and 2002 were so poor that the cumulative return on the S&P 500 Index, including dividends, for the five-year period ended December 31, 2005 has only been a modest 0.54% average per year. Over this period, the market has had to deal with volatility due to corporate malfeasance, a mixed economy, the continuing threat of terrorist attacks, a war and record-setting natural disasters.

The stock market rebound has been a product of the turnaround in the economy in general and corporate profits in particular. In spite of recent increases, interest rates and bond yields remained low in real (after-inflation) terms. Historically, this has been an attractive environment for stocks.

We will continue to manage the portfolio so as to be substantially fully invested in stocks, attempt to match the S&P 500 Index and keep trading costs to a minimum. If history is any indication, this has proven to be an extremely difficult strategy to surpass.

We believe, most signs indicate continuing economic growth, which we hope will continue to feed a rebound in corporate profits. A risk on the horizon is the extent to which interest rates will rise in the near term, especially given such exogenous factors as expensive oil and continued violence in the Middle East. “Real” interest rates (interest rates after subtracting expected inflation) remain relatively low, although not as low as they were two years ago. On balance, we remain optimistic, although a bit more cautiously so.

The views expressed above are those of the Fund’s portfolio manager(s) as of December 31, 2005 and are subject to change without notice. They do not necessarily represent the views of Guardian Investor Services LLC. The views expressed herein are based on current market conditions and are not intended to predict or guarantee the future performance of any Fund, any individual security, any market or market segment. The composition of each Fund’s portfolio is subject to change. No recommendation is made with respect to any security discussed herein.

About information in this report:

•	It is important to consider the Fund’s investment objectives, risks, fees and expenses before investing. All funds involve some risk, including possible loss of the principal amount invested.

•	“S&P,” “S&P 500®,” “Standard & Poor’s 500” and “500” are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by Guardian Investor Services LLC. The Fund is not sponsored, endorsed, sold or promoted by Standard & Poor’s and Standard & Poor’s makes no representation regarding the advisability of investing in the Fund. The S&P 500 Index is an unmanaged index of 500 primarily large cap U.S. stocks that is generally considered to be representative of U.S. stock market activity. Index returns are provided for comparative purposes. Please note that the index is unmanaged and not available for direct investment and its returns do not reflect the fees and expenses that have been deducted from the Fund.

THE GUARDIAN VC 500 INDEX FUND	1

■ The Guardian VC 500 Index Fund	Annual Report To Contractowners

Top Ten Holdings  (As of 12/31/2005)

Company	Percentage of Total Net Assets
General Electric Co.	3.13%
Exxon Mobil Corp.	3.01%
Microsoft Corp.	2.22%
Citigroup, Inc.	2.11%
Johnson & Johnson	1.67%
Procter & Gamble Co.	1.67%
Bank of America Corp.	1.58%
American Int’l. Group, Inc.	1.51%
Pfizer, Inc.	1.48%
Altria Group, Inc.	1.32%

Sector Weightings vs. Index  (As of 12/31/2005)

Average Annual Total Returns  (For periods ended 12/31/2005)

	1 Yr	5 Yrs	10 Yrs	Since Inception 8/25/1999
The Guardian VC 500 Index Fund	4.54%	0.26%	—	–0.25%
S&P 500 Index	4.91%	0.55%	—	–0.04%

All performance data quoted is historical and the results represent past performance and neither guarantee nor predict future investment results. To obtain performance data current to the most recent month (available within 7 business days of the most recent month end), please call us at (800) 221-3253 or visit our website at www.guardianinvestor.com. Current performance may be higher or lower than the performance quoted here. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost.

Total return figures are historical and assume the reinvestment of dividends and distributions and the deduction of all Fund expenses. The actual total returns for owners of variable annuity contracts or variable life insurance policies that provide for investment in the Fund will be lower to reflect separate account and contract/policy charges. The return figures shown do not reflect the deduction of taxes that a contractowner may pay on distributions or redemption of units. Since January 1, 2000 the investment adviser for the Fund has assumed certain ordinary operating expenses for the Fund. Without this assumption of expenses, returns would have been lower.

2	THE GUARDIAN VC 500 INDEX FUND

■ The Guardian VC 500 Index Fund	Annual Report To Contractowners

Growth of a Hypothetical $10,000 Investment

To give you a comparison, the chart below shows you the performance of a hypothetical $10,000 investment made in the Fund and in the S&P 500 Index. Index returns do not include the fees and expenses of the Fund, but do include the reinvestment of dividends.

Fund Expenses

By investing in the Fund, you incur two types of costs: (1) transaction costs, including, as applicable, sales charges on purchase payments, reinvested dividends, or other distributions; redemption fees and exchange fees; and (2) ongoing costs, including, as applicable, management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested on July 1, 2005 and held for six months ended December 31, 2005.

Actual Expenses

The first line in the table provides information about actual account values and actual expenses. You may use the information in this row, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

THE GUARDIAN VC 500 INDEX FUND	3

■ The Guardian VC 500 Index Fund	Annual Report To Contractowners

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if transactional costs were included, your costs would have been higher.

	Beginning Account Value July 1, 2005	Ending Account Value December 31, 2005	Expenses Paid During Period*	Annualized Expense Ratio
Actual	$1,000.00	$1,055.00	$1.45	0.28%
Hypothetical (5% return before expenses)	$1,000.00	$1,023.79	$1.43	0.28%

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 184/365 (to reflect the Fund’s most recent fiscal half-year).

4	THE GUARDIAN VC 500 INDEX FUND

■	The Guardian VC 500 Index Fund

Schedule of Investments

December 31, 2005

Shares		Value

Common Stocks — 97.2%
Aerospace and Defense — 2.1%
15,041	Boeing Co.	$1,056,480
3,298	General Dynamics Corp.	376,137
2,074	Goodrich Corp.	85,241
15,604	Honeywell Int’l., Inc.	581,249
2,900	L-3 Comm. Hldgs., Inc.	215,615
7,403	Lockheed Martin Corp.	471,053
7,130	Northrop Grumman Corp.	428,584
6,852	Raytheon Co.	275,108
2,736	Rockwell Collins, Inc.	127,142
18,400	United Technologies Corp.	1,028,744

		4,645,353

Air Freight and Logistics — 1.0%
5,194	FedEx Corp.	537,008
930	Ryder Systems, Inc.	38,148
21,059	United Parcel Svc., Inc. — Class B	1,582,584

		2,157,740

Airlines — 0.1%
18,199	Southwest Airlines Co.	299,010

Auto Components — 0.1%
1,100	Cooper Tire & Rubber Co.	16,852
2,222	Dana Corp.	15,954
2,622	Goodyear Tire & Rubber Co.*	45,571
3,088	Johnson Controls, Inc.	225,146
1,955	Visteon Corp.*	12,238

		315,761

Automobiles — 0.4%
36,944	Ford Motor Co.	285,208
11,434	General Motors Corp.	222,048
5,221	Harley-Davidson, Inc.	268,829

		776,085

Beverages — 2.1%
13,362	Anheuser-Busch Cos., Inc.	574,031
2,046	Brown-Forman Corp. — Class B	141,829
42,764	Coca-Cola Co.	1,723,817
8,124	Coca-Cola Enterprises, Inc.	155,737
3,500	Constellation Brands, Inc. — Class A*	91,805
1,841	Molson Coors Brewing Co. — Class B	123,328
30,171	PepsiCo., Inc.	1,782,503
4,264	The Pepsi Bottling Group, Inc.	121,993

		4,715,043

Biotechnology — 1.5%
23,617	Amgen, Inc.*	1,862,436
3,176	Applera Corp.-Applied Biosystems Group	84,354
6,154	Biogen Idec, Inc.*	278,961
3,269	Chiron Corp.*	145,340
5,005	Genzyme Corp.*	354,254
9,200	Gilead Sciences, Inc.*	484,196
3,941	MedImmune, Inc.*	138,014

		3,347,555

Building Products — 0.2%
3,957	American Standard Cos., Inc.	158,082
7,420	Masco Corp.	224,010

		382,092

Capital Markets — 3.2%
4,567	Ameriprise Financial, Inc.	187,247
13,570	Bank of New York, Inc.	432,204
2,876	Bear Stearns Cos., Inc.	332,264

Shares		Value

22,577	Charles Schwab Corp.	$331,205
6,100	E*TRADE Financial Corp.*	127,246
1,739	Federated Investors, Inc. — Class B	64,413
3,987	Franklin Resources, Inc.	374,818
8,702	Goldman Sachs Group, Inc.	1,111,332
6,726	Janus Capital Group, Inc.	125,305
5,424	Lehman Brothers Hldgs., Inc.	695,194
7,285	Mellon Financial Corp.	249,511
17,464	Merrill Lynch & Co., Inc.	1,182,837
19,283	Morgan Stanley	1,094,117
3,863	Northern Trust Corp.	200,181
6,370	State Street Corp.	353,153
2,158	T. Rowe Price Group, Inc.	155,441

		7,016,468

Chemicals — 1.5%
3,869	Air Products & Chemicals, Inc.	229,006
1,031	Ashland, Inc.	59,695
18,242	Dow Chemical Co.	799,364
18,905	E.I. Du Pont de Nemours & Co.	803,462
1,156	Eastman Chemical Co.	59,638
4,704	Ecolab, Inc.	170,614
1,924	Engelhard Corp.	58,009
1,633	Hercules, Inc.*	18,453
1,417	Int’l. Flavors & Fragrances, Inc.	47,470
4,507	Monsanto Co.	349,428
2,995	PPG Inds., Inc.	173,410
5,483	Praxair, Inc.	290,380
3,888	Rohm & Haas Co.	188,257
1,351	Sigma-Aldrich	85,505

		3,332,691

Commercial Banks — 5.5%
8,364	AmSouth Bancorporation	219,220
75,066	Bank of America Corp.	3,464,296
9,234	BB&T Corp.	386,997
3,064	Comerica, Inc.	173,913
2,100	Compass Bancshares, Inc.	101,409
10,354	Fifth Third Bancorp	390,553
1,892	First Horizon Nat’l. Corp.	72,728
7,298	Huntington Bancshares, Inc.	173,328
7,242	KeyCorp	238,479
2,000	M & T Bank Corp.	218,100
3,796	Marshall & Ilsley Corp.	163,380
11,847	National City Corp.	397,704
7,566	North Fork Bancorporation, Inc.	207,006
6,005	PNC Financial Svcs. Group	371,289
7,258	Regions Financial Corp.	247,933
6,623	SunTrust Banks, Inc.	481,890
5,299	Synovus Financial Corp.	143,126
34,097	U.S. Bancorp	1,019,159
29,247	Wachovia Corp.	1,545,996
30,455	Wells Fargo & Co.	1,913,488
1,372	Zions Bancorporation	103,668

		12,033,662

Commercial Services and Supplies — 0.7%
4,913	Allied Waste Inds., Inc.*	42,940
2,079	Avery Dennison Corp.	114,906
18,985	Cendant Corp.	327,491
3,041	Cintas Corp.	125,228
2,150	Equifax, Inc.	81,743
1,670	Monster Worldwide, Inc.*	68,170
4,365	Pitney Bowes, Inc.	184,421
4,695	R.R. Donnelley & Sons Co.	160,616
2,619	Robert Half Int’l., Inc.	99,234
11,422	Waste Management, Inc.	346,658

		1,551,407

See notes to financial statements.

5

■	The Guardian VC 500 Index Fund

Schedule of Investments (Continued)

December 31, 2005

Shares		Value

Communications Equipment — 2.6%
1,701	ADC Telecomm., Inc.*	$38,000
3,629	Andrew Corp.*	38,939
6,957	Avaya, Inc.*	74,231
15,078	CIENA Corp.*	44,782
120,263	Cisco Systems, Inc.*	2,058,902
2,797	Comverse Technology, Inc.*	74,372
27,263	Corning, Inc.*	535,991
27,463	JDS Uniphase Corp.*	64,813
72,571	Lucent Technologies, Inc.*	193,039
46,405	Motorola, Inc.	1,048,289
30,568	QUALCOMM, Inc.	1,316,869
2,342	Scientific Atlanta, Inc.	100,870
6,153	Tellabs, Inc.*	67,068

		5,656,165

Computers and Peripherals — 3.6%
15,733	Apple Computer, Inc.*	1,131,045
47,143	Dell, Inc.*	1,413,819
45,971	EMC Corp.*	626,125
4,846	Gateway, Inc.*	12,163
53,201	Hewlett Packard Co.	1,523,145
30,422	Int’l. Business Machines	2,500,688
2,204	Lexmark Int’l. Group, Inc. — Class A*	98,805
2,932	NCR Corp.*	99,512
6,233	Network Appliance, Inc.*	168,291
1,397	QLogic Corp.*	45,417
55,932	Sun Microsystems, Inc.*	234,355

		7,853,365

Construction and Engineering — 0.1%
2,106	Fluor Corp.	162,710

Construction Materials — 0.0%
1,518	Vulcan Materials Co.	102,845

Consumer Finance — 1.2%
22,837	American Express Co.	1,175,192
4,124	Capital One Financial Corp.	356,313
24,986	MBNA Corp.	678,370
7,586	SLM Corp.	417,913

		2,627,788

Containers and Packaging — 0.2%
1,698	Ball Corp.	67,445
2,984	Bemis Co., Inc.	83,164
2,370	Pactiv Corp.*	52,140
2,355	Sealed Air Corp.*	132,280
1,604	Temple-Inland, Inc.	71,939

		406,968

Distributors — 0.1%
2,613	Genuine Parts Co.	114,763

Diversified Consumer Services — 0.2%
2,958	Apollo Group, Inc. — Class A*	178,841
6,318	H & R Block, Inc.	155,107

		333,948

Diversified Financial Services — 3.6%
4,000	CIT Group, Inc.	207,120
95,638	Citigroup, Inc.	4,641,312
64,908	J.P. Morgan Chase & Co.	2,576,199
4,648	Moody’s Corp.	285,480
5,188	Principal Financial Group, Inc.	246,067

		7,956,178

Shares		Value

Diversified Telecommunication Services — 2.2%
82,113	AT & T, Inc.	$2,010,947
32,063	BellSouth Corp.	868,907
2,122	CenturyTel, Inc.	70,366
4,221	Citizens Comm. Co.	51,623
32,677	Qwest Comm. Int’l., Inc.*	184,625
53,236	Verizon Comm.	1,603,468

		4,789,936

Electric Utilities — 1.5%
3,880	Allegheny Energy, Inc.*	122,802
6,474	American Electric Power, Inc.	240,121
3,156	CiNergy Corp.	134,004
6,073	Edison Int’l.	264,844
3,852	Entergy Corp.	264,440
14,956	Exelon Corp.	794,762
5,251	FirstEnergy Corp.	257,246
6,212	FPL Group, Inc.	258,171
1,550	Pinnacle West Capital Corp.	64,092
5,616	PPL Corp.	165,110
4,078	Progress Energy, Inc.	179,106
13,384	Southern Co.	462,149

		3,206,847

Electrical Equipment — 0.4%
2,932	American Power Conversion Corp.	64,504
1,394	Cooper Inds. Ltd. — Class A	101,762
7,195	Emerson Electric Co.	537,466
3,531	Rockwell Automation, Inc.	208,894

		912,626

Electronic Equipment and Instruments — 0.3%
9,869	Agilent Technologies, Inc.*	328,539
2,956	Jabil Circuit, Inc.*	109,638
2,894	Molex, Inc.	75,099
9,102	Sanmina-SCI Corp.*	38,775
24,921	Solectron Corp.*	91,211
3,432	Symbol Technologies, Inc.	43,998
1,335	Tektronix, Inc.	37,660

		724,920

Energy Equipment and Services — 1.7%
7,888	B.J. Svcs. Co.	289,253
5,815	Baker Hughes, Inc.	353,436
9,595	Halliburton Co.	594,506
3,160	Nabors Inds., Inc.*	239,370
3,000	National-Oilwell Varco, Inc.*	188,100
3,207	Noble Corp.	226,222
2,114	Rowan Cos., Inc.	75,343
10,779	Schlumberger Ltd.	1,047,180
6,670	Transocean, Inc.*	464,832
5,600	Weatherford Int’l. Ltd.*	202,720

		3,680,962

Food and Staples Retailing — 2.4%
6,087	Albertson’s, Inc.	129,957
7,957	Costco Wholesale Corp.	393,633
17,192	CVS Corp.	454,213
16,796	Kroger Co.*	317,108
7,770	Safeway, Inc.	183,838
2,000	Supervalu, Inc.	64,960
10,594	Sysco Corp.	328,944
53,782	Wal-Mart Stores, Inc.	2,516,998
18,480	Walgreen Co.	817,925

		5,207,576

See notes to financial statements.

6

■	The Guardian VC 500 Index Fund

Schedule of Investments (Continued)

December 31, 2005

Shares		Value

Food Products — 1.1%
11,388	Archer-Daniels-Midland Co.	$280,828
7,064	Campbell Soup Co.	210,295
8,985	ConAgra Foods, Inc.	182,216
6,325	General Mills, Inc.	311,949
5,712	H.J. Heinz Co.	192,609
5,575	Hershey Co. (The)	308,019
6,792	Kellogg Co.	293,550
2,128	McCormick & Co., Inc.	65,798
12,896	Sara Lee Corp.	243,734
4,500	Tyson Foods, Inc. — Class A	76,950
4,322	W.M. Wrigley Jr. Co.	287,370

		2,453,318

Gas Utilities — 0.0%
938	NICOR, Inc.	36,873
605	Peoples Energy Corp.	21,217

		58,090

Health Care Equipment and Supplies — 2.1%
806	Bausch & Lomb, Inc.	54,727
12,386	Baxter Int’l., Inc.	466,333
4,439	Becton Dickinson & Co., Inc.	266,695
3,938	Biomet, Inc.	144,013
15,375	Boston Scientific Corp.*	376,534
1,891	C.R. Bard, Inc.	124,655
1,900	Fisher Scientific Int’l., Inc.*	117,534
6,515	Guidant Corp.	421,846
2,597	Hospira, Inc.*	111,100
22,240	Medtronic, Inc.	1,280,357
723	Millipore Corp.*	47,747
1,870	PerkinElmer, Inc.	44,057
6,290	St. Jude Medical, Inc.*	315,758
8,212	Stryker Corp.	364,859
2,490	Thermo Electron Corp.*	75,024
1,962	Waters Corp.*	74,163
4,170	Zimmer Hldgs., Inc.*	281,225

		4,566,627

Health Care Providers and Services — 3.0%
5,246	Aetna, Inc.	494,750
4,226	AmerisourceBergen Corp.	174,956
7,468	Cardinal Health, Inc.	513,425
8,800	Caremark Rx, Inc.*	455,752
2,296	Cigna Corp.	256,463
3,150	Coventry Health Care, Inc.*	179,424
3,538	Express Scripts, Inc.*	296,484
8,330	HCA, Inc.	420,665
4,134	Health Management Assoc., Inc. — Class A	90,783
3,135	Humana, Inc.*	170,325
4,244	IMS Health, Inc.	105,760
2,400	Laboratory Corp. of America Hldgs.*	129,240
1,471	Manor Care, Inc.	58,502
5,159	McKesson Corp.	266,153
6,534	Medco Health Solutions, Inc.*	364,597
2,100	Patterson Cos., Inc.*	70,140
3,696	Quest Diagnostics, Inc.	190,270
7,310	Tenet Healthcare Corp.*	55,995
23,300	UnitedHealth Group, Inc.	1,447,862
11,306	WellPoint, Inc.*	902,106

		6,643,652

Hotels, Restaurants and Leisure — 1.5%
10,827	Carnival Corp.	578,920
2,562	Darden Restaurants, Inc.	99,610

Shares		Value

3,771	Harrah’s Entertainment, Inc.	$268,835
5,624	Hilton Hotels Corp.	135,595
5,884	Int’l. Game Technology	181,109
3,616	Marriott Int’l., Inc. — Class A	242,163
21,961	McDonald’s Corp.	740,525
13,164	Starbucks Corp.*	395,052
4,298	Starwood Hotels & Resorts Worldwide, Inc.	274,470
1,730	Wendy’s Int’l., Inc.	95,600
5,173	Yum! Brands, Inc.	242,510

		3,254,389

Household Durables — 0.7%
1,205	Black & Decker Corp.	104,787
2,442	Centex Corp.	174,578
5,000	D.R. Horton, Inc.	178,650
2,245	Fortune Brands, Inc.	175,155
1,490	KB Home	108,263
2,928	Leggett & Platt, Inc.	67,227
1,900	Lennar Corp. — Class A	115,938
1,166	Maytag Corp.	21,944
5,096	Newell Rubbermaid, Inc.	121,183
4,860	Pulte Homes, Inc.	191,290
873	Snap-On, Inc.	32,790
1,281	Stanley Works	61,539
1,020	Whirlpool Corp.	85,435

		1,438,779

Household Products — 2.2%
3,445	Clorox Co.	195,986
9,118	Colgate-Palmolive Co.	500,122
8,429	Kimberly-Clark Corp.	502,790
63,162	Procter & Gamble Co.	3,655,817

		4,854,715

Independent Power Producers and Energy Traders — 0.6%
13,081	AES Corp.*	207,072
3,844	Constellation Energy Group, Inc.	221,414
16,879	Duke Energy Corp.	463,329
5,523	Dynegy, Inc. — Class A*	26,731
8,760	TXU Corp.	439,665

		1,358,211

Industrial Conglomerates — 4.2%
13,794	3M Co.	1,069,035
196,351	General Electric Co.	6,882,102
2,366	Textron, Inc.	182,135
38,378	Tyco Int’l. Ltd.	1,107,589

		9,240,861

Information Technology Services — 1.0%
2,300	Affiliated Computer Svcs., Inc. — Class A*	136,114
9,913	Automatic Data Processing, Inc.	454,908
3,266	Computer Sciences Corp.*	165,390
2,590	Convergys Corp.*	41,052
8,214	Electronic Data Systems Corp.	197,465
15,929	First Data Corp.	685,106
3,775	Fiserv, Inc.*	163,344
7,597	Paychex, Inc.	289,598
2,167	Sabre Hldgs. Corp. — Class A	52,246
4,833	Unisys Corp.*	28,176

		2,213,399

Insurance — 4.7%
6,224	ACE Ltd.	332,610
8,897	AFLAC, Inc.	412,999

See notes to financial statements.

7

■	The Guardian VC 500 Index Fund

Schedule of Investments (Continued)

December 31, 2005

Shares		Value

11,699	Allstate Corp.	$632,565
2,084	Ambac Financial Group, Inc.	160,593
48,603	American Int’l. Group, Inc.	3,316,183
5,608	Aon Corp.	201,608
3,268	Chubb Corp.	319,120
4,875	Cincinnati Financial Corp.	217,815
6,000	Genworth Financial, Inc. — Class A	207,480
5,690	Hartford Financial Svcs. Group, Inc.	488,714
4,110	Jefferson-Pilot Corp.	233,982
2,755	Lincoln Nat’l. Corp.	146,098
3,221	Loews Corp.	305,512
9,751	Marsh & McLennan Cos., Inc.	309,692
2,700	MBIA, Inc.	162,432
13,572	MetLife, Inc.	665,028
3,556	Progressive Corp.	415,270
9,477	Prudential Financial, Inc.	693,622
2,047	SAFECO Corp.	115,655
12,298	St. Paul Travelers Cos., Inc.	549,352
1,782	Torchmark Corp.	99,079
9,310	UnumProvident Corp.	211,802
2,356	XL Capital Ltd. — Class A	158,747

		10,355,958

Internet and Catalog Retail — 0.5%
5,800	Amazon.com, Inc*	273,470
20,334	eBay, Inc.*	879,446

		1,152,916

Internet Software and Services — 0.4%
24,076	Yahoo! Inc.*	943,298

Leisure Equipment and Products — 0.1%
1,348	Brunswick Corp.	54,810
4,363	Eastman Kodak Co.	102,094
2,589	Hasbro, Inc.	52,246
6,533	Mattel, Inc.	103,352

		312,502

Machinery — 1.5%
12,694	Caterpillar, Inc.	733,332
618	Cummins, Inc.	55,453
5,066	Danaher Corp.	282,582
3,966	Deere & Co.	270,124
7,032	Dover Corp.	284,726
2,646	Eaton Corp.	177,520
5,704	Illinois Tool Works, Inc.	501,895
5,794	Ingersoll-Rand Co. Ltd. — Class A	233,904
2,371	ITT Inds., Inc.	243,786
1,251	Navistar Int’l. Corp.*	35,804
3,049	PACCAR, Inc.	211,082
2,232	Pall Corp.	59,952
1,765	Parker-Hannifin Corp.	116,419

		3,206,579

Media — 3.2%
1,244	CCE Spinco, Inc.*	16,296
9,954	Clear Channel Comm., Inc.	313,053
39,788	Comcast Corp. — Class A*	1,032,897
1,257	Dow Jones & Co., Inc.	44,611
5,313	Gannett Co., Inc.	321,808
7,803	Interpublic Group Cos., Inc.*	75,299
1,544	Knight-Ridder, Inc.	97,735
6,524	McGraw-Hill Cos., Inc.	336,834
742	Meredith Corp.	38,836
3,273	New York Times Co. — Class A	86,571
44,800	News Corp. — Class A	696,640

Shares		Value

3,111	Omnicom Group, Inc.	$264,839
80,524	Time Warner, Inc.	1,404,339
6,418	Tribune Co.	194,209
5,466	Univision Comm., Inc. — Class A*	160,646
31,475	Viacom, Inc. — Class B*	1,026,085
37,816	Walt Disney Co.	906,450

		7,017,148

Metals and Mining — 0.8%
16,825	Alcoa, Inc.	497,515
1,206	Allegheny Technologies, Inc.	43,512
3,191	Freeport-McMoran Copper & Gold, Inc. —Class B	171,676
8,404	Newmont Mining Corp.	448,774
2,961	Nucor Corp.	197,558
1,548	Phelps Dodge Corp.	222,711
2,788	United States Steel Corp.	134,019

		1,715,765

Multiline Retail — 1.1%
1,734	Big Lots, Inc.*	20,825
1,262	Dillards, Inc. — Class A	31,323
6,584	Dollar General Corp.	125,557
2,592	Family Dollar Stores, Inc.	64,256
4,697	Federated Department Stores, Inc.	311,552
5,398	J.C. Penney Co., Inc.	300,129
5,713	Kohl’s Corp.*	277,652
4,040	Nordstrom, Inc.	151,096
1,811	Sears Hldgs. Corp.*	209,225
17,546	Target Corp.	964,503

		2,456,118

Multi–Utilities — 1.1%
2,715	Ameren Corp.	139,117
4,548	CenterPoint Energy, Inc.	58,442
7,452	CMS Energy Corp.*	108,129
3,764	Consolidated Edison, Inc.	174,386
6,657	Dominion Resources, Inc.	513,920
4,105	DTE Energy Co.	177,295
4,794	KeySpan Corp.	171,098
4,793	NiSource, Inc.	99,982
6,780	PG&E Corp.	251,674
5,184	Public Svc. Enterprise Group, Inc.	336,804
3,894	Sempra Energy	174,607
2,588	TECO Energy, Inc.	44,462
5,953	Xcel Energy, Inc.	109,892

		2,359,808

Office Electronics — 0.1%
20,891	Xerox Corp.*	306,053

Oil, Gas and Consumable Fuels — 7.4%
1,807	Amerada Hess Corp.	229,164
4,593	Anadarko Petroleum Corp.	435,187
5,496	Apache Corp.	376,586
6,900	Burlington Resources, Inc.	594,780
42,819	Chevron Corp.	2,430,835
26,558	ConocoPhillips	1,545,144
8,698	Devon Energy Corp.	543,973
10,590	El Paso Corp.	128,774
4,845	EOG Resources, Inc.	355,478
117,802	Exxon Mobil Corp.	6,616,938
3,023	Kerr-McGee Corp.	274,670
2,245	Kinder Morgan, Inc.	206,428
6,748	Marathon Oil Corp.	411,426
3,000	Murphy Oil Corp.	161,970

See notes to financial statements.

8

■	The Guardian VC 500 Index Fund

Schedule of Investments (Continued)

December 31, 2005

Shares		Value

7,729	Occidental Petroleum Corp.	$617,392
2,532	Sunoco, Inc.	198,458
11,200	Valero Energy Corp.	577,920
10,715	Williams Cos., Inc.	248,266
6,133	XTO Energy, Inc.	269,484

		16,222,873

Paper and Forest Products — 0.3%
8,205	Int’l. Paper Co.	275,770
1,564	Louisiana-Pacific Corp.	42,963
2,990	MeadWestvaco Corp.	83,810
5,010	Weyerhaeuser Co.	332,363

		734,906

Personal Products — 0.1%
1,303	Alberto-Culver Co.	59,612
7,896	Avon Products, Inc.	225,431

		285,043

Pharmaceuticals — 6.2%
28,789	Abbott Laboratories	1,135,150
2,263	Allergan, Inc.	244,314
33,837	Bristol-Myers Squibb Corp.	777,574
20,739	Eli Lilly & Co.	1,173,620
7,079	Forest Laboratories, Inc.*	287,974
60,954	Johnson & Johnson	3,663,335
3,645	King Pharmaceuticals, Inc.*	61,673
41,058	Merck & Co., Inc.	1,306,055
4,500	Mylan Laboratories, Inc.	89,820
139,503	Pfizer, Inc.	3,253,210
25,720	Schering-Plough Corp.	536,262
1,956	Watson Pharmaceuticals, Inc.*	63,590
23,669	Wyeth	1,090,431

		13,683,008

Real Estate — 0.8%
3,463	Apartment Investment & Management Co. — Class A	131,144
3,300	Archstone-Smith Trust	138,237
8,963	Equity Office Pptys. Trust	271,848
5,321	Equity Residential	208,158
3,362	Plum Creek Timber Co., Inc.	121,200
5,292	ProLogis	247,242
1,500	Public Storage, Inc.	101,580
4,402	Simon Ppty. Group, Inc.	337,325
1,600	Vornado Realty Trust	133,552

		1,690,286

Road and Rail — 0.7%
6,461	Burlington Northern Santa Fe	457,568
4,484	CSX Corp.	227,653
6,829	Norfolk Southern Corp.	306,144
5,442	Union Pacific Corp.	438,135

		1,429,500

Semiconductors and Semiconductor Equipment — 3.1%
7,502	Advanced Micro Devices, Inc.*	229,561
6,790	Altera Corp.*	125,819
6,027	Analog Devices, Inc.	216,189
29,509	Applied Materials, Inc.	529,391
4,503	Applied Micro Circuits Corp.*	11,573
5,096	Broadcom Corp. — Class A*	240,276
8,971	Freescale Semiconductor, Inc. — Class B*	225,800
112,153	Intel Corp.	2,799,339
3,328	KLA-Tencor Corp.	164,170
5,347	Linear Technology Corp.	192,866

Shares		Value

9,161	LSI Logic Corp.*	$73,288
5,529	Maxim Integrated Products, Inc.	200,371
10,828	Micron Technology, Inc.*	144,121
6,658	National Semiconductor Corp.	172,975
2,370	Novellus Systems, Inc.*	57,164
3,287	NVIDIA Corp.*	120,173
3,328	PMC-Sierra, Inc.*	25,659
3,377	Teradyne, Inc.*	49,203
31,480	Texas Instruments, Inc.	1,009,564
5,730	Xilinx, Inc.	144,453

		6,731,955

Software — 3.6%
9,354	Adobe Systems, Inc.	345,724
4,116	Autodesk, Inc.	176,782
3,606	BMC Software, Inc.*	73,887
2,616	Citrix Systems, Inc.*	75,288
9,555	Computer Associates Int’l., Inc.	269,355
5,622	Compuware Corp.*	50,429
6,400	Electronic Arts, Inc.*	334,784
3,165	Intuit, Inc.*	168,695
3,257	Mercury Interactive Corp.*	90,512
186,465	Microsoft Corp.	4,876,060
7,029	Novell, Inc.*	62,066
75,811	Oracle Corp.*	925,652
3,906	Parametric Technology Corp.*	23,827
9,147	Siebel Systems, Inc.	96,775
21,273	Symantec Corp.*	372,278

		7,942,114

Specialty Retail — 2.2%
4,700	AutoNation, Inc.*	102,131
1,474	AutoZone, Inc.*	135,239
5,064	Bed, Bath & Beyond, Inc.*	183,064
8,740	Best Buy Co., Inc.	380,015
3,140	Circuit City Stores, Inc.	70,933
40,030	Home Depot, Inc.	1,620,414
9,195	Limited Brands	205,508
15,184	Lowe’s Cos., Inc.	1,012,165
6,624	Office Depot, Inc.*	207,994
2,141	OfficeMax, Inc.	54,296
2,565	RadioShack Corp.	53,942
2,251	Sherwin-Williams Co.	102,240
11,790	Staples, Inc.	267,751
14,914	The Gap, Inc.	263,083
2,179	Tiffany & Co.	83,434
8,072	TJX Cos., Inc.	187,513

		4,929,722

Textiles, Apparel and Luxury Goods — 0.4%
6,400	Coach, Inc.*	213,376
1,927	Jones Apparel Group, Inc.	59,198
1,595	Liz Claiborne, Inc.	57,133
4,408	NIKE, Inc. — Class B	382,570
893	Reebok Int’l. Ltd.	51,999
1,636	V.F. Corp.	90,536

		854,812

Thrifts and Mortgage Finance — 1.6%
10,510	Countrywide Financial Corp.	359,337
13,087	Federal Home Loan Mortgage Corp.	855,235
17,913	Federal National Mortgage Assn.	874,334
5,106	Golden West Financial Corp.	336,996
1,536	MGIC Investment Corp.	101,100
9,300	Sovereign Bancorp, Inc.	201,066
18,321	Washington Mutual, Inc.	796,963

		3,525,031

See notes to financial statements.

9

■	The Guardian VC 500 Index Fund

Schedule of Investments (Continued)

December 31, 2005

Shares		Value

Tobacco — 1.5%
38,695	Altria Group, Inc.	$2,891,290
2,339	Reynolds American, Inc.	222,977
2,531	UST, Inc.	103,341

		3,217,608

Trading Companies and Distributors — 0.1%
2,192	W.W. Grainger, Inc.	155,851

Wireless Telecommunication Services — 0.8%
6,702	ALLTEL Corp.	422,896
54,817	Sprint Nextel Corp.	1,280,525

		1,703,421

	Total Common Stocks (Cost $183,096,630)	213,324,780

Principal Amount		Value
U.S. Government Securities — 0.2%
U.S. Treasury Bills — 0.2%
	U.S. Treasury Bills
$350,000	3.808% due 3/16/2006 (1)	$347,260
100,000	3.87% due 3/2/2006 (1)	99,355

	Total U.S. Government Securities (Cost $446,615)	446,615

Repurchase Agreement — 2.5%
$5,430,000	State Street Bank and Trust Co. repurchase agreement, dated 12/30/2005, maturity value of $5,432,486 at 4.12%, due 1/3/2006 (2) (Cost $5,430,000)	$5,430,000

Total Investments — 99.9% (Cost $188,973,245)		219,201,395
Cash, Receivables, and Other Assets Less Liabilities — 0.1%		327,284

Net Assets — 100%		$219,528,679

*	Non-income producing security.
(1)	The U.S. Treasury Bill is segregated as collateral to cover margin requirements on open futures contracts.
(2)	The repurchase agreement is fully collateralized by $5,515,000 in U.S. Government Agency, 5.50%, due 11/16/2015, with a value of $5,542,575.

Contracts	Description	Expiration	Unrealized Depreciation
Purchased Futures Contracts
17	S & P 500 Index	3/2006	$(47,898)

See notes to financial statements.

10

■	The Guardian VC 500 Index Fund

Statement of Assets and Liabilities

December 31, 2005

ASSETS
Investments, at market (cost $188,973,245)	$219,201,395
Cash	55,744
Dividends receivable	282,774
Receivable for fund shares sold	157,097
Interest receivable	1,243
Other assets	4,807

Total Assets	219,703,060

LIABILITIES
Accrued expenses	56,394
Payable for fund shares redeemed	48,447
Payable for variation margin	22,525
Due to GIS	47,015

Total Liabilities	174,381

Net Assets	$219,528,679

COMPONENTS OF NET ASSETS
Capital stock, at par	$24,065
Additional paid-in capital	321,528,134
Undistributed net investment income	98,844
Accumulated net realized loss on investments and futures contracts	(132,302,616)
Net unrealized appreciation of investments and futures contracts	30,180,252

Net Assets	$219,528,679

Shares Outstanding — $0.001 Par Value	24,065,361

Net Asset Value Per Share	$9.12

Statement of Operations

Year Ended

December 31, 2005

INVESTMENT INCOME
Dividends	$3,736,054
Interest	150,570

Total Income	3,886,624

Expenses:
Investment advisory fees — Note B	513,390
Custodian fees	116,389
Printing expense	43,614
Audit fees	23,675
Directors’ fees — Note B	20,965
Registration fees	20,298
Other	26,092

Total Expenses before reimbursement	764,423
Less: Expenses assumed by investment adviser — Note B	(189,427)

Net Expenses	574,996

Net Investment Income	3,311,628

REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS — NOTE C
Net realized loss on investments — Note A	(41,968)
Net realized gain on futures	188,454
Net change in unrealized appreciation of investments — Note C	6,251,445
Net change in unrealized appreciation of futures contracts	(133,919)

Net Realized and Unrealized Gain on Investments	6,264,012

NET INCREASE IN NET ASSETS FROM OPERATIONS	$9,575,640

See notes to financial statements.

11

■	The Guardian VC 500 Index Fund

Statements of Changes in Net Assets

	Year Ended December 31,
	2005	2004
INCREASE/(DECREASE) IN NET ASSETS
From Operations:
Net investment income	$3,311,628	$3,209,237
Net realized gain on investments and futures contracts	146,486	645,522
Net change in unrealized appreciation of investments and futures contracts	6,117,526	15,113,384

Net Increase in Net Assets Resulting from Operations	9,575,640	18,968,143

Dividends to Shareholders from:
Net investment income	(3,289,364)	(3,093,475)

From Capital Share Transactions:
Net increase in net assets from capital share transactions — Note E	10,424,376	16,118,416

Net Increase in Net Assets	16,710,652	31,993,084

NET ASSETS:

Beginning of year	202,818,027	170,824,943

End of year*	$219,528,679	$202,818,027

* Includes undistributed net investment income of:	$98,844	$98,026

See notes to financial statements.

12

■	The Guardian VC 500 Index Fund

Financial Highlights

Selected data for a share of capital stock outstanding throughout the years indicated:

	Year Ended December 31,
	2005	2004	2003	2002	2001
Net asset value, beginning of year	$8.86	$8.14	$6.44	$8.47	$9.72

Income from investment operations:
Net investment income	0.14	0.14	0.11	0.14	0.09
Net realized and unrealized gain/(loss) on investments	0.26	0.72	1.70	(2.03)	(1.25)

Net increase/(decrease) from investment operations	0.40	0.86	1.81	(1.89)	(1.16)

Dividends and distributions to shareholders from:
Net investment income	(0.14)	(0.14)	(0.11)	(0.14)	(0.09)
Net realized gain on investments	—	—	—	—	(0.00	)(a)

Total dividends and distributions	(0.14)	(0.14)	(0.11)	(0.14)	(0.09)

Net asset value, end of year	$9.12	$8.86	$8.14	$6.44	$8.47

Total return*	4.54%	10.59%	28.25%	(22.42)%	(11.92)%

Ratios/supplemental data:
Net assets, end of year (000’s omitted)	$219,529	$202,818	$170,825	$127,984	$366,544
Ratio of expenses to average net assets	0.28%	0.28%	0.28%	0.28%	0.28
Ratio of expenses, excluding waivers, to average net assets	0.37%	0.36%	0.40%	0.34%	0.33%
Ratio of net investment income to average net assets	1.61%	1.75%	1.51%	1.29%	1.14%
Portfolio turnover rate	2%	1%	12%	17%	1%

*	Total returns do not reflect the effects of charges deducted pursuant to the terms of GIAC’s variable contracts.
Inclusion of such charges would reduce the total returns for all periods shown.
(a)	Rounds to less than $0.01.

See notes to financial statements.

13

■	The Guardian VC 500 Index Fund

Notes to Financial Statements

December 31, 2005

Note A.	Organization and Accounting Policies

The Guardian VC 500 Index Fund (the Fund or GVC500F) is a series of The Guardian Variable Contract Funds, Inc. (GVCF). GVCF is incorporated in the state of Maryland and is a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended (1940 Act). The financial statements for the other remaining series of GVCF are presented in separate reports.

Shares of GVC500F are only sold to certain separate accounts of The Guardian Insurance & Annuity Company, Inc. (GIAC). GIAC is a wholly-owned subsidiary of The Guardian Life Insurance Company of America.

The preparation of financial statements in conformity with U.S. generally accepted accounting principles (GAAP) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income, gains (losses) and expenses during the reporting period. Actual results could differ from those estimates.

Significant accounting policies of the Fund are as follows:

Investments

Securities listed on national securities exchanges are valued at the last sale price on such exchanges, or if no sale occurred, at the mean of the closing bid and asked prices. Securities that are traded on the NASDAQ National Securities Market are valued at the NASDAQ Official Closing Price.

Pursuant to valuation procedures approved by the Board of Directors, certain debt securities may be valued each business day by an independent pricing service (Service). Debt securities for which quoted bid prices are readily available and representative of the bid side of the market, in the judgment of the Service, are valued at the bid price. Other debt securities that are valued by the Service are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions.

Other securities, including securities for which market quotations are not readily available (such as restricted securities, illiquid securities and foreign securities subject to a “significant event”) are valued at fair value as determined in good faith by or under the direction of GVCF’s Board of Directors. A “significant event” is an event that will affect the value of a portfolio security that occurs after the close of trading in the security’s primary trading market or exchange but before the Fund’s NAV is calculated.

Investing outside of the U.S. may involve certain considerations and risks not typically associated with domestic investments, including the possibility of political and economic unrest and different levels of governmental supervision and regulation of foreign securities markets.

Futures contracts are valued at the settlement prices established by the boards of trade or exchanges on which they are traded.

Repurchase agreements are carried at cost which approximates market value (see Note D). Short-term debt securities with maturities of 60 days or less are valued on an amortized cost basis which approximates market value.

Investment transactions are recorded on the date of purchase or sale. Security gains or losses are determined on an identified cost basis. Interest income, including amortization/accretion of premium/discount, is accrued daily. Dividend income is recorded on the ex-dividend date.

Foreign Currency Translation

GVC500F is permitted to buy international securities that are not U.S. dollar denominated. GVC500F’s books and records are maintained in U.S. dollars as follows:

(1)  The foreign currency market value of investment securities and other assets and liabilities stated in foreign currencies are translated into U.S. dollars at the current rate of exchange.

(2)  Security purchases and sales, income and expenses are translated at the rate of exchange prevailing on the respective dates of such transactions.

The resulting gains and losses are included in the Statement of Operations as follows:

Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Realized foreign exchange gains and losses, which result from changes in foreign exchange rates between the date on which GVC500F earns dividends and interest or pays foreign withholding taxes or other expenses and the date on which U.S. dollar equivalent amounts are actually received or paid, are included in net realized gains or losses on foreign currency related transactions. Realized foreign

14

■	The Guardian VC 500 Index Fund

Notes to Financial Statements (Continued)

December 31, 2005

exchange gains and losses which result from changes in foreign exchange rates between the trade and settlement dates on security and currency transactions are also included in net realized gains and losses on foreign currency related transactions. Net currency gains and losses from valuing other assets and liabilities denominated in foreign currency at the period end exchange rate are reflected in net change in unrealized appreciation or depreciation from translation of other assets and liabilities denominated in foreign currencies.

Forward Foreign Currency Contracts

GVC500F may enter into forward foreign currency contracts in connection with planned purchases or sales of securities, or to hedge against changes in currency exchange rates affecting the values of its investments that are denominated in a particular currency. A forward foreign currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward exchange rate. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. Fluctuations in the value of forward foreign currency contracts are recorded for book purposes as unrealized gains or losses from translation of other assets and liabilities denominated in foreign currencies by GVC500F. When forward contracts are closed, GVC500F will record realized gains or losses equal to the difference between the values of such forward contracts at the time each was opened and the values at the time each was closed. Such amounts are recorded in net realized gains or losses on foreign currency related transactions. GVC500F will not enter into a forward foreign currency contract if such contract would obligate it to deliver an amount of foreign currency in excess of the value of its portfolio securities or other assets denominated in that currency.

Futures Contracts

GVC500F may enter into financial futures contracts for the delayed delivery of securities, currency or contracts based on financial indices at a fixed price on a future date. In entering into such contracts, GVC500F is required to deposit either in cash or securities an amount equal to a certain percentage of the contract amount. Subsequent payments are made or received by GVC500F each day, depending on the daily fluctuations in the value of the underlying security, and are recorded for financial statement purposes as variation margins by GVC500F. The daily changes in the variation margin are recognized as unrealized gains or losses by GVC500F. GVC500F’s investments in financial futures contracts are designed to hedge against anticipated future changes in interest or exchange rates or securities prices. In addition, GVC500F may enter into financial futures contracts for non-hedging purposes. Should interest or exchange rates, securities prices or prices of futures contracts move unexpectedly, GVC500F may not achieve the anticipated benefits of the financial futures contracts and may realize a loss.

Dividend Distributions

Dividends from net investment income are declared and paid semi-annually for GVC500F. Net realized short-term and long-term capital gains for GVC500F will be distributed at least annually. All such dividends and distributions are credited in the form of additional shares of GVC500F at the net asset value on the ex-dividend date.

All dividends and distributions are recorded on the ex-dividend date. Such distributions are determined in conformity with federal income tax regulations. Differences between the recognition of income on an income tax basis and recognition of income based on GAAP may cause temporary overdistributions of net realized gains and net investment income on a GAAP basis.

The tax character of dividends paid to shareholders during the years ended December 31, 2005 and 2004 were as follows:

Ordinary Income
2005	$3,289,364
2004	3,093,475

As of December 31, 2005, the components of accumulated losses on a tax basis were as follows:

Undistributed Ordinary Income	Capital Loss Carryforward	Unrealized Appreciation
$98,844	$(127,360,502)	$25,238,138

Taxes

GVC500F has qualified and intends to remain qualified to be taxed as a “regulated investment company” under the provisions of the U.S. Internal Revenue Code (Code), and as such will not be subject to federal income tax on taxable income (including any realized capital gains) which is distributed in accordance with the provisions of the Code. Therefore, no federal income tax provision is required.

15

■	The Guardian VC 500 Index Fund

Notes to Financial Statements (Continued)

December 31, 2005

As of December 31, 2005, for federal income tax purposes, the Fund had capital losses carryforward as follows:

	Capital Loss Carryforward	Expiration Date
	$(598,814)	2009
	(114,272,919)	2010
	(11,938,809)	2011
	(549,960)	2013

Total	$(127,360,502)

Reclassification of Capital Accounts

The treatment for financial statement purposes of distributions made during the year from net investment income and net realized gains may differ from their ultimate treatment for federal income tax purposes. These differences primarily are caused by differences in the timing of the recognition of certain components of income or capital gains, and the recharacterization of foreign exchange gains or losses to either ordinary income or realized capital gains for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications would have no effect on net assets, results of operations, or net asset value per share of the Fund.

During the year ended December 31, 2005, the Fund reclassified amounts to paid-in capital from undistributed net investment income and accumulated net realized loss on investments and futures contracts. Increases/(decreases) to the various capital accounts were as follows:

Paid-In capital	Undistributed Net Investment Income	Accumulated Net Realized Loss on Investments and Futures Contracts
$—	$(21,446)	$21,446

Note B.	Investment Advisory Agreements and Payments to or from Related Parties

The Fund has an investment advisory agreement with Guardian Investor Services LLC (GIS), a wholly-owned subsidiary of GIAC. Fees for investment advisory are at an annual rate of 0.25% of the average daily net assets of the Fund. GIS voluntarily assumes a portion of the ordinary operating expenses (excluding interest expense associated with securities lending) that exceeds 0.28% of the average daily net assets of GVC500F. GIS subsidized 0.09% of the ordinary operating expenses of GVC500F or $189,427 for the year ended December 31, 2005.

The Guardian Fund Complex pays directors who are not “interested persons” (as defined in the 1940 Act) fees consisting of a $5,000 per meeting fee and an annual retainer of $30,500, allocated among all funds in the Guardian Fund Complex based on their relative average daily net assets. Board committee members also receive a fee of $2,000 per committee meeting, which also is allocated among all funds in the Guardian Fund Complex based on their relative average daily net assets. Additional compensation is paid to the Chairmen of the Nominating and Governance Committee and the Audit Committee, respectively. GIS pays compensation to certain directors who are interested persons. Certain officers and directors of the Fund are affiliated with GIS.

Note C.	Investment Transactions

Purchases and proceeds from sales of securities (excluding short-term securities) amounted to $15,542,414 and $4,119,960, respectively, during the year ended December 31, 2005.

The gross unrealized appreciation and depreciation of investments, on a tax basis, excluding foreign currency and futures at December 31, 2005 aggregated $50,161,386 and $24,923,248, respectively, resulting in net unrealized appreciation of $25,238,138. The cost of investments owned at December 31, 2005 for federal income tax purposes was $193,963,257.

Note D.	Repurchase Agreements

The collateral for repurchase agreements is either cash or fully negotiable U.S. government securities. Repurchase agreements are fully collateralized (including the interest earned thereon) and such collateral is marked-to-market daily while the agreements remain in force. If the value of the collateral falls below the value of the repurchase price plus accrued interest, GVC500F will require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults, GVC500F maintains the right to sell the collateral and may claim any resulting loss against the seller.

16

■	The Guardian VC 500 Index Fund

Notes to Financial Statements (Continued)

December 31, 2005

Note E.	Transactions in Capital Stock

There are 200,000,000 shares of $0.001 par value capital stock authorized for GVC500F. Transactions in capital stock were as follows:

	Year Ended December 31,		Year Ended December 31,
	2005	2004	2005	2004
	Shares		Amount
Shares sold	2,675,528	3,689,980	$23,714,164	$30,818,819
Shares issued in reinvestment of dividends	364,352	302,239	3,289,364	2,624,877
Shares repurchased	(1,878,337)	(2,077,724)	(16,579,152)	(17,325,280)

Net increase	1,161,543	1,914,495	$10,424,376	$16,118,416

Note F.	Line of Credit

A $100,000,000 line of credit available to GVC500F and other related Guardian Funds has been established with State Street Bank and Trust Company and Bank of Montreal. The rate of interest charged on any borrowing is based upon the prevailing Federal Funds rate at the time of the loan plus 0.50% calculated on a 360 day basis per annum. For the year ended December 31, 2005, none of the funds borrowed against this line of credit.

The funds are obligated to pay State Street Bank and Trust Company and Bank of Montreal a commitment fee computed at a rate of 0.08% per annum on the average daily unused portion of the revolving credit.

Note G.	Management Information (Unaudited)

The directors and officers of GVC500F are named below. Information about their principal occupations during the past five years and certain other affiliations is also provided. The business address of each director and officer is 7 Hanover Square, New York, New York 10004, unless otherwise noted. The “Guardian Fund Complex” referred to in this biographical information is composed of (1) The Park Avenue Portfolio (a series fund that issues its shares in thirteen series), (2) The Guardian Variable Contract Funds, Inc. (a series fund that issues its shares in seven series), (3) The Guardian Bond Fund, Inc., (4) The Guardian Cash Fund, Inc. and (5) GIAC Funds, Inc. (a series fund that issues its shares in three series).

Name, Address and Year of Birth	Position With Fund	Term of Office and Length of Time Served†	Principal Occupations During Past 5 Years	Number of Funds in the Guardian Fund Complex Overseen by Director	Other Directorships

Interested Directors*

Arthur V. Ferrara (1930)	Director	Since 1987	Retired. Director and former Chairman of the Board and Chief Executive Officer, The Guardian Life Insurance Company of America. Director (Trustee) of all of the mutual funds within the Guardian Fund Complex.	25	Director of various mutual funds sponsored by Gabelli Asset Management.

Leo R. Futia (1919)	Director	Since 1982	Retired. Director and former Chairman of the Board and Chief Executive Officer, The Guardian Life Insurance Company of America. Director (Trustee) of all of the mutual funds within the Guardian Fund Complex.	25	None.

*	“Interested” Director means one who is an “interested person” under the Investment Company Act of 1940 by virtue of a current or past position with Guardian Life, the indirect parent company of GIS, the investment adviser of certain Funds in the Guardian Fund Complex.
†	There is no set term of office for Directors and Officers. The table reflects the year from which each person has served as Director and/or Officer.

17

■	The Guardian VC 500 Index Fund

Notes to Financial Statements (Continued)

December 31, 2005

Name, Address and Year of Birth	Position with Fund	Term of Office and Length of Time Served†	Principal Occupations During Past 5 Years	Number of Funds in the Guardian Fund Complex Overseen by Director	Other Directorships

Dennis J. Manning 81 Graenest Ridge Road Wilton, Connecticut 06897 (1947)	Director	Since 2003	President and Chief Executive Officer, The Guardian Life Insurance Company of America since 1/03; President and Chief Operating Officer, 1/02 to 12/02; Executive Vice President and Chief Operating Officer, 1/01 to 12/01; Executive Vice President, Individual Markets and Group Pensions, 1/99 to 12/00. Director (Trustee) of all of the mutual funds within the Guardian Fund Complex.	25	Director of The Guardian Life Insurance Company of America and The Guardian Insurance & Annuity Company, Inc. Manager, Guardian Investor Services LLC and Park Avenue Securities LLC. Director of various Guardian Life subsidiaries.

Disinterested Directors

Kathleen C. Cuocolo (1952)	Director	Since 11/16/05	Principal, Cuocolo Associates (corporate governance and operations consulting firm), 2003 to present; Executive Vice President, State Street Corporation, prior thereto. Employed by State Street Corporation in various capacities since 1982. Director (Trustee) of all of the mutual funds within the Guardian Fund Complex.	25	Chairman, Board of Directors, Select Sector S&P Depository Receipts Series Trust (9 exchange traded funds), 1999 to present; Director, World Markets PLC (global performance and analytics company), 2002 to present; Director, The China Fund, Inc., 2001 to 2003; Board of Advisors, Venturi Aeration, Inc. (water remediation services), 2001 to present; Board of Advisors, Inter- Unity Group (systems optimization consulting firm), 2003 to present.

Frank J. Fabozzi, Ph.D. (1948)	Director	Since 1992	Adjunct Professor of Finance, School of Management — Yale University, 2/94 to present; Editor, Journal of Portfolio Management. Director (Trustee) of all of the mutual funds within the Guardian Fund Complex.	25	Director (Trustee) of various closed-end investment companies sponsored by BlackRock Financial Management. Director of BlackRock Funds (47 funds).

†	There is no set term of office for Directors and Officers. The table reflects the year from which each person has served as Director and/or Officer.

18

■	The Guardian VC 500 Index Fund

Notes to Financial Statements (Continued)

December 31, 2005

Name, Address and Year of Birth	Position with Fund	Term of Office and Length of Time Served†	Principal Occupations During Past 5 Years	Number of Funds in the Guardian Fund Complex Overseen by Director	Other Directorships

William N. Goetzmann, Ph.D. (1956)	Director	Since 11/16/05	Edwin J. Beinecke Professor of Finance and Management Studies, Yale School of Management, 7/94 to present; Director, International Center for Finance, Yale School of Management, 7/99 to present; Visiting professor, Harvard Business School, 7/05 to present. Director (Trustee) of all of the mutual funds within the Guardian Fund Complex.	25	Member of the Board of Directors of the Commonfund.

Anne M. Goggin, Esq. (1948)	Director	Since 2004	Attorney at law in private practice since 8/04; Partner, Edwards and Angell, LLP, 4/04 to 8/04; Chief Counsel, Metropolitan Life Insurance Company, 6/00 to 12/03; Senior Vice President and General Counsel, New England Life Insurance Company, 6/00 to 12/03; Chairman, President and Chief Executive Officer, MetLife Advisors LLC, 6/99 to 12/03; Chairman of the Board, Metropolitan Series Fund, 1/02 to 12/03; Chairman of the Board, New England Zenith Fund, 6/99 to 12/03. Director (Trustee) of all of the mutual funds within the Guardian Fund Complex.	25	None.

William W. Hewitt, Jr. (1928)	Director	Since 1989	Retired. Former Executive Vice President, Shearson Lehman Brothers, Inc. Director (Trustee) of all of the mutual funds within the Guardian Fund Complex.	25	None.

Sidney I. Lirtzman, Ph.D. 200 East 57th Street #10H New York, New York 10022 (1930)	Director	Since 1987	Emanuel Saxe Emeritus Professor of Management, Zicklin School of Business, Baruch College, City University of New York since 11/04; Emanuel Saxe Professor of Management 9/96 to 10/04; Dean from 10/95 to 9/02; Interim President 9/99 to 9/00. President, Fairfield Consulting Associates, Inc. Director (Trustee) of all of the mutual funds within the Guardian Fund Complex.	25	Director, since 6/01 Youthstream, Inc. Member, Advisory Board of Directors, New York City Independent Budget Office 5/98 to 5/01.

†	There is no set term of office for Directors and Officers. The table reflects the year from which each person has served as Director and/or Officer.

19

■	The Guardian VC 500 Index Fund

Notes to Financial Statements (Continued)

December 31, 2005

Name, Address and Year of Birth	Position with Fund	Term of Office and Length of Time Served†	Principal Occupations During Past 5 Years	Number of Funds in the Guardian Fund Complex Overseen by Director	Other Directorships

Steven J. Paggioli (1950)	Director	Since 11/16/05	Independent consultant on investment company matters since 7/01; Executive Vice President, Director and Principal of The Wadsworth Group (administration, consulting and executive search firm) prior thereto. Director (Trustee) of all of the mutual funds within the Guardian Fund Complex.	25	Trustee and Audit Committee Member, Managers Funds and Managers AMG Funds (36 portfolios), 6/90 to present; Trustee, Professionally Managed Portfolios (20 portfolios), 5/91 to present; Advisory Board Member, Sustainable Growth Advisers, L.P., 10/02 to present.

Robert G. Smith, Ph.D. 132 East 72nd Street, Apt. #1 New York, New York 10021 (1932)	Director	Since 1982	Chairman and Chief Executive Officer, Smith Affiliated Capital Corp. since 4/82. Director (Trustee) of all of the mutual funds within the Guardian Fund Complex.	25	Governor appointments as Director of New York Health Care Reform Act Charitable Organization and Nassau County Interim Finance Authority. Senior private member of the New York State Financial Control Board for New York City. Senior Director for the New York State Comptroller’s Investment Advisory Committee for State Pension Funds (Commonfund).

†	There is no set term of office for Directors and Officers. The table reflects the year from which each person has served as Director and/or Officer.

20

■	The Guardian VC 500 Index Fund

Notes to Financial Statements (Continued)

December 31, 2005

Name, Address and Year of Birth	Position with Fund	Term of Office and Length of Time Served†	Principal Occupations During Past 5 Years	Number of Funds in the Guardian Fund Complex for which Officer Serves

Officers

Joseph A. Caruso (1952)	Senior Vice President and Secretary	Since 1992	Director, The Guardian Life Insurance Company of America since 1/05; Senior Vice President and Corporate Secretary, The Guardian Life Insurance Company of America since 1/01; Vice President and Corporate Secretary prior thereto. Director, Senior Vice President and Secretary, The Guardian Insurance & Annuity Company, Inc. Manager, Senior Vice President and Corporate Secretary, Guardian Investor Services LLC. Director, Senior Vice President and Secretary, Park Avenue Life Insurance Company; Manager, Park Avenue Securities LLC; Senior Vice President and Secretary of Guardian Baillie Gifford Limited, and all of the mutual funds within the Guardian Fund Complex. Director and Officer of various Guardian Life subsidiaries.	25

Richard A. Cumiskey (1960)	Chief Compliance Officer	Since 2002	Second Vice President, Equity Administration and Oversight, The Guardian Life Insurance Company of America since 1/01; Assistant Vice President, Equity Administration and Oversight prior thereto. Senior Vice President and Chief Compliance Officer of The Guardian Insurance & Annuity Company, Inc. and Guardian Investor Services LLC since 4/04; Second Vice President and Compliance Officer prior thereto. Chief Compliance Officer of all of the mutual funds within the Guardian Fund Complex.	25

Manind V. Govil (1969)	Managing Director	Since 2005	Managing Director and Head of Equity Investments at The Guardian Life Insurance Company of America since 8/05; Lead Portfolio Manager - Large Cap Blend/Core Equity, Co-Head of Equities and Head of Equity Research at Mercantile Capital Advisers since 2001; Lead Portfolio Manager - Core Equity at Mercantile Capital Advisers prior thereto. Officer of various mutual funds within the Guardian Fund Complex.	23

Jonathan C. Jankus (1947)	Managing Director	Since 1999	Managing Director, The Guardian Life Insurance Company of America. Officer of various mutual funds within the Guardian Fund Complex.	20

†	There is no set term of office for Directors and Officers. The table reflects the year from which each person has served as Director and/or Officer.

21

■	The Guardian VC 500 Index Fund

Notes to Financial Statements (Continued)

December 31, 2005

Name, Address and Year of Birth	Position with Fund	Term of Office and Length of Time Served†	Principal Occupations During Past 5 Years	Number of Funds in the Guardian Fund Complex for which Officer Serves

Stewart M. Johnson (1952)	Senior Director	Since 2002	Senior Director, The Guardian Life Insurance Company of America since 1/02. Second Vice President from 12/00 to 1/02; Assistant Vice President prior thereto. Officer of various mutual funds within the Guardian Fund Complex.	20

Nydia Morrison (1958)	Controller	Since 2003	Director, Mutual Fund Reporting, The Guardian Life Insurance Company of America since 5/04; Manager prior thereto. Officer of all of the mutual funds within the Guardian Fund Complex.	25

Frank L. Pepe (1942)	Vice President and Treasurer	Since 1995	Vice President and Equity Controller, The Guardian Life Insurance Company of America. Senior Vice President and Controller, The Guardian Insurance & Annuity Company, Inc. since 4/04; Vice President and Controller prior thereto. Senior Vice President and Controller, Guardian Investor Services LLC. Vice President and Treasurer of all of the mutual funds within the Guardian Fund Complex.	25

Richard T. Potter, Jr. (1954)	Vice President and Counsel	Since 1992	Vice President and Equity Counsel, The Guardian Life Insurance Company of America. Senior Vice President and Counsel, The Guardian Insurance & Annuity Company, Inc. and Guardian Investor Services LLC since 4/04; Vice President and Counsel prior thereto. Vice President and Counsel of Park Avenue Securities LLC and all of the mutual funds within the Guardian Fund Complex.	25

Robert A. Reale (1960)	Managing Director	Since 2001	Managing Director, The Guardian Life Insurance Company of America, The Guardian Insurance & Annuity Company, Inc. and Guardian Investor Services LLC since 3/01; Second Vice President 10/99 to 2/01. Assistant Vice President, Metropolitan Life prior thereto. Officer of all of the mutual funds within the Guardian Fund Complex.	25

Thomas G. Sorell (1955)	President	Since 2003	Executive Vice President and Chief Investment Officer, The Guardian Life Insurance Company of America since 1/03; Senior Managing Director, Fixed Income Securities since 3/00; Vice President, Fixed Income Securities prior thereto. Managing Director, Investments: Park Avenue Life Insurance Company. President of all of the mutual funds within the Guardian Fund Complex.	25

†	There is no set term of office for Directors and Officers. The table reflects the year from which each person has served as Director and/or Officer.

22

■	The Guardian VC 500 Index Fund

Notes to Financial Statements (Continued)

December 31, 2005

Name, Address and Year of Birth	Position with Fund	Term of Office and Length of Time Served†	Principal Occupations During Past 5 Years	Number of Funds in the Guardian Fund Complex for which Officer Serves

Donald P. Sullivan, Jr. (1954)	Vice President	Since 1995	Vice President, Equity Administration, The Guardian Life Insurance Company of America. Vice President, The Guardian Insurance & Annuity Company, Inc. and Guardian Investor Services LLC. Officer of all of the mutual funds within the Guardian Fund Complex.	25

The Statement of Additional Information includes additional information about fund directors and is available upon request, without charge, by calling 1-800-221-3253 or by writing to Guardian Investor Services LLC at 7 Hanover Square, New York, New York 10004.

†	There is no set term of office for Directors and Officers. The table reflects the year from which each person has served as Director and/or Officer.

23

■	The Guardian VC 500 Index Fund

Report of Ernst & Young LLP

Independent Registered Public Accounting Firm

Board of Directors of The Guardian Variable Contract Funds, Inc. and Shareholders of The Guardian VC 500 Index Fund (the Fund)

We have audited the accompanying statement of assets and liabilities of The Guardian VC 500 Index Fund (one of the series constituting The Guardian Variable Contract Funds, Inc.), including the schedule of investments, as of December 31, 2005, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2005, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Guardian VC 500 Index Fund, a series of The Guardian Variable Contract Funds, Inc., at December 31, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

February 8, 2006

24

■	The Guardian VC 500 Index Fund

Board Approval of Investment Management Agreements (Unaudited)

The Boards of Directors of The Guardian Variable Contract Funds, Inc. (“GVCF”), GIAC Funds, Inc. (“GIAC”), The Guardian Bond Fund, Inc. (“GBF” and a “Fund”) and The Guardian Cash Fund, Inc. (“GCF” and a “Fund”) (together, the series of GVCF and GIAC, and GBF and GCF are referred to as the “Funds,”) approved the renewal of the management agreement for each Fund and, as applicable, the subadvisory agreement for each Fund on November 17, 2005. As a part of the renewal process, the Boards of Directors of GVCF, GIAC, GBF and GCF met independently of Fund management and of the interested Board Members to consider the renewal of: (1) the management agreement (“Management Agreement”) between each of the Funds and Guardian Investor Services LLC (“GIS”) or as applicable, Guardian Baillie Gifford Limited (“GBG” and together with GIS, each referred to as a “Manager”); (2) as applicable, the subadvisory agreements (each a “Subadvisory Agreement”) between GBG and Baillie Gifford Overseas Limited (“BGO”) and the subadvisory agreements between GIS and UBS Global Asset Management (Americas) Inc. (“UBS” and together with BGO, each referred to as a “Subadvisor”). (The Management Agreements and the Subadvisory Agreements are together referred to as the “Advisory Agreements.”) As part of the review process, the Independent Directors were represented by independent legal counsel. The Independent Directors reviewed comprehensive materials received from the Managers, Subadvisors and independent counsel in connection with contract review. The Independent Directors noted that each Board also received regular information throughout the year regarding performance and operating results of each Fund and that in evaluating the Advisory Agreements, they were taking into account their accumulated experience as Board members in working with the Managers on matters relating to the Funds.

In preparation for the review process, the Independent Directors met with independent legal counsel and discussed the type and nature of information to be provided and sent a formal request for information to Fund management. The Managers and Subadvisors provided extensive information to all Board members in response to the request. Among other information, the Independent Directors reviewed materials to assess the services provided by each Manager and Subadvisor, and, as applicable, information comparing the performance, advisory fees and expense ratios of each Fund to other mutual funds, information about the profitability from the Advisory Agreements to the Managers and to the Subadvisors, information about economies of scale and information about the other benefits to the Managers and Subadvisors and their affiliates resulting from their relationship with the Funds (“fall-out benefits”). The Independent Directors reviewed comparative performance and management fee and expense ratios of peer groups of funds selected by Morningstar, Inc. (“Morningstar”). The Independent Directors also received a memorandum from independent legal counsel advising them of their duties and responsibilities in connection with the review of the Advisory Agreements. In preparation for the November 17th meeting, the Independent Directors met on November 3, 2005, to review and discuss with independent legal counsel the information provided by Morningstar.

Based upon their review, the Independent Directors concluded that it was in the best interest of each Fund to renew each relevant Advisory Agreement and, accordingly, recommended to the full Board of each Fund the renewal of each applicable Advisory Agreement. In reaching this conclusion for each Fund, the Independent Directors did not identify any single factor or group of factors as all important or controlling and considered all factors together.

Management Agreements

Nature, Quality and Extent of Services. In reviewing the nature, quality and extent of services provided by the Managers, the Independent Directors considered the services provided by each Manager under the Management Agreements, including administrative services. The Independent Directors considered the experience and skills of senior management responsible for fund operations, the experience and skills of the personnel performing the functions under each Management Agreement and the resources made available to such personnel, the ability of the Managers to attract and retain high-quality personnel, and the organizational depth of the Managers. The Independent Directors concluded that appropriate resources were provided under each Management Agreement. The Independent Directors also considered the delegation of day-to-day portfolio management responsibility to UBS with respect to the Guardian UBS VC Large Cap Value Fund and the Guardian UBS VC Small Cap Value Fund and to BGO with respect to the Baillie Gifford International Growth Fund and the Baillie Gifford Emerging Markets Fund and the Managers’ ability to supervise the activities of the Subadvisors. The Independent Directors concluded each Manager’s supervisory program was satisfactory. The Independent Directors also considered the compliance program established by the Managers and the level of compliance attained by the Managers. Further, the Independent Directors considered that each Manager has had a long-term relationship with the Funds and has demonstrated its past and future commitment to support the Funds. The Independent Directors concluded that a long-term relationship with a capable, conscientious adviser was in the best interest of each Fund. Based upon all relevant factors, the Independent Directors concluded that the nature, quality and extent of the services provided by the Managers to each applicable Fund were satisfactory.

25

■	The Guardian VC 500 Index Fund

Board Approval of Investment Management Agreements (Unaudited) (Continued)

Investment Performance. The Independent Directors reviewed each Fund’s investment performance over short-term (one-year) and longer-term (three year, five year and ten year) periods, as applicable, and compared those returns to various agreed-upon performance measures, including market indices and peer groups. The Independent Directors received comparative performance information prepared by Morningstar. The Independent Directors also considered whether investment results were consistent with a Fund’s investment objective(s) and policies. For most Funds, the Independent Directors concluded that investment performance met acceptable levels of investment performance. For Funds that experienced underperformance, the Independent Directors reviewed the reasons for the underperformance and the remedial measures taken by the Manager to improve performance. The Independent Directors concluded that the Managers have in place an effective process to monitor performance and that reasonable steps had been implemented to address circumstances of underperformance where appropriate. Therefore, the Independent Directors concluded that it was in the best interests of the Funds to renew the Management Agreements and to continue to closely monitor performance with a particular emphasis on those Funds experiencing underperformance.

Fees and Expenses. The Independent Directors considered each Fund’s management fees and net expense ratios. The Independent Directors received information, based on data supplied by Morningstar, comparing each Fund’s management fee rates and total net expense ratio to advisory fees and total net expense ratios of the mutual funds in its peer group (as selected by Morningstar). The Independent Directors also received and considered information on fee waivers and/or reimbursements for each Fund compared to those of its peer group. The Independent Directors noted that a number of the Funds have received fee waivers for many years and that such fee waivers remained current through the time of the review process.

The Independent Directors also compared each Fund’s management fee rates to fees charged by the Manager for comparable mutual funds. For each Fund, the Independent Directors reviewed the fees charged by other advisors for mutual funds in the Fund’s peer group. GIS provided information on the advisory fees it charges its two institutional accounts and noted the information was not comparable with the Funds because the investment objectives and management style of the institutional accounts were very different than those of the Funds. GBG has no clients other than the Funds.

On the basis of all information provided, the Independent Directors concluded that the management fee schedules for each Fund were reasonable and appropriate in light of the nature, quality and extent of services provided by the Manager.

Profitability. The Independent Directors reviewed detailed information regarding revenues received by each Manager under each Management Agreement, including identification of the estimated direct and indirect costs of the Managers of providing those services to each Fund that are covered under the Management Agreements. The Independent Directors also received information regarding the enterprise-wide profitability of the Managers with respect to all fund services in totality.

For all Funds, based upon the profitability percentage provided, the Independent Directors concluded that the profitability to the applicable Manager from the management of each Fund was not unreasonable.

Economies of Scale. The Independent Directors considered whether there are economies of scale with respect to the management of each Fund and whether the Funds benefit from any such economies of scale through breakpoints in fees or otherwise. The Independent Directors noted that the Guardian UBS VC Small Cap Value Fund and the Guardian Cash Fund had management fee schedules that each contained one breakpoint. The Independent Directors also considered whether the effective management fee rate for each Fund under the Management Agreement is reasonable in relation to the asset size of such Fund. The Independent Directors noted GIS’s representation that it did not anticipate that the Funds would experience any significant economies in the near future, given their asset size. The Independent Directors concluded that, in light of the Funds’ current asset levels, the fee schedule for each Fund reflects an appropriate level of sharing of any economies of scale.

Other Benefits to Manager. The Independent Directors also considered the character and amount of other incidental benefits received by the Managers and their affiliates as a result of their relationship with the Funds. The Independent Directors noted the Managers’ representation that each has the ability to obtain proprietary research as a result of the Funds’ brokerage business that may be used for the benefit of the Funds and other clients of the Managers. The Independent Directors concluded that management fees for each Fund were reasonable in light of these fall-out benefits.

Specific Fund Findings

The Guardian VC 500 Index Fund

In determining to recommend renewal of the Fund’s Management Agreement, the Independent Directors noted the favorable relative investment performance of the Fund, with performance above the median of its peer group, as well as the reasonableness of its management fee rate.

26

■	The Guardian VC 500 Index Fund

Board Approval of Investment Management Agreements (Unaudited) (Continued)

Overall Conclusions

Based upon all of the information considered and the conclusions reached, the Independent Directors determined that the terms of each Advisory Agreement continue to be fair and reasonable and that the continuation of each Advisory Agreement is in the best interests of each Fund.

27

■	The Guardian VC 500 Index Fund

Shareholder Voting Summary (Unaudited)

November 15, 2005

On November 15, 2005, a Special Shareholder Meeting of the Fund was held at which the eleven Directors, identified below, were elected (Proposal No. 1) and the sub-proposals in Proposal No. 2, as described in the Proxy Statement, were approved. The following is a report of the votes cast:

Proposal No. 1

Election of the Eleven Nominees for Director:

NOMINEE	FOR	WITHHELD	TOTAL
DIRECTORS
Kathleen C. Cuocolo	76,165,969.554	1,858,569.914	78,024,539.468
Frank J. Fabozzi	76,176,372.381	1,848,167.087	78,024,539.468
Arthur V. Ferrara	75,994,827.909	2,029,711.559	78,024,539.468
Leo R. Futia	75,817,210.074	2,207,329.394	78,024,539.468
William N. Goetzmann	76,164,019.071	1,860,520.397	78,024,539.468
Anne M. Goggin	76,112,215.256	1,912,324.212	78,024,539.468
William W. Hewitt	75,933,986.870	2,090,552.598	78,024,539.468
Sidney I. Lirtzman	75,898,936.066	2,125,603.402	78,024,539.468
Dennis H. Manning	76,179,952.757	1,844,586.711	78,024,539.468
Steven J. Paggioli	76,173,796.441	1,850,743.027	78,024,539.468
Robert G. Smith	75,972,333.669	2,052,205.799	78,024,539.468

Proposal No. 2

Approving an amendment to, or the elimination of, the Fund's fundamental investment restriction, as described in the Proxy Statement, with respect to the following:

SUB-PROPOSALS	FOR	AGAINST	ABSTAIN	TOTAL
2(a) Diversification of investments;	22,282,642.727	658,469.513	479,956.444	23,421,068.684
2(b) Borrowing;	22,287,949.354	653,162.886	479,956.444	23,421,068.684
2(c) Issuing senior securities;	22,279,153.802	661,958.438	479,956.444	23,421,068.684
2(d) Concentration of investments in the same industry;	22,285,307.546	655,804.694	479,956.444	23,421,068.684
2(e) Investments in real estate	22,277,808.170	663,304.070	479,956.444	23,421,068.684
2(h) Making loans, and	22,281,087.741	660,024.499	479,956.444	23,421,068.684
2(m) Pledging, mortgaging or hypothecating its assets.	22,283,345.783	657,766.457	479,956.444	23,421,068.684

28

■	The Guardian VC 500 Index Fund

Proxy Voting Policies and Procedures (Unaudited)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, as well as information regarding how the Fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2005, is available free of charge upon request by logging on to www.guardianinvestor.com or the Securities and Exchange Commission’s (SEC) website at www.sec.gov.

Form N-Q (Unaudited)

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each year on the Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov, and can be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-800-SEC-0330.

Code of Ethics (Unaudited)

The Fund has adopted a code of ethics for its Principal Executive Officer and Principal Financial Officers (the “Code”). The purpose of the Code is to promote, among other things: honest and ethical conduct, including the handling of conflicts of interest; full, fair, accurate, timely and understandable disclosure in reports and documents filed with the SEC; and compliance with applicable laws and regulations. A copy of the Code has been filed with the SEC on Form N-CSR and can be obtained on the SEC’s website at www.sec.gov.

Copies of all of the above can be obtained free of charge by calling 1-800-221-3253 or by writing to Guardian Investor Services LLC at 7 Hanover Square, New York, New York 10004.

29

■ The Guardian VC Asset Allocation Fund	Annual Report To Contractowners

Jonathan C. Jankus CFA, Co-Portfolio Manager

Stewart Johnson, Co-Portfolio Manager

Objective:

Long term total investment return consistent with moderate investment risk

Portfolio:

Generally purchases shares of The Guardian VC 500 Index, The Guardian Stock, The Guardian Bond and/or The Guardian Cash Funds. Also invests in individual securities and uses futures to manage allocations among the equity, debt and money market asset classes.

Inception Date:

September 15, 1999

Net Assets at December 31, 2005:

$46,288,851

An Update from Fund Management

For the year ended December 31, 2005, the Fund’s total return was 4.36%. This return exceeds the 4.00% return experienced by its not-quite-passive composite benchmark (60% of the S&P 500 Index and 40% of the Lehman Aggregate Bond Index rebalanced monthly without expenses or trading costs). For the period from Fund inception on September 15, 1999 and ending December 31, 2005, the Fund’s average annual total return has been 2.93% compared to 3.35% for the benchmark.

Stock market returns were positive for a third straight year, with the S&P 500 Index earning a modest total return of 4.91% for 2005. That said, the market’s returns for 2001 and 2002 were so poor that the cumulative return on the S&P 500 Index, including dividends, for the five-year period ended December 31, 2005 has only been a modest 0.54% average per year. Over this period, the market has had to deal with volatility due to corporate malfeasance, a mixed economy, the continuing threat of terrorist attacks, a war and record-setting natural disasters.

The Fund’s performance was positively impacted by a correctly aggressive stance on the market. After the declines of 2000, 2001 and the first half of 2002, our models viewed the market as being extremely “cheap” relative to fixed income alternatives. In addition, the turnaround in the economy led to a pronounced rebound in corporate profitability.

Our investing was guided by our quantitative model which, as of year-end, has us invested fully 91% in stocks, 0% in bonds and 9% in cash. This compares to our “neutral” position of 60% stocks and 40% bonds.

We believe most signs indicate continuing economic growth which we hope will continue to feed a rebound in corporate profits. A risk on the horizon is the extent to which interest rates will rise in the near term, especially given such exogenous factors as a weak dollar and expensive oil. “Real” interest rates (interest rates after subtracting expected inflation), however, remain low. On balance, we remain optimistic, although a bit more cautiously so.

The views expressed above are those of the Fund’s portfolio manager(s) as of December 31, 2005 and are subject to change without notice. They do not necessarily represent the views of Guardian Investor Services LLC. The views expressed herein are based on current market conditions and are not intended to predict or guarantee the future performance of any Fund, any individual security, any market or market segment. The composition of each Fund’s portfolio is subject to change. No recommendation is made with respect to any security discussed herein.

About information in this report:

•	It is important to consider the Fund’s investment objectives, risks, fees and expenses before investing. All funds involve some risk, including possible loss of the principal amount invested.

•	The composite benchmark total return data is comprised of 60% of the S&P 500 Index and 40% of the Lehman Brothers Aggregate Bond Index to reflect a 60/40 neutral weighting of the Fund. The S&P 500 Index is generally considered to be representative of U.S. stock market activity. The Lehman Brothers Aggregate Bond Index is generally considered to be representative of U.S. bond market activity. Index returns are provided for comparative purposes. Please note that the indices are unmanaged and not available for direct investment and their returns do not reflect the fees and expenses that have been deducted from the Fund.

THE GUARDIAN VC ASSET ALLOCATION FUND	1

■ The Guardian VC Asset Allocation Fund	Annual Report To Contractowners

Portfolio Composition by Asset Class  (As of 12/31/2005 and 6/30/2005)

Average Annual Total Returns  (For periods ended 12/31/2005)

	1 Yr	5 Yrs	10 Yrs	Since Inception 9/15/1999
The Guardian VC Asset Allocation Fund	4.36%	1.39%	—	2.93%
Custom Index: 60% S&P 500 Index and 40% Lehman Brothers Aggregate Bond Index	4.00%	2.99%	—	3.35%

All performance data quoted is historical and the results represent past performance and neither guarantee nor predict future investment results. To obtain performance data current to the most recent month (available within 7 business days of the most recent month end), please call us at (800) 221-3253 or visit our website at www.guardianinvestor.com. Current performance may be higher or lower than the performance quoted here. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost.

Total return figures are historical and assume the reinvestment of dividends and distributions and the deduction of all Fund expenses. The actual total returns for owners of variable annuity contracts or variable life insurance policies that provide for investment in the Fund will be lower to reflect separate account and contract/policy charges. The return figures shown do not reflect the deduction of taxes that a contractowner may pay on distributions or redemption of units.

Growth of a Hypothetical $10,000 Investment

To give you a comparison, the chart below shows the performance of a hypothetical $10,000 investment made in the Fund and the Lehman Brothers Aggregate Bond Index and the S&P Index. Index returns do not include the fees and expenses of the Fund, but do include the reinvestment of dividends.

2	THE GUARDIAN VC ASSET ALLOCATION FUND

■ The Guardian VC Asset Allocation Fund	Annual Report To Contractowners

Fund Expenses

By investing in the Fund, you incur two types of costs: (1) transaction costs, including, as applicable, sales charges on purchase payments, reinvested dividends, or other distributions; redemption fees and exchange fees; and (2) ongoing costs, including, as applicable, management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other underlying funds.

The example is based on an investment of $1,000 invested on July 1, 2005 and held for six months ended December 31, 2005.

Actual Expenses

The first line in the table provides information about actual account values and actual expenses. You may use the information in this row, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if transactional costs were included, your costs would have been higher.

	Beginning Account Value July 1, 2005	Ending Account Value December 31, 2005	Expenses Paid During Period*	Annualized Expense Ratio
Actual	$1,000.00	$1,049.80	$1.96	0.38%
Hypothetical (5% return before expenses)	$1,000.00	$1,023.29	$1.94	0.38%

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 184/365 (to reflect the Fund’s most recent fiscal half-year).

THE GUARDIAN VC ASSET ALLOCATION FUND	3

■	The Guardian VC Asset Allocation Fund

Schedule of Investments

December 31, 2005

Shares		Value

Mutual Fund — 67.7%
Equity — 67.7%
3,433,665	The Guardian VC 500 Index Fund* (1) (Cost $31,108,219)	$31,315,025

Principal Amount		Value
U.S. Government Security — 1.9%
$900,000	U.S. Treasury Bill 3.745% due 1/19/2006 (2) (Cost $898,315)	$898,315

Repurchase Agreements — 30.6%
$7,000,000	Lehman Brothers repurchase agreement, dated 12/30/2005, maturity value of $7,003,111 at 4.00%, due 1/3/2006 (3)	$7,000,000
7,152,000	State Street Bank and Trust Co. repurchase agreement, dated 12/30/2005, maturity value of $7,155,274 at 4.12%, due 1/3/2006 (4)	7,152,000

	Total Repurchase Agreements (Cost $14,152,000)	14,152,000

Total Investments — 100.2% (Cost $46,158,534)		46,365,340
Liabilities in Excess of Cash, Receivables and Other Assets — (0.2)%		(76,489)

Net Assets — 100%		$46,288,851

*	The Guardian VC 500 Index Fund financial statements and financial highlights are included herein.
(1)	Affiliated issuer, as defined under the Investment Company Act of 1940, which includes issuers in which the Fund held 5% or more of the outstanding voting securities.
(2)	The U.S. Treasury Bill is segregated as collateral to cover margin requirements on open futures contracts.
(3)	The repurchase agreement is fully collateralized by $7,035,000 in U.S. Government Agency, 4.625%, due 1/15/2008, with a value of $7,028,673.
(4)	The repurchase agreement is fully collateralized by $7,260,000 in U.S. Government Agency, 5.50%, due 11/16/2015, with a value of $7,296,300.

Contracts	Description	Expiration	Unrealized Depreciation
PPurchased Futures Contracts
34	S&P 500 Index	3/2006	$(95,796)

See notes to financial statements.

4	THE GUARDIAN VC ASSET ALLOCATION FUND

■	The Guardian VC Asset Allocation Fund

Statement of Assets and Liabilities

December 31, 2005

ASSETS
Unaffiliated issuer, at identified cost*	$15,050,315
Affiliated issuer, at identified cost	31,108,219

Total Cost	$46,158,534

Unaffiliated issuer, at market	$898,315
Affiliated issuer, at value	31,315,025
Repurchase agreements	14,152,000

Total Investments	46,365,340
Cash	928
Interest receivable	3,193
Other assets	1,257

Total Assets	46,370,718

LIABILITIES
Payable for variation margin	45,050
Accrued expenses	27,974
Payable for fund shares redeemed	2,364
Due to GIS	6,479

Total Liabilities	81,867

Net Assets	$46,288,851

COMPONENTS OF NET ASSETS
Capital stock, at par	$4,880
Additional paid-in capital	48,528,750
Undistributed net investment income	687,813
Accumulated net realized loss on investments and futures contracts	(3,043,602)
Net unrealized appreciation of investments and futures contracts	111,010

Net Assets	$46,288,851

Shares Outstanding — $0.001 Par Value	4,879,878

Net Asset Value Per Share	$9.49

*	Includes repurchase agreements.

Statement of Operations

Year Ended

December 31, 2005

INVESTMENT INCOME
Interest	$571,395
Dividends (Received from affiliated issuer)	475,851

Total Income	1,047,246

Expenses:
Investment advisory fees — Note B	245,512
Custodian fees	34,323
Printing expense	23,420
Audit fees	23,153
Director’s fees — Note B	5,501
Other	7,527

Total Expenses before reimbursement	339,436
Less: Expenses assumed by investment adviser (1)	(152,481)

Net Expenses	186,955

Net Investment Income	860,291

REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS — NOTE C
Net realized gain on futures	515,801
Net realized gain on sale of affiliated underlying fund	205,314
Net change in unrealized depreciation of investments — Note C	710,168
Net change in unrealized appreciation of futures contracts	(641,806)

Net Realized and Unrealized Gain on Investments	789,477

NET INCREASE IN NET ASSETS FROM OPERATIONS	$1,649,768

(1)	The Fund does not impose any advisory fees for the portion of the Fund’s assets invested in other Guardian Funds.

See notes to financial statements.

THE GUARDIAN VC ASSET ALLOCATION FUND	5

■	The Guardian VC Asset Allocation Fund

Statements of Changes in Net Assets

	Year Ended December 31,
	2005	2004
INCREASE/(DECREASE) IN NET ASSETS
From Operations:
Net investment income	$860,291	$790,876
Net realized gain on investments and futures contracts	721,115	1,988,669
Net change in unrealized appreciation/(depreciation) of investments	68,362	2,438,336

Net Increase in Net Assets Resulting from Operations	1,649,768	5,217,881

Dividends to Shareholders from:
Net investment income	(329,786)	(639,481)

From Capital Share Transactions:
Net increase/(decrease) in net assets from capital share transactions — Note G	(10,958,548)	2,368,946

Net Increase/(Decrease) in Net Assets	(9,638,566)	6,947,346

NET ASSETS:

Beginning of year	55,927,417	48,980,071

End of year*	$46,288,851	$55,927,417

* Includes undistributed net investment income of:	$687,813	$157,308

See notes to financial statements.

6	THE GUARDIAN VC ASSET ALLOCATION FUND

■	The Guardian VC Asset Allocation Fund

Financial Highlights

Selected data for a share of capital stock outstanding throughout the years indicated:

	Year Ended December 31,
	2005		2004		2003		2002		2001
Net asset value, beginning of year	$9.16		$8.40		$6.78		$8.62		$9.83

Income from investment operations:
Net investment income	0.19		0.13		0.10		0.14		0.24
Net realized and unrealized gain/(loss) on investments	0.21		0.74		1.76		(1.83)		(1.12)

Net increase/(decrease) from investment operations	0.40		0.87		1.86		(1.69)		(0.88)

Dividends and distributions to shareholders from:
Net investment income	(0.07)		(0.11)		(0.24)		(0.15)		(0.10)
Net realized gain on investments	—		—		—		—		(0.23)

Total dividends and distributions	(0.07)		(0.11)		(0.24)		(0.15)		(0.33)

Net asset value, end of year	$9.49		$9.16		$8.40		$6.78		$8.62

Total return*	4.36%		10.31%		27.70%		(19.88)%		(9.03)%

Ratios/supplemental data:
Net assets, end of year (000’s omitted)	$46,289		$55,927		$48,980		$34,572		$44,768
Ratio of expenses to average net assets	0.38	%(a)	0.31	%(a)	0.29	%(a)	0.31	%(a)	0.39	%(a)
Gross expense ratio	0.51	%(b)	0.53	%(b)	0.54	%(b)	0.56	%(b)	0.56	%(b)
Ratio of net investment income to average net assets	1.75%		1.52%		1.51%		1.89%		2.87%
Portfolio turnover rate	2%		0%		0%		0%		29%

*	Total returns do not reflect the effects of charges deducted pursuant to the terms of GIAC’s variable contracts.
Inclusion of such charges would reduce the total returns for all periods shown.
(a)	Amounts do not include expenses of the underlying funds.
(b)	Amounts include expenses of the underlying funds.

See notes to financial statements.

THE GUARDIAN VC ASSET ALLOCATION FUND	7

■	The Guardian VC Asset Allocation Fund

Notes to Financial Statements

December 31, 2005

Note A.	Organization and Accounting Policies

The Guardian VC Asset Allocation Fund (the Fund or GVCAAF) is a series of The Guardian Variable Contract Funds, Inc. (GVCF). GVCF is incorporated in the state of Maryland and is a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended (1940 Act). The financial statements for the other remaining series of GVCF are presented in separate reports.

Shares of GVCAAF are only sold to certain separate accounts of The Guardian Insurance & Annuity Company, Inc. (GIAC). GIAC is a wholly-owned subsidiary of The Guardian Life Insurance Company of America.

The preparation of financial statements in conformity with U.S. generally accepted accounting principles (GAAP) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income, gains (losses) and expenses during the reporting period. Actual results could differ from those estimates.

Significant accounting policies of the Fund are as follows:

Investments

Securities listed on national securities exchanges are valued at the last sale price on such exchanges, or if no sale occurred, at the mean of the closing bid and asked prices. Securities that are traded on the NASDAQ National Securities Market are valued at the NASDAQ Official Closing Price. Investments in an underlying fund are valued at the closing net asset value of each underlying fund on the day of valuation.

Pursuant to valuation procedures approved by the Board of Directors, certain debt securities may be valued each business day by an independent pricing service (Service). Debt securities for which quoted bid prices are readily available and representative of the bid side of the market, in the judgment of the Service, are valued at the bid price. Other debt securities that are valued by the Service are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions.

Other securities, including securities for which market quotations are not readily available (such as certain mortgage-backed securities, restricted securities, illiquid securities and foreign securities subject to a “significant event”) are valued at fair value as determined in good faith by or under the direction of GVCF’s Board of Directors. A “significant event” is an event that will affect the value of a portfolio security that occurs after the close of trading in the security’s primary trading market or exchange but before the Fund’s NAV is calculated.

Investing outside of the U.S. may involve certain considerations and risks not typically associated with domestic investments, including the possibility of political and economic unrest and different levels of governmental supervision and regulation of foreign securities markets.

Futures contracts are valued at the settlement prices established by the boards of trade or exchanges on which they are traded.

Repurchase agreements are carried at cost which approximates market value (see Note D). Short-term debt securities with maturities of 60 days or less are valued on an amortized cost basis which approximates market value.

Investment transactions are recorded on the date of purchase or sale. Security gains or losses are determined on an identified cost basis. Interest income, including amortization/accretion of premium/discount, is accrued daily. Dividend income is recorded on the ex-dividend date.

Forward Foreign Currency Contracts

GVCAAF may enter into forward foreign currency contracts in connection with planned purchases or sales of securities, or to hedge against changes in currency exchange rates affecting the values of its investments that are denominated in a particular currency. A forward foreign currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward exchange rate. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. Fluctuations in the value of forward foreign currency contracts are recorded for book purposes as unrealized gains or losses from translation of other assets and liabilities denominated in foreign currencies by GVCAAF. When forward contracts are closed, GVCAAF will record realized gains or losses equal to the difference between the values of such forward contracts at the time each was opened and the values at the time each was closed. Such amounts are recorded in net realized gains or losses on foreign currency related transactions. GVCAAF will not enter into a forward foreign currency contract if such contract would obligate it to deliver

8	THE GUARDIAN VC ASSET ALLOCATION FUND

■	The Guardian VC Asset Allocation Fund

Notes to Financial Statements (Continued)

December 31, 2005

an amount of foreign currency in excess of the value of its portfolio securities or other assets denominated in that currency.

Futures Contracts

GVCAAF may enter into financial futures contracts for the delayed delivery of securities, currency or contracts based on financial indices at a fixed price on a future date. In entering into such contracts, GVCAAF is required to deposit either in cash or securities an amount equal to a certain percentage of the contract amount. Subsequent payments are made or received by GVCAAF each day, depending on the daily fluctuations in the value of the underlying security, and are recorded for financial statement purposes as variation margins by GVCAAF. The daily changes in the variation margin are recognized as unrealized gains or losses by GVCAAF. GVCAAF’s investments in financial futures contracts are designed to hedge against anticipated future changes in interest or exchange rates or securities prices. In addition, GVCAAF may enter into financial futures contracts for non-hedging purposes. Should interest or exchange rates, securities prices or prices of futures contracts move unexpectedly, GVCAAF may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. GVCAAF’s portfolio holdings correspond to the custodian bank’s records and reflect accounting treatment for the futures contracts in the portfolio.

Dividend Distributions

Dividends from net investment income are declared and paid semi-annually for GVCAAF. Net realized short-term and long-term capital gains for GVCAAF will be distributed at least annually. All such dividends and distributions are credited in the form of additional shares of GVCAAF at the net asset value on the ex-dividend date.

All dividends and distributions are recorded on the ex-dividend date. Such distributions are determined in conformity with federal income tax regulations. Differences between the recognition of income on an income tax basis and recognition of income based on GAAP may cause temporary overdistributions of net realized gains and net investment income on a GAAP basis.

The tax character of dividends paid to shareholders during the years ended December 31, 2005 and 2004 were as follows:

Ordinary Income
2005	$329,786
2004	639,481

As of December 31, 2005, the components of accumulated losses on a tax basis were as follows:

Undistributed Ordinary Income	Capital Loss Carryforward	Unrealized Depreciation
$687,813	$(3,139,398)	$206,806

Taxes

GVCAAF has qualified and intends to remain qualified to be taxed as a “regulated investment company” under the provisions of the U.S. Internal Revenue Code (Code), and as such will not be subject to federal income tax on taxable income (including any realized capital gains) which is distributed in accordance with the provisions of the Code. Therefore, no federal income tax provision is required.

As of December 31, 2005, for federal income tax purposes, the Fund had a capital loss carryforward as follows:

Capital Loss Carryforward	Expiration Date
$(3,139,398)	2010

Reclassification of Capital Accounts

The treatment for financial statement purposes of distributions made during the year from net investment income and net realized gains may differ from their ultimate treatment for federal income tax purposes. These differences primarily are caused by differences in the timing of the recognition of certain components of income or capital gains, and the recharacterization of foreign exchange gains or losses to either ordinary income or realized capital gains for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications would have no effect on net assets, results of operations, or net asset value per share of the Fund.

Note B.	Investment Advisory Agreements and Payments to or from Related Parties

The Fund has an investment advisory agreement with Guardian Investor Services LLC (GIS), a wholly-owned subsidiary of GIAC. Fees for investment advisory are at an annual rate of 0.50% of the average daily net assets of the Fund. There are no duplicative advisory fees charged to GVCAAF on assets invested in other Guardian Funds. Under an SEC exemptive order, advisory fees are paid at the underlying Fund level.

THE GUARDIAN VC ASSET ALLOCATION FUND	9

■	The Guardian VC Asset Allocation Fund

Notes to Financial Statements (Continued)

December 31, 2005

The Guardian Fund Complex pays directors who are not “interested persons” (as defined in the 1940 Act) fees consisting of a $5,000 per meeting fee and an annual retainer of $30,500, allocated among all funds in the Guardian Fund Complex based on their relative average daily net assets. Board committee members also receive a fee of $2,000 per committee meeting, which also is allocated among all funds in the Guardian Fund Complex based on their relative average daily net assets. Additional compensation is paid to the Chairmen of the Nominating and Governance Committee and the Audit Committee, respectively. GIS pays compensation to certain directors who are interested persons. Certain officers and directors of the Fund are affiliated with GIS.

Note C.	Investment Transactions

Purchases and proceeds from sales of securities (excluding short-term securities) amounted to $475,851 and $5,723,798, respectively, during the year ended December 31, 2005.

The gross unrealized appreciation and depreciation of investments, on a tax basis, excluding futures at December 31, 2005 aggregated $206,806 and $0, respectively, resulting in net unrealized appreciation of $206,806. The cost of investments owned at December 31, 2005 for federal income tax purposes was $46,158,534.

Note D.	Repurchase Agreements

The collateral for repurchase agreements is either cash or fully negotiable U.S. government securities. Repurchase agreements are fully collateralized (including the interest earned thereon) and such collateral is marked-to-market daily while the agreements remain in force. If the value of the collateral falls below the value of the repurchase price plus accrued interest, GVCAAF will require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults, GVCAAF maintains the right to sell the collateral and may claim any resulting loss against the seller.

Note E.	Reverse Repurchase Agreements

GVCAAF may enter into reverse repurchase agreements with banks or third party broker-dealers to borrow short-term funds. Interest on the value of reverse repurchase agreements issued and outstanding is based upon competitive market rates at the time of issuance. At the time GVCAAF enters into a reverse repurchase agreement, GVCAAF establishes and segregates cash, U.S. government securities or liquid, unencumbered securities that are marked-to-market daily. The value of such segregated assets must be at least equal to the value of the repurchase obligation (principal plus accrued interest), as applicable. Reverse repurchase agreements involve the risk that the buyer of the securities sold by GVCAAF may be unable to deliver the securities when GVCAAF seeks to repurchase them.

Note F.	Dollar Roll Transactions

GVCAAF may enter into dollar rolls (principally using TBA’s) in which GVCAAF sells mortgage securities for delivery in the current month and simultaneously contracts to repurchase similar securities at an agreed-upon price on a fixed date. The securities repurchased will bear the same interest as those sold, but generally will be collateralized at the time of delivery by different pools of mortgages with different prepayment histories than those securities sold. During the period between the sale and repurchase, the Fund will not be entitled to receive interest and principal payments on the securities sold. Dollar roll transactions involve the risk that the buyer of the securities sold by GVCAAF may be unable to deliver the securities when GVCAAF seeks to repurchase them. GVCAAF is compensated by the difference between the current sales price and the forward price for the future purchase (often referred to as the “drop”), as well as by the interest earned on the cash proceeds of the initial sale. Dollar rolls may increase fluctuations in GVCAAF’s net asset value and may be viewed as a form of leverage.

10	THE GUARDIAN VC ASSET ALLOCATION FUND

Note G.	Transactions in Capital Stock

There are 100,000,000 shares of $0.001 par value capital stock authorized for GVCAAF. Transactions in capital stock were as follows:

	Year Ended December 31,		Year Ended December 31,
	2005	2004	2005	2004
	Shares		Amount
Shares sold	494,217	781,840	$4,531,165	$6,691,370
Shares issued in reinvestment of dividends	36,161	69,738	329,786	639,481
Shares repurchased	(1,752,890)	(577,089)	(15,819,499)	(4,961,905)

Net increase/(decrease)	(1,222,512)	274,489	$(10,958,548)	$2,368,946

■	The Guardian VC Asset Allocation Fund

Notes to Financial Statements (Continued)

December 31, 2005

Note H.	Line of Credit

A $100,000,000 line of credit available to GVCAAF and other related Guardian Funds has been established with State Street Bank and Trust Company and Bank of Montreal. The rate of interest charged on any borrowing is based upon the prevailing Federal Funds rate at the time of the loan plus 0.50% calculated on a 360 day basis per annum. For the year ended December 31, 2005, none of the funds borrowed against this line of credit.

The funds are obligated to pay State Street Bank and Trust Company and Bank of Montreal a commitment fee computed at a rate of 0.08% per annum on the average daily unused portion of the revolving credit.

Note I.	Investments in Affiliates[1]

A summary of GVCAAF’s transactions in affiliated issuers during the year ended December 31, 2005 is set forth below:

Name of Issuer	Balance of Shares Held December 31, 2004	Gross Purchases and Additions	Gross Sales and Reductions	Balance of Shares Held December 31, 2005	Value December 31, 2005	Dividends Included in Dividend Income	Net Realized Gains from Underlying Funds	Net Realized Gain/(Loss) on Sales

Non-Controlled Affiliates

The Guardian VC 500 Index Fund	3,380,940	52,725	—	3,433,665	$31,315,025	$475,851	$—	$—
The Guardian Bond Fund, Inc.	470,055	—	470,055	—	—	—	—	205,314

[1]	Affiliated issuers, as defined in the 1940 Act, include issuers in which the Fund held 5% or more of the outstanding voting securities.

Note J.	Management Information (Unaudited)

The directors and officers of GVCAAF are named below. Information about their principal occupations during the past five years and certain other affiliations is also provided. The business address of each director and officer is 7 Hanover Square, New York, New York 10004, unless otherwise noted. The “Guardian Fund Complex” referred to in this biographical information is composed of (1) The Park Avenue Portfolio (a series fund that issues its shares in thirteen series), (2) The Guardian Variable Contract Funds, Inc. (a series fund that issues its shares in seven series), (3) The Guardian Bond Fund, Inc., (4) The Guardian Cash Fund, Inc. and (5) GIAC Funds, Inc. (a series fund that issues its shares in three series).

Name, Address and Year of Birth	Position with Fund	Term of Office and Length of Time Served†	Principal Occupations During Past 5 Years	Number of Funds in the Guardian Fund Complex Overseen by Director	Other Directorships

Interested Directors*

Arthur V. Ferrara (1930)	Director	Since 1987	Retired. Director and former Chairman of the Board and Chief Executive Officer, The Guardian Life Insurance Company of America. Director (Trustee) of all of the mutual funds within the Guardian Fund Complex.	25	Director of various mutual funds sponsored by Gabelli Asset Management.

*	“Interested” Director means one who is an “interested person” under the Investment Company Act of 1940 by virtue of a current or past position with Guardian Life, the indirect parent company of GIS, the investment adviser of certain Funds in the Guardian Fund Complex.
†	There is no set term of office for Directors and Officers. The table reflects the year from which each person has served as Director and/or Officer.

THE GUARDIAN VC ASSET ALLOCATION FUND	11

■	The Guardian VC Asset Allocation Fund

Notes to Financial Statements (Continued)

December 31, 2005

Name, Address and Year of Birth	Position with Fund	Term of Office and Length of Time Served†	Principal Occupations During Past 5 Years	Number of Funds in the Guardian Fund Complex Overseen by Director	Other Directorships

Leo R. Futia (1919)	Director	Since 1982	Retired. Director and former Chairman of the Board and Chief Executive Officer, The Guardian Life Insurance Company of America. Director (Trustee) of all of the mutual funds within the Guardian Fund Complex.	25	None.

Dennis J. Manning 81 Graenest Ridge Road Wilton, Connecticut 06897 (1947)	Director	Since 2003	President and Chief Executive Officer, The Guardian Life Insurance Company of America since 1/03; President and Chief Operating Officer, 1/02 to 12/02; Executive Vice President and Chief Operating Officer, 1/01 to 12/01; Executive Vice President, Individual Markets and Group Pensions, 1/99 to 12/00. Director (Trustee) of all of the mutual funds within the Guardian Fund Complex.	25	Director of The Guardian Life Insurance Company of America and The Guardian Insurance & Annuity Company, Inc. Manager, Guardian Investor Services LLC and Park Avenue Securities LLC. Director of various Guardian Life subsidiaries.

Disinterested Directors

Kathleen C. Cuocolo (1952)	Director	Since 11/16/05	Principal, Cuocolo Associates (corporate governance and operations consulting firm), 2003 to present; Executive Vice President, State Street Corporation, prior thereto. Employed by State Street Corporation in various capacities since 1982. Director (Trustee) of all of the mutual funds within the Guardian Fund Complex.	25	Chairman, Board of Directors, Select Sector S&P Depository Receipts Series Trust
					(9 exchange traded funds), 1999 to present; Director, World Markets PLC (global performance and analytics company), 2002 to present; Director, The China Fund, Inc., 2001 to 2003; Board of Advisors, Venturi Aeration, Inc. (water remediation services), 2001 to present; Board of Advisors, Inter- Unity Group (systems optimization consulting firm), 2003 to present.

†	There is no set term of office for Directors and Officers. The table reflects the year from which each person has served as Director and/or Officer.

12	THE GUARDIAN VC ASSET ALLOCATION FUND

■	The Guardian VC Asset Allocation Fund

Notes to Financial Statements (Continued)

December 31, 2005

Name, Address and Year of Birth	Position with Fund	Term of Office and Length of Time Served†	Principal Occupations During Past 5 Years	Number of Funds in the Guardian Fund Complex Overseen by Director	Other Directorships

Frank J. Fabozzi, Ph.D. (1948)	Director	Since 1992	Adjunct Professor of Finance, School of Management — Yale University, 2/94 to present; Editor, Journal of Portfolio Management. Director (Trustee) of all of the mutual funds within the Guardian Fund Complex.	25	Director (Trustee) of various closed-end investment companies sponsored by BlackRock Financial Management. Director of BlackRock Funds (47 funds).

William N. Goetzmann, Ph.D. (1956)	Director	Since 11/16/05	Edwin J. Beinecke Professor of Finance and Management Studies, Yale School of Management, 7/94 to present; Director, International Center for Finance, Yale School of Management, 7/99 to present; Visiting professor, Harvard Business School, 7/05 to present. Director (Trustee) of all of the mutual funds within the Guardian Fund Complex.	25	Member of the Board of Directors of the Commonfund.

Anne M. Goggin, Esq. (1948)	Director	Since 2004	Attorney at law in private practice since 8/04; Partner, Edwards and Angell, LLP, 4/04 to 8/04; Chief Counsel, Metropolitan Life Insurance Company, 6/00 to 12/03; Senior Vice President and General Counsel, New England Life Insurance Company, 6/00 to 12/03; Chairman, President and Chief Executive Officer, MetLife Advisors LLC, 6/99 to 12/03; Chairman of the Board, Metropolitan Series Fund, 1/02 to 12/03; Chairman of the Board, New England Zenith Fund, 6/99 to 12/03. Director (Trustee) of all of the mutual funds within the Guardian Fund Complex.	25	None.

William W. Hewitt, Jr. (1928)	Director	Since 1989	Retired. Former Executive Vice President, Shearson Lehman Brothers, Inc. Director (Trustee) of all of the mutual funds within the Guardian Fund Complex.	25	None.

†	There is no set term of office for Directors and Officers. The table reflects the year from which each person has served as Director and/or Officer.

THE GUARDIAN VC ASSET ALLOCATION FUND	13

■	The Guardian VC Asset Allocation Fund

Notes to Financial Statements (Continued)

December 31, 2005

Name, Address and Year of Birth	Position with Fund	Term of Office and Length of Time Served†	Principal Occupations During Past 5 Years	Number of Funds in the Guardian Fund Complex Overseen by Director	Other Directorships

Sidney I. Lirtzman, Ph.D. 200 East 57th Street #10H New York, New York 10022 (1930)	Director	Since 1987	Emanuel Saxe Emeritus Professor of Management, Zicklin School of Business, Baruch College, City University of New York since 11/04; Emanuel Saxe Professor of Management 9/96 to 10/04; Dean from 10/95 to 9/02; Interim President 9/99 to 9/00. President, Fairfield Consulting Associates, Inc. Director (Trustee) of all of the mutual funds within the Guardian Fund Complex.	25	Director, since 6/01 Youthstream, Inc. Member, Advisory Board of Directors, New York City Independent Budget Office 5/98 to 5/01.

Steven J. Paggioli (1950)	Director	Since 11/16/05	Independent consultant on investment company matters since 7/01; Executive Vice President, Director and Principal of The Wadsworth Group (administration, consulting and executive search firm) prior thereto. Director (Trustee) of all of the mutual funds within the Guardian Fund Complex.	25	Trustee and Audit Committee Member, Managers Funds and Managers AMG Funds (36 portfolios), 6/90 to present; Trustee, Professionally Managed Portfolios
					(20 portfolios), 5/91 to present; Advisory Board Member, Sustainable Growth Advisers, L.P., 10/02 to present.

Robert G. Smith, Ph.D. 132 East 72nd Street, Apt. #1 New York, New York 10021 (1932)	Director	Since 1982	Chairman and Chief Executive Officer, Smith Affiliated Capital Corp. since 4/82. Director (Trustee) of all of the mutual funds within the Guardian Fund Complex.	25	Governor appointments as Director of New York Health Care Reform Act Charitable Organization and Nassau County Interim Finance Authority. Senior private member of the New York State Financial Control Board for New York City. Senior Director for the New York State Comptroller’s Investment Advisory Committee for State Pension Funds (Commonfund).

†	There is no set term of office for Directors and Officers. The table reflects the year from which each person has served as Director and/or Officer.

14	THE GUARDIAN VC ASSET ALLOCATION FUND

■	The Guardian VC Asset Allocation Fund

Notes to Financial Statements (Continued)

December 31, 2005

Name, Address and Year of Birth	Position with Fund	Term of Office and Length of Time Served†	Principal Occupations During Past 5 Years	Number of Funds in the Guardian Fund Complex for which Officer Serves

Officers

Joseph A. Caruso (1952)	Senior Vice President and Secretary	Since 1992	Director, The Guardian Life Insurance Company of America since 1/05; Senior Vice President and Corporate Secretary, The Guardian Life Insurance Company of America since 1/01; Vice President and Corporate Secretary prior thereto. Director, Senior Vice President and Secretary, The Guardian Insurance & Annuity Company, Inc. Manager, Senior Vice President and Corporate Secretary, Guardian Investor Services LLC. Director, Senior Vice President and Secretary, Park Avenue Life Insurance Company; Manager, Park Avenue Securities LLC; Senior Vice President and Secretary of Guardian Baillie Gifford Limited, and all of the mutual funds within the Guardian Fund Complex. Director and Officer of various Guardian Life subsidiaries.	25

Richard A. Cumiskey (1960)	Chief Compliance Officer	Since 2002	Second Vice President, Equity Administration and Oversight, The Guardian Life Insurance Company of America since 1/01; Assistant Vice President, Equity Administration and Oversight prior thereto. Senior Vice President and Chief Compliance Officer of The Guardian Insurance & Annuity Company, Inc. and Guardian Investor Services LLC since 4/04; Second Vice President and Compliance Officer prior thereto. Chief Compliance Officer of all of the mutual funds within the Guardian Fund Complex.	25

Manind V. Govil (1969)	Managing Director	Since 2005	Managing Director and Head of Equity Investments at The Guardian Life Insurance Company of America since 8/05; Lead Portfolio Manager — Large Cap Blend/Core Equity, Co-Head of Equities and Head of Equity Research at Mercantile Capital Advisers since 2001; Lead Portfolio Manager — Core Equity at Mercantile Capital Advisers prior thereto. Officer of various mutual funds within the Guardian Fund Complex.	23

Jonathan C. Jankus (1947)	Managing Director	Since 1999	Managing Director, The Guardian Life Insurance Company of America. Officer of various mutual funds within the Guardian Fund Complex.	20

†	There is no set term of office for Directors and Officers. The table reflects the year from which each person has served as Director and/or Officer.

THE GUARDIAN VC ASSET ALLOCATION FUND	15

■	The Guardian VC Asset Allocation Fund

Notes to Financial Statements (Continued)

December 31, 2005

Name, Address and Year of Birth	Position with Fund	Term of Office and Length of Time Served†	Principal Occupations During Past 5 Years	Number of Funds in the Guardian Fund Complex for which Officer Serves

Stewart M. Johnson (1952)	Senior Director	Since 2002	Senior Director, The Guardian Life Insurance Company of America since 1/02. Second Vice President from 12/00 to 1/02; Assistant Vice President prior thereto. Officer of various mutual funds within the Guardian Fund Complex.	20

Nydia Morrison (1958)	Controller	Since 2003	Director, Mutual Fund Reporting, The Guardian Life Insurance Company of America since 5/04; Manager prior thereto. Officer of all of the mutual funds within the Guardian Fund Complex.	25

Frank L. Pepe (1942)	Vice President and Treasurer	Since 1995	Vice President and Equity Controller, The Guardian Life Insurance Company of America. Senior Vice President and Controller, The Guardian Insurance & Annuity Company, Inc. since 4/04; Vice President and Controller prior thereto. Senior Vice President and Controller, Guardian Investor Services LLC. Vice President and Treasurer of all of the mutual funds within the Guardian Fund Complex.	25

Richard T. Potter, Jr. (1954)	Vice President and Counsel	Since 1992	Vice President and Equity Counsel, The Guardian Life Insurance Company of America. Senior Vice President and Counsel, The Guardian Insurance & Annuity Company, Inc. and Guardian Investor Services LLC since 4/04; Vice President and Counsel prior thereto. Vice President and Counsel of Park Avenue Securities LLC and all of the mutual funds within the Guardian Fund Complex.	25

Robert A. Reale (1960)	Managing Director	Since 2001	Managing Director, The Guardian Life Insurance Company of America, The Guardian Insurance & Annuity Company, Inc. and Guardian Investor Services LLC since 3/01; Second Vice President 10/99 to 2/01. Assistant Vice President, Metropolitan Life prior thereto. Officer of all of the mutual funds within the Guardian Fund Complex.	25

Thomas G. Sorell (1955)	President	Since 2003	Executive Vice President and Chief Investment Officer, The Guardian Life Insurance Company of America since 1/03; Senior Managing Director, Fixed Income Securities since 3/00; Vice President, Fixed Income Securities prior thereto. Managing Director, Investments: Park Avenue Life Insurance Company. President of all of the mutual funds within the Guardian Fund Complex.	25

†	There is no set term of office for Directors and Officers. The table reflects the year from which each person has served as Director and/or Officer.

16	THE GUARDIAN VC ASSET ALLOCATION FUND

■	The Guardian VC Asset Allocation Fund

Notes to Financial Statements (Continued)

December 31, 2005

Name, Address and Year of Birth	Position with Fund	Term of Office and Length of Time Served†	Principal Occupations During Past 5 Years	Number of Funds in the Guardian Fund Complex for which Officer Serves

Donald P. Sullivan, Jr. (1954)	Vice President	Since 1995	Vice President, Equity Administration, The Guardian Life Insurance Company of America. Vice President, The Guardian Insurance & Annuity Company, Inc. and Guardian Investor Services LLC. Officer of all of the mutual funds within the Guardian Fund Complex.	25

The Statement of Additional Information includes additional information about fund directors and is available upon request, without charge, by calling 1-800-221-3253 or by writing to Guardian Investor Services LLC at 7 Hanover Square, New York, New York 10004.

†	There is no set term of office for Directors and Officers. The table reflects the year from which each person has served as Director and/or Officer.

THE GUARDIAN VC ASSET ALLOCATION FUND	17

■	The Guardian VC Asset Allocation Fund

Report of Ernst & Young LLP,

Independent Registered Public Accounting Firm

Board of Directors of The Guardian Variable Contract Funds, Inc. and Shareholders of The Guardian VC Asset Allocation Fund (the Fund)

We have audited the accompanying statement of assets and liabilities of The Guardian VC Asset Allocation Fund (one of the series constituting The Guardian Variable Contract Funds, Inc.), including the schedule of investments, as of December 31, 2005, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2005, by correspondence with the custodian, the transfer agent and broker. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Guardian VC Asset Allocation Fund, a series of The Guardian Variable Contract Funds, Inc., at December 31, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

February 8, 2006

18	THE GUARDIAN VC ASSET ALLOCATION FUND

■	The Guardian VC Asset Allocation Fund

Board Approval of Investment Management Agreements (Unaudited)

The Boards of Directors of The Guardian Variable Contract Funds, Inc. (“GVCF”), GIAC Funds, Inc. (“GIAC”), The Guardian Bond Fund, Inc. (“GBF” and a “Fund”) and The Guardian Cash Fund, Inc. (“GCF” and a “Fund”) (together, the series of GVCF and GIAC, and GBF and GCF are referred to as the “Funds,”) approved the renewal of the management agreement for each Fund and, as applicable, the subadvisory agreement for each Fund on November 17, 2005. As a part of the renewal process, the Boards of Directors of GVCF, GIAC, GBF and GCF met independently of Fund management and of the interested Board Members to consider the renewal of: (1) the management agreement (“Management Agreement”) between each of the Funds and Guardian Investor Services LLC (“GIS”) or as applicable, Guardian Baillie Gifford Limited (“GBG” and together with GIS, each referred to as a “Manager”); (2) as applicable, the subadvisory agreements (each a “Subadvisory Agreement”) between GBG and Baillie Gifford Overseas Limited (“BGO”) and the subadvisory agreements between GIS and UBS Global Asset Management (Americas) Inc. (“UBS” and together with BGO, each referred to as a “Subadvisor”). (The Management Agreements and the Subadvisory Agreements are together referred to as the “Advisory Agreements.”) As part of the review process, the Independent Directors were represented by independent legal counsel. The Independent Directors reviewed comprehensive materials received from the Managers, Subadvisors and independent counsel in connection with contract review. The Independent Directors noted that each Board also received regular information throughout the year regarding performance and operating results of each Fund and that in evaluating the Advisory Agreements, they were taking into account their accumulated experience as Board members in working with the Managers on matters relating to the Funds.

In preparation for the review process, the Independent Directors met with independent legal counsel and discussed the type and nature of information to be provided and sent a formal request for information to Fund management. The Managers and Subadvisors provided extensive information to all Board members in response to the request. Among other information, the Independent Directors reviewed materials to assess the services provided by each Manager and Subadvisor, and, as applicable, information comparing the performance, advisory fees and expense ratios of each Fund to other mutual funds, information about the profitability from the Advisory Agreements to the Managers and to the Subadvisors, information about economies of scale and information about the other benefits to the Managers and Subadvisors and their affiliates resulting from their relationship with the Funds (“fall-out benefits”). The Independent Directors reviewed comparative performance and management fee and expense ratios of peer groups of funds selected by Morningstar, Inc. (“Morningstar”). The Independent Directors also received a memorandum from independent legal counsel advising them of their duties and responsibilities in connection with the review of the Advisory Agreements. In preparation for the November 17th meeting, the Independent Directors met on November 3, 2005, to review and discuss with independent legal counsel the information provided by Morningstar.

Based upon their review, the Independent Directors concluded that it was in the best interest of each Fund to renew each relevant Advisory Agreement and, accordingly, recommended to the full Board of each Fund the renewal of each applicable Advisory Agreement. In reaching this conclusion for each Fund, the Independent Directors did not identify any single factor or group of factors as all important or controlling and considered all factors together.

Management Agreements

Nature, Quality and Extent of Services. In reviewing the nature, quality and extent of services provided by the Managers, the Independent Directors considered the services provided by each Manager under the Management Agreements, including administrative services. The Independent Directors considered the experience and skills of senior management responsible for fund operations, the experience and skills of the personnel performing the functions under each Management Agreement and the resources made available to such personnel, the ability of the Managers to attract and retain high-quality personnel, and the organizational depth of the Managers. The Independent Directors concluded that appropriate resources were provided under each Management Agreement. The Independent Directors also considered the delegation of day-to-day portfolio management responsibility to UBS with respect to the Guardian UBS VC Large Cap Value Fund and the Guardian UBS VC Small Cap Value Fund and to BGO with respect to the Baillie Gifford International Growth Fund and the Baillie Gifford Emerging Markets Fund and the Managers’ ability to supervise the activities of the Subadvisors. The Independent Directors concluded each Manager’s supervisory program was satisfactory. The Independent Directors also considered the compliance program established by the Managers and the level of compliance attained by the Managers. Further, the Independent Directors considered that each Manager has had a long-term relationship with the Funds and has demonstrated its past and future commitment to support the Funds. The Independent Directors concluded that a long-term relationship with a capable, conscientious adviser was in the best interest of each Fund. Based upon all relevant factors, the Independent Directors concluded that the nature, quality and extent of the services provided by the Managers to each applicable Fund were satisfactory.

THE GUARDIAN VC ASSET ALLOCATION FUND	19

■	The Guardian VC Asset Allocation Fund

Board Approval of Investment Management Agreements (Unaudited) (Continued)

Investment Performance. The Independent Directors reviewed each Fund’s investment performance over short-term (one-year) and longer-term (three year, five year and ten year) periods, as applicable, and compared those returns to various agreed-upon performance measures, including market indices and peer groups. The Independent Directors received comparative performance information prepared by Morningstar. The Independent Directors also considered whether investment results were consistent with a Fund’s investment objective(s) and policies. For most Funds, the Independent Directors concluded that investment performance met acceptable levels of investment performance. For Funds that experienced underperformance, the Independent Directors reviewed the reasons for the underperformance and the remedial measures taken by the Manager to improve performance. The Independent Directors concluded that the Managers have in place an effective process to monitor performance and that reasonable steps had been implemented to address circumstances of underperformance where appropriate. Therefore, the Independent Directors concluded that it was in the best interests of the Funds to renew the Management Agreements and to continue to closely monitor performance with a particular emphasis on those Funds experiencing underperformance.

Fees and Expenses. The Independent Directors considered each Fund’s management fees and net expense ratios. The Independent Directors received information, based on data supplied by Morningstar, comparing each Fund’s management fee rates and total net expense ratio to advisory fees and total net expense ratios of the mutual funds in its peer group (as selected by Morningstar). The Independent Directors also received and considered information on fee waivers and/or reimbursements for each Fund compared to those of its peer group. The Independent Directors noted that a number of the Funds have received fee waivers for many years and that such fee waivers remained current through the time of the review process.

The Independent Directors also compared each Fund’s management fee rates to fees charged by the Manager for comparable mutual funds. For each Fund, the Independent Directors reviewed the fees charged by other advisors for mutual funds in the Fund’s peer group. GIS provided information on the advisory fees it charges its two institutional accounts and noted the information was not comparable with the Funds because the investment objectives and management style of the institutional accounts were very different than those of the Funds. GBG has no clients other than the Funds.

On the basis of all information provided, the Independent Directors concluded that the management fee schedules for each Fund were reasonable and appropriate in light of the nature, quality and extent of services provided by the Manager.

Profitability. The Independent Directors reviewed detailed information regarding revenues received by each Manager under each Management Agreement, including identification of the estimated direct and indirect costs of the Managers of providing those services to each Fund that are covered under the Management Agreements. The Independent Directors also received information regarding the enterprise-wide profitability of the Managers with respect to all fund services in totality.

For all Funds, based upon the profitability percentage provided, the Independent Directors concluded that the profitability to the applicable Manager from the management of each Fund was not unreasonable.

Economies of Scale. The Independent Directors considered whether there are economies of scale with respect to the management of each Fund and whether the Funds benefit from any such economies of scale through breakpoints in fees or otherwise. The Independent Directors noted that the Guardian UBS VC Small Cap Value Fund and the Guardian Cash Fund had management fee schedules that each contained one breakpoint. The Independent Directors also considered whether the effective management fee rate for each Fund under the Management Agreement is reasonable in relation to the asset size of such Fund. The Independent Directors noted GIS’s representation that it did not anticipate that the Funds would experience any significant economies in the near future, given their asset size. The Independent Directors concluded that, in light of the Funds’ current asset levels, the fee schedule for each Fund reflects an appropriate level of sharing of any economies of scale.

Other Benefits to Manager. The Independent Directors also considered the character and amount of other incidental benefits received by the Managers and their affiliates as a result of their relationship with the Funds. The Independent Directors noted the Managers’ representation that each has the ability to obtain proprietary research as a result of the Funds’ brokerage business that may be used for the benefit of the Funds and other clients of the Managers. The Independent Directors concluded that management fees for each Fund were reasonable in light of these fall-out benefits.

Specific Fund Findings

The Guardian VC Asset Allocation Fund

In determining to recommend renewal of the Fund’s Management Agreement, the Independent Directors noted the favorable relative investment performance of the Fund, with performance above the median of its peer group in all but one of the periods reviewed, and that the management fee rate was reasonable.

20	THE GUARDIAN VC ASSET ALLOCATION FUND

■	The Guardian VC Asset Allocation Fund

Board Approval of Investment Management Agreements (Unaudited) (Continued)

Overall Conclusions

Based upon all of the information considered and the conclusions reached, the Independent Directors determined that the terms of each Advisory Agreement continue to be fair and reasonable and that the continuation of each Advisory Agreement is in the best interests of each Fund.

THE GUARDIAN VC ASSET ALLOCATION FUND	21

■	The Guardian VC Asset Allocation Fund

Shareholder Voting Summary (Unaudited)

November 15, 2005

On November 15, 2005, a Special Shareholder Meeting of the Fund was held at which the eleven Directors, identified below, were elected (Proposal No. 1) and the sub-proposals in Proposal No. 2, as described in the Proxy Statement, were approved. The following is a report of the votes cast:

Proposal No. 1

Election of the Eleven Nominees for Director:

NOMINEE	FOR	WITHHELD	TOTAL
DIRECTORS
Kathleen C. Cuocolo	76,165,969.554	1,858,569.914	78,024,539.468
Frank J. Fabozzi	76,176,372.381	1,848,167.087	78,024,539.468
Arthur V. Ferrara	75,994,827.909	2,029,711.559	78,024,539.468
Leo R. Futia	75,817,210.074	2,207,329.394	78,024,539.468
William N. Goetzmann	76,164,019.071	1,860,520.397	78,024,539.468
Anne M. Goggin	76,112,215.256	1,912,324.212	78,024,539.468
William W. Hewitt	75,933,986.870	2,090,552.598	78,024,539.468
Sidney I. Lirtzman	75,898,936.066	2,125,603.402	78,024,539.468
Dennis H. Manning	76,179,952.757	1,844,586.711	78,024,539.468
Steven J. Paggioli	76,173,796.441	1,850,743.027	78,024,539.468
Robert G. Smith	75,972,333.669	2,052,205.799	78,024,539.468

Proposal No. 2

Approving an amendment to, or the elimination of, the Fund’s fundamental investment restriction, as described in the Proxy Statement, with respect to the following:

SUB-PROPOSALS	FOR	AGAINST	ABSTAIN	TOTAL
2(a) Diversification of investments;	4,752,785.064	79,026.868	134,199.990	4,966,011.922
2(b) Borrowing;	4,750,966.414	80,845.518	134,199.990	4,966,011.922
2(c) Issuing senior securities;	4,752,785.064	79,026.868	134,199.990	4,966,011.922
2(d) Concentration of investments in the same industry;	4,750,966.414	80,845.518	134,199.990	4,966,011.922
2(e) Investments in real estate	4,756,995.572	74,816.360	134,199.990	4,966,011.922
2(h) Making loans, and	4,752,785.064	79,026.868	134,199.990	4,966,011.922
2(m) Pledging, mortgaging or hypothecating its assets.	4,735,847.415	95,964.517	134,199.990	4,966,011.922

22	THE GUARDIAN VC ASSET ALLOCATION FUND

■	The Guardian VC Asset Allocation Fund

Proxy Voting Policies and Procedures (Unaudited)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, as well as information regarding how the Fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2005, is available free of charge upon request by logging on to www.guardianinvestor.com or the Securities and Exchange Commission’s (SEC) website at www.sec.gov.

Form N-Q (Unaudited)

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each year on the Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov, and can be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-800-SEC-0330.

Code of Ethics (Unaudited)

The Fund has adopted a code of ethics for its Principal Executive Officer and Principal Financial Officers (the “Code”). The purpose of the Code is to promote, among other things: honest and ethical conduct, including the handling of conflicts of interest; full, fair, accurate, timely and understandable disclosure in reports and documents filed with the SEC; and compliance with applicable laws and regulations. A copy of the Code has been filed with the SEC on Form N-CSR and can be obtained on the SEC’s website at www.sec.gov.

Copies of all of the above can be obtained free of charge by calling 1-800-221-3253 or by writing to Guardian Investor Services LLC at 7 Hanover Square, New York, New York 10004.

The Guardian VC Asset Allocation Fund currently invests in The Guardian VC 500 Index Fund; therefore, the financial statements for that Fund accompany the financial statements for The Guardian VC Asset Allocation Fund on the following pages.

THE GUARDIAN VC ASSET ALLOCATION FUND	23

■	The Guardian VC 500 Index Fund

Schedule of Investments

December 31, 2005

Shares		Value

Common Stocks — 97.2%
Aerospace and Defense — 2.1%
15,041	Boeing Co.	$1,056,480
3,298	General Dynamics Corp.	376,137
2,074	Goodrich Corp.	85,241
15,604	Honeywell Int’l., Inc.	581,249
2,900	L-3 Comm. Hldgs., Inc.	215,615
7,403	Lockheed Martin Corp.	471,053
7,130	Northrop Grumman Corp.	428,584
6,852	Raytheon Co.	275,108
2,736	Rockwell Collins, Inc.	127,142
18,400	United Technologies Corp.	1,028,744

		4,645,353

Air Freight and Logistics — 1.0%
5,194	FedEx Corp.	537,008
930	Ryder Systems, Inc.	38,148
21,059	United Parcel Svc., Inc. — Class B	1,582,584

		2,157,740

Airlines — 0.1%
18,199	Southwest Airlines Co.	299,010

Auto Components — 0.1%
1,100	Cooper Tire & Rubber Co.	16,852
2,222	Dana Corp.	15,954
2,622	Goodyear Tire & Rubber Co.*	45,571
3,088	Johnson Controls, Inc.	225,146
1,955	Visteon Corp.*	12,238

		315,761

Automobiles — 0.4%
36,944	Ford Motor Co.	285,208
11,434	General Motors Corp.	222,048
5,221	Harley-Davidson, Inc.	268,829

		776,085

Beverages — 2.1%
13,362	Anheuser-Busch Cos., Inc.	574,031
2,046	Brown-Forman Corp. — Class B	141,829
42,764	Coca-Cola Co.	1,723,817
8,124	Coca-Cola Enterprises, Inc.	155,737
3,500	Constellation Brands, Inc. — Class A*	91,805
1,841	Molson Coors Brewing Co. — Class B	123,328
30,171	PepsiCo., Inc.	1,782,503
4,264	The Pepsi Bottling Group, Inc.	121,993

		4,715,043

Biotechnology — 1.5%
23,617	Amgen, Inc.*	1,862,436
3,176	Applera Corp.-Applied Biosystems Group	84,354
6,154	Biogen Idec, Inc.*	278,961
3,269	Chiron Corp.*	145,340
5,005	Genzyme Corp.*	354,254
9,200	Gilead Sciences, Inc.*	484,196
3,941	MedImmune, Inc.*	138,014

		3,347,555

Building Products — 0.2%
3,957	American Standard Cos., Inc.	158,082
7,420	Masco Corp.	224,010

		382,092

Capital Markets — 3.2%
4,567	Ameriprise Financial, Inc.	187,247
13,570	Bank of New York, Inc.	432,204
2,876	Bear Stearns Cos., Inc.	332,264

Shares		Value

22,577	Charles Schwab Corp.	$331,205
6,100	E*TRADE Financial Corp.*	127,246
1,739	Federated Investors, Inc. — Class B	64,413
3,987	Franklin Resources, Inc.	374,818
8,702	Goldman Sachs Group, Inc.	1,111,332
6,726	Janus Capital Group, Inc.	125,305
5,424	Lehman Brothers Hldgs., Inc.	695,194
7,285	Mellon Financial Corp.	249,511
17,464	Merrill Lynch & Co., Inc.	1,182,837
19,283	Morgan Stanley	1,094,117
3,863	Northern Trust Corp.	200,181
6,370	State Street Corp.	353,153
2,158	T. Rowe Price Group, Inc.	155,441

		7,016,468

Chemicals — 1.5%
3,869	Air Products & Chemicals, Inc.	229,006
1,031	Ashland, Inc.	59,695
18,242	Dow Chemical Co.	799,364
18,905	E.I. Du Pont de Nemours & Co.	803,462
1,156	Eastman Chemical Co.	59,638
4,704	Ecolab, Inc.	170,614
1,924	Engelhard Corp.	58,009
1,633	Hercules, Inc.*	18,453
1,417	Int’l. Flavors & Fragrances, Inc.	47,470
4,507	Monsanto Co.	349,428
2,995	PPG Inds., Inc.	173,410
5,483	Praxair, Inc.	290,380
3,888	Rohm & Haas Co.	188,257
1,351	Sigma-Aldrich	85,505

		3,332,691

Commercial Banks — 5.5%
8,364	AmSouth Bancorporation	219,220
75,066	Bank of America Corp.	3,464,296
9,234	BB&T Corp.	386,997
3,064	Comerica, Inc.	173,913
2,100	Compass Bancshares, Inc.	101,409
10,354	Fifth Third Bancorp	390,553
1,892	First Horizon Nat’l. Corp.	72,728
7,298	Huntington Bancshares, Inc.	173,328
7,242	KeyCorp	238,479
2,000	M & T Bank Corp.	218,100
3,796	Marshall & Ilsley Corp.	163,380
11,847	National City Corp.	397,704
7,566	North Fork Bancorporation, Inc.	207,006
6,005	PNC Financial Svcs. Group	371,289
7,258	Regions Financial Corp.	247,933
6,623	SunTrust Banks, Inc.	481,890
5,299	Synovus Financial Corp.	143,126
34,097	U.S. Bancorp	1,019,159
29,247	Wachovia Corp.	1,545,996
30,455	Wells Fargo & Co.	1,913,488
1,372	Zions Bancorporation	103,668

		12,033,662

Commercial Services and Supplies — 0.7%
4,913	Allied Waste Inds., Inc.*	42,940
2,079	Avery Dennison Corp.	114,906
18,985	Cendant Corp.	327,491
3,041	Cintas Corp.	125,228
2,150	Equifax, Inc.	81,743
1,670	Monster Worldwide, Inc.*	68,170
4,365	Pitney Bowes, Inc.	184,421
4,695	R.R. Donnelley & Sons Co.	160,616
2,619	Robert Half Int’l., Inc.	99,234
11,422	Waste Management, Inc.	346,658

		1,551,407

See notes to financial statements.

24	THE GUARDIAN VC ASSET ALLOCATION FUND

■	The Guardian VC 500 Index Fund

Schedule of Investments (Continued)

December 31, 2005

Shares		Value

Communications Equipment — 2.6%
1,701	ADC Telecomm., Inc.*	$38,000
3,629	Andrew Corp.*	38,939
6,957	Avaya, Inc.*	74,231
15,078	CIENA Corp.*	44,782
120,263	Cisco Systems, Inc.*	2,058,902
2,797	Comverse Technology, Inc.*	74,372
27,263	Corning, Inc.*	535,991
27,463	JDS Uniphase Corp.*	64,813
72,571	Lucent Technologies, Inc.*	193,039
46,405	Motorola, Inc.	1,048,289
30,568	QUALCOMM, Inc.	1,316,869
2,342	Scientific Atlanta, Inc.	100,870
6,153	Tellabs, Inc.*	67,068

		5,656,165

Computers and Peripherals — 3.6%
15,733	Apple Computer, Inc.*	1,131,045
47,143	Dell, Inc.*	1,413,819
45,971	EMC Corp.*	626,125
4,846	Gateway, Inc.*	12,163
53,201	Hewlett Packard Co.	1,523,145
30,422	Int’l. Business Machines	2,500,688
2,204	Lexmark Int’l. Group, Inc. — Class A*	98,805
2,932	NCR Corp.*	99,512
6,233	Network Appliance, Inc.*	168,291
1,397	QLogic Corp.*	45,417
55,932	Sun Microsystems, Inc.*	234,355

		7,853,365

Construction and Engineering — 0.1%
2,106	Fluor Corp.	162,710

Construction Materials — 0.0%
1,518	Vulcan Materials Co.	102,845

Consumer Finance — 1.2%
22,837	American Express Co.	1,175,192
4,124	Capital One Financial Corp.	356,313
24,986	MBNA Corp.	678,370
7,586	SLM Corp.	417,913

		2,627,788

Containers and Packaging — 0.2%
1,698	Ball Corp.	67,445
2,984	Bemis Co., Inc.	83,164
2,370	Pactiv Corp.*	52,140
2,355	Sealed Air Corp.*	132,280
1,604	Temple-Inland, Inc.	71,939

		406,968

Distributors — 0.1%
2,613	Genuine Parts Co.	114,763

Diversified Consumer Services — 0.2%
2,958	Apollo Group, Inc. — Class A*	178,841
6,318	H & R Block, Inc.	155,107

		333,948

Diversified Financial Services — 3.6%
4,000	CIT Group, Inc.	207,120
95,638	Citigroup, Inc.	4,641,312
64,908	J.P. Morgan Chase & Co.	2,576,199
4,648	Moody’s Corp.	285,480
5,188	Principal Financial Group, Inc.	246,067

		7,956,178

Shares		Value

Diversified Telecommunication Services — 2.2%
82,113	AT & T, Inc.	$2,010,947
32,063	BellSouth Corp.	868,907
2,122	CenturyTel, Inc.	70,366
4,221	Citizens Comm. Co.	51,623
32,677	Qwest Comm. Int’l., Inc.*	184,625
53,236	Verizon Comm.	1,603,468

		4,789,936

Electric Utilities — 1.5%
3,880	Allegheny Energy, Inc.*	122,802
6,474	American Electric Power, Inc.	240,121
3,156	CiNergy Corp.	134,004
6,073	Edison Int’l.	264,844
3,852	Entergy Corp.	264,440
14,956	Exelon Corp.	794,762
5,251	FirstEnergy Corp.	257,246
6,212	FPL Group, Inc.	258,171
1,550	Pinnacle West Capital Corp.	64,092
5,616	PPL Corp.	165,110
4,078	Progress Energy, Inc.	179,106
13,384	Southern Co.	462,149

		3,206,847

Electrical Equipment — 0.4%
2,932	American Power Conversion Corp.	64,504
1,394	Cooper Inds. Ltd. — Class A	101,762
7,195	Emerson Electric Co.	537,466
3,531	Rockwell Automation, Inc.	208,894

		912,626

Electronic Equipment and Instruments — 0.3%
9,869	Agilent Technologies, Inc.*	328,539
2,956	Jabil Circuit, Inc.*	109,638
2,894	Molex, Inc.	75,099
9,102	Sanmina-SCI Corp.*	38,775
24,921	Solectron Corp.*	91,211
3,432	Symbol Technologies, Inc.	43,998
1,335	Tektronix, Inc.	37,660

		724,920

Energy Equipment and Services — 1.7%
7,888	B.J. Svcs. Co.	289,253
5,815	Baker Hughes, Inc.	353,436
9,595	Halliburton Co.	594,506
3,160	Nabors Inds., Inc.*	239,370
3,000	National-Oilwell Varco, Inc.*	188,100
3,207	Noble Corp.	226,222
2,114	Rowan Cos., Inc.	75,343
10,779	Schlumberger Ltd.	1,047,180
6,670	Transocean, Inc.*	464,832
5,600	Weatherford Int’l. Ltd.*	202,720

		3,680,962

Food and Staples Retailing — 2.4%
6,087	Albertson’s, Inc.	129,957
7,957	Costco Wholesale Corp.	393,633
17,192	CVS Corp.	454,213
16,796	Kroger Co.*	317,108
7,770	Safeway, Inc.	183,838
2,000	Supervalu, Inc.	64,960
10,594	Sysco Corp.	328,944
53,782	Wal-Mart Stores, Inc.	2,516,998
18,480	Walgreen Co.	817,925

		5,207,576

See notes to financial statements.

THE GUARDIAN VC ASSET ALLOCATION FUND	25

■	The Guardian VC 500 Index Fund

Schedule of Investments (Continued)

December 31, 2005

Shares		Value

Food Products — 1.1%
11,388	Archer-Daniels-Midland Co.	$280,828
7,064	Campbell Soup Co.	210,295
8,985	ConAgra Foods, Inc.	182,216
6,325	General Mills, Inc.	311,949
5,712	H.J. Heinz Co.	192,609
5,575	Hershey Co. (The)	308,019
6,792	Kellogg Co.	293,550
2,128	McCormick & Co., Inc.	65,798
12,896	Sara Lee Corp.	243,734
4,500	Tyson Foods, Inc. — Class A	76,950
4,322	W.M. Wrigley Jr. Co.	287,370

		2,453,318

Gas Utilities — 0.0%
938	NICOR, Inc.	36,873
605	Peoples Energy Corp.	21,217

		58,090

Health Care Equipment and Supplies — 2.1%
806	Bausch & Lomb, Inc.	54,727
12,386	Baxter Int’l., Inc.	466,333
4,439	Becton Dickinson & Co., Inc.	266,695
3,938	Biomet, Inc.	144,013
15,375	Boston Scientific Corp.*	376,534
1,891	C.R. Bard, Inc.	124,655
1,900	Fisher Scientific Int’l., Inc.*	117,534
6,515	Guidant Corp.	421,846
2,597	Hospira, Inc.*	111,100
22,240	Medtronic, Inc.	1,280,357
723	Millipore Corp.*	47,747
1,870	PerkinElmer, Inc.	44,057
6,290	St. Jude Medical, Inc.*	315,758
8,212	Stryker Corp.	364,859
2,490	Thermo Electron Corp.*	75,024
1,962	Waters Corp.*	74,163
4,170	Zimmer Hldgs., Inc.*	281,225

		4,566,627

Health Care Providers and Services — 3.0%
5,246	Aetna, Inc.	494,750
4,226	AmerisourceBergen Corp.	174,956
7,468	Cardinal Health, Inc.	513,425
8,800	Caremark Rx, Inc.*	455,752
2,296	Cigna Corp.	256,463
3,150	Coventry Health Care, Inc.*	179,424
3,538	Express Scripts, Inc.*	296,484
8,330	HCA, Inc.	420,665
4,134	Health Management Assoc., Inc. — Class A	90,783
3,135	Humana, Inc.*	170,325
4,244	IMS Health, Inc.	105,760
2,400	Laboratory Corp. of America Hldgs.*	129,240
1,471	Manor Care, Inc.	58,502
5,159	McKesson Corp.	266,153
6,534	Medco Health Solutions, Inc.*	364,597
2,100	Patterson Cos., Inc.*	70,140
3,696	Quest Diagnostics, Inc.	190,270
7,310	Tenet Healthcare Corp.*	55,995
23,300	UnitedHealth Group, Inc.	1,447,862
11,306	WellPoint, Inc.*	902,106

		6,643,652

Hotels, Restaurants and Leisure — 1.5%
10,827	Carnival Corp.	578,920
2,562	Darden Restaurants, Inc.	99,610

Shares		Value

3,771	Harrah’s Entertainment, Inc.	$268,835
5,624	Hilton Hotels Corp.	135,595
5,884	Int’l. Game Technology	181,109
3,616	Marriott Int’l., Inc. — Class A	242,163
21,961	McDonald’s Corp.	740,525
13,164	Starbucks Corp.*	395,052
4,298	Starwood Hotels & Resorts Worldwide, Inc.	274,470
1,730	Wendy’s Int’l., Inc.	95,600
5,173	Yum! Brands, Inc.	242,510

		3,254,389

Household Durables — 0.7%
1,205	Black & Decker Corp.	104,787
2,442	Centex Corp.	174,578
5,000	D.R. Horton, Inc.	178,650
2,245	Fortune Brands, Inc.	175,155
1,490	KB Home	108,263
2,928	Leggett & Platt, Inc.	67,227
1,900	Lennar Corp. — Class A	115,938
1,166	Maytag Corp.	21,944
5,096	Newell Rubbermaid, Inc.	121,183
4,860	Pulte Homes, Inc.	191,290
873	Snap-On, Inc.	32,790
1,281	Stanley Works	61,539
1,020	Whirlpool Corp.	85,435

		1,438,779

Household Products — 2.2%
3,445	Clorox Co.	195,986
9,118	Colgate-Palmolive Co.	500,122
8,429	Kimberly-Clark Corp.	502,790
63,162	Procter & Gamble Co.	3,655,817

		4,854,715

Independent Power Producers and Energy Traders — 0.6%
13,081	AES Corp.*	207,072
3,844	Constellation Energy Group, Inc.	221,414
16,879	Duke Energy Corp.	463,329
5,523	Dynegy, Inc. — Class A*	26,731
8,760	TXU Corp.	439,665

		1,358,211

Industrial Conglomerates — 4.2%
13,794	3M Co.	1,069,035
196,351	General Electric Co.	6,882,102
2,366	Textron, Inc.	182,135
38,378	Tyco Int’l. Ltd.	1,107,589

		9,240,861

Information Technology Services — 1.0%
2,300	Affiliated Computer Svcs., Inc. — Class A*	136,114
9,913	Automatic Data Processing, Inc.	454,908
3,266	Computer Sciences Corp.*	165,390
2,590	Convergys Corp.*	41,052
8,214	Electronic Data Systems Corp.	197,465
15,929	First Data Corp.	685,106
3,775	Fiserv, Inc.*	163,344
7,597	Paychex, Inc.	289,598
2,167	Sabre Hldgs. Corp. — Class A	52,246
4,833	Unisys Corp.*	28,176

		2,213,399

Insurance — 4.7%
6,224	ACE Ltd.	332,610
8,897	AFLAC, Inc.	412,999

See notes to financial statements.

26	THE GUARDIAN VC ASSET ALLOCATION FUND

■	The Guardian VC 500 Index Fund

Schedule of Investments (Continued)

December 31, 2005

Shares		Value

11,699	Allstate Corp.	$632,565
2,084	Ambac Financial Group, Inc.	160,593
48,603	American Int’l. Group, Inc.	3,316,183
5,608	Aon Corp.	201,608
3,268	Chubb Corp.	319,120
4,875	Cincinnati Financial Corp.	217,815
6,000	Genworth Financial, Inc. — Class A	207,480
5,690	Hartford Financial Svcs. Group, Inc.	488,714
4,110	Jefferson-Pilot Corp.	233,982
2,755	Lincoln Nat’l. Corp.	146,098
3,221	Loews Corp.	305,512
9,751	Marsh & McLennan Cos., Inc.	309,692
2,700	MBIA, Inc.	162,432
13,572	MetLife, Inc.	665,028
3,556	Progressive Corp.	415,270
9,477	Prudential Financial, Inc.	693,622
2,047	SAFECO Corp.	115,655
12,298	St. Paul Travelers Cos., Inc.	549,352
1,782	Torchmark Corp.	99,079
9,310	UnumProvident Corp.	211,802
2,356	XL Capital Ltd. — Class A	158,747

		10,355,958

Internet and Catalog Retail — 0.5%
5,800	Amazon.com, Inc*	273,470
20,334	eBay, Inc.*	879,446

		1,152,916

Internet Software and Services — 0.4%
24,076	Yahoo! Inc.*	943,298

Leisure Equipment and Products — 0.1%
1,348	Brunswick Corp.	54,810
4,363	Eastman Kodak Co.	102,094
2,589	Hasbro, Inc.	52,246
6,533	Mattel, Inc.	103,352

		312,502

Machinery — 1.5%
12,694	Caterpillar, Inc.	733,332
618	Cummins, Inc.	55,453
5,066	Danaher Corp.	282,582
3,966	Deere & Co.	270,124
7,032	Dover Corp.	284,726
2,646	Eaton Corp.	177,520
5,704	Illinois Tool Works, Inc.	501,895
5,794	Ingersoll-Rand Co. Ltd. — Class A	233,904
2,371	ITT Inds., Inc.	243,786
1,251	Navistar Int’l. Corp.*	35,804
3,049	PACCAR, Inc.	211,082
2,232	Pall Corp.	59,952
1,765	Parker-Hannifin Corp.	116,419

		3,206,579

Media — 3.2%
1,244	CCE Spinco, Inc.*	16,296
9,954	Clear Channel Comm., Inc.	313,053
39,788	Comcast Corp. — Class A*	1,032,897
1,257	Dow Jones & Co., Inc.	44,611
5,313	Gannett Co., Inc.	321,808
7,803	Interpublic Group Cos., Inc.*	75,299
1,544	Knight-Ridder, Inc.	97,735
6,524	McGraw-Hill Cos., Inc.	336,834
742	Meredith Corp.	38,836
3,273	New York Times Co. — Class A	86,571
44,800	News Corp. — Class A	696,640

Shares		Value

3,111	Omnicom Group, Inc.	$264,839
80,524	Time Warner, Inc.	1,404,339
6,418	Tribune Co.	194,209
5,466	Univision Comm., Inc. — Class A*	160,646
31,475	Viacom, Inc. — Class B*	1,026,085
37,816	Walt Disney Co.	906,450

		7,017,148

Metals and Mining — 0.8%
16,825	Alcoa, Inc.	497,515
1,206	Allegheny Technologies, Inc.	43,512
3,191	Freeport-McMoran Copper & Gold, Inc. —Class B	171,676
8,404	Newmont Mining Corp.	448,774
2,961	Nucor Corp.	197,558
1,548	Phelps Dodge Corp.	222,711
2,788	United States Steel Corp.	134,019

		1,715,765

Multiline Retail — 1.1%
1,734	Big Lots, Inc.*	20,825
1,262	Dillards, Inc. — Class A	31,323
6,584	Dollar General Corp.	125,557
2,592	Family Dollar Stores, Inc.	64,256
4,697	Federated Department Stores, Inc.	311,552
5,398	J.C. Penney Co., Inc.	300,129
5,713	Kohl’s Corp.*	277,652
4,040	Nordstrom, Inc.	151,096
1,811	Sears Hldgs. Corp.*	209,225
17,546	Target Corp.	964,503

		2,456,118

Multi–Utilities — 1.1%
2,715	Ameren Corp.	139,117
4,548	CenterPoint Energy, Inc.	58,442
7,452	CMS Energy Corp.*	108,129
3,764	Consolidated Edison, Inc.	174,386
6,657	Dominion Resources, Inc.	513,920
4,105	DTE Energy Co.	177,295
4,794	KeySpan Corp.	171,098
4,793	NiSource, Inc.	99,982
6,780	PG&E Corp.	251,674
5,184	Public Svc. Enterprise Group, Inc.	336,804
3,894	Sempra Energy	174,607
2,588	TECO Energy, Inc.	44,462
5,953	Xcel Energy, Inc.	109,892

		2,359,808

Office Electronics — 0.1%
20,891	Xerox Corp.*	306,053

Oil, Gas and Consumable Fuels — 7.4%
1,807	Amerada Hess Corp.	229,164
4,593	Anadarko Petroleum Corp.	435,187
5,496	Apache Corp.	376,586
6,900	Burlington Resources, Inc.	594,780
42,819	Chevron Corp.	2,430,835
26,558	ConocoPhillips	1,545,144
8,698	Devon Energy Corp.	543,973
10,590	El Paso Corp.	128,774
4,845	EOG Resources, Inc.	355,478
117,802	Exxon Mobil Corp.	6,616,938
3,023	Kerr-McGee Corp.	274,670
2,245	Kinder Morgan, Inc.	206,428
6,748	Marathon Oil Corp.	411,426
3,000	Murphy Oil Corp.	161,970

See notes to financial statements.

THE GUARDIAN VC ASSET ALLOCATION FUND	27

■	The Guardian VC 500 Index Fund

Schedule of Investments (Continued)

December 31, 2005

Shares		Value

7,729	Occidental Petroleum Corp.	$617,392
2,532	Sunoco, Inc.	198,458
11,200	Valero Energy Corp.	577,920
10,715	Williams Cos., Inc.	248,266
6,133	XTO Energy, Inc.	269,484

		16,222,873

Paper and Forest Products — 0.3%
8,205	Int’l. Paper Co.	275,770
1,564	Louisiana-Pacific Corp.	42,963
2,990	MeadWestvaco Corp.	83,810
5,010	Weyerhaeuser Co.	332,363

		734,906

Personal Products — 0.1%
1,303	Alberto-Culver Co.	59,612
7,896	Avon Products, Inc.	225,431

		285,043

Pharmaceuticals — 6.2%
28,789	Abbott Laboratories	1,135,150
2,263	Allergan, Inc.	244,314
33,837	Bristol-Myers Squibb Corp.	777,574
20,739	Eli Lilly & Co.	1,173,620
7,079	Forest Laboratories, Inc.*	287,974
60,954	Johnson & Johnson	3,663,335
3,645	King Pharmaceuticals, Inc.*	61,673
41,058	Merck & Co., Inc.	1,306,055
4,500	Mylan Laboratories, Inc.	89,820
139,503	Pfizer, Inc.	3,253,210
25,720	Schering-Plough Corp.	536,262
1,956	Watson Pharmaceuticals, Inc.*	63,590
23,669	Wyeth	1,090,431

		13,683,008

Real Estate — 0.8%
3,463	Apartment Investment & Management Co. — Class A	131,144
3,300	Archstone-Smith Trust	138,237
8,963	Equity Office Pptys. Trust	271,848
5,321	Equity Residential	208,158
3,362	Plum Creek Timber Co., Inc.	121,200
5,292	ProLogis	247,242
1,500	Public Storage, Inc.	101,580
4,402	Simon Ppty. Group, Inc.	337,325
1,600	Vornado Realty Trust	133,552

		1,690,286

Road and Rail — 0.7%
6,461	Burlington Northern Santa Fe	457,568
4,484	CSX Corp.	227,653
6,829	Norfolk Southern Corp.	306,144
5,442	Union Pacific Corp.	438,135

		1,429,500

Semiconductors and Semiconductor Equipment — 3.1%
7,502	Advanced Micro Devices, Inc.*	229,561
6,790	Altera Corp.*	125,819
6,027	Analog Devices, Inc.	216,189
29,509	Applied Materials, Inc.	529,391
4,503	Applied Micro Circuits Corp.*	11,573
5,096	Broadcom Corp. — Class A*	240,276
8,971	Freescale Semiconductor, Inc. — Class B*	225,800
112,153	Intel Corp.	2,799,339
3,328	KLA-Tencor Corp.	164,170
5,347	Linear Technology Corp.	192,866

Shares		Value

9,161	LSI Logic Corp.*	$73,288
5,529	Maxim Integrated Products, Inc.	200,371
10,828	Micron Technology, Inc.*	144,121
6,658	National Semiconductor Corp.	172,975
2,370	Novellus Systems, Inc.*	57,164
3,287	NVIDIA Corp.*	120,173
3,328	PMC-Sierra, Inc.*	25,659
3,377	Teradyne, Inc.*	49,203
31,480	Texas Instruments, Inc.	1,009,564
5,730	Xilinx, Inc.	144,453

		6,731,955

Software — 3.6%
9,354	Adobe Systems, Inc.	345,724
4,116	Autodesk, Inc.	176,782
3,606	BMC Software, Inc.*	73,887
2,616	Citrix Systems, Inc.*	75,288
9,555	Computer Associates Int’l., Inc.	269,355
5,622	Compuware Corp.*	50,429
6,400	Electronic Arts, Inc.*	334,784
3,165	Intuit, Inc.*	168,695
3,257	Mercury Interactive Corp.*	90,512
186,465	Microsoft Corp.	4,876,060
7,029	Novell, Inc.*	62,066
75,811	Oracle Corp.*	925,652
3,906	Parametric Technology Corp.*	23,827
9,147	Siebel Systems, Inc.	96,775
21,273	Symantec Corp.*	372,278

		7,942,114

Specialty Retail — 2.2%
4,700	AutoNation, Inc.*	102,131
1,474	AutoZone, Inc.*	135,239
5,064	Bed, Bath & Beyond, Inc.*	183,064
8,740	Best Buy Co., Inc.	380,015
3,140	Circuit City Stores, Inc.	70,933
40,030	Home Depot, Inc.	1,620,414
9,195	Limited Brands	205,508
15,184	Lowe’s Cos., Inc.	1,012,165
6,624	Office Depot, Inc.*	207,994
2,141	OfficeMax, Inc.	54,296
2,565	RadioShack Corp.	53,942
2,251	Sherwin-Williams Co.	102,240
11,790	Staples, Inc.	267,751
14,914	The Gap, Inc.	263,083
2,179	Tiffany & Co.	83,434
8,072	TJX Cos., Inc.	187,513

		4,929,722

Textiles, Apparel and Luxury Goods — 0.4%
6,400	Coach, Inc.*	213,376
1,927	Jones Apparel Group, Inc.	59,198
1,595	Liz Claiborne, Inc.	57,133
4,408	NIKE, Inc. — Class B	382,570
893	Reebok Int’l. Ltd.	51,999
1,636	V.F. Corp.	90,536

		854,812

Thrifts and Mortgage Finance — 1.6%
10,510	Countrywide Financial Corp.	359,337
13,087	Federal Home Loan Mortgage Corp.	855,235
17,913	Federal National Mortgage Assn.	874,334
5,106	Golden West Financial Corp.	336,996
1,536	MGIC Investment Corp.	101,100
9,300	Sovereign Bancorp, Inc.	201,066
18,321	Washington Mutual, Inc.	796,963

		3,525,031

See notes to financial statements.

28	THE GUARDIAN VC ASSET ALLOCATION FUND

■	The Guardian VC 500 Index Fund

Schedule of Investments (Continued)

December 31, 2005

Shares		Value

Tobacco — 1.5%
38,695	Altria Group, Inc.	$2,891,290
2,339	Reynolds American, Inc.	222,977
2,531	UST, Inc.	103,341

		3,217,608

Trading Companies and Distributors — 0.1%
2,192	W.W. Grainger, Inc.	155,851

Wireless Telecommunication Services — 0.8%
6,702	ALLTEL Corp.	422,896
54,817	Sprint Nextel Corp.	1,280,525

		1,703,421

	Total Common Stocks (Cost $183,096,630)	213,324,780

Principal Amount		Value
U.S. Government Securities — 0.2%
U.S. Treasury Bills — 0.2%
	U.S. Treasury Bills
$350,000	3.808% due 3/16/2006 (1)	$347,260
100,000	3.87% due 3/2/2006 (1)	99,355

	Total U.S. Government Securities (Cost $446,615)	446,615

Repurchase Agreement — 2.5%
$5,430,000	State Street Bank and Trust Co. repurchase agreement, dated 12/30/2005, maturity value of $5,432,486 at 4.12%, due 1/3/2006 (2) (Cost $5,430,000)	$5,430,000

Total Investments — 99.9% (Cost $188,973,245)		219,201,395
Cash, Receivables, and Other Assets Less Liabilities — 0.1%		327,284

Net Assets — 100%		$219,528,679

*	Non-income producing security.
(1)	The U.S. Treasury Bill is segregated as collateral to cover margin requirements on open futures contracts.
(2)	The repurchase agreement is fully collateralized by $5,515,000 in U.S. Government Agency, 5.50%, due 11/16/2015, with a value of $5,542,575.

Contracts	Description	Expiration	Unrealized Depreciation
Purchased Futures Contracts
17	S & P 500 Index	3/2006	$(47,898)

See notes to financial statements.

THE GUARDIAN VC ASSET ALLOCATION FUND	29

■	The Guardian VC 500 Index Fund

Statement of Assets and Liabilities

December 31, 2005

ASSETS
Investments, at market (cost $188,973,245)	$219,201,395
Cash	55,744
Dividends receivable	282,774
Receivable for fund shares sold	157,097
Interest receivable	1,243
Other assets	4,807

Total Assets	219,703,060

LIABILITIES
Accrued expenses	56,394
Payable for fund shares redeemed	48,447
Payable for variation margin	22,525
Due to GIS	47,015

Total Liabilities	174,381

Net Assets	$219,528,679

COMPONENTS OF NET ASSETS
Capital stock, at par	$24,065
Additional paid-in capital	321,528,134
Undistributed net investment income	98,844
Accumulated net realized loss on investments and futures contracts	(132,302,616)
Net unrealized appreciation of investments and futures contracts	30,180,252

Net Assets	$219,528,679

Shares Outstanding — $0.001 Par Value	24,065,361

Net Asset Value Per Share	$9.12

Statement of Operations

Year Ended

December 31, 2005

INVESTMENT INCOME
Dividends	$3,736,054
Interest	150,570

Total Income	3,886,624

Expenses:
Investment advisory fees — Note B	513,390
Custodian fees	116,389
Printing expense	43,614
Audit fees	23,675
Directors’ fees — Note B	20,965
Registration fees	20,298
Other	26,092

Total Expenses before reimbursement	764,423
Less: Expenses assumed by investment adviser — Note B	(189,427)

Net Expenses	574,996

Net Investment Income	3,311,628

REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS — NOTE C
Net realized loss on investments — Note A	(41,968)
Net realized gain on futures	188,454
Net change in unrealized appreciation of investments — Note C	6,251,445
Net change in unrealized appreciation of futures contracts	(133,919)

Net Realized and Unrealized Gain on Investments	6,264,012

NET INCREASE IN NET ASSETS FROM OPERATIONS	$9,575,640

See notes to financial statements.

30	THE GUARDIAN VC ASSET ALLOCATION FUND

■	The Guardian VC 500 Index Fund

Statements of Changes in Net Assets

	Year Ended December 31,
	2005	2004
INCREASE/(DECREASE) IN NET ASSETS
From Operations:
Net investment income	$3,311,628	$3,209,237
Net realized gain on investments and futures contracts	146,486	645,522
Net change in unrealized appreciation of investments and futures contracts	6,117,526	15,113,384

Net Increase in Net Assets Resulting from Operations	9,575,640	18,968,143

Dividends to Shareholders from:
Net investment income	(3,289,364)	(3,093,475)

From Capital Share Transactions:
Net increase in net assets from capital share transactions — Note E	10,424,376	16,118,416

Net Increase in Net Assets	16,710,652	31,993,084

NET ASSETS:

Beginning of year	202,818,027	170,824,943

End of year*	$219,528,679	$202,818,027

* Includes undistributed net investment income of:	$98,844	$98,026

See notes to financial statements.

THE GUARDIAN VC ASSET ALLOCATION FUND	31

■	The Guardian VC 500 Index Fund

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated:

	Year Ended December 31,
	2005	2004	2003	2002	2001
Net asset value, beginning of year	$8.86	$8.14	$6.44	$8.47	$9.72

Income from investment operations:
Net investment income	0.14	0.14	0.11	0.14	0.09
Net realized and unrealized gain/(loss) on investments	0.26	0.72	1.70	(2.03)	(1.25)

Net increase/(decrease) from investment operations	0.40	0.86	1.81	(1.89)	(1.16)

Dividends and distributions to shareholders from:
Net investment income	(0.14)	(0.14)	(0.11)	(0.14)	(0.09)
Net realized gain on investments	—	—	—	—	(0.00	)(a)

Total dividends and distributions	(0.14)	(0.14)	(0.11)	(0.14)	(0.09)

Net asset value, end of year	$9.12	$8.86	$8.14	$6.44	$8.47

Total return*	4.54%	10.59%	28.25%	(22.42)%	(11.92)%

Ratios/supplemental data:
Net assets, end of year (000’s omitted)	$219,529	$202,818	$170,825	$127,984	$366,544
Ratio of expenses to average net assets	0.28%	0.28%	0.28%	0.28%	0.28
Ratio of expenses, excluding waivers, to average net assets	0.37%	0.36%	0.40%	0.34%	0.33%
Ratio of net investment income to average net assets	1.61%	1.75%	1.51%	1.29%	1.14%
Portfolio turnover rate	2%	1%	12%	17%	1%

*	Total returns do not reflect the effects of charges deducted pursuant to the terms of GIAC’s variable contracts.
Inclusion of such charges would reduce the total returns for all periods shown.
(a)	Rounds to less than $0.01.

See notes to financial statements.

32	THE GUARDIAN VC ASSET ALLOCATION FUND

■	The Guardian VC 500 Index Fund

Notes to Financial Statements

December 31, 2005

Note A.	Organization and Accounting Policies

The Guardian VC 500 Index Fund (the Fund or GVC500F) is a series of The Guardian Variable Contract Funds, Inc. (GVCF). GVCF is incorporated in the state of Maryland and is a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended (1940 Act). The financial statements for the other remaining series of GVCF are presented in separate reports.

Shares of GVC500F are only sold to certain separate accounts of The Guardian Insurance & Annuity Company, Inc. (GIAC). GIAC is a wholly-owned subsidiary of The Guardian Life Insurance Company of America.

The preparation of financial statements in conformity with U.S. generally accepted accounting principles (GAAP) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income, gains (losses) and expenses during the reporting period. Actual results could differ from those estimates.

Significant accounting policies of the Fund are as follows:

Investments

Securities listed on national securities exchanges are valued at the last sale price on such exchanges, or if no sale occurred, at the mean of the closing bid and asked prices. Securities that are traded on the NASDAQ National Securities Market are valued at the NASDAQ Official Closing Price.

Pursuant to valuation procedures approved by the Board of Directors, certain debt securities may be valued each business day by an independent pricing service (Service). Debt securities for which quoted bid prices are readily available and representative of the bid side of the market, in the judgment of the Service, are valued at the bid price. Other debt securities that are valued by the Service are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions.

Other securities, including securities for which market quotations are not readily available (such as restricted securities, illiquid securities and foreign securities subject to a “significant event”) are valued at fair value as determined in good faith by or under the direction of GVCF’s Board of Directors. A “significant event” is an event that will affect the value of a portfolio security that occurs after the close of trading in the security’s primary trading market or exchange but before the Fund’s NAV is calculated.

Investing outside of the U.S. may involve certain considerations and risks not typically associated with domestic investments, including the possibility of political and economic unrest and different levels of governmental supervision and regulation of foreign securities markets.

Futures contracts are valued at the settlement prices established by the boards of trade or exchanges on which they are traded.

Repurchase agreements are carried at cost which approximates market value (see Note D). Short-term debt securities with maturities of 60 days or less are valued on an amortized cost basis which approximates market value.

Investment transactions are recorded on the date of purchase or sale. Security gains or losses are determined on an identified cost basis. Interest income, including amortization/accretion of premium/discount, is accrued daily. Dividend income is recorded on the ex-dividend date.

Foreign Currency Translation

GVC500F is permitted to buy international securities that are not U.S. dollar denominated. GVC500F’s books and records are maintained in U.S. dollars as follows:

(1)  The foreign currency market value of investment securities and other assets and liabilities stated in foreign currencies are translated into U.S. dollars at the current rate of exchange.

(2)  Security purchases and sales, income and expenses are translated at the rate of exchange prevailing on the respective dates of such transactions.

The resulting gains and losses are included in the Statement of Operations as follows:

Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Realized foreign exchange gains and losses, which result from changes in foreign exchange rates between the date on which GVC500F earns dividends and interest or pays foreign withholding taxes or other expenses and the date on which U.S. dollar equivalent amounts are actually received or paid, are included in net realized gains or losses on foreign currency related transactions. Realized foreign

THE GUARDIAN VC ASSET ALLOCATION FUND	33

■	The Guardian VC 500 Index Fund

Notes to Financial Statements (Continued)

December 31, 2005

exchange gains and losses which result from changes in foreign exchange rates between the trade and settlement dates on security and currency transactions are also included in net realized gains and losses on foreign currency related transactions. Net currency gains and losses from valuing other assets and liabilities denominated in foreign currency at the period end exchange rate are reflected in net change in unrealized appreciation or depreciation from translation of other assets and liabilities denominated in foreign currencies.

Forward Foreign Currency Contracts

GVC500F may enter into forward foreign currency contracts in connection with planned purchases or sales of securities, or to hedge against changes in currency exchange rates affecting the values of its investments that are denominated in a particular currency. A forward foreign currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward exchange rate. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. Fluctuations in the value of forward foreign currency contracts are recorded for book purposes as unrealized gains or losses from translation of other assets and liabilities denominated in foreign currencies by GVC500F. When forward contracts are closed, GVC500F will record realized gains or losses equal to the difference between the values of such forward contracts at the time each was opened and the values at the time each was closed. Such amounts are recorded in net realized gains or losses on foreign currency related transactions. GVC500F will not enter into a forward foreign currency contract if such contract would obligate it to deliver an amount of foreign currency in excess of the value of its portfolio securities or other assets denominated in that currency.

Futures Contracts

GVC500F may enter into financial futures contracts for the delayed delivery of securities, currency or contracts based on financial indices at a fixed price on a future date. In entering into such contracts, GVC500F is required to deposit either in cash or securities an amount equal to a certain percentage of the contract amount. Subsequent payments are made or received by GVC500F each day, depending on the daily fluctuations in the value of the underlying security, and are recorded for financial statement purposes as variation margins by GVC500F. The daily changes in the variation margin are recognized as unrealized gains or losses by GVC500F. GVC500F’s investments in financial futures contracts are designed to hedge against anticipated future changes in interest or exchange rates or securities prices. In addition, GVC500F may enter into financial futures contracts for non-hedging purposes. Should interest or exchange rates, securities prices or prices of futures contracts move unexpectedly, GVC500F may not achieve the anticipated benefits of the financial futures contracts and may realize a loss.

Dividend Distributions

Dividends from net investment income are declared and paid semi-annually for GVC500F. Net realized short-term and long-term capital gains for GVC500F will be distributed at least annually. All such dividends and distributions are credited in the form of additional shares of GVC500F at the net asset value on the ex-dividend date.

All dividends and distributions are recorded on the ex-dividend date. Such distributions are determined in conformity with federal income tax regulations. Differences between the recognition of income on an income tax basis and recognition of income based on GAAP may cause temporary overdistributions of net realized gains and net investment income on a GAAP basis.

The tax character of dividends paid to shareholders during the years ended December 31, 2005 and 2004 were as follows:

Ordinary Income
2005	$3,289,364
2004	3,093,475

As of December 31, 2005, the components of accumulated losses on a tax basis were as follows:

Undistributed Ordinary Income	Capital Loss Carryforward	Unrealized Appreciation
$98,844	$(127,360,502)	$25,238,138

Taxes

GVC500F has qualified and intends to remain qualified to be taxed as a “regulated investment company” under the provisions of the U.S. Internal Revenue Code (Code), and as such will not be subject to federal income tax on taxable income (including any realized capital gains) which is distributed in accordance with the provisions of the Code. Therefore, no federal income tax provision is required.

34	THE GUARDIAN VC ASSET ALLOCATION FUND

■	The Guardian VC 500 Index Fund

Notes to Financial Statements (Continued)

December 31, 2005

As of December 31, 2005, for federal income tax purposes, the Fund had capital losses carryforward as follows:

	Capital Loss Carryforward	Expiration Date
	$(598,814)	2009
	(114,272,919)	2010
	(11,938,809)	2011
	(549,960)	2013

Total	$(127,360,502)

Reclassification of Capital Accounts

The treatment for financial statement purposes of distributions made during the year from net investment income and net realized gains may differ from their ultimate treatment for federal income tax purposes. These differences primarily are caused by differences in the timing of the recognition of certain components of income or capital gains, and the recharacterization of foreign exchange gains or losses to either ordinary income or realized capital gains for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications would have no effect on net assets, results of operations, or net asset value per share of the Fund.

During the year ended December 31, 2005, the Fund reclassified amounts to paid-in capital from undistributed net investment income and accumulated net realized loss on investments and futures contracts. Increases/(decreases) to the various capital accounts were as follows:

Paid-In capital	Undistributed Net Investment Income	Accumulated Net Realized Loss on Investments and Futures Contracts
$—	$(21,446)	$21,446

Note B.	Investment Advisory Agreements and Payments to or from Related Parties

The Fund has an investment advisory agreement with Guardian Investor Services LLC (GIS), a wholly-owned subsidiary of GIAC. Fees for investment advisory are at an annual rate of 0.25% of the average daily net assets of the Fund. GIS voluntarily assumes a portion of the ordinary operating expenses (excluding interest expense associated with securities lending) that exceeds 0.28% of the average daily net assets of GVC500F. GIS subsidized 0.09% of the ordinary operating expenses of GVC500F or $189,427 for the year ended December 31, 2005.

The Guardian Fund Complex pays directors who are not “interested persons” (as defined in the 1940 Act) fees consisting of a $5,000 per meeting fee and an annual retainer of $30,500, allocated among all funds in the Guardian Fund Complex based on their relative average daily net assets. Board committee members also receive a fee of $2,000 per committee meeting, which also is allocated among all funds in the Guardian Fund Complex based on their relative average daily net assets. Additional compensation is paid to the Chairmen of the Nominating and Governance Committee and the Audit Committee, respectively. GIS pays compensation to certain directors who are interested persons. Certain officers and directors of the Fund are affiliated with GIS.

Note C.	Investment Transactions

Purchases and proceeds from sales of securities (excluding short-term securities) amounted to $15,542,414 and $4,119,960, respectively, during the year ended December 31, 2005.

The gross unrealized appreciation and depreciation of investments, on a tax basis, excluding foreign currency and futures at December 31, 2005 aggregated $50,161,386 and $24,923,248, respectively, resulting in net unrealized appreciation of $25,238,138. The cost of investments owned at December 31, 2005 for federal income tax purposes was $193,963,257.

Note D.	Repurchase Agreements

The collateral for repurchase agreements is either cash or fully negotiable U.S. government securities. Repurchase agreements are fully collateralized (including the interest earned thereon) and such collateral is marked-to-market daily while the agreements remain in force. If the value of the collateral falls below the value of the repurchase price plus accrued interest, GVC500F will require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults, GVC500F maintains the right to sell the collateral and may claim any resulting loss against the seller.

THE GUARDIAN VC ASSET ALLOCATION FUND	35

■	The Guardian VC 500 Index Fund

Notes to Financial Statements (Continued)

December 31, 2005

Note E.	Transactions in Capital Stock

There are 200,000,000 shares of $0.001 par value capital stock authorized for GVC500F. Transactions in capital stock were as follows:

	Year Ended December 31,		Year Ended December 31,
	2005	2004	2005	2004
	Shares		Amount
Shares sold	2,675,528	3,689,980	$23,714,164	$30,818,819
Shares issued in reinvestment of dividends	364,352	302,239	3,289,364	2,624,877
Shares repurchased	(1,878,337)	(2,077,724)	(16,579,152)	(17,325,280)

Net increase	1,161,543	1,914,495	$10,424,376	$16,118,416

Note F.	Line of Credit

A $100,000,000 line of credit available to GVC500F and other related Guardian Funds has been established with State Street Bank and Trust Company and Bank of Montreal. The rate of interest charged on any borrowing is based upon the prevailing Federal Funds rate at the time of the loan plus 0.50% calculated on a 360 day basis per annum. For the year ended December 31, 2005, none of the funds borrowed against this line of credit.

The funds are obligated to pay State Street Bank and Trust Company and Bank of Montreal a commitment fee computed at a rate of 0.08% per annum on the average daily unused portion of the revolving credit.

Note G.	Management Information (Unaudited)

The directors and officers of GVC500F are named below. Information about their principal occupations during the past five years and certain other affiliations is also provided. The business address of each director and officer is 7 Hanover Square, New York, New York 10004, unless otherwise noted. The “Guardian Fund Complex” referred to in this biographical information is composed of (1) The Park Avenue Portfolio (a series fund that issues its shares in thirteen series), (2) The Guardian Variable Contract Funds, Inc. (a series fund that issues its shares in seven series), (3) The Guardian Bond Fund, Inc., (4) The Guardian Cash Fund, Inc. and (5) GIAC Funds, Inc. (a series fund that issues its shares in three series).

Name, Address and Year of Birth	Position With Fund	Term of Office and Length of Time Served†	Principal Occupations During Past 5 Years	Number of Funds in the Guardian Fund Complex Overseen by Director	Other Directorships

Interested Directors*

Arthur V. Ferrara (1930)	Director	Since 1987	Retired. Director and former Chairman of the Board and Chief Executive Officer, The Guardian Life Insurance Company of America. Director (Trustee) of all of the mutual funds within the Guardian Fund Complex.	25	Director of various mutual funds sponsored by Gabelli Asset Management.

Leo R. Futia (1919)	Director	Since 1982	Retired. Director and former Chairman of the Board and Chief Executive Officer, The Guardian Life Insurance Company of America. Director (Trustee) of all of the mutual funds within the Guardian Fund Complex.	25	None.

*	“Interested” Director means one who is an “interested person” under the Investment Company Act of 1940 by virtue of a current or past position with Guardian Life, the indirect parent company of GIS, the investment adviser of certain Funds in the Guardian Fund Complex.
†	There is no set term of office for Directors and Officers. The table reflects the year from which each person has served as Director and/or Officer.

36	THE GUARDIAN VC ASSET ALLOCATION FUND

■	The Guardian VC 500 Index Fund

Notes to Financial Statements (Continued)

December 31, 2005

Name, Address and Year of Birth	Position with Fund	Term of Office and Length of Time Served†	Principal Occupations During Past 5 Years	Number of Funds in the Guardian Fund Complex Overseen by Director	Other Directorships

Dennis J. Manning 81 Graenest Ridge Road Wilton, Connecticut 06897 (1947)	Director	Since 2003	President and Chief Executive Officer, The Guardian Life Insurance Company of America since 1/03; President and Chief Operating Officer, 1/02 to 12/02; Executive Vice President and Chief Operating Officer, 1/01 to 12/01; Executive Vice President, Individual Markets and Group Pensions, 1/99 to 12/00. Director (Trustee) of all of the mutual funds within the Guardian Fund Complex.	25	Director of The Guardian Life Insurance Company of America and The Guardian Insurance & Annuity Company, Inc. Manager, Guardian Investor Services LLC and Park Avenue Securities LLC. Director of various Guardian Life subsidiaries.

Disinterested Directors

Kathleen C. Cuocolo (1952)	Director	Since 11/16/05	Principal, Cuocolo Associates (corporate governance and operations consulting firm), 2003 to present; Executive Vice President, State Street Corporation, prior thereto. Employed by State Street Corporation in various capacities since 1982. Director (Trustee) of all of the mutual funds within the Guardian Fund Complex.	25	Chairman, Board of Directors, Select Sector S&P Depository Receipts Series Trust (9 exchange traded funds), 1999 to present; Director, World Markets PLC (global performance and analytics company), 2002 to present; Director, The China Fund, Inc., 2001 to 2003; Board of Advisors, Venturi Aeration, Inc. (water remediation services), 2001 to present; Board of Advisors, Inter- Unity Group (systems optimization consulting firm), 2003 to present.

Frank J. Fabozzi, Ph.D. (1948)	Director	Since 1992	Adjunct Professor of Finance, School of Management — Yale University, 2/94 to present; Editor, Journal of Portfolio Management. Director (Trustee) of all of the mutual funds within the Guardian Fund Complex.	25	Director (Trustee) of various closed-end investment companies sponsored by BlackRock Financial Management. Director of BlackRock Funds (47 funds).

†	There is no set term of office for Directors and Officers. The table reflects the year from which each person has served as Director and/or Officer.

THE GUARDIAN VC ASSET ALLOCATION FUND	37

■	The Guardian VC 500 Index Fund

Notes to Financial Statements (Continued)

December 31, 2005

Name, Address and Year of Birth	Position with Fund	Term of Office and Length of Time Served†	Principal Occupations During Past 5 Years	Number of Funds in the Guardian Fund Complex Overseen by Director	Other Directorships

William N. Goetzmann, Ph.D. (1956)	Director	Since 11/16/05	Edwin J. Beinecke Professor of Finance and Management Studies, Yale School of Management, 7/94 to present; Director, International Center for Finance, Yale School of Management, 7/99 to present; Visiting professor, Harvard Business School, 7/05 to present. Director (Trustee) of all of the mutual funds within the Guardian Fund Complex.	25	Member of the Board of Directors of the Commonfund.

Anne M. Goggin, Esq. (1948)	Director	Since 2004	Attorney at law in private practice since 8/04; Partner, Edwards and Angell, LLP, 4/04 to 8/04; Chief Counsel, Metropolitan Life Insurance Company, 6/00 to 12/03; Senior Vice President and General Counsel, New England Life Insurance Company, 6/00 to 12/03; Chairman, President and Chief Executive Officer, MetLife Advisors LLC, 6/99 to 12/03; Chairman of the Board, Metropolitan Series Fund, 1/02 to 12/03; Chairman of the Board, New England Zenith Fund, 6/99 to 12/03. Director (Trustee) of all of the mutual funds within the Guardian Fund Complex.	25	None.

William W. Hewitt, Jr. (1928)	Director	Since 1989	Retired. Former Executive Vice President, Shearson Lehman Brothers, Inc. Director (Trustee) of all of the mutual funds within the Guardian Fund Complex.	25	None.

Sidney I. Lirtzman, Ph.D. 200 East 57th Street #10H New York, New York 10022 (1930)	Director	Since 1987	Emanuel Saxe Emeritus Professor of Management, Zicklin School of Business, Baruch College, City University of New York since 11/04; Emanuel Saxe Professor of Management 9/96 to 10/04; Dean from 10/95 to 9/02; Interim President 9/99 to 9/00. President, Fairfield Consulting Associates, Inc. Director (Trustee) of all of the mutual funds within the Guardian Fund Complex.	25	Director, since 6/01 Youthstream, Inc. Member, Advisory Board of Directors, New York City Independent Budget Office 5/98 to 5/01.

†	There is no set term of office for Directors and Officers. The table reflects the year from which each person has served as Director and/or Officer.

38	THE GUARDIAN VC ASSET ALLOCATION FUND

■	The Guardian VC 500 Index Fund

Notes to Financial Statements (Continued)

December 31, 2005

Name, Address and Year of Birth	Position with Fund	Term of Office and Length of Time Served†	Principal Occupations During Past 5 Years	Number of Funds in the Guardian Fund Complex Overseen by Director	Other Directorships

Steven J. Paggioli (1950)	Director	Since 11/16/05	Independent consultant on investment company matters since 7/01; Executive Vice President, Director and Principal of The Wadsworth Group (administration, consulting and executive search firm) prior thereto. Director (Trustee) of all of the mutual funds within the Guardian Fund Complex.	25	Trustee and Audit Committee Member, Managers Funds and Managers AMG Funds (36 portfolios), 6/90 to present; Trustee, Professionally Managed Portfolios (20 portfolios), 5/91 to present; Advisory Board Member, Sustainable Growth Advisers, L.P., 10/02 to present.

Robert G. Smith, Ph.D. 132 East 72nd Street, Apt. #1 New York, New York 10021 (1932)	Director	Since 1982	Chairman and Chief Executive Officer, Smith Affiliated Capital Corp. since 4/82. Director (Trustee) of all of the mutual funds within the Guardian Fund Complex.	25	Governor appointments as Director of New York Health Care Reform Act Charitable Organization and Nassau County Interim Finance Authority. Senior private member of the New York State Financial Control Board for New York City. Senior Director for the New York State Comptroller’s Investment Advisory Committee for State Pension Funds (Commonfund).

†	There is no set term of office for Directors and Officers. The table reflects the year from which each person has served as Director and/or Officer.

THE GUARDIAN VC ASSET ALLOCATION FUND	39

■	The Guardian VC 500 Index Fund

Notes to Financial Statements (Continued)

December 31, 2005

Name, Address and Year of Birth	Position with Fund	Term of Office and Length of Time Served†	Principal Occupations During Past 5 Years	Number of Funds in the Guardian Fund Complex for which Officer Serves

Officers

Joseph A. Caruso (1952)	Senior Vice President and Secretary	Since 1992	Director, The Guardian Life Insurance Company of America since 1/05; Senior Vice President and Corporate Secretary, The Guardian Life Insurance Company of America since 1/01; Vice President and Corporate Secretary prior thereto. Director, Senior Vice President and Secretary, The Guardian Insurance & Annuity Company, Inc. Manager, Senior Vice President and Corporate Secretary, Guardian Investor Services LLC. Director, Senior Vice President and Secretary, Park Avenue Life Insurance Company; Manager, Park Avenue Securities LLC; Senior Vice President and Secretary of Guardian Baillie Gifford Limited, and all of the mutual funds within the Guardian Fund Complex. Director and Officer of various Guardian Life subsidiaries.	25

Richard A. Cumiskey (1960)	Chief Compliance Officer	Since 2002	Second Vice President, Equity Administration and Oversight, The Guardian Life Insurance Company of America since 1/01; Assistant Vice President, Equity Administration and Oversight prior thereto. Senior Vice President and Chief Compliance Officer of The Guardian Insurance & Annuity Company, Inc. and Guardian Investor Services LLC since 4/04; Second Vice President and Compliance Officer prior thereto. Chief Compliance Officer of all of the mutual funds within the Guardian Fund Complex.	25

Manind V. Govil (1969)	Managing Director	Since 2005	Managing Director and Head of Equity Investments at The Guardian Life Insurance Company of America since 8/05; Lead Portfolio Manager - Large Cap Blend/Core Equity, Co-Head of Equities and Head of Equity Research at Mercantile Capital Advisers since 2001; Lead Portfolio Manager - Core Equity at Mercantile Capital Advisers prior thereto. Officer of various mutual funds within the Guardian Fund Complex.	23

Jonathan C. Jankus (1947)	Managing Director	Since 1999	Managing Director, The Guardian Life Insurance Company of America. Officer of various mutual funds within the Guardian Fund Complex.	20

†	There is no set term of office for Directors and Officers. The table reflects the year from which each person has served as Director and/or Officer.

40	THE GUARDIAN VC ASSET ALLOCATION FUND

■	The Guardian VC 500 Index Fund

Notes to Financial Statements (Continued)

December 31, 2005

Name, Address and Year of Birth	Position with Fund	Term of Office and Length of Time Served†	Principal Occupations During Past 5 Years	Number of Funds in the Guardian Fund Complex for which Officer Serves

Stewart M. Johnson (1952)	Senior Director	Since 2002	Senior Director, The Guardian Life Insurance Company of America since 1/02. Second Vice President from 12/00 to 1/02; Assistant Vice President prior thereto. Officer of various mutual funds within the Guardian Fund Complex.	20

Nydia Morrison (1958)	Controller	Since 2003	Director, Mutual Fund Reporting, The Guardian Life Insurance Company of America since 5/04; Manager prior thereto. Officer of all of the mutual funds within the Guardian Fund Complex.	25

Frank L. Pepe (1942)	Vice President and Treasurer	Since 1995	Vice President and Equity Controller, The Guardian Life Insurance Company of America. Senior Vice President and Controller, The Guardian Insurance & Annuity Company, Inc. since 4/04; Vice President and Controller prior thereto. Senior Vice President and Controller, Guardian Investor Services LLC. Vice President and Treasurer of all of the mutual funds within the Guardian Fund Complex.	25

Richard T. Potter, Jr. (1954)	Vice President and Counsel	Since 1992	Vice President and Equity Counsel, The Guardian Life Insurance Company of America. Senior Vice President and Counsel, The Guardian Insurance & Annuity Company, Inc. and Guardian Investor Services LLC since 4/04; Vice President and Counsel prior thereto. Vice President and Counsel of Park Avenue Securities LLC and all of the mutual funds within the Guardian Fund Complex.	25

Robert A. Reale (1960)	Managing Director	Since 2001	Managing Director, The Guardian Life Insurance Company of America, The Guardian Insurance & Annuity Company, Inc. and Guardian Investor Services LLC since 3/01; Second Vice President 10/99 to 2/01. Assistant Vice President, Metropolitan Life prior thereto. Officer of all of the mutual funds within the Guardian Fund Complex.	25

Thomas G. Sorell (1955)	President	Since 2003	Executive Vice President and Chief Investment Officer, The Guardian Life Insurance Company of America since 1/03; Senior Managing Director, Fixed Income Securities since 3/00; Vice President, Fixed Income Securities prior thereto. Managing Director, Investments: Park Avenue Life Insurance Company. President of all of the mutual funds within the Guardian Fund Complex.	25

†	There is no set term of office for Directors and Officers. The table reflects the year from which each person has served as Director and/or Officer.

THE GUARDIAN VC ASSET ALLOCATION FUND	41

■	The Guardian VC 500 Index Fund

Notes to Financial Statements (Continued)

December 31, 2005

Name, Address and Year of Birth	Position with Fund	Term of Office and Length of Time Served†	Principal Occupations During Past 5 Years	Number of Funds in the Guardian Fund Complex for which Officer Serves

Donald P. Sullivan, Jr. (1954)	Vice President	Since 1995	Vice President, Equity Administration, The Guardian Life Insurance Company of America. Vice President, The Guardian Insurance & Annuity Company, Inc. and Guardian Investor Services LLC. Officer of all of the mutual funds within the Guardian Fund Complex.	25

The Statement of Additional Information includes additional information about fund directors and is available upon request, without charge, by calling 1-800-221-3253 or by writing to Guardian Investor Services LLC at 7 Hanover Square, New York, New York 10004.

†	There is no set term of office for Directors and Officers. The table reflects the year from which each person has served as Director and/or Officer.

42	THE GUARDIAN VC ASSET ALLOCATION FUND

■	The Guardian VC 500 Index Fund

Report of Ernst & Young LLP

Independent Registered Public Accounting Firm

Board of Directors of The Guardian Variable Contract Funds, Inc. and Shareholders of The Guardian VC 500 Index Fund (the Fund)

We have audited the accompanying statement of assets and liabilities of The Guardian VC 500 Index Fund (one of the series constituting The Guardian Variable Contract Funds, Inc.), including the schedule of investments, as of December 31, 2005, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2005, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Guardian VC 500 Index Fund, a series of The Guardian Variable Contract Funds, Inc., at December 31, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

February 8, 2006

THE GUARDIAN VC ASSET ALLOCATION FUND	43

■ The Guardian VC High Yield Bond Fund	Annual Report To Contractowners

Leslie Barbi, Portfolio Manager

Objective:

Seeks current income. Capital appreciation is a secondary objective

Portfolio:

At least 80% is invested in corporate bonds and other debt securities that, at the time of purchase, are rated below investment grade or are unrated

Inception Date:

September 13, 1999

Net Assets at December 31, 2005:

$63,890,110

An Update from Fund Management

The Fund had a total return of 3.30% for the year ended December 31, 2005, while the Fund’s benchmark, the Lehman Brothers Corporate High Yield Bond Index, returned 2.74% in 2005.

Market Overview

During 2005, the economy grew at a very solid pace, as a robust housing market and job growth continued to support consumption. The first three quarters of 2005 exhibited an above-trend GDP growth rate of 3.8% and economists expect the fourth quarter of 2005 to come in at 3.2%. Coming into 2005, market observers had expected increased investment by the business sector to replace consumer spending as the economy’s growth engine. This did not materialize. In fact, consumers increased their role in the economy as the boom in the housing sector enabled many to increase their spending by tapping into their homes’ increased value through mortgage refinancings and cash takeouts. The damage caused by Hurricanes Katrina and Rita devastated specific regions and regional economies, but it did not appear to have inflicted lasting damage on the overall national economy. Employment continued to grow at a strong pace and the unemployment rate dropped to 4.9% by the end of 2005 relative to a pre-hurricane peak of 5.4% earlier in the year.

Good demand plus high energy prices and rising input costs caused some inflation concerns at different points in the year, which kept the Federal Reserve Board (the “Fed”) on the tightening path raising the target Fed Funds target rate by 0.25% at every Federal Open Market Committee’s (FOMC) meeting, for a cumulative increase in 2005 of two full percentage points to end the year at 4.25%. The Fed hikes, plus fairly stable longer term rates, which Federal Reserve Chairman Greenspan labeled a “conundrum” early in the year, led to a much flatter Treasury yield curve. At year end, the two-year Treasury yield of 4.41% was just above the yield on the 10-year Treasury yield of 4.39% so the curve was slightly “inverted.” Flat and inverted yield curves generally put pressure on spread product and riskier asset classes since they reduce investment incentives relative to short term “risk-free” rates, and they more typically occur in advance of economic slowdowns. The current flat yield curve is not necessarily seen as an economic forecast this time around. The more stable yields in the long end of the Treasury curve were attributed to strong buying by overseas central banks and investors as countries such as China needed to reinvest a good portion of their trade surpluses into U.S. securities. In addition, longer maturity securities also lost much of their risk premium as investors recognized the Fed’s vigilance and success in battling inflation and as a result, required lower yield premiums in light of the reduced risk of a major inflation episode. Energy costs for oil, gasoline and natural gas stayed at high levels but thus far have not resulted in broadly higher product prices.

In terms of high yield market conditions, spreads began the year at tight levels, credit quality remained strong, but risks increased. Yield spreads began 2005 at levels that were tight on a

About information in this report:

•	It is important to consider the Fund’s investment objectives, risks, fees and expenses before investing. All funds involve some risk, including possible loss of the principal amount invested. Investing in bond funds exposes you to the general risk of investing in the debt markets. Duration is a measure of bond price sensitivity to a given change in interest rates. Generally, the higher a bond’s duration, the greater its price sensitivity to a given change in interest rates. Bond funds are subject to interest rate risk. When interest rates rise, bond prices generally fall, and when interest rates fall, bond prices generally rise. Currently, interest rates are at historically low levels. Please keep in mind that in this kind of environment, the risk that bond prices may fall when interest rates rise is potentially greater. Investing in high yield bonds involves special risks because investments in lower rated and unrated debt securities are subject to greater loss of principal and interest than higher rated securities.

•	The Lehman Brothers Corporate High Yield Index is generally considered to be representative of corporate high yield bond market activity. Index returns are provided for comparative purposes. Please note that the index is unmanaged and not available for direct investment and its returns do not reflect the fees and expenses that have been deducted from the Fund.

THE GUARDIAN VC HIGH YIELD BOND FUND	1

■ The Guardian VC High Yield Bond Fund	Annual Report To Contractowners

historical basis, with the OAS (option-adjusted spread) on the Lehman Brothers Corporate High Yield Index ending 2004, at just a 2.88% over Treasuries. These levels were somewhat justified after an extended period of deleveraging and liquidity improvement, but also reflected many investors’ “search for yield” in a generally low yield and tight spread environment. During 2005, credit quality remained fairly strong, however, companies shifted focus from debt reduction and liquidity enhancement to more shareholder-friendly and private equity investor-friendly moves, such as share buybacks, dividend deals, and merger and acquisition transactions. Additionally, the deterioration in the automotive sector impacted the high yield market. This led to some general risk aversion and fears that a “financial accident” was brewing as some players in structured credit took big hits as Ford and GM bonds fell substantially and simultaneously. Meanwhile, a bid for GM stock from Kirk Kerkorian particularly hurt some capital arbitrage players who lost on both sides of their long GM bonds and short GM stock trades. The pending large “fallen angel” supply and heightened risk aversion sent the spreads on the high yield market 1.67% wider from mid-March to mid-May. While the high yield market rebound started in mid-May, autos again roiled the markets in the fall as Delphi filed for bankruptcy on October 8th, which along with energy impacts from Hurricane Katrina disrupted the market enough to slow high yield issuance for a number of weeks. Soaring energy prices, especially right after Hurricane Katrina, raised the specter of a slowing economy as higher energy costs would weigh on discretionary spending from consumers, and increase costs for businesses. However, that view dissipated before October was over and high yield issuance returned in force. By year end, Ford, Ford Motor Credit, General Motors, and GMAC had all entered the high yield index, at the start of 2006 representing about 12% combined and bringing the automotive total to 14.3% of the overall market.

Overall earnings were better than had been expected at the beginning of the year, and stocks put in a moderate performance, with the S&P 500 Index up 4.91% on the year. New issuance was about 110 billion, down from about 158 billion the year before. However, like 2004, a higher than average portion of issuance was in CCC rated area (per JP Morgan Chase, more than 15% of issuance in 2004 and 2005 was CCC or Split B rated), and a higher than average portion of issuance was done to raise money for acquisition financing (per JP Morgan Chase, 32% of issuance in 2005, the highest since 1989, versus 12.9% to 15.5% in 2001 through 2003).

Strategy Overview

The Fund invests primarily in bonds rated below investment grade. Based on its long-term investment philosophy, the Fund makes individual bond investments by considering the underlying creditworthiness of an issuer, including industry factors, as a starting point. The investment decision also incorporates valuation and relative value of individual bonds, including assessment adequacy of risk premium over Treasuries, potential price appreciation and comparison of specific bond features. We avoided holdings in credits that went bankrupt, such as Collins & Aikman, Delphi, and Calpine. While we focus on avoiding credit problems, speculative grade bonds do carry higher credit risk than investment grade rated securities, so the Fund uses portfolio diversification to limit the impact from a negative event affecting an individual issuer’s bonds, and also to avoid excessive concentrations in any one industry. The Fund held less than a dozen credits with positions of 2% or higher of the net asset value of the Fund, with a very limited number of those at 3% or higher. Similarly, most industries made up less than 5% of the investments in the Fund, with only a handful of industries at higher levels. The highest industry weighting was 11.2% in electrics as of December 31, 2005.

In addition to security selection, the Fund used quality bias and industry selection to drive performance. High yield spreads began 2005 at levels that were tight on a historical basis. Despite good fundamentals, our view was that credit fundamentals had likely plateaued and that a number of risk factors were on the rise: we expected the Fed to continue to tighten, and event risk was higher with issuers shifting focus to more shareholder and private equity investor-friendly moves. Given what we felt were tight valuations, meaning spreads that did not adequately compensate for what we perceived as the risks, the Fund took a defensive posture in terms of quality and industry weighting. In 2005, the Fund maintained a higher average credit quality than the general high yield market, as represented by the Lehman Brothers High Yield Index. At year end, the portfolio average quality was low BB, versus high/mid single B for the general market. This higher quality bias served the Fund well, as higher quality high yield (BB and B rated securities) outperformed Treasuries. In 2005, the Lehman High Yield Index outperformed same duration Treasuries by 0.47%. Ba and B securities outperformed by 0.4% and 1.29%, respectively and Caa and Ca-D securities underperformed by 1.35% and 3.47%, respectively NR (not rated) securities outperformed by 9.78%, but only accounted for 1.2% of the Index).

2	THE GUARDIAN VC HIGH YIELD BOND FUND

■ The Guardian VC High Yield Bond Fund	Annual Report To Contractowners

A combination of outlook and analysis of industries and individual credits drove our industry allocation. A few highlights follow. Our relatively large weight in utilities actually was fairly defensive given our specific issuer selections and positions in the capital structure, and went hand in hand with our strategy to have lower weights in sectors where we thought the outlook was less favorable. For example, the Fund had lower than market average weightings in a number of sectors, each of which performed poorly in 2005; specifically automotive, paper and pharmaceutical, which underperformed by 13.49%, 6.99% and 3.08%, respectively. Of course, not all of our industry weightings added value to the portfolio. While we did have an overweight to wireless, which outperformed by 7.6%, we had an underweight to wirelines, which outperformed by 5.3%. We also did not have the foresight to overweight environmental, which outperformed by 6.10%.

The views expressed above are those of the Fund’s portfolio manager(s) as of December 31, 2005 and are subject to change without notice. They do not necessarily represent the views of Guardian Investor Services LLC. The views expressed herein are based on current market conditions and are not intended to predict or guarantee the future performance of any Fund, any individual security, any market or market segment. The composition of each Fund’s portfolio is subject to change. No recommendation is made with respect to any security discussed herein.

Top Ten Holdings  (As of 12/31/2005)

Company	Coupon	Maturity Date	Percentage of Total Net Assets
Targeted Return Index Secs. Tr.	7.362%	6/15/2015	3.60%
General Motors Acceptance Corp.	6.750%	12/1/2014	2.93%
Mission Energy Hldg.	13.500%	7/15/2008	2.53%
Nextel Comm., Inc.	7.375%	8/1/2015	2.48%
JC Penney Co., Inc.	7.950%	4/1/2017	2.14%
Sierra Pacific Resources	8.625%	3/15/2014	1.90%
Allegheny Energy Supply	7.800%	3/15/2011	1.89%
Williams Cos., Inc.	7.750%	6/15/2031	1.61%
Federative Republic of Brazil	9.250%	10/22/2010	1.47%
Equistar Chemicals LP	10.125%	9/1/2008	1.44%

Bond Quality  (As of 12/31/2005 and 6/30/2005)

Source: Standard and Poor’s Ratings Group

THE GUARDIAN VC HIGH YIELD BOND FUND	3

■ The Guardian VC High Yield Bond Fund	Annual Report To Contractowners

Average Annual Total Returns  (For periods ended 12/31/2005)

	1 Yr	5 Yrs	10 Yrs	Since Inception 9/13/1999
The Guardian VC High Yield Bond Fund	3.30%	6.90%	—	4.85%
Lehman Brothers Corporate High Yield Index	2.74%	8.85%	—	6.12%

All performance data quoted is historical and the results represent past performance and neither guarantee nor predict future investment results. To obtain performance data current to the most recent month (available within 7 business days of the most recent month end), please call us at (800) 221-3253 or visit our website at www.guardianinvestor.com. Current performance may be higher or lower than the performance quoted here. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost.

Total return figures are historical and assume the reinvestment of dividends and distributions and the deduction of all Fund expenses. The actual total returns for owners of variable annuity contracts or variable life insurance policies that provide for investment in the Fund will be lower to reflect separate account and contract/policy charges. The return figures shown do not reflect the deduction of taxes that a contractowner may pay on distributions or redemption of units.

Growth of a Hypothetical $10,000 Investment

To give you a comparison, the chart below shows the performance of a hypothetical $10,000 investment made in the Fund and the Lehman Brothers Corporate High Yield Index. Index returns do not include the fees and expenses of the Fund, but do include the reinvestment of dividends.

Fund Expenses

By investing in the Fund, you incur two types of costs: (1) transaction costs, including, as applicable, sales charges on purchase payments, reinvested dividends, or other distributions; redemption fees and exchange fees; and (2) ongoing costs, including, as applicable, management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other underlying funds.

The example is based on an investment of $1,000 invested on July 1, 2005 and held for six months ended December 31, 2005.

Actual Expenses

The first line in the table provides information about actual account values and actual expenses. You may use the information in this row, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

4	THE GUARDIAN VC HIGH YIELD BOND FUND

■ The Guardian VC High Yield Bond Fund	Annual Report To Contractowners

Hypothetical Example for Comparison Purposes

The second line in the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if transactional costs were included, your costs would have been higher.

	Beginning Account Value July 1, 2005	Ending Account Value December 31, 2005	Expenses Paid During Period*	Annualized Expense Ratio
Actual	$1,000.00	$1,022.00	$4.08	0.80%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.17	$4.08	0.80%

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 184/365 (to reflect the Fund’s most recent fiscal half-year).

THE GUARDIAN VC HIGH YIELD BOND FUND	5

■	The Guardian VC High Yield Bond Fund

Schedule of Investments

December 31, 2005

Principal Amount		Rating Moody’s/ S&P*	Value

Corporate Bonds — 88.6%
Aerospace and Defense — 2.0%
	Alliant Techsystems, Inc.
$335,000	Sr. Sub. Nt. 8.50% due 5/15/2011	B2/B	$351,750
	Comm. & Power Inds., Inc.
499,000	Sr. Sub. Nt. 8.00% due 2/1/2012	B3/B–	497,753
	L-3 Comms. Corp.
290,000	Sr. Sub. Nt. 6.125% due 7/15/2013	Ba3/BB+	287,825
150,000	Sr. Sub. Nt.† 6.375% due 10/15/2015	Ba3/BB+	149,625

			1,286,953

Automotive — 6.4%
	Ford Motor Credit Co.
620,000	Nt. 7.00% due 10/1/2013	Baa3/BB–	529,763
1,020,000	Sr. Nt. 7.25% due 10/25/2011	Baa3/BB–	881,133
	General Motors Acceptance Corp.
2,080,000	Nt. 6.75% due 12/1/2014	Ba1/BB	1,871,212
	Keystone Automotive Operations
580,000	Sr. Sub. Nt. 9.75% due 11/1/2013	Caa1/B–	501,700
	United Components, Inc.
280,000	Sr. Sub. Nt. 9.375% due 6/15/2013	B3/B	278,600

			4,062,408

Building Materials — 1.3%
	Norcraft Cos. Fin.
375,000	Sr. Sub. Nt. 9.00% due 11/1/2011	B3/B–	388,125
	Texas Inds., Inc.
430,000	Sr. Nt.† 7.25% due 7/15/2013	Ba3/BB–	446,125

			834,250

Chemicals — 5.1%
	Equistar Chemicals LP
845,000	Sr. Nt. 10.125% due 9/1/2008	B2/BB–	916,825
	Huntsman ICI Chemicals LLC
300,000	Sr. Sub. Nt. 10.125% due 7/1/2009	B3/B	309,750
	Huntsman Int’l. LLC
167,000	Sr. Nt. 9.875% due 3/1/2009	B2/B	176,185
	Koppers, Inc.
437,000	Sr. Nt. 9.875% due 10/15/2013	B2/B	474,145
	Lyondell Chemical Co.
278,000	Sr. Sub. Nt. 10.875% due 5/1/2009	B3/B	288,772
	Millennium America, Inc.
360,000	Sr. Nt. 9.25% due 6/15/2008	B1/BB–	388,350
	Nell AF SARL
525,000	Sr. Nt.† 8.375% due 8/15/2015	B2/B–	519,750
	Rhodia S.A.
150,000	Sr. Nt. 10.25% due 6/1/2010	B3/CCC+	164,250

			3,238,027

Principal Amount		Rating Moody’s/ S&P*	Value

Construction Machinery — 2.3%
	Nationsrent, Inc.
$300,000	Sr. Sub. Nt. 9.50% due 5/1/2015	Caa1/B–	$315,000
	NMHG Hldg. Co.
80,000	Sr. Nt. 10.00% due 5/15/2009	B3/B+	85,200
	Terex Corp.
155,000	Sr. Sub. Nt. 9.25% due 7/15/2011	Caa1/B	165,463
255,000	Sr. Sub. Nt. Ser. B 10.375% due 4/1/2011	Caa1/B	270,300
	United Rentals NA, Inc.
672,000	Sr. Sub. Nt. 7.75% due 11/15/2013	Caa1/B+	655,200

			1,491,163

Consumer Products — 2.2%
	Bombardier Recreational Products
214,000	Sr. Sub. Nt. 8.375% due 12/15/2013	B3/B	214,268
	Elizabeth Arden, Inc.
555,000	Sr. Sub. Nt. 7.75% due 1/15/2014	B2/B–	560,550
	Jafra Cosmetics
387,000	Sr. Sub. Nt. 10.75% due 5/15/2011	B3/B–	423,765
	Riddell Bell Hldgs., Inc.
252,000	Sr. Sub. Nt. 8.375% due 10/1/2012	B3/B–	233,730

			1,432,313

Electric — 11.1%
	Allegheny Energy Supply
1,110,000	Nt. 7.80% due 3/15/2011	Ba3/B	1,209,900
	Edison Mission Energy
280,000	Sr. Nt. 9.875% due 4/15/2011	B1/B+	326,550
	Mission Energy Hldg.
1,395,000	Sr. Sec. Nt. 13.50% due 7/15/2008	B2/CCC+	1,618,200
	Nevada Power Co.
368,000	Mtg. Nt. Ser. L 5.875% due 1/15/2015	Ba1/BB	365,174
	Sierra Pacific Resources
1,120,000	Sr. Nt. 8.625% due 3/15/2014	B1/B–	1,211,828
	Teco Energy, Inc.
145,000	Sr. Nt. 6.75% due 5/1/2015	Ba2/BB	150,075
840,000	Nt. 7.00% due 5/1/2012	Ba2/BB	882,000
	TXU Corp.
515,000	Sr. Nt. Ser. P 5.55% due 11/15/2014	Ba1/BB+	489,166
	UtiliCorp United, Inc.
840,000	Sr. Nt. 7.75% due 6/15/2011	B2/B–	858,900

			7,111,793

Energy — 4.0%
	Chaparral Energy, Inc.
170,000	Sr. Nt.† 8.50% due 12/1/2015	B3/B	175,950

See notes to financial statements.

6

■	The Guardian VC High Yield Bond Fund

Schedule of Investments (Continued)

December 31, 2005

Principal Amount		Rating Moody’s/ S&P*	Value

	Chesapeake Energy Corp.
$228,000	Sr. Nt. 6.375% due 6/15/2015	Ba2/BB	$228,000
294,000	Sr. Nt. 6.625% due 1/15/2016	Ba2/BB	297,675
	Dresser, Inc.
333,000	Sr. Nt. 9.375% due 4/15/2011	B2/B–	350,482
	Encore Acquisition Co.
450,000	Sr. Sub. Nt. 7.25% due 12/1/2017	B2/B	445,500
	Newpark Resources, Inc.
300,000	Sr. Sub. Nt. Ser. B 8.625% due 12/15/2007	B2/B	300,000
	Pride Int’l., Inc.
168,000	Sr. Nt. 7.375% due 7/15/2014	Ba2/BB–	180,180
	Western Oil Sands, Inc.
222,000	Sr. Sec. Nt. 8.375% due 5/1/2012	Ba2/BB+	249,473
	Whiting Petroleum Corp.
300,000	Sr. Sub. Nt.† 7.00% due 2/1/2014	B2/B–	300,750

			2,528,010

Entertainment — 0.8%
	Intrawest Corp.
504,000	Sr. Nt. 7.50% due 10/15/2013	B1/B+	510,300

Environmental — 0.4%
	Allied Waste NA, Inc.
250,000	Sr. Nt. 7.875% due 4/15/2013	B2/BB–	258,125

Food and Beverage — 2.7%
	American Seafood Group LLC
320,000	Sr. Sub. Nt. 10.125% due 4/15/2010	B3/B–	337,200
	ASG Consolidated LLC
420,000	Sr. Disc. Nt. (1) 0/11.50% due 11/1/2011	Caa1/B–	333,900
	Del Monte Corp.
441,000	Sr. Nt. 6.75% due 2/15/2015	B2/B	429,975
	Michael Foods, Inc.
580,000	Sr. Sub. Nt. 8.00% due 11/15/2013	B3/B–	594,500

			1,695,575

Gaming — 2.6%
	Boyd Gaming Corp.
510,000	Sr. Sub. Nt. 6.75% due 4/15/2014	B1/B+	506,175
	MGM MIRAGE, Inc.
425,000	Sr. Nt. 6.625% due 7/15/2015	Ba2/BB	423,938
340,000	Sr. Nt. 8.50% due 9/15/2010	Ba2/BB	368,475
	Station Casinos
340,000	Sr. Sub. Nt. 6.875% due 3/1/2016	Ba3/B+	347,650

			1,646,238

Principal Amount		Rating Moody’s/ S&P*	Value

Health Care — 6.4%
	Accellent, Inc.
$300,000	Sr. Nt.† 10.50% due 12/1/2013	Caa1/B–	$307,500
	Coventry Health Care, Inc.
441,000	Sr. Nt. 6.125% due 1/15/2015	Ba1/BBB–	452,025
	DaVita, Inc.
320,000	Sr. Sub. Nt.† 7.25% due 3/15/2015	B3/B	324,000
	Fisher Scientific Int’l., Inc.
600,000	Sr. Sub. Nt.† 6.125% due 7/1/2015	Ba2/BB+	600,000
	Fresenius Medical Care
310,000	Capital Tr. 7.875% due 6/15/2011	B1/BB–	330,150
	HCA, Inc.
735,000	Sr. Nt. 6.30% due 10/1/2012	Ba2/BB+	738,670
	Lifecare Hldgs., Inc.
300,000	Sr. Sub. Nt.† 9.25% due 8/15/2013	Caa1/CCC+	237,000
	National Nephrology Assocs., Inc.
368,000	Sr. Sub. Nt.† 9.00% due 11/1/2011	B1/B	407,560
	Triad Hospitals, Inc.
368,000	Sr. Sub. Nt. 7.00% due 11/15/2013	B3/B+	368,920
	Vanguard Health Hldg. Co. II
300,000	Sr. Sub. Nt. 9.00% due 10/1/2014	Caa1/CCC+	318,750

			4,084,575

Home Construction — 0.8%
	K. Hovnanian Enterprises, Inc.
300,000	Sr. Nt. 6.25% due 1/15/2016	Ba1/BB	278,348
221,000	Sr. Sub. Nt. 7.75% due 5/15/2013	Ba2/B+	218,152

			496,500

Industrial–Other — 0.4%
	Da Lite Screen Co., Inc.
167,000	Sr. Nt. 9.50% due 5/15/2011	B2/B–	175,350
	Stripes Acquisition/Susser Fin.
85,000	Sr. Nt.† 10.625% due 12/15/2013	B2/B	86,275

			261,625

Insurance — 0.5%
	UnumProvident Finance Co.
300,000	Sr. Nt.† 6.85% due 11/15/2015	Ba1/BB+	312,488

Lodging — 1.5%
	Host Marriott LP
675,000	Sr. Nt. Ser. O 6.375% due 3/15/2015	Ba2/BB–	673,313
	Royal Caribbean Cruises Ltd.
300,000	Sr. Nt. 6.875% due 12/1/2013	Ba1/BB+	317,742

			991,055

See notes to financial statements.

7

■	The Guardian VC High Yield Bond Fund

Schedule of Investments (Continued)

December 31, 2005

Principal Amount		Rating Moody’s/ S&P*	Value

Media–Cable — 3.4%
	Charter Comm. Hldgs. II
$912,000	Sr. Nt. 10.25% due 9/15/2010	Caa1/CCC–	$907,440
	Charter Comm. Operating LLC
278,000	Sr. Nt.† 8.00% due 4/30/2012	B2/B–	276,610
	CSC Hldgs., Inc.
315,000	Sr. Nt. Ser. B 7.625% due 4/1/2011	B2/B+	313,425
	Insight Comm., Inc.
368,000	Sr. Disc. Nt. (1) 0/12.25% due 2/15/2011	Caa1/CCC+	384,560
	Insight Midwest LP
278,000	Sr. Nt. 10.50% due 11/1/2010	B2/B	292,247

			2,174,282

Media–NonCable — 4.6%
	Allbritton Comm. Co.
125,000	Sr. Sub. Nt. 7.75% due 12/15/2012	B3/B–	125,625
	Dex Media East LLC
269,000	Sr. Sub. Nt. 12.125% due 11/15/2012	B1/B	314,730
	DirecTV Hldgs. Fin.
600,000	Sr. Nt. 6.375% due 6/15/2015	Ba2/BB–	586,500
109,000	Sr. Nt. 8.375% due 3/15/2013	Ba2/BB–	117,175
	EchoStar DBS Corp.
530,000	Sr. Nt. 6.375% due 10/1/2011	Ba3/BB–	510,125
	Houghton Mifflin Co.
382,000	Sr. Sub. Nt. 9.875% due 2/1/2013	Caa1/B–	408,262
	R.H. Donnelley Fin. Corp.
285,000	Sr. Sub. Nt.† 10.875% due 12/15/2012	B2/B+	321,338
	Radio One, Inc.
596,000	Sr. Nt. 6.375% due 2/15/2013	B2/B	578,865

			2,962,620

Metals and Mining — 3.1%
	Chaparral Steel Co.
340,000	Sr. Nt. 10.00% due 7/15/2013	B1/B	366,350
	Gibraltar Inds., Inc.
340,000	Sr. Sub. Nt.† 8.00% due 12/1/2015	Ba3/B+	342,550
	Massey Energy Co.
170,000	Sr. Nt.† 6.875% due 12/15/2013	B1/BB–	171,487
	Oregon Steel Mills, Inc.
735,000	1st Mtg. Nt. 10.00% due 7/15/2009	Ba3/B+	786,450
	Peabody Energy Corp.
280,000	Sr. Nt. Ser. B 6.875% due 3/15/2013	Ba3/BB–	291,200

			1,958,037

Natural Gas–Pipelines — 6.1%
	Atlas Pipeline Partners
170,000	Sr. Nt.† 8.125% due 12/15/2015	B1/B+	171,488

Principal Amount		Rating Moody’s/ S&P*	Value

	Colorado Interstate Gas Co.
$600,000	Sr. Nt.† 6.80% due 11/15/2015	B1/B	$613,065
	El Paso Natural Gas
600,000	Sr. Nt. Ser. A 7.625% due 8/1/2010	B1/B	630,948
	Holly Energy Partners LP
295,000	Sr. Nt. 6.25% due 3/1/2015	Ba3/B+	285,781
	Northwest Pipeline Corp.
126,000	Sr. Nt. 8.125% due 3/1/2010	Ba2/B+	133,560
	Semgroup LP
300,000	Sr. Nt.† 8.75% due 11/15/2015	B1/NR	306,750
	Southern Natural Gas Co.
377,000	Nt. 7.35% due 2/15/2031	B1/B	386,766
	Transcontinental Gas Pipeline Corp.
75,000	Nt. Ser. B 7.00% due 8/15/2011	Ba2/B+	78,281
	Williams Cos., Inc.
975,000	Sr. Nt. 7.75% due 6/15/2031	B1/B+	1,028,625
267,000	Sr. Nt. 8.125% due 3/15/2012	B1/B+	291,030

			3,926,294

Non Sovereign — 1.1%
	Gazprom OAO
600,000	Nt.† 9.625% due 3/1/2013	NR/BB	723,750

Noncaptive Consumer — 0.7%
	Dollar Financial Group, Inc.
416,000	Sr. Nt. 9.75% due 11/15/2011	B3/B	428,480

Packaging — 2.8%
	Ball Corp.
298,000	Sr. Nt. 6.875% due 12/15/2012	Ba2/BB	307,685
	Crown Americas
600,000	Sr. Nt.† 7.75% due 11/15/2015	B1/B	621,000
	Owens-Brockway Glass Container
306,000	Sr. Sec. Nt. 7.75% due 5/15/2011	B1/BB–	319,387
282,000	Sr. Sec. Nt. 8.875% due 2/15/2009	B1/BB–	294,338
	Silgan Hldgs., Inc.
222,000	Sr. Sub. Nt. 6.75% due 11/15/2013	B1/B+	220,890

			1,763,300

Paper and Forest Products — 1.4%
	Graphic Packaging Int’l., Inc.
764,000	Sr. Sub. Nt. 9.50% due 8/15/2013	B3/B–	729,620
	Millar Western Forest
222,000	Sr. Nt. 7.75% due 11/15/2013	B2/B+	165,390

			895,010

See notes to financial statements.

8

■	The Guardian VC High Yield Bond Fund

Schedule of Investments (Continued)

December 31, 2005

Principal Amount		Rating Moody’s/ S&P*	Value

Retailers — 2.6%
	J.C. Penney Co., Inc.
$1,176,000	Debt. 7.95% due 4/1/2017	Ba1/BB+	$1,365,971
	Rent-A-Center
320,000	Sr. Sub. Nt. Ser. B 7.50% due 5/1/2010	B1/BB–	305,600

			1,671,571

Services — 0.2%
	Williams Scotsman, Inc.
150,000	Sr. Nt. 8.50% due 10/1/2015	B3/B	155,250

Technology — 1.9%
	Iron Mountain, Inc.
750,000	Sr. Sub. Nt. 8.625% due 4/1/2013	Caa1/B	781,875
	Magnachip Semiconductor
450,000	Sr. Sec. Nt. 6.875% due 12/15/2011	Ba3/B+	442,125

			1,224,000

Textile — 1.3%
	Oxford Inds., Inc.
200,000	Sr. Nt. 8.875% due 6/1/2011	B2/B	203,750
	Russell Corp.
605,000	Sr. Nt. 9.25% due 5/1/2010	B2/B	613,319

			817,069

Transportation — 1.0%
	Hertz Corp.
170,000	Sr. Nt.† 8.875% due 1/1/2014	B1/B	173,188
	OMI Corp.
450,000	Sr. Nt. 7.625% due 12/1/2013	B1/B+	456,187

			629,375

Wireless Communications — 4.3%
	Centennial Cell Comm. Corp.
215,000	Sr. Nt. 10.125% due 6/15/2013	B3/CCC	233,812
	Inmarsat Fin. PLC
222,000	Sr. Nt. 7.625% due 6/30/2012	B1/B	228,938
	Nextel Comm., Inc.
1,500,000	Sr. Nt. Ser. D 7.375% due 8/1/2015	Baa2/A–	1,582,977
	Nextel Partners, Inc.
260,000	Sr. Nt. 8.125% due 7/1/2011	Ba3/BB–	277,875
	Rogers Wireless, Inc.
420,000	Sr. Sub. Nt. 8.00% due 12/15/2012	B2/B+	444,675

			2,768,277

Wireline Communications — 3.6%
	Citizens Comm. Co.
300,000	Sr. Nt. 9.25% due 5/15/2011	Ba3/BB+	330,750
	MCI, Inc.
285,000	Sr. Nt. (2) 7.688% due 5/1/2009	Ba3/B+	294,262

Principal Amount		Rating Moody’s/ S&P*	Value

	Qwest Corp.
$375,000	Sr. Nt.† 7.625% due 6/15/2015	Ba3/BB	$401,250
840,000	Sr. Nt. 7.875% due 9/1/2011	Ba3/BB	905,100
	U.S. West Comm.
336,000	Debt. 8.875% due 6/1/2031	Ba3/BB	351,120

			2,282,482

	Total Corporate Bonds (Cost $55,887,145)		56,621,195

Sovereign Debt Security — 1.5%
	Federative Republic of Brazil
$837,000	Nt. 9.25% due 10/22/2010 (Cost $858,700)	Ba3/BB–	$936,603

Indexed Security — 3.6%
	Targeted Return Index Secs. Tr.
$2,239,025	Ser. HY-2005-1†(2) 7.362% due 6/15/2015 (Cost $2,309,368)	B1/BB–	$2,300,598

Shares			Value
Warrant — 0.0%
170	XM Satellite Radio, Inc. exp. 3/15/2010 (Cost $34,340)		$7,650

Principal Amount		Value

Repurchase Agreement — 5.6%
$3,585,000	State Street Bank and Trust Co. repurchase agreement, dated 12/30/2005, maturity value of $3,586,641 at 4.12%, due 1/3/2006 (3) (Cost $3,585,000)	$3,585,000

Total Investments — 99.3% (Cost $62,674,553)		63,451,046
Cash, Receivables, and Other Assets Less Liabilities — 0.7%		439,064

Net Assets — 100%		$63,890,110

*	Unaudited.
†	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to certain qualified buyers. At 12/31/2005, the aggregate market value of these securities amounted to $10,290,097 representing 16.1% of net assets of which $9,302,987 have been deemed liquid pursuant to the Fund’s liquidity procedures approved by the Board of Directors.
(1)	Step-up bond.
(2)	Floating rate note. The rate shown is the rate in effect at 12/31/2005.
(3)	The repurchase agreement is fully collateralized by $3,640,000 in U.S. Government Agency, 5.50%, due 11/16/2015, with a value of $3,658,200.

Glossary:

NR — Not Rated.

See notes to financial statements.

9

■	The Guardian VC High Yield Bond Fund

Statement of Assets and Liabilities

December 31, 2005

ASSETS
Investments, at market (cost $62,674,553)	$63,451,046
Cash	702
Interest receivable	1,130,198
Receivable for fund shares sold	18,246
Other assets	1,516

Total Assets	64,601,708

LIABILITIES
Payable for securities purchased	642,146
Accrued expenses	36,693
Payable for fund shares redeemed	410
Due to GIS	32,349

Total Liabilities	711,598

Net Assets	$63,890,110

COMPONENTS OF NET ASSETS
Capital stock, at par	$7,670
Additional paid-in capital	68,746,191
Undistributed net investment income	11,563
Accumulated net realized loss on investments	(5,651,807)
Net unrealized appreciation of investments	776,493

Net Assets	$63,890,110

Shares Outstanding — $0.001 Par Value	7,669,555

Net Asset Value Per Share	$8.33

Statement of Operations

Year Ended

December 31, 2005

INVESTMENT INCOME
Interest	$4,522,661

Expenses:
Investment advisory fees — Note B	379,307
Custodian fees	59,672
Audit fees	29,529
Printing expense	23,622
Director’s fees — Note B	6,617
Other	8,948

Total Expenses	507,695

Net Investment Income	4,014,966

REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS — NOTE C
Net realized gain on investments — Note A	894,500
Net change in unrealized appreciation of investments — Note C	(2,815,587)

Net Realized and Unrealized Loss on Investments	(1,921,087)

NET INCREASE IN NET ASSETS FROM OPERATIONS	$2,093,879

See notes to financial statements.

10

■	The Guardian VC High Yield Bond Fund

Statements of Changes in Net Assets

	Year Ended December 31,
	2005	2004
INCREASE/(DECREASE) IN NET ASSETS
From Operations:
Net investment income	$4,014,966	$3,955,195
Net realized gain on investments	894,500	872,599
Net change in unrealized appreciation of investments	(2,815,587)	228,280

Net Increase in Net Assets Resulting from Operations	2,093,879	5,056,074

Dividends to Shareholders from:
Net investment income	(4,027,155)	(3,953,043)

From Capital Share Transactions:
Net increase in net assets from capital share transactions — Note G	2,483,833	7,812,748

Net Increase in Net Assets	550,557	8,915,779

NET ASSETS:

Beginning of year	63,339,553	54,423,774

End of year*	$63,890,110	$63,339,553

* Includes undistributed net investment income of:	$11,563	$23,752

See notes to financial statements.

11

■	The Guardian VC High Yield Bond Fund

Financial Highlights

Selected data for a share of capital stock outstanding throughout the year indicated:

	Year Ended December 31,
	2005	2004	2003	2002	2001
Net asset value, beginning of year	$8.60	$8.43	$7.61	$8.13	$8.61

Income from investment operations:
Net investment income	0.55	0.58	0.53	0.63	0.77
Net realized and unrealized gain/(loss) on investments	(0.27)	0.17	0.82	(0.53)	(0.47)

Net increase from investment operations	0.28	0.75	1.35	0.10	0.30

Dividends to shareholders from:
Net investment income	(0.55)	(0.58)	(0.53)	(0.62)	(0.78)

Net asset value, end of year	$8.33	$8.60	$8.43	$7.61	$8.13

Total return*	3.30%	9.22%	17.95%	1.29%	3.56%

Ratios/supplemental data:
Net assets, end of year (000’s omitted)	$63,890	$63,340	$54,424	$35,683	$32,210
Ratio of expenses to average net assets	0.80%	0.79%	0.81%	0.87%	0.90%
Ratio of net investment income to average net assets	6.35%	6.97%	7.17%	7.88%	8.96%
Portfolio turnover rate	88%	90%	165%	66%	140%

*	Total returns do not reflect the effects of charges deducted pursuant to the terms of GIAC’s variable contracts.
Inclusion of such charges would reduce the total returns for all periods shown.

See notes to financial statements.

12

■	The Guardian VC High Yield Bond Fund

Notes to Financial Statements

December 31, 2005

Note A.	Organization and Accounting Policies

The Guardian VC High Yield Bond Fund (the Fund or GVCHYBF) is a series of The Guardian Variable Contract Funds, Inc. (GVCF). GVCF is incorporated in the state of Maryland and is a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended (1940 Act). The financial statements for the other remaining series of GVCF are presented in separate reports.

Shares of GVCHYBF are only sold to certain separate accounts of The Guardian Insurance & Annuity Company, Inc. (GIAC). GIAC is a wholly-owned subsidiary of The Guardian Life Insurance Company of America.

The preparation of financial statements in conformity with U.S. generally accepted accounting principles (GAAP) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income, gains (losses) and expenses during the reporting period. Actual results could differ from those estimates.

Significant accounting policies of the Fund are as follows:

Investments

Pursuant to valuation procedures approved by the Board of Directors, certain debt securities may be valued each business day by an independent pricing service (Service). Debt securities for which quoted bid prices are readily available and representative of the bid side of the market, in the judgment of the Service, are valued at the bid price. Other debt securities that are valued by the Service are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions.

Other securities, including securities for which market quotations are not readily available (such as certain mortgage-backed securities, restricted securities, illiquid securities and foreign securities subject to a “significant event”) are valued at fair value as determined in good faith by or under the direction of the GVCF’s Board of Directors. A “significant event” is an event that will affect the value of a portfolio security that occurs after the close of trading in the security’s primary trading market or exchange but before the Fund’s NAV is calculated.

Investing outside of the U.S. may involve certain considerations and risks not typically associated with domestic investments, including the possibility of political and economic unrest and different levels of governmental supervision and regulation of foreign securities markets.

The Fund invests primarily in below investment grade securities (i.e. lower-quality debt), which are subject to certain risks. Lower-quality debt is considered to be speculative because it’s less certain that the issuer will be able to pay interest or repay the principal. These securities are generally more volatile and less liquid than investment grade debt. Lower quality debt securities can also be more sensitive to adverse economic conditions, including the issuer’s financial condition or stresses in its industry.

Futures contracts are valued at the settlement prices established by the boards of trade or exchanges on which they are traded.

Repurchase agreements are carried at cost which approximates market value (see Note D). Short-term debt securities with maturities of 60 days or less are valued on an amortized cost basis which approximates market value.

Investment transactions are recorded on the date of purchase or sale. Security gains or losses are determined on an identified cost basis. Interest income, including amortization/accretion of premium/discount, is accrued daily.

Foreign Currency Translation

GVCHYBF is permitted to buy international securities that are not U.S. dollar denominated. GVCHYBF’s books and records are maintained in U.S. dollars as follows:

(1)  The foreign currency market value of investment securities and other assets and liabilities stated in foreign currencies are translated into U.S. dollars at the current rate of exchange.

(2)  Security purchases and sales, income and expenses are translated at the rate of exchange prevailing on the respective dates of such transactions.

The resulting gains and losses are included in the Statement of Operations as follows:

Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Realized foreign exchange gains and losses, which result from changes in foreign exchange rates between the date on which GVCHYBF earns dividends and interest or

13

■	The Guardian VC High Yield Bond Fund

Notes to Financial Statements (Continued)

December 31, 2005

pays foreign withholding taxes or other expenses and the date on which U.S. dollar equivalent amounts are actually received or paid, are included in net realized gains or losses on foreign currency related transactions. Realized foreign exchange gains and losses which result from changes in foreign exchange rates between the trade and settlement dates on security and currency transactions are also included in net realized gains and losses on foreign currency related transactions. Net currency gains and losses from valuing other assets and liabilities denominated in foreign currency at the period end exchange rate are reflected in net change in unrealized appreciation or depreciation from translation of other assets and liabilities denominated in foreign currencies.

Forward Foreign Currency Contracts

GVCHYBF may enter into forward foreign currency contracts in connection with planned purchases or sales of securities, or to hedge against changes in currency exchange rates affecting the values of its investments that are denominated in a particular currency. A forward foreign currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward exchange rate. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. Fluctuations in the value of forward foreign currency contracts are recorded for book purposes as unrealized gains or losses from translation of other assets and liabilities denominated in foreign currencies by GVCHYBF. When forward contracts are closed, GVCHYBF will record realized gains or losses equal to the difference between the values of such forward contracts at the time each was opened and the values at the time each was closed. Such amounts are recorded in net realized gains or losses on foreign currency related transactions. GVCHYBF will not enter into a forward foreign currency contract if such contract would obligate it to deliver an amount of foreign currency in excess of the value of its portfolio securities or other assets denominated in that currency.

Futures Contracts

GVCHYBF may enter into financial futures contracts for the delayed delivery of securities, currency or contracts based on financial indices at a fixed price on a future date. In entering into such contracts, GVCHYBF is required to deposit either in cash or securities an amount equal to a certain percentage of the contract amount. Subsequent payments are made or received by GVCHYBF each day, depending on the daily fluctuations in the value of the underlying security, and are recorded for financial statement purposes as variation margins by GVCHYBF. The daily changes in the variation margin are recognized as unrealized gains or losses by GVCHYBF. GVCHYBF’s investments in financial futures contracts are designed to hedge against anticipated future changes in interest or exchange rates or securities prices. In addition, GVCHYBF may enter into financial futures contracts for non-hedging purposes. Should interest or exchange rates or securities prices or prices of futures contracts move unexpectedly, GVCHYBF may not achieve the anticipated benefits of the financial futures contracts and may realize a loss.

Dividend Distributions

Dividends from net investment income are declared and paid semi-annually for GVCHYBF. Net realized short-term and long-term capital gains for GVCHYBF will be distributed at least annually. All such dividends and distributions are credited in the form of additional shares of GVCHYBF at the net asset value on the ex-dividend date.

All dividends and distributions are recorded on the ex-dividend date. Such distributions are determined in conformity with federal income tax regulations. Differences between the recognition of income on an income tax basis and recognition of income based on GAAP may cause temporary overdistributions of net realized gains and net investment income on a GAAP basis.

The tax character of dividends paid to shareholders during the years ended December 31, 2005 and 2004 were as follows:

Ordinary Income
2005	$4,027,155
2004	3,953,043

As of December 31, 2005, the components of accumulated losses on a tax basis were as follows:

Undistributed Ordinary Income	Capital Loss Carryforward	Unrealized Appreciation
$11,563	$(5,628,214)	$752,900

Taxes

GVCHYBF has qualified and intends to remain qualified to be taxed as a “regulated investment company” under the provisions of the U.S. Internal Revenue Code (Code), and as such will not be subject to federal income tax on taxable income (including any realized capital gains) which is distributed in accordance with the provisions of the Code. Therefore, no federal income tax provision is required.

14

■	The Guardian VC High Yield Bond Fund

Notes to Financial Statements (Continued)

December 31, 2005

As of December 31, 2005, for federal income tax purposes, the Fund had capital losses carryforward as follows:

	Capital Loss Carryforward	Expiration Date
	$(2,742,200)	2009
	(2,886,014)	2010

Total	$(5,628,214)

Reclassification of Capital Accounts

The treatment for financial statement purposes of distributions made during the year from net investment income and net realized gains may differ from their ultimate treatment for federal income tax purposes. These differences primarily are caused by differences in the timing of the recognition of certain components of income or capital gains, for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications would have no effect on net assets, results of operations, or net asset value per share of the Fund.

Note B.	Investment Advisory Agreements and Payments to or from Related Parties

The Fund has an investment advisory agreement with Guardian Investor Services LLC (GIS), a wholly-owned subsidiary of GIAC. Fees for investment advisory are at an annual rate of 0.60% of the average daily net assets of the Fund.

The Guardian Fund Complex pays directors who are not “interested persons” (as defined in the 1940 Act) fees consisting of a $5,000 per meeting fee and an annual retainer of $30,500, allocated among all funds in the Guardian Fund Complex based on their relative average daily net assets. Board committee members also receive a fee of $2,000 per committee meeting, which also is allocated among all funds in the Guardian Fund Complex based on their relative average daily net assets. Additional compensation is paid to the Chairmen of the Nominating and Governance Committee and the Audit Committee, respectively. GIS pays compensation to certain directors who are interested persons. Certain officers and directors of the Fund are affiliated with GIS.

Note C.	Investment Transactions

Purchases and proceeds from sales of securities (excluding short-term securities) amounted to $53,961,822 and $51,456,892, respectively, during the year ended December 31, 2005.

The gross unrealized appreciation and depreciation of investments, on a tax basis, at December 31, 2005 aggregated $1,481,832 and $728,932, respectively, resulting in net unrealized appreciation of $752,900. The cost of investments owned at December 31, 2005 for federal income tax purposes was $62,698,146.

Note D.	Repurchase Agreements

The collateral for repurchase agreements is either cash or fully negotiable U.S. government securities. Repurchase agreements are fully collateralized (including the interest earned thereon) and such collateral is marked-to-market daily while the agreements remain in force. If the value of the collateral falls below the value of the repurchase price plus accrued interest, GVCHYBF will require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults, GVCHYBF maintains the right to sell the collateral and may claim any resulting loss against the seller.

Note E.	Reverse Repurchase Agreements

GVCHYBF may enter into reverse repurchase agreements with banks or third party broker-dealers to borrow short-term funds. Interest on the value of reverse repurchase agreements issued and outstanding is based upon competitive market rates at the time of issuance. At the time GVCHYBF enters into a reverse repurchase agreement, GVCHYBF establishes and segregates cash, U.S. government securities or liquid, unencumbered securities that are marked-to-market daily. The value of such segregated assets must be at least equal to the value of the repurchase obligation (principal plus accrued interest), as applicable. Reverse repurchase agreements involve the risk that the buyer of the securities sold by GVCHYBF may be unable to deliver the securities when GVCHYBF seeks to repurchase them.

Note F.	Dollar Roll Transactions

GVCHYBF may enter into dollar rolls (principally using TBA’s) in which GVCHYBF sells mortgage securities for delivery in the current month and simultaneously contracts to repurchase similar securities at an agreed-upon price on a fixed date. The securities repurchased will bear the same interest as those sold, but generally will be collateralized at the time of delivery by different pools of mortgages with different prepayment histories than those securities sold. During the period between the sale and repurchase, the Fund will not be entitled to receive interest and principal payments on the securities sold. Dollar roll transactions involve the risk that the buyer of the securities sold by GVCHYBF may be unable to deliver the securities when GVCHYBF seeks to repurchase them. GVCHYBF is compensated by the difference between the current sales price and the forward price for the future purchase (often referred to as the “drop”), as well as by the interest earned on the cash proceeds of the initial sale. Dollar rolls may increase fluctuations in GVCHYBF’s net asset value and may be viewed as a form of leverage.

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■	The Guardian VC High Yield Bond Fund

Notes to Financial Statements (Continued)

December 31, 2005

Note G.	Transactions in Capital Stock

There are 100,000,000 shares of $0.001 par value capital stock authorized for GVCHYBF. Transactions in capital stock were as follows:

	Year Ended December 31,		Year Ended December 31,
	2005	2004	2005	2004
	Shares		Amount
Shares sold	987,276	1,865,601	$8,446,844	$15,923,873
Shares issued in reinvestment of dividends	481,999	469,987	4,027,155	3,953,043
Shares repurchased	(1,168,801)	(1,425,887)	(9,990,166)	(12,064,168)

Net increase	300,474	909,701	$2,483,833	$7,812,748

Note H.	Line of Credit

A $100,000,000 line of credit available to GVCHYBF and other related Guardian Funds has been established with State Street Bank and Trust Company and Bank of Montreal. The rate of interest charged on any borrowing is based upon the prevailing Federal Funds rate at the time of the loan plus 0.50% calculated on a 360 day basis per annum. For the year ended December 31, 2005, none of the funds borrowed against this line of credit.

The funds are obligated to pay State Street Bank and Trust Company and Bank of Montreal a commitment fee computed at a rate of 0.08% per annum on the average daily unused portion of the revolving credit.

Note I.	Management Information (Unaudited)

The directors and officers of GVCHYBF are named below. Information about their principal occupations during the past five years and certain other affiliations is also provided. The business address of each director and officer is 7 Hanover Square, New York, New York 10004, unless otherwise noted. The “Guardian Fund Complex” referred to in this biographical information is composed of (1) The Park Avenue Portfolio (a series fund that issues its shares in thirteen series), (2) The Guardian Variable Contract Funds, Inc. (a series fund that issues its shares in seven series), (3) The Guardian Bond Fund, Inc., (4) The Guardian Cash Fund, Inc. and (5) GIAC Funds, Inc. (a series fund that issues its shares in three series).

Name, Address and Year of Birth	Position with Fund	Term of Office and Length of Time Served†	Principal Occupations During Past 5 Years	Number of Funds in the Guardian Fund Complex Overseen by Director	Other Directorships

Interested Directors*

Arthur V. Ferrara (1930)	Director	Since 1987	Retired. Director and former Chairman of the Board and Chief Executive Officer, The Guardian Life Insurance Company of America. Director (Trustee) of all of the mutual funds within the Guardian Fund Complex.	25	Director of various mutual funds sponsored by Gabelli Asset Management.

*	“Interested” Director means one who is an “interested person” under the Investment Company Act of 1940 by virtue of a current or past position with Guardian Life, the indirect parent company of GIS, the investment adviser of certain Funds in the Guardian Fund Complex.
†	There is no set term of office for Directors and Officers. The table reflects the year from which each person has served as Director and/or Officer.

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■	The Guardian VC High Yield Bond Fund

Notes to Financial Statements (Continued)

December 31, 2005

Name, Address and Year of Birth	Position with Fund	Term of Office and Length of Time Served†	Principal Occupations During Past 5 Years	Number of Funds in the Guardian Fund Complex Overseen by Director	Other Directorships

Leo R. Futia (1919)	Director	Since 1982	Retired. Director and former Chairman of the Board and Chief Executive Officer, The Guardian Life Insurance Company of America. Director (Trustee) of all of the mutual funds within the Guardian Fund Complex.	25	None.

Dennis J. Manning 81 Graenest Ridge Road Wilton, Connecticut 06897 (1947)	Director	Since 2003	President and Chief Executive Officer, The Guardian Life Insurance Company of America since 1/03; President and Chief Operating Officer, 1/02 to 12/02; Executive Vice President and Chief Operating Officer, 1/01 to 12/01; Executive Vice President, Individual Markets and Group Pensions, 1/99 to 12/00. Director (Trustee) of all of the mutual funds within the Guardian Fund Complex.	25	Director of The Guardian Life Insurance Company of America and The Guardian Insurance & Annuity Company, Inc. Manager, Guardian Investor Services LLC and Park Avenue Securities LLC. Director of various Guardian Life subsidiaries.

Disinterested Directors

Kathleen C. Cuocolo (1952)	Director	Since 11/16/05	Principal, Cuocolo Associates (corporate governance and operations consulting firm), 2003 to present; Executive Vice President, State Street Corporation, prior thereto. Employed by State Street Corporation in various capacities since 1982. Director (Trustee) of all of the mutual funds within the Guardian Fund Complex.	25	Chairman, Board of Directors, Select Sector S&P Depository Receipts Series Trust (9 exchange traded funds), 1999 to present; Director, World Markets PLC (global performance and analytics company), 2002 to present; Director, The China Fund, Inc., 2001 to 2003; Board of Advisors, Venturi Aeration, Inc. (water remediation services), 2001 to present; Board of Advisors, Inter- Unity Group (systems optimization consulting firm), 2003 to present.

†	There is no set term of office for Directors and Officers. The table reflects the year from which each person has served as Director and/or Officer.

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■	The Guardian VC High Yield Bond Fund

Notes to Financial Statements (Continued)

December 31, 2005

Name, Address and Year of Birth	Position with Fund	Term of Office and Length of Time Served†	Principal Occupations During Past 5 Years	Number of Funds in the Guardian Fund Complex Overseen by Director	Other Directorships

Frank J. Fabozzi, Ph.D. (1948)	Director	Since 1992	Adjunct Professor of Finance, School of Management — Yale University, 2/94 to present; Editor, Journal of Portfolio Management. Director (Trustee) of all of the mutual funds within the Guardian Fund Complex.	25	Director (Trustee) of various closed-end investment companies sponsored by BlackRock Financial Management. Director of BlackRock Funds (47 funds).

William N. Goetzmann, Ph.D. (1956)	Director	Since 11/16/05	Edwin J. Beinecke Professor of Finance and Management Studies, Yale School of Management, 7/94 to present; Director, International Center for Finance, Yale School of Management, 7/99 to present; Visiting professor, Harvard Business School, 7/05 to present. Director (Trustee) of all of the mutual funds within the Guardian Fund Complex.	25	Member of the Board of Directors of the Commonfund.

Anne M. Goggin, Esq. (1948)	Director	Since 2004	Attorney at law in private practice since 8/04; Partner, Edwards and Angell, LLP, 4/04 to 8/04; Chief Counsel, Metropolitan Life Insurance Company, 6/00 to 12/03; Senior Vice President and General Counsel, New England Life Insurance Company, 6/00 to 12/03; Chairman, President and Chief Executive Officer, MetLife Advisors LLC, 6/99 to 12/03; Chairman of the Board, Metropolitan Series Fund, 1/02 to 12/03; Chairman of the Board, New England Zenith Fund, 6/99 to 12/03. Director (Trustee) of all of the mutual funds within the Guardian Fund Complex.	25	None.

William W. Hewitt, Jr. (1928)	Director	Since 1989	Retired. Former Executive Vice President, Shearson Lehman Brothers, Inc. Director (Trustee) of all of the mutual funds within the Guardian Fund Complex.	25	None.

†	There is no set term of office for Directors and Officers. The table reflects the year from which each person has served as Director and/or Officer.

18

■	The Guardian VC High Yield Bond Fund

Notes to Financial Statements (Continued)

December 31, 2005

Name, Address and Year of Birth	Position with Fund	Term of Office and Length of Time Served†	Principal Occupations During Past 5 Years	Number of Funds in the Guardian Fund Complex Overseen by Director	Other Directorships

Sidney I. Lirtzman, Ph.D. 200 East 57th Street #10H New York, New York 10022 (1930)	Director	Since 1987	Emanuel Saxe Emeritus Professor of Management, Zicklin School of Business, Baruch College, City University of New York since 11/04; Emanuel Saxe Professor of Management 9/96 to 10/04; Dean from 10/95 to 9/02; Interim President 9/99 to 9/00. President, Fairfield Consulting Associates, Inc. Director (Trustee) of all of the mutual funds within the Guardian Fund Complex.	25	Director, since 6/01 Youthstream, Inc. Member, Advisory Board of Directors, New York City Independent Budget Office 5/98 to 5/01.

Steven J. Paggioli (1950)	Director	Since 11/16/05	Independent consultant on investment company matters since 7/01; Executive Vice President, Director and Principal of The Wadsworth Group (administration, consulting and executive search firm) prior thereto. Director (Trustee) of all of the mutual funds within the Guardian Fund Complex.	25	Trustee and Audit Committee Member, Managers Funds and Managers AMG Funds (36 portfolios), 6/90 to present; Trustee, Professionally Managed Portfolios (20 portfolios), 5/91 to present; Advisory Board Member, Sustainable Growth Advisers, L.P., 10/02 to present.

Robert G. Smith, Ph.D. 132 East 72nd Street, Apt. #1 New York, New York 10021 (1932)	Director	Since 1982	Chairman and Chief Executive Officer, Smith Affiliated Capital Corp. since 4/82. Director (Trustee) of all of the mutual funds within the Guardian Fund Complex.	25	Governor appointments as Director of New York Health Care Reform Act Charitable Organization and Nassau County Interim Finance Authority. Senior private member of the New York State Financial Control Board for New York City. Senior Director for the New York State Comptroller’s Investment Advisory Committee for State Pension Funds (Commonfund).

†	There is no set term of office for Directors and Officers. The table reflects the year from which each person has served as Director and/or Officer.

19

■	The Guardian VC High Yield Bond Fund

Notes to Financial Statements (Continued)

December 31, 2005

Name, Address and Year of Birth	Position with Fund	Term of Office and Length of Time Served†	Principal Occupations During Past 5 Years	Number of Funds in the Guardian Fund Complex for which Officer Serves

Officers

Joseph A. Caruso (1952)	Senior Vice President and Secretary	Since 1992	Director, The Guardian Life Insurance Company of America since 1/05; Senior Vice President and Corporate Secretary, The Guardian Life Insurance Company of America since 1/01; Vice President and Corporate Secretary prior thereto. Director, Senior Vice President and Secretary, The Guardian Insurance & Annuity Company, Inc. Manager, Senior Vice President and Corporate Secretary, Guardian Investor Services LLC. Director, Senior Vice President and Secretary, Park Avenue Life Insurance Company; Manager, Park Avenue Securities LLC; Senior Vice President and Secretary of Guardian Baillie Gifford Limited, and all of the mutual funds within the Guardian Fund Complex. Director and Officer of various Guardian Life subsidiaries.	25

Richard A. Cumiskey (1960)	Chief Compliance Officer	Since 2002	Second Vice President, Equity Administration and Oversight, The Guardian Life Insurance Company of America since 1/01; Assistant Vice President, Equity Administration and Oversight prior thereto. Senior Vice President and Chief Compliance Officer of The Guardian Insurance & Annuity Company, Inc. and Guardian Investor Services LLC since 4/04; Second Vice President and Compliance Officer prior thereto. Chief Compliance Officer of all of the mutual funds within the Guardian Fund Complex.	25

Manind V. Govil (1969)	Managing Director	Since 2005	Managing Director and Head of Equity Investments at The Guardian Life Insurance Company of America since 8/05; Lead Portfolio Manager - Large Cap Blend/Core Equity, Co-Head of Equities and Head of Equity Research at Mercantile Capital Advisers since 2001; Lead Portfolio Manager - Core Equity at Mercantile Capital Advisers prior thereto. Officer of various mutual funds within the Guardian Fund Complex.	23

Jonathan C. Jankus (1947)	Managing Director	Since 1999	Managing Director, The Guardian Life Insurance Company of America. Officer of various mutual funds within the Guardian Fund Complex.	20

Stewart M. Johnson (1952)	Senior Director	Since 2002	Senior Director, The Guardian Life Insurance Company of America since 1/02. Second Vice President from 12/00 to 1/02; Assistant Vice President prior thereto. Officer of various mutual funds within the Guardian Fund Complex.	20

†	There is no set term of office for Directors and Officers. The table reflects the year from which each person has served as Director and/or Officer.

20

■	The Guardian VC High Yield Bond Fund

Notes to Financial Statements (Continued)

December 31, 2005

Name, Address and Year of Birth	Position with Fund	Term of Office and Length of Time Served†	Principal Occupations During Past 5 Years	Number of Funds in the Guardian Fund Complex for which Officer Serves

Nydia Morrison (1958)	Controller	Since 2003	Director, Mutual Fund Reporting, The Guardian Life Insurance Company of America since 5/04; Manager prior thereto. Officer of all of the mutual funds within the Guardian Fund Complex.	25

Frank L. Pepe (1942)	Vice President and Treasurer	Since 1995	Vice President and Equity Controller, The Guardian Life Insurance Company of America. Senior Vice President and Controller, The Guardian Insurance & Annuity Company, Inc. since 4/04; Vice President and Controller prior thereto. Senior Vice President and Controller, Guardian Investor Services LLC. Vice President and Treasurer of all of the mutual funds within the Guardian Fund Complex.	25

Richard T. Potter, Jr. (1954)	Vice President and Counsel	Since 1992	Vice President and Equity Counsel, The Guardian Life Insurance Company of America. Senior Vice President and Counsel, The Guardian Insurance & Annuity Company, Inc. and Guardian Investor Services LLC since 4/04; Vice President and Counsel prior thereto. Vice President and Counsel of Park Avenue Securities LLC and all of the mutual funds within the Guardian Fund Complex.	25

Robert A. Reale (1960)	Managing Director	Since 2001	Managing Director, The Guardian Life Insurance Company of America, The Guardian Insurance & Annuity Company, Inc. and Guardian Investor Services LLC since 3/01; Second Vice President 10/99 to 2/01. Assistant Vice President, Metropolitan Life prior thereto. Officer of all of the mutual funds within the Guardian Fund Complex.	25

Thomas G. Sorell (1955)	President	Since 2003	Executive Vice President and Chief Investment Officer, The Guardian Life Insurance Company of America since 1/03; Senior Managing Director, Fixed Income Securities since 3/00; Vice President, Fixed Income Securities prior thereto. Managing Director, Investments: Park Avenue Life Insurance Company. President of all of the mutual funds within the Guardian Fund Complex.	25

†	There is no set term of office for Directors and Officers. The table reflects the year from which each person has served as Director and/or Officer.

21

■	The Guardian VC High Yield Bond Fund

Notes to Financial Statements (Continued)

December 31, 2005

Name, Address and Year of Birth	Position with Fund	Term of Office and Length of Time Served†	Principal Occupations During Past 5 Years	Number of Funds in the Guardian Fund Complex for which Officer Serves

Donald P. Sullivan, Jr. (1954)	Vice President	Since 1995	Vice President, Equity Administration, The Guardian Life Insurance Company of America. Vice President, The Guardian Insurance & Annuity Company, Inc. and Guardian Investor Services LLC. Officer of all of the mutual funds within the Guardian Fund Complex.	25

The Statement of Additional Information includes additional information about fund directors and is available upon request, without charge, by calling 1-800-221-3253 or by writing to Guardian Investor Services LLC at 7 Hanover Square, New York, New York 10004.

†	There is no set term of office for Directors and Officers. The table reflects the year from which each person has served as Director and/or Officer.

22

■	The Guardian VC High Yield Bond Fund

Report of Ernst & Young LLP,

Independent Registered Public Accounting Firm

Board of Directors of The Guardian Variable Contract Funds, Inc. and

Shareholders of The Guardian VC High Yield Bond Fund (the Fund)

We have audited the accompanying statement of assets and liabilities of The Guardian VC High Yield Bond Fund (one of the series constituting The Guardian Variable Contract Funds, Inc.), including the schedule of investments, as of December 31, 2005, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2005, by correspondence with the custodian and brokers.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Guardian VC High Yield Bond Fund, a series of The Guardian Variable Contract Funds, Inc., at December 31, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

February 8, 2006

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■	The Guardian VC High Yield Bond Fund

Board Approval of Investment Management Agreements (Unaudited)

The Boards of Directors of The Guardian Variable Contract Funds, Inc. (“GVCF”), GIAC Funds, Inc. (“GIAC”), The Guardian Bond Fund, Inc. (“GBF” and a “Fund”) and The Guardian Cash Fund, Inc. (“GCF” and a “Fund”) (together, the series of GVCF and GIAC, and GBF and GCF are referred to as the “Funds,”) approved the renewal of the management agreement for each Fund and, as applicable, the subadvisory agreement for each Fund on November 17, 2005. As a part of the renewal process, the Boards of Directors of GVCF, GIAC, GBF and GCF met independently of Fund management and of the interested Board Members to consider the renewal of: (1) the management agreement (“Management Agreement”) between each of the Funds and Guardian Investor Services LLC (“GIS”) or as applicable, Guardian Baillie Gifford Limited (“GBG” and together with GIS, each referred to as a “Manager”); (2) as applicable, the subadvisory agreements (each a “Subadvisory Agreement”) between GBG and Baillie Gifford Overseas Limited (“BGO”) and the subadvisory agreements between GIS and UBS Global Asset Management (Americas) Inc. (“UBS” and together with BGO, each referred to as a “Subadvisor”). (The Management Agreements and the Subadvisory Agreements are together referred to as the “Advisory Agreements.”) As part of the review process, the Independent Directors were represented by independent legal counsel. The Independent Directors reviewed comprehensive materials received from the Managers, Subadvisors and independent counsel in connection with contract review. The Independent Directors noted that each Board also received regular information throughout the year regarding performance and operating results of each Fund and that in evaluating the Advisory Agreements, they were taking into account their accumulated experience as Board members in working with the Managers on matters relating to the Funds.

In preparation for the review process, the Independent Directors met with independent legal counsel and discussed the type and nature of information to be provided and sent a formal request for information to Fund management. The Managers and Subadvisors provided extensive information to all Board members in response to the request. Among other information, the Independent Directors reviewed materials to assess the services provided by each Manager and Subadvisor, and, as applicable, information comparing the performance, advisory fees and expense ratios of each Fund to other mutual funds, information about the profitability from the Advisory Agreements to the Managers and to the Subadvisors, information about economies of scale and information about the other benefits to the Managers and Subadvisors and their affiliates resulting from their relationship with the Funds (“fall-out benefits”). The Independent Directors reviewed comparative performance and management fee and expense ratios of peer groups of funds selected by Morningstar, Inc. (“Morningstar”). The Independent Directors also received a memorandum from independent legal counsel advising them of their duties and responsibilities in connection with the review of the Advisory Agreements. In preparation for the November 17th meeting, the Independent Directors met on November 3, 2005, to review and discuss with independent legal counsel the information provided by Morningstar.

Based upon their review, the Independent Directors concluded that it was in the best interest of each Fund to renew each relevant Advisory Agreement and, accordingly, recommended to the full Board of each Fund the renewal of each applicable Advisory Agreement. In reaching this conclusion for each Fund, the Independent Directors did not identify any single factor or group of factors as all important or controlling and considered all factors together.

Management Agreements

Nature, Quality and Extent of Services. In reviewing the nature, quality and extent of services provided by the Managers, the Independent Directors considered the services provided by each Manager under the Management Agreements, including administrative services. The Independent Directors considered the experience and skills of senior management responsible for fund operations, the experience and skills of the personnel performing the functions under each Management Agreement and the resources made available to such personnel, the ability of the Managers to attract and retain high-quality personnel, and the organizational depth of the Managers. The Independent Directors concluded that appropriate resources were provided under each Management Agreement. The Independent Directors also considered the delegation of day-to-day portfolio management responsibility to UBS with respect to the Guardian UBS VC Large Cap Value Fund and the Guardian UBS VC Small Cap Value Fund and to BGO with respect to the Baillie Gifford International Growth Fund and the Baillie Gifford Emerging Markets Fund and the Managers’ ability to supervise the activities of the Subadvisors. The Independent Directors concluded each Manager’s supervisory program was satisfactory. The Independent Directors also considered the compliance program established by the Managers and the level of compliance attained by the Managers. Further, the Independent Directors considered that each Manager has had a long-term relationship with the Funds and has demonstrated its past and future commitment to support the Funds. The Independent Directors concluded that a long-term relationship with a capable, conscientious adviser was in the best interest of each Fund. Based upon all relevant factors, the Independent Directors concluded that the nature, quality and extent of the services provided by the Managers to each applicable Fund were satisfactory.

24

■	The Guardian VC High Yield Bond Fund

Board Approval of Investment Management Agreements (Unaudited) (Continued)

Investment Performance. The Independent Directors reviewed each Fund’s investment performance over short-term (one-year) and longer-term (three year, five year and ten year) periods, as applicable, and compared those returns to various agreed-upon performance measures, including market indices and peer groups. The Independent Directors received comparative performance information prepared by Morningstar. The Independent Directors also considered whether investment results were consistent with a Fund’s investment objective(s) and policies. For most Funds, the Independent Directors concluded that investment performance met acceptable levels of investment performance. For Funds that experienced underperformance, the Independent Directors reviewed the reasons for the underperformance and the remedial measures taken by the Manager to improve performance. The Independent Directors concluded that the Managers have in place an effective process to monitor performance and that reasonable steps had been implemented to address circumstances of underperformance where appropriate. Therefore, the Independent Directors concluded that it was in the best interests of the Funds to renew the Management Agreements and to continue to closely monitor performance with a particular emphasis on those Funds experiencing underperformance.

Fees and Expenses. The Independent Directors considered each Fund’s management fees and net expense ratios. The Independent Directors received information, based on data supplied by Morningstar, comparing each Fund’s management fee rates and total net expense ratio to advisory fees and total net expense ratios of the mutual funds in its peer group (as selected by Morningstar). The Independent Directors also received and considered information on fee waivers and/or reimbursements for each Fund compared to those of its peer group. The Independent Directors noted that a number of the Funds have received fee waivers for many years and that such fee waivers remained current through the time of the review process.

The Independent Directors also compared each Fund’s management fee rates to fees charged by the Manager for comparable mutual funds. For each Fund, the Independent Directors reviewed the fees charged by other advisors for mutual funds in the Fund’s peer group. GIS provided information on the advisory fees it charges its two institutional accounts and noted the information was not comparable with the Funds because the investment objectives and management style of the institutional accounts were very different than those of the Funds. GBG has no clients other than the Funds.

On the basis of all information provided, the Independent Directors concluded that the management fee schedules for each Fund were reasonable and appropriate in light of the nature, quality and extent of services provided by the Manager.

Profitability. The Independent Directors reviewed detailed information regarding revenues received by each Manager under each Management Agreement, including identification of the estimated direct and indirect costs of the Managers of providing those services to each Fund that are covered under the Management Agreements. The Independent Directors also received information regarding the enterprise-wide profitability of the Managers with respect to all fund services in totality.

For all Funds, based upon the profitability percentage provided, the Independent Directors concluded that the profitability to the applicable Manager from the management of each Fund was not unreasonable.

Economies of Scale. The Independent Directors considered whether there are economies of scale with respect to the management of each Fund and whether the Funds benefit from any such economies of scale through breakpoints in fees or otherwise. The Independent Directors noted that the Guardian UBS VC Small Cap Value Fund and the Guardian Cash Fund had management fee schedules that each contained one breakpoint. The Independent Directors also considered whether the effective management fee rate for each Fund under the Management Agreement is reasonable in relation to the asset size of such Fund. The Independent Directors noted GIS’s representation that it did not anticipate that the Funds would experience any significant economies in the near future, given their asset size. The Independent Directors concluded that, in light of the Funds’ current asset levels, the fee schedule for each Fund reflects an appropriate level of sharing of any economies of scale.

Other Benefits to Manager. The Independent Directors also considered the character and amount of other incidental benefits received by the Managers and their affiliates as a result of their relationship with the Funds. The Independent Directors noted the Managers’ representation that each has the ability to obtain proprietary research as a result of the Funds’ brokerage business that may be used for the benefit of the Funds and other clients of the Managers. The Independent Directors concluded that management fees for each Fund were reasonable in light of these fall-out benefits.

Specific Fund Findings

The Guardian VC High Yield Bond Fund

In determining to recommend renewal of the Fund’s Management Agreement, the Independent Directors concluded that investment performance was satisfactory, with performance during more recent periods falling within a reasonable range of the median of its peer group, and that the management fee rate was reasonable.

25

■	The Guardian VC High Yield Bond Fund

Board Approval of Investment Management Agreements (Unaudited) (Continued)

Overall Conclusions

Based upon all of the information considered and the conclusions reached, the Independent Directors determined that the terms of each Advisory Agreement continue to be fair and reasonable and that the continuation of each Advisory Agreement is in the best interests of each Fund.

26

■	The Guardian VC High Yield Bond Fund

Shareholder Voting Summary (Unaudited)

November 15, 2005

On November 15, 2005, a Special Shareholder Meeting of the Fund was held at which the eleven Directors, identified below, were elected (Proposal No. 1) and the sub-proposals in Proposal No. 2, as described in the Proxy Statement, were approved. The following is a report of the votes cast:

Proposal No. 1

Election of the Eleven Nominees for Director:

NOMINEE	FOR	WITHHELD	TOTAL
DIRECTORS
Kathleen C. Cuocolo	76,165,969.554	1,858,569.914	78,024,539.468
Frank J. Fabozzi	76,176,372.381	1,848,167.087	78,024,539.468
Arthur V. Ferrara	75,994,827.909	2,029,711.559	78,024,539.468
Leo R. Futia	75,817,210.074	2,207,329.394	78,024,539.468
William N. Goetzmann	76,164,019.071	1,860,520.397	78,024,539.468
Anne M. Goggin	76,112,215.256	1,912,324.212	78,024,539.468
William W. Hewitt	75,933,986.870	2,090,552.598	78,024,539.468
Sidney I. Lirtzman	75,898,936.066	2,125,603.402	78,024,539.468
Dennis H. Manning	76,179,952.757	1,844,586.711	78,024,539.468
Steven J. Paggioli	76,173,796.441	1,850,743.027	78,024,539.468
Robert G. Smith	75,972,333.669	2,052,205.799	78,024,539.468

Proposal No. 2

Approving an amendment to, or the elimination of, the Fund's fundamental investment restriction, as described in the Proxy Statement, with respect to the following:

SUB-PROPOSALS	FOR	AGAINST	ABSTAIN	TOTAL
2(a) Diversification of investments;	7,168,470.356	255,354.782	96,070.343	7,519,895.481
2(b) Borrowing;	7,188,337.885	235,487.253	96,070.343	7,519,895.481
2(c) Issuing senior securities;	7,159,428.801	264,396.337	96,070.343	7,519,895.481
2(d) Concentration of investments in the same industry;	7,178,440.123	245,385.015	96,070.343	7,519,895.481
2(e) Investments in real estate	7,184,378.867	239,446.271	96,070.343	7,519,895.481
2(h) Making loans, and	7,168,470.356	255,354.782	96,070.343	7,519,895.481
2(m) Pledging, mortgaging or hypothecating its assets.	7,168,470.356	255,354.782	96,070.343	7,519,895.481

27

■	The Guardian VC High Yield Bond Fund

Proxy Voting Policies and Procedures (Unaudited)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, as well as information regarding how the Fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2005, is available free of charge upon request by logging on to www.guardianinvestor.com or the Securities and Exchange Commission’s (SEC) website at www.sec.gov.

Form N-Q (Unaudited)

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each year on the Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov, and can be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-800-SEC-0330.

Code of Ethics (Unaudited)

The Fund has adopted a code of ethics for its Principal Executive Officer and Principal Financial Officers (the “Code”). The purpose of the Code is to promote, among other things: honest and ethical conduct, including the handling of conflicts of interest; full, fair, accurate, timely and understandable disclosure in reports and documents filed with the SEC; and compliance with applicable laws and regulations. A copy of the Code has been filed with the SEC on Form N-CSR and can be obtained on the SEC’s website at www.sec.gov.

Copies of all of the above can be obtained free of charge by calling 1-800-221-3253 or by writing to Guardian Investor Services LLC at 7 Hanover Square, New York, New York 10004.

28

■ The Guardian VC Low Duration Bond Fund	Annual Report To Contractowners

Howard W. Chin, Co-Portfolio Manager

Robert Crimmins, Co-Portfolio Manager

Objective:

Seeks a high level of current income, consistent with preservation of capital

Portfolio:

At least 80% in different kinds of investment grade bonds, such as corporate bonds, mortgage-backed and asset-backed securities, and obligations of the U.S. government and its agencies.

Inception Date:

August 28, 2003

Net Assets at December 31, 2005:

$27,378,006

An Update from Fund Management

The Fund had a total return of 1.25% for the year ended December 31, 2005, underperforming the Fund’s benchmark, the Lehman Brothers U. S. Government 1-3 Year Bond Index, which returned 1.73% during the same period. The average fund in the Lipper Short-Intermediate Investment Grade peer group returned 1.66% in 2005.

Market Overview

In contrast to 2004, interest rates in 2005 were remarkably well-behaved and experienced little in the way of surprises. Short maturity yields rose as the Federal Reserve Board (“the Fed”) continued its policy of predictably raising interest rates in consistent quarter-point increments. As a result, the interest rate market did not undergo any sharp dislocations. To the extent that there was a surprise in the marketplace, the stubbornness of longer maturity yields in the wake of continued rate increases surprised and confounded some investors. However, this “surprising” behavior became better understood as more data became available during the year.

Specifically, the yield curve flattened in 2005 as the difference between 2- and 10-year Treasuries narrowed steadily from 1.15% at the beginning of the year to finish at a spread of –0.02%, resulting in a condition known as an “inverted yield curve,” where short maturity rates exceed longer maturity ones. The primary contributor to the inversion was a substantial 1.34% increase in 2-year Treasury rates over the course of the year, finishing at 4.41%. The increase in 10-year yields was much more modest, up by only 0.18% to finish at 4.40%. The longer maturity portion of the curve also flattened as the yield difference between 10-year and 30-year maturities declined by 0.47% to end the year at 0.14%. In notable contrast to the yield increases seen for shorter maturity Treasuries, the yield on the 30-year bond actually decreased by 0.29% and finished at 4.54%. Not surprisingly, long maturity bonds performed best in the Treasury sector.

While an inverted yield curve is not a common occurrence — it last occurred in 2000 — the upward movement in short rates was largely expected by the market. The Federal Reserve telegraphed its intentions to tighten monetary policy by increasing interest rates at a “measured” pace, and this increased transparency removed considerable uncertainty from the marketplace. As a result, the Federal Funds rate was increased eight times during 2005 to finish the year at 4.25%, but each 0.25% increase was fully anticipated well in advance of the actual move by the Fed. There were no surprises here.

However, many investors were perplexed by the stubbornly low rates at the long end of the yield curve. Despite thirteen rates hikes by the Fed since mid-2004, long rates barely budged. In fact, as mentioned earlier, they fell. Federal Reserve Chairman Greenspan labeled it a “conundrum.” A good portion of the lower bond yields was attributed to strong buying by overseas central banks and investors as countries such as China needed to reinvest a good portion of their trade surpluses into U.S. securities. In addition, longer maturity securities also lost much of their risk premium as

About information in this report:

•	It is important to consider the Fund’s investment objectives, risks, fees and expenses before investing. All funds involve some risk, including possible loss of the principal amount invested. Investing in bond funds exposes you to the general risk of investing in the debt markets. Duration is a measure of bond price sensitivity to a given change in interest rates. Generally, the lower a bond’s duration, the greater its price sensitivity to a given change in interest rates. Bond funds are subject to interest rate risk. When interest rates rise, bond prices generally fall, and when interest rates fall, bond prices generally rise. Currently, interest rates are at historically low levels. Please keep in mind that in this kind of environment, the risk that bond prices may fall when interest rates rise is potentially greater.
•	Low duration bond funds may not be a suitable alternative to money market funds because, unlike money market funds, low duration bond funds do not seek to maintain a stable net asset value and, as a result, are a riskier asset class.
•	The Lehman Brothers U.S. Government 1-3 Year Bond Index is an unmanaged index that is generally considered to be representative of U.S. short duration bond market activity. Index returns are provided for comparative purposes. Please note that the index is unmanaged and not available for direct investment and their returns do not reflect the fees and expenses that have been deducted from the Fund.

THE GUARDIAN VC LOW DURATION BOND FUND	1

■ The Guardian VC Low Duration Bond Fund	Annual Report To Contractowners

investors recognized the Fed’s vigilance and success in battling inflation and as a result, required lower yield premiums in light of the reduced inflation risk. If anything, many investors believed the Fed was overestimating the risk of inflation. Inflation data released during 2005 indicated that inflation may have peaked in 2004 and was reliably trending downwards into the Fed’s comfort zone. Energy costs for oil, gasoline and natural gas remained persistently high but did not appear to result in higher product prices. Accordingly, investors grew more comfortable with owning longer maturity securities and the increased demand drove yields lower still.

Against this backdrop, the domestic economy was quite robust. The first three quarters of 2005 exhibited an above-trend growth rate of 3.8% and economists expect the fourth quarter to come in at 3.2%. Coming into 2005, market observers had expected increased investment by the business sector to replace consumer spending as the economy’s growth engine. This did not materialize. In fact, consumers increased their role in the economy as the boom in the housing sector enabled many to increase their spending by tapping into their homes’ increased value through mortgage refinancings and cash takeouts. The damage caused by Hurricanes Katrina and Rita devastated specific regions and their economies, but it did not appear to have inflicted lasting damage on the overall economy. Employment continued to grow at a strong pace and the unemployment rate dropped to 4.9% by the end of 2005 relative to a pre-hurricane peak of 5.4% earlier in the year.

Overall, the fixed income market put in a mixed performance in 2005. Treasuries returned 2.79% as measured by the Lehman Brothers Treasury Index, but unlike 2004 where each segment of the investment grade bond market outperformed Treasuries, there were clear winners and losers in 2005. Notably, two portions of the securitized bond market — asset-backed securities (ABS)1 and commercial mortgage-backed securities (CMBS)1 — returned 2.09% and 1.82%, respectively, and outperformed their Treasury counterparts by 0.32% and 0.15%. The agency debenture sector also fared well, returning 2.33% and outperforming by 0.13%. On the other hand, corporate bonds fared less well, returning 1.96% but underperforming comparable duration Treasuries by 0.85%.

The solid performance of the ABS and CMBS sectors was attributed to the lack of event risk in 2005 as well as the continued strong performance of the underlying housing and real estate assets that is the collateral for ABS and CMBS bonds. In contrast, the troubles experienced in the corporate bond market can be laid at the doors of the automotive sector and the overall weak performance of long maturity corporate bonds. Specifically, both GM and Ford were downgraded to below investment grade status, which accounted for 0.62% of the 0.85% of underperformance that the investment grade corporate bond market underwent. Further, as mentioned before, 30-year Treasury yields fell during 2005, but long maturity corporate bonds were unable to keep pace with that rally. Instead of rallying in lockstep, corporate bond investors continued to demand higher yields to take on the additional risk of longer maturity bonds and caused corporate bond spreads to widen and the sector to underperform by 3.76%. We also noted a sharp difference in performance among different credit rating classes; the BBB sector underperformed Treasuries by 1.77% while the AAA sector underperformed by just 0.13%.

Strategy Overview

The Fund began 2005 with a significant exposure in corporate bonds as we expected continued economic growth, which would be supportive of credit fundamentals and positive for the sector’s prospects. However, as the year progressed, the growing leveraged and merger and acquisition activity and the downgrade of Ford and GM caused the credit sector to substantially underperform. As a result, our overweight had a negative impact on the Fund’s performance during the first half of 2005. During the second half, the Fund reduced its overweight in corporates through opportunistic sales while holding on to our short-maturity issues because of their attractive breakeven spreads. Our holdings were further pared back as several of the Fund’s bonds were called or tendered. This strategy paid off during the second half of the year, as the performance of the short-maturity corporate bond market improved.

We also held significant positions in ABS and CMBS for all of 2005, which served the Fund well since these two sectors were the best performing ones in 2005 among investment grade assets on an excess return basis. ABS made up 24.88% of the Fund and our holdings were concentrated in the auto and home equity loan (HEL) segments of the ABS market. Despite the extreme widening in corporate auto issues following the Ford and GM downgrades, ABS issued by Ford Motor Credit and GMAC

[1]	The respective indices are: the Lehman Brothers Asset-Backed (ABS) Index and the Lehman Brothers Commercial Mortgage-Backed Securities (CMBS) Index.

2	THE GUARDIAN VC LOW DURATION BOND FUND

■ The Guardian VC Low Duration Bond Fund	Annual Report To Contractowners

proved to be robust, amidst the turmoil in the corporate bond market. HEL made up about 8.67% of the Fund’s holdings and contributed significantly to the Fund’s performance as the HEL sector outperformed by 0.79%, relative to the ABS sector’s overall showing of 0.32%. Our purchases in the CMBS sector consisted almost exclusively of 3-year average life AAA-rated bonds. The 1-3.5 year portion of the Lehman Brothers CMBS Index was the best performing segment in 2005, outperforming Treasuries by 0.64% relative to the overall Index’s outperformance of 0.15%.

Despite the positive contributions made by our asset allocation decisions among corporates, ABS and CMBS, the Fund underperformed its benchmark primarily due to its exposure to intermediate maturity Treasuries. As many of our shareholders know, one of the Fund’s goals is to seek to remain consistently duration neutral to the Fund’s benchmark. In 2005, we used 5-year Treasury notes to maintain the Fund’s duration at the duration of its benchmark, but the 5-year sector was the worst performing portion of the Treasury market in 2005, returning just 0.09% for the entire year while 2- and 3-year Treasuries returned 1.36% and 1.07%, respectively. This return difference had a significant impact on the Fund’s performance.

In summary, the Fund benefited from our asset allocation decisions, but our need to buy longer maturity Treasuries caused the Fund to underperform overall in 2005.

The views expressed above are those of the Fund’s portfolio manager(s) as of December 31, 2005 and are subject to change without notice. They do not necessarily represent the views of Guardian Investor Services LLC. The views expressed herein are based on current market conditions and are not intended to predict or guarantee the future performance of any Fund, any individual security, any market or market segment. The composition of each Fund’s portfolio is subject to change. No recommendation is made with respect to any security discussed herein.

Top Ten Holdings  (As of 12/31/2005)

Company	Coupon	Maturity Date	Percentage of Total Net Assets
U.S. Treasury Notes	4.375%	11/15/2008	5.74%
U.S. Treasury Notes	4.125%	8/15/2008	4.50%
U.S. Treasury Notes	4.500%	11/15/2010	4.04%
U.S. Treasury Notes	3.375%	2/15/2008	3.45%
U.S. Treasury Notes	4.250%	10/31/2007	3.28%
FNMA	3.125%	12/15/2007	1.77%
Chase Comm’l. Mtg. Secs. Corp.	6.390%	11/18/2030	1.65%
Chase Comm’l. Mtg. Secs. Corp.	7.370%	6/19/2029	1.61%
Ford Credit Auto Owner Tr.	4.380%	1/15/2010	1.57%
Capital Auto Receivables Asset Tr.	4.050%	7/15/2009	1.55%

Sector Allocation  (As of 12/31/2005 and 6/30/2005)

THE GUARDIAN VC LOW DURATION BOND FUND	3

■ The Guardian VC Low Duration Bond Fund	Annual Report To Contractowners

Average Annual Total Returns  (For periods ended 12/31/2005)

	1 Yr	5 Yrs	10 Yrs	Since Inception 8/28/2003
The Guardian VC Low Duration Bond Fund	1.25%	—	—	1.34%
Lehman Brothers U.S. Government 1-3 Year Bond Index	1.73%	—	—	1.68%

All performance data quoted is historical and the results represent past performance and neither guarantee nor predict future investment results. To obtain performance data current to the most recent month (available within 7 business days of the most recent month end), please call us at (800) 221-3253 or visit our website at www.guardianinvestor.com. Current performance may be higher or lower than the performance quoted here. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost.

Total return figures are historical and assume the reinvestment of dividends and distributions and the deduction of all Fund expenses. The actual total returns for owners of variable annuity contracts or variable life insurance policies that provide for investment in the Fund will be lower to reflect separate account and contract/policy charges. The return figures shown do not reflect the deduction of taxes that a contractowner may pay on distributions or redemption of units.

Growth of a Hypothetical $10,000 Investment

To give you a comparison, the chart below shows the performance of a hypothetical $10,000 investment made in the Fund and in the Lehman Brothers U.S. Government 1-3 Year Bond Index. Index returns do not include the fees and expenses of the Fund, but do include the reinvestment of dividends.

Fund Expenses

By investing in the Fund, you incur two types of costs: (1) transaction costs, including, as applicable, sales charges on purchase payments, reinvested dividends, or other distributions; redemption fees and exchange fees; and (2) ongoing costs, including, as applicable, management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other underlying funds.

The example is based on an investment of $1,000 invested on July 1, 2005 and held for six months ended December 31, 2005.

Actual Expenses

The first line in the table provides information about actual account values and actual expenses. You may use the information in this row, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your

4	THE GUARDIAN VC LOW DURATION BOND FUND

■ The Guardian VC Low Duration Bond Fund	Annual Report To Contractowners

account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if transactional costs were included, your costs would have been higher.

	Beginning Account Value July 1, 2005	Ending Account Value December 31, 2005	Expenses Paid During Period*	Annualized Expense Ratio
Actual	$1,000.00	$1,005.90	$3.99	0.79%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.22	$4.02	0.79%

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 184/365 (to reflect the Fund’s most recent fiscal half-year).

THE GUARDIAN VC LOW DURATION BOND FUND	5

■	The Guardian VC Low Duration Bond Fund

Schedule of Investments

December 31, 2005

Principal Amount		Value

Asset Backed Securities — 24.8%
$265,000	Ameriquest Mtg. Secs., Inc. 2003-5 A6 4.541% due 4/25/2033	$261,396
430,000	Capital Auto Receivables Asset Tr. 2005-1 A4 4.05% due 7/15/2009	425,268
270,000	Capital One Multi-Asset Execution Tr. 2003- A4 A4 3.65% due 7/15/2011	262,129
410,000	Carmax Auto Owner Tr. 2005-1 A4 4.35% due 3/15/2010	405,023
194,194	Caterpillar Financial Asset Tr. 2004-A A3 3.13% due 1/26/2009	191,601
125,000	Chase Manhattan Auto Owner Tr. 2003-A A4 2.06% due 12/15/2009	122,191
275,000	Countrywide Asset-Backed Certificates 2004-S1 A2 3.872% due 3/25/2020	270,285
435,000	Ford Credit Auto Owner Tr. 2005-B A4 4.38% due 1/15/2010	430,757
410,000	Harley-Davidson Motorcycle Tr. 2004-1 A2 2.53% due 11/15/2011	396,015
270,000	Hertz Vehicle Financing LLC 2005-2A A1 4.52% due 2/25/2010†(1)	270,000
260,000	MBNA Credit Card Master Nt. Tr. 2005-A7 A7 4.30% due 2/15/2011	256,833
146,782	Navistar Financial Corp. Owner Tr. 2004-A A3 2.01% due 8/15/2008	144,774
410,000	New Century Home Equity Loan Tr. 2004-4 A4 4.659% due 2/25/2035 (1)	410,483
255,000	Nissan Auto Receivables Owner Tr. 2003-B A4 2.05% due 3/16/2009	248,855
96,331	PP&L Transition Bond Co. LLC 1999-1 A7 7.05% due 6/25/2009	98,157
390,000	Renaissance Home Equity Loan Tr. 2005-2 AF3 4.499% due 8/25/2035 (1)	383,253
	Residential Asset Mtg. Prods., Inc.
390,000	2003-RZ4 A5 4.66% due 2/25/2032	384,490
270,000	2004-RS9 AII2 4.719% due 5/25/2034 (1)	270,928
235,000	2003-RS3 AI4 5.67% due 4/25/2033	236,407
155,632	Residential Funding Mtg. Secs. 2003-HS3 AI2 3.15% due 7/25/2018	153,304
104,830	SLMA Student Loan Tr. 2002-5 A4L 4.641% due 9/17/2018 (1)	105,198
	Volkswagen Auto Lease Tr.
350,000	2004-A A4A 3.09% due 8/20/2010	343,251

Principal Amount		Value

$327,232	2005-A A2 3.52% due 4/20/2007	$326,024
413,000	World Omni Auto Receivables Tr. 2005-A A4 3.82% due 11/12/2011	403,077

	Total Asset Backed Securities (Cost $6,864,455)	6,799,699

Collateralized Mortgage Obligations — 10.2%
$181,430	Countrywide Alternative Loan Tr. 2005-14 1A1 3.30% due 5/25/2035 (1)	$177,909
153,292	Countrywide Home Loans 2002-19 1A1 6.25% due 11/25/2032	153,673
	FHLMC
315,000	2598 QC 4.50% due 6/15/2027	310,631
251,067	1534 Z 5.00% due 6/15/2023	248,555
234,064	2500 TD 5.50% due 2/15/2016	235,177
110,428	20 H 5.50% due 10/25/2023	111,057
140,061	1650 J 6.50% due 6/15/2023	142,397
	FNMA
292,193	2003-24 PU 3.50% due 11/25/2015	281,844
260,000	2005-39 CL 5.00% due 12/25/2021	259,180
150,000	2005-22 HK 5.00% due 11/25/2023	149,118
307,000	2003-13 ME 5.00% due 2/25/2026	306,218
55,126	2002-55 PC 5.50% due 4/25/2026	55,064
63,821	2001-51 PH 6.00% due 8/25/2030	64,567
25,465	GNMA 2002-93 NV 4.75% due 2/20/2032	24,892
260,000	Washington Mutual 2003-AR10 A4 4.067% due 10/25/2033 (1)	257,208

	Total Collateralized Mortgage Obligations (Cost $2,823,276)	2,777,490

Commercial Mortgage Backed Securities — 9.8%
	Chase Comm’l. Mtg. Secs. Corp.
$436,557	1998-2 A2 6.39% due 11/18/2030	$451,375
430,000	1997-1 C 7.37% due 6/19/2029	441,306
104,087	GMAC Comm’l. Mtg. Secs., Inc. 1997-C1 A3 6.869% due 7/15/2029	106,393
110,000	1999-C2 A2 6.945% due 9/15/2033	116,016
183,751	Greenwich Capital Comm’l. Funding Corp. 2004-GG1 A2 3.835% due 6/10/2036	180,290

See notes to financial statements.

6

■	The Guardian VC Low Duration Bond Fund

Schedule of Investments (Continued)

December 31, 2005

Principal Amount		Value

$250,000	J.P. Morgan Comm’l. Mtg. Fin. Corp. 1997-C5 B 7.159% due 9/15/2029	$257,255
121,254	LB UBS Comm’l. Mtg. Tr. 2001-C3 A1 6.058% due 6/15/2020	123,580
260,000	Morgan Stanley Capital I 1999-RM1 E 6.982% due 12/15/2031 (1)	273,732
322,788	Mtg. Capital Funding, Inc. 1998-MC3 A2 6.337% due 11/18/2031	330,355
396,000	Salomon Brothers Mtg. Secs. VII, Inc. 2001-C2 A2 6.168% due 2/13/2010	404,649

	Total Commercial Mortgage Backed Securities (Cost $2,755,894)	2,684,951

Corporate Bonds — 24.0%
Aerospace and Defense — 0.3%
$96,000	Raytheon Co. 4.50% due 11/15/2007	$95,173

Automotive — 2.9%
300,000	Daimler Chrysler NA Hldg. 4.75% due 1/15/2008	297,263
200,000	Ford Motor Credit Co. 6.875% due 2/1/2006	199,570
300,000	General Motors Acceptance Corp. 6.125% due 9/15/2006	291,407

		788,240

Chemicals — 0.7%
200,000	Praxair, Inc. 4.75% due 7/15/2007	200,161

Construction Machinery — 1.8%
	Caterpillar Financial Svcs.
200,000	2.625% due 1/30/2007	195,396
200,000	3.10% due 5/15/2007	195,672
100,000	John Deere Capital Corp. 3.625% due 5/25/2007	98,267

		489,335

Consumer Products — 0.7%
200,000	Fortune Brands, Inc. 2.875% due 12/1/2006	195,725

Energy — 1.7%
150,000	Devon Energy Corp. 2.75% due 8/1/2006	147,967
200,000	Occidental Petroleum Corp. 4.00% due 11/30/2007	196,180
111,750	RAS Laffan Liquefied Natural Gas 3.437% due 9/15/2009†	107,864

		452,011

Entertainment — 1.0%
275,000	AOL Time Warner, Inc. 6.15% due 5/1/2007	278,412

Finance Companies — 4.7%
	Capital One Bank
200,000	4.25% due 12/1/2008	195,363

Principal Amount		Value

$325,000	6.875% due 2/1/2006	$325,524
300,000	General Electric Capital Corp. 3.50% due 8/15/2007	293,955
275,000	MBNA America Bank NA 6.50% due 6/20/2006	277,115
200,000	Textron Financial Corp. 2.75% due 6/1/2006	198,477

		1,290,434

Financial — 0.6%
150,000	Lehman Brothers Hldgs., Inc. 6.25% due 5/15/2006	150,760

Media–Cable — 1.3%
200,000	Comcast Cable Comm. 6.375% due 1/30/2006	200,246
150,000	Cox Comm., Inc. 7.75% due 8/15/2006	152,155

		352,401

Metals and Mining — 1.3%
350,000	Steel Dynamics, Inc. 9.50% due 3/15/2009	368,375

Natural Gas–Pipelines — 1.9%
275,000	Enterprise Prod. Operating LP 4.00% due 10/15/2007	269,254
250,000	Sempra Energy 4.621% due 5/17/2007	248,228

		517,482

Railroads — 0.5%
150,000	Union Pacific Corp. 6.40% due 2/1/2006	150,161

Real Estate Investment Trust — 0.6%
155,000	Avalon Bay Communities, Inc. 6.80% due 7/15/2006	156,506

Services — 1.0%
275,000	Cendant Corp. 6.875% due 8/15/2006	277,823

Utilities–Electric and Water — 1.5%
250,000	PSEG Power LLC 6.875% due 4/15/2006	251,294
150,000	Southern California Edison Co. 6.375% due 1/15/2006	150,052

		401,346

Wireline Communications — 1.5%
150,000	France Telecom 7.20% due 3/1/2006 (1)	150,601
250,000	Sprint Capital Corp. 6.00% due 1/15/2007	252,445

		403,046

	Total Corporate Bonds (Cost $6,671,206)	6,567,391

U.S. Government Securities — 29.2%
U.S. Government Agency Securities — 7.2%
	FHLMC
$415,000	3.15% due 12/16/2008	$397,162
290,000	3.625% due 2/15/2008	283,549

See notes to financial statements.

7

■	The Guardian VC Low Duration Bond Fund

Schedule of Investments (Continued)

December 31, 2005

Principal Amount		Value

$400,000	4.00% due 8/17/2007	$395,322
	FNMA
500,000	3.125% due 12/15/2007	485,103
410,000	4.50% due 12/1/2009	402,676

		1,963,812

U.S. Treasury Notes — 22.0%
	U.S. Treasury Notes
965,000	3.375% due 2/15/2008	945,135
115,000	3.75% due 5/15/2008	113,365
1,240,000	4.125% due 8/15/2008	1,233,170
900,000	4.25% due 10/31/2007	897,363
175,000	4.25% due 11/30/2007	174,487
1,570,000	4.375% due 11/15/2008	1,570,245
1,100,000	4.50% due 11/15/2010	1,105,930

		6,039,695

	Total U.S. Government Securities (Cost $8,048,596)	8,003,507

Repurchase Agreement — 1.2%
$322,000	State Street Bank and Trust Co. repurchase agreement, dated 12/30/2005, maturity value of $322,147 at 4.12%, due 1/3/2006 (2) (Cost $322,000)	$322,000

Total Investments — 99.2% (Cost $27,485,427)		27,155,038
Cash, Receivables, and Other Assets Less Liabilities — 0.8%		222,968

Net Assets — 100%		$27,378,006

†	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to certain qualified buyers. At 12/31/2005, the aggregate market value of these securities amounted to $377,864 representing 1.4% of net assets of which $270,000 has been deemed liquid pursuant to the Fund’s liquidity procedures approved by the Board of Directors.
(1)	Floating rate note. The rate shown is the rate in effect at 12/31/2005.
(2)	The repurchase agreement is fully collateralized by $330,000 in U.S. Government Agency, 5.50%, due 11/16/2015, with a value of $331,650.

See notes to financial statements.

8

■	The Guardian VC Low Duration Bond Fund

Statement of Assets and Liabilities

December 31, 2005

ASSETS
Investments, at market (cost $27,485,427)	$27,155,038
Cash	842
Receivable for securities sold	1,131,689
Receivable for fund shares sold	224,499
Interest receivable	212,656
Other assets	600

Total Assets	28,725,324

LIABILITIES
Payable for securities purchased	1,309,679
Accrued expenses	26,460
Payable for fund shares redeemed	800
Due to GIS	10,379

Total Liabilities	1,347,318

Net Assets	$27,378,006

COMPONENTS OF NET ASSETS
Capital stock, at par	$2,792
Additional paid-in capital	27,957,422
Undistributed net investment income	3,528
Accumulated net realized loss on investments	(255,347)
Net unrealized depreciation of investments	(330,389)

Net Assets	$27,378,006

Shares Outstanding — $0.001 par value	2,792,182

Net Asset Value Per Share	$9.81

Statement of Operations

Year Ended

December 31, 2005

INVESTMENT INCOME
Interest	$966,028

Expenses:
Investment advisory fees — Note B	116,602
Custodian fees	39,343
Audit fees	26,021
Printing expense	16,535
Director’s fees — Note B	2,601
Other	3,928

Total Expenses	205,030

Net Investment Income	760,998

REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS — Note C
Net realized loss on investments — Note A	(227,342)
Net change in unrealized depreciation of investments — Note C	(200,381)

Net Realized and Unrealized Loss on Investments	(427,723)

NET INCREASE IN NET ASSETS FROM OPERATIONS	$333,275

See notes to financial statements.

9

■	The Guardian VC Low Duration Bond Fund

Statements of Changes in Net Assets

	Year Ended December 31,
	2005	2004
INCREASE/(DECREASE) IN NET ASSETS
From Operations:
Net investment income	$760,998	$369,465
Net realized loss on investments	(227,342)	(23,645)
Net change in unrealized appreciation/(depreciation) of investments	(200,381)	(173,824)

Net Increase in Net Assets Resulting from Operations	333,275	171,996

Dividends to Shareholders from:
Net investment income	(760,325)	(366,976)

From Capital Share Transactions:
Net increase in net assets from capital share transactions — Note G	4,147,737	13,011,841

Net Increase in Net Assets	3,720,687	12,816,861

NET ASSETS:

Beginning of year	23,657,319	10,840,458

End of year*	$27,378,006	$23,657,319

* Includes undistributed net investment income of:	$3,528	$2,855

See notes to financial statements.

10

■	The Guardian VC Low Duration Bond Fund

Financial Highlights

Selected data for a share of capital stock outstanding throughout the periods indicated:

	Year Ended December 31,		Period from August 28, 2003† to December 31, 2003
	2005	2004
Net asset value, beginning of period	$9.97	$10.06	$10.00

Income from investment operations:
Net investment income	0.28	0.18	0.03
Net realized and unrealized gain/(loss) on investments	(0.16)	(0.09)	0.07

Net increase from investment operations	0.12	0.09	0.10

Dividends and distributions to shareholders from:
Net investment income	(0.28)	(0.18)	(0.03)
Net realized gain on investments	—	—	(0.01)

Total dividends and distributions	(0.28)	(0.18)	(0.04)

Net asset value, end of period	$9.81	$9.97	$10.06

Total return*	1.25%	0.91%	0.97	%(a)

Ratios/supplemental data:
Net assets, end of period (000’s omitted)	$27,378	$23,657	$10,840
Ratio of expenses to average net assets	0.79%	0.81%	1.74	%(b)
Ratio of net investment income to average net assets	2.94%	2.11%	0.93	%(b)
Portfolio turnover rate	109%	90%	92%

†	Commencement of operations.
*	Total returns do not reflect the effects of charges deducted pursuant to the terms of GIAC’s variable contracts.
Inclusion of such charges would reduce the total returns for all periods shown.
(a)	Not annualized.
(b)	Annualized.

See notes to financial statements.

11

■	The Guardian VC Low Duration Bond Fund

Notes to Financial Statements

December 31, 2005

Note A.	Organization and Accounting Policies

The Guardian VC Low Duration Bond Fund (the Fund or GVLDBF) is a series of The Guardian Variable Contract Funds, Inc. (GVCF). GVCF is incorporated in the state of Maryland and is a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended (1940 Act). The financial statements for the other remaining series of GVCF are presented in separate reports.

Shares of GVLDBF are only sold to certain separate accounts of The Guardian Insurance & Annuity Company, Inc. (GIAC). GIAC is a wholly-owned subsidiary of The Guardian Life Insurance Company of America.

The preparation of financial statements in conformity with U.S. generally accepted accounting principles (GAAP) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income, gains (losses) and expenses during the reporting period. Actual results could differ from those estimates.

Significant accounting policies of the Fund are as follows:

Investments

Pursuant to valuation procedures approved by the Board of Directors, certain debt securities may be valued each business day by an independent pricing service (Service). Debt securities for which quoted bid prices are readily available and representative of the bid side of the market, in the judgment of the Service, are valued at the bid price. Other debt securities that are valued by the Service are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions.

Other securities, including securities for which market quotations are not readily available (such as certain mortgage-backed securities, restricted securities, illiquid securities and foreign securities subject to a “significant event”) are valued at fair value as determined in good faith by or under the direction of the GVCF’s Board of Directors. A “significant event” is an event that will affect the value of a portfolio security that occurs after the close of trading in the security’s primary trading market or exchange but before the Fund’s NAV is calculated.

Investing outside of the U.S. may involve certain considerations and risks not typically associated with domestic investments, including the possibility of political and economic unrest and different levels of governmental supervision and regulation of foreign securities markets.

Futures contracts are valued at the settlement prices established by the boards of trade or exchanges on which they are traded.

Repurchase agreements are carried at cost which approximates market value (see Note D). Short-term debt securities with maturities of 60 days or less are valued on an amortized cost basis which approximates market value.

Investment transactions are recorded on the date of purchase or sale. Security gains or losses are determined on an identified cost basis. Interest income, including amortization/accretion of premium/discount, is accrued daily.

Foreign Currency Translation

GVLDBF is permitted to buy international securities that are not U.S. dollar denominated. GVLDBF’s books and records are maintained in U.S. dollars as follows:

(1)  The foreign currency market value of investment securities and other assets and liabilities stated in foreign currencies are translated into U.S. dollars at the current rate of exchange.

(2)  Security purchases and sales, income and expenses are translated at the rate of exchange prevailing on the respective dates of such transactions.

The resulting gains and losses are included in the Statement of Operations as follows:

Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Realized foreign exchange gains and losses, which result from changes in foreign exchange rates between the date on which GVLDBF earns dividends and interest or pays foreign withholding taxes or other expenses and the date on which U.S. dollar equivalent amounts are actually received or paid, are included in net realized gains or losses on foreign currency related transactions. Realized foreign exchange gains and losses which result from changes in foreign exchange rates between the trade and settlement dates on security and currency transactions are also included in net

12

■	The Guardian VC Low Duration Bond Fund

Notes to Financial Statements (Continued)

December 31, 2005

realized gains and losses on foreign currency related transactions. Net currency gains or losses from valuing other assets and liabilities denominated in foreign currency at the period end exchange rate are reflected in net change in unrealized appreciation or depreciation from translation of other assets and liabilities denominated in foreign currencies.

Futures Contracts

GVLDBF may enter into financial futures contracts for the delayed delivery of securities, currency or contracts based on financial indices at a fixed price on a future date. In entering into such contracts, GVLDBF is required to deposit either in cash or securities an amount equal to a certain percentage of the contract amount. Subsequent payments are made or received by GVLDBF each day, depending on the daily fluctuations in the value of the underlying security, and are recorded for financial statement purposes as variation margins by GVLDBF. The daily changes in the variation margin are recognized as unrealized gains or losses by GVLDBF. GVLDBF’s investments in financial futures contracts are designed to hedge against anticipated future changes in interest or exchange rates or securities prices. In addition, GVLDBF may enter into financial futures contracts for non-hedging purposes. Should interest or exchange rates, securities prices or prices of futures contracts move unexpectedly, GVLDBF may not achieve the anticipated benefits of the financial futures contracts and may realize a loss.

Dividend Distributions

Dividends from net investment income are declared and paid semi-annually for GVLDBF. Net realized short-term and long-term capital gains for GVLDBF will be distributed at least annually. All such dividends and distributions are credited in the form of additional shares of GVLDBF at the net asset value on the ex-dividend date.

All dividends and distributions are recorded on the ex-dividend date. Such distributions are determined in conformity with federal income tax regulations. Differences between the recognition of income on an income tax basis and recognition of income based on GAAP may cause temporary overdistributions of net realized gains and net investment income on a GAAP basis.

The tax character of dividends paid to shareholders during the years ended December 31, 2005 and 2004 were as follows:

Ordinary Income
2005	$760,325
2004	366,976

As of December 31, 2005, the components of accumulated losses on a tax basis were as follows:

Undistributed Ordinary Income	Capital Loss Carryforward (Including Post- October Loss)	Unrealized Depreciation
$3,528	$(251,112)	$(334,624)

Taxes

GVLDBF has qualified and intends to remain qualified to be taxed as a “regulated investment company” under the provisions of the U.S. Internal Revenue Code (Code), and as such will not be subject to federal income tax on taxable income (including any realized capital gains) which is distributed in accordance with the provisions of the Code. Therefore, no federal income tax provision is required.

As of December 31, 2005, for federal income tax purposes, the Fund had a post-October capital loss and a capital loss carryforward as follows:

	Capital Loss Carryforward	Expiration Date
	$15,848	2012
	220,126	2013

Total	235,974

As of December 31, 2005, for federal income tax purposes, the Fund had a post-October capital loss of $15,138.

Reclassification of Capital Accounts

The treatment for financial statement purposes of distributions made during the year from net investment income and net realized gains may differ from their ultimate treatment for federal income tax purposes. These differences primarily are caused by differences in the timing of the recognition of certain components of income or capital gains, and the recharacterization of foreign exchange gains or losses to either ordinary income or realized capital gains for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications would have no effect on net assets, results of operations, or net asset value per share of the Fund.

Note B.	Investment Advisory Agreements and Payments to or from Related Parties

The Fund has an investment advisory agreement with Guardian Investor Services LLC (GIS), a wholly-owned subsidiary of GIAC. Fees for investment advisory are at an annual rate of 0.45% of the average daily net assets of the Fund.

13

■	The Guardian VC Low Duration Bond Fund

Notes to Financial Statements (Continued)

December 31, 2005

The Guardian Fund Complex pays directors who are not “interested persons” (as defined in the 1940 Act) fees consisting of a $5,000 per meeting fee and an annual retainer of $30,500, allocated among all funds in the Guardian Fund Complex based on relative their average daily net assets. Board committee members also receive a fee of $2,000 per committee meeting, which also is allocated among all funds in the Guardian Fund Complex based on their relative average daily net assets. Additional compensation is paid to the Chairmen of the Nominating and Governance Committee and the Audit Committee, respectively. GIS pays compensation to certain directors who are interested persons. Certain officers and directors of the Fund are affiliated with GIS.

Note C.	Investment Transactions

Purchases and proceeds from sales of securities (excluding short-term securities) amounted to $33,852,528 and $27,754,981, respectively, during the year ended December 31, 2005.

The gross unrealized appreciation and depreciation of investments, on a tax basis, at December 31, 2005 aggregated $5,819 and $340,443, respectively, resulting in net unrealized depreciation of $334,624. The cost of investments owned at December 31, 2005 for federal income tax purposes was $27,489,662.

Note D.	Repurchase Agreements

The collateral for repurchase agreements is either cash or fully negotiable U.S. government securities. Repurchase agreements are fully collateralized (including the interest earned thereon) and such collateral is marked-to-market daily while the agreements remain in force. If the value of the collateral falls below the value of the repurchase price plus accrued interest, GVLDBF will require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults, GVLDBF maintains the right to sell the collateral and may claim any resulting loss against the seller.

Note E.	Reverse Repurchase Agreements

GVLDBF may enter into reverse repurchase agreements with banks or third party broker-dealers to borrow short-term funds. Interest on the value of reverse repurchase agreements issued and outstanding is based upon competitive market rates at the time of issuance. At the time GVLDBF enters into a reverse repurchase agreement, GVLDBF establishes and segregates cash, U.S. government securities or liquid, unencumbered securities that are marked-to-market daily. The value of such segregated assets must be at least equal to the value of the repurchase obligation (principal plus accrued interest), as applicable. Reverse repurchase agreements involve the risk that the buyer of the securities sold by GVLDBF may be unable to deliver the securities when GVLDBF seeks to repurchase them.

Note F.	Dollar Roll Transactions

GVLDBF may enter into dollar rolls (principally using TBA’s) in which GVLDBF sells mortgage securities for delivery in the current month and simultaneously contracts to repurchase similar securities at an agreed-upon price on a fixed date. The securities repurchased will bear the same interest as those sold, but generally will be collateralized at the time of delivery by different pools of mortgages with different prepayment histories than those securities sold. During the period between the sale and repurchase, the Fund will not be entitled to receive interest and principal payments on the securities sold. Dollar roll transactions involve the risk that the buyer of the securities sold by GVLDBF may be unable to deliver the securities when GVLDBF seeks to repurchase them. GVLDBF is compensated by the difference between the current sales price and the forward price for the future purchase (often referred to as the “drop”), as well as by the interest earned on the cash proceeds of the initial sale. Dollar rolls may increase fluctuations in GVLDBF’s net asset value and may be viewed as a form of leverage.

Note G.	Transactions in Capital Stock

There are 100,000,000 shares of $0.001 par value capital stock authorized for GVLDBF. Transactions in capital stock were as follows:

	Year Ended December 31,		Year Ended December 31,
	2005	2004	2005	2004
	Shares		Amount
Shares sold	960,622	1,794,607	$9,549,032	$18,047,190
Shares issued in reinvestment of dividends	77,224	36,855	760,325	366,976
Shares repurchased	(619,309)	(535,902)	(6,161,620)	(5,402,325)

Net increase	418,537	1,295,560	$4,147,737	$13,011,841

14

■	The Guardian VC Low Duration Bond Fund

Notes to Financial Statements (Continued)

December 31, 2005

Note H.	Line of Credit

A $100,000,000 line of credit available to GVLDBF and other related Guardian Funds has been established with State Street Bank and Trust Company and Bank of Montreal. The rate of interest charged on any borrowing is based upon the prevailing Federal Funds rate at the time of the loan plus 0.50% calculated on a 360 day basis per annum. For the year ended December 31, 2005, none of the funds borrowed against this line of credit.

The funds are obligated to pay State Street Bank and Trust Company and Bank of Montreal a commitment fee computed at a rate of 0.08% per annum on the average daily unused portion of the revolving credit.

Note I.	Management Information (Unaudited)

The directors and officers of GVLDBF are named below. Information about their principal occupations during the past five years and certain other affiliations is also provided. The business address of each director and officer is 7 Hanover Square, New York, New York 10004, unless otherwise noted. The “Guardian Fund Complex” referred to in this biographical information is composed of (1) The Park Avenue Portfolio (a series fund that issues its shares in thirteen series), (2) The Guardian Variable Contract Funds, Inc. (a series fund that issues its shares in seven series), (3) The Guardian Bond Fund, Inc., (4) The Guardian Cash Fund, Inc. and (5) GIAC Funds, Inc. (a series fund that issues its shares in three series).

Name, Address and Year of Birth	Position with Fund	Term of Office and Length of Time Served†	Principal Occupations During Past 5 Years	Number of Funds in the Guardian Fund Complex Overseen by Director	Other Directorships

Interested Directors*

Arthur V. Ferrara (1930)	Director	Since 1987	Retired. Director and former Chairman of the Board and Chief Executive Officer, The Guardian Life Insurance Company of America. Director (Trustee) of all of the mutual funds within the Guardian Fund Complex.	25	Director of various mutual funds sponsored by Gabelli Asset Management.

Leo R. Futia (1919)	Director	Since 1982	Retired. Director and former Chairman of the Board and Chief Executive Officer, The Guardian Life Insurance Company of America. Director (Trustee) of all of the mutual funds within the Guardian Fund Complex.	25	None.

Dennis J. Manning 81 Graenest Ridge Road Wilton, Connecticut 06897 (1947)	Director	Since 2003	President and Chief Executive Officer, The Guardian Life Insurance Company of America since 1/03; President and Chief Operating Officer, 1/02 to 12/02; Executive Vice President and Chief Operating Officer, 1/01 to 12/01; Executive Vice President, Individual Markets and Group Pensions, 1/99 to 12/00. Director (Trustee) of all of the mutual funds within the Guardian Fund Complex.	25	Director of The Guardian Life Insurance Company of America and The Guardian Insurance & Annuity Company, Inc. Manager, Guardian Investor Services LLC and Park Avenue Securities LLC. Director of various Guardian Life subsidiaries.

*	“Interested” Director means one who is an “interested person” under the Investment Company Act of 1940 by virtue of a current or past position with Guardian Life, the indirect parent company of GIS, the investment adviser of certain Funds in the Guardian Fund Complex.
†	There is no set term of office for Directors and Officers. The table reflects the year from which each person has served as Director and/or Officer.

15

■	The Guardian VC Low Duration Bond Fund

Notes to Financial Statements (Continued)

December 31, 2005

Name, Address and Year of Birth	Position with Fund	Term of Office and Length of Time Served†	Principal Occupations During Past 5 Years	Number of Funds in the Guardian Fund Complex Overseen by Director	Other Directorships

Disinterested Directors

Kathleen C. Cuocolo (1952)	Director	Since 11/16/05	Principal, Cuocolo Associates (corporate governance and operations consulting firm), 2003 to present; Executive Vice President, State Street Corporation, prior thereto. Employed by State Street Corporation in various capacities since 1982. Director (Trustee) of all of the mutual funds within the Guardian Fund Complex.	25	Chairman, Board of Directors, Select Sector S&P Depository Receipts Series Trust (9 exchange traded funds), 1999 to present; Director, World Markets PLC (global performance and analytics company), 2002 to present; Director, The China Fund, Inc., 2001 to 2003; Board of Advisors, Venturi Aeration, Inc. (water remediation services), 2001 to present; Board of Advisors, Inter- Unity Group (systems optimization consulting firm), 2003 to present.

Frank J. Fabozzi, Ph.D. (1948)	Director	Since 1992	Adjunct Professor of Finance, School of Management — Yale University, 2/94 to present; Editor, Journal of Portfolio Management. Director (Trustee) of all of the mutual funds within the Guardian Fund Complex.	25	Director (Trustee) of various closed-end investment companies sponsored by BlackRock Financial Management. Director of BlackRock Funds (47 funds).

William N. Goetzmann, Ph.D. (1956)	Director	Since 11/16/05	Edwin J. Beinecke Professor of Finance and Management Studies, Yale School of Management, 7/94 to present; Director, International Center for Finance, Yale School of Management, 7/99 to present; Visiting professor, Harvard Business School, 7/05 to present. Director (Trustee) of all of the mutual funds within the Guardian Fund Complex.	25	Member of the Board of Directors of the Commonfund.

†	There is no set term of office for Directors and Officers. The table reflects the year from which each person has served as Director and/or Officer.

16

■	The Guardian VC Low Duration Bond Fund

Notes to Financial Statements (Continued)

December 31, 2005

Name, Address and Year of Birth	Position with Fund	Term of Office and Length of Time Served†	Principal Occupations During Past 5 Years	Number of Funds in the Guardian Fund Complex Overseen by Director	Other Directorships

Anne M. Goggin, Esq. (1948)	Director	Since 2004	Attorney at law in private practice since 8/04; Partner, Edwards and Angell, LLP, 4/04 to 8/04; Chief Counsel, Metropolitan Life Insurance Company, 6/00 to 12/03; Senior Vice President and General Counsel, New England Life Insurance Company, 6/00 to 12/03; Chairman, President and Chief Executive Officer, MetLife Advisors LLC, 6/99 to 12/03; Chairman of the Board, Metropolitan Series Fund, 1/02 to 12/03; Chairman of the Board, New England Zenith Fund, 6/99 to 12/03. Director (Trustee) of all of the mutual funds within the Guardian Fund Complex.	25	None.

William W. Hewitt, Jr. (1928)	Director	Since 1989	Retired. Former Executive Vice President, Shearson Lehman Brothers, Inc. Director (Trustee) of all of the mutual funds within the Guardian Fund Complex.	25	None.

Sidney I. Lirtzman, Ph.D. 200 East 57th Street #10H New York, New York 10022 (1930)	Director	Since 1987	Emanuel Saxe Emeritus Professor of Management, Zicklin School of Business, Baruch College, City University of New York since 11/04; Emanuel Saxe Professor of Management 9/96 to 10/04; Dean from 10/95 to 9/02; Interim President 9/99 to 9/00. President, Fairfield Consulting Associates, Inc. Director (Trustee) of all of the mutual funds within the Guardian Fund Complex.	25	Director, since 6/01 Youthstream, Inc. Member, Advisory Board of Directors, New York City Independent Budget Office 5/98 to 5/01.

Steven J. Paggioli (1950)	Director	Since 11/16/05	Independent consultant on investment company matters since 7/01; Executive Vice President, Director and Principal of The Wadsworth Group (administration, consulting and executive search firm) prior thereto. Director (Trustee) of all of the mutual funds within the Guardian Fund Complex.	25	Trustee and Audit Committee Member, Managers Funds and Managers AMG Funds (36 portfolios), 6/90 to present; Trustee, Professionally Managed Portfolios (20 portfolios), 5/91 to present; Advisory Board Member, Sustainable Growth Advisers, L.P., 10/02 to present.

†	There is no set term of office for Directors and Officers. The table reflects the year from which each person has served as Director and/or Officer.

17

■	The Guardian VC Low Duration Bond Fund

Notes to Financial Statements (Continued)

December 31, 2005

Name, Address and Year of Birth	Position with Fund	Term of Office and Length of Time Served†	Principal Occupations During Past 5 Years	Number of Funds in the Guardian Fund Complex Overseen by Director	Other Directorships

Robert G. Smith, Ph.D. 132 East 72nd Street, Apt. #1 New York, New York 10021 (1932)	Director	Since 1982	Chairman and Chief Executive Officer, Smith Affiliated Capital Corp. since 4/82. Director (Trustee) of all of the mutual funds within the Guardian Fund Complex.	25	Governor appointments as Director of New York Health Care Reform Act Charitable Organization and Nassau County Interim Finance Authority. Senior private member of the New York State Financial Control Board for New York City. Senior Director for the New York State Comptroller’s Investment Advisory Committee for State Pension Funds (Commonfund).

Name, Address and Year of Birth	Position with Fund	Term of Office and Length of Time Served†	Principal Occupations During Past 5 Years	Number of Funds in the Guardian Fund Complex for which Officer Serves

Officers

Joseph A. Caruso (1952)	Senior Vice President and Secretary	Since 1992	Director, The Guardian Life Insurance Company of America since 1/05; Senior Vice President and Corporate Secretary, The Guardian Life Insurance Company of America since 1/01; Vice President and Corporate Secretary prior thereto. Director, Senior Vice President and Secretary, The Guardian Insurance & Annuity Company, Inc. Manager, Senior Vice President and Corporate Secretary, Guardian Investor Services LLC. Director, Senior Vice President and Secretary, Park Avenue Life Insurance Company; Manager, Park Avenue Securities LLC; Senior Vice President and Secretary of Guardian Baillie Gifford Limited, and all of the mutual funds within the Guardian Fund Complex. Director and Officer of various Guardian Life subsidiaries.	25

†	There is no set term of office for Directors and Officers. The table reflects the year from which each person has served as Director and/or Officer.

18

■	The Guardian VC Low Duration Bond Fund

Notes to Financial Statements (Continued)

December 31, 2005

Name, Address and Year of Birth	Position with Fund	Term of Office and Length of Time Served†	Principal Occupations During Past 5 Years	Number of Funds in the Guardian Fund Complex for which Officer Serves

Richard A. Cumiskey (1960)	Chief Compliance Officer	Since 2002	Second Vice President, Equity Administration and Oversight, The Guardian Life Insurance Company of America since 1/01; Assistant Vice President, Equity Administration and Oversight prior thereto. Senior Vice President and Chief Compliance Officer of The Guardian Insurance & Annuity Company, Inc. and Guardian Investor Services LLC since 4/04; Second Vice President and Compliance Officer prior thereto. Chief Compliance Officer of all of the mutual funds within the Guardian Fund Complex.	25

Manind V. Govil (1969)	Managing Director	Since 2005	Managing Director and Head of Equity Investments at The Guardian Life Insurance Company of America since 8/05; Lead Portfolio Manager - Large Cap Blend/Core Equity, Co-Head of Equities and Head of Equity Research at Mercantile Capital Advisers since 2001; Lead Portfolio Manager - Core Equity at Mercantile Capital Advisers prior thereto. Officer of various mutual funds within the Guardian Fund Complex.	23

Jonathan C. Jankus (1947)	Managing Director	Since 1999	Managing Director, The Guardian Life Insurance Company of America. Officer of various mutual funds within the Guardian Fund Complex.	20

Stewart M. Johnson (1952)	Senior Director	Since 2002	Senior Director, The Guardian Life Insurance Company of America since 1/02. Second Vice President from 12/00 to 1/02; Assistant Vice President prior thereto. Officer of various mutual funds within the Guardian Fund Complex.	20

Nydia Morrison (1958)	Controller	Since 2003	Director, Mutual Fund Reporting, The Guardian Life Insurance Company of America since 5/04; Manager prior thereto. Officer of all of the mutual funds within the Guardian Fund Complex.	25

Frank L. Pepe (1942)	Vice President and Treasurer	Since 1995	Vice President and Equity Controller, The Guardian Life Insurance Company of America. Senior Vice President and Controller, The Guardian Insurance & Annuity Company, Inc. since 4/04; Vice President and Controller prior thereto. Senior Vice President and Controller, Guardian Investor Services LLC. Vice President and Treasurer of all of the mutual funds within the Guardian Fund Complex.	25

†	There is no set term of office for Directors and Officers. The table reflects the year from which each person has served as Director and/or Officer.

19

■	The Guardian VC Low Duration Bond Fund

Notes to Financial Statements (Continued)

December 31, 2005

Name, Address and Year of Birth	Position with Fund	Term of Office and Length of Time Served†	Principal Occupations During Past 5 Years	Number of Funds in the Guardian Fund Complex for which Officer Serves

Richard T. Potter, Jr. (1954)	Vice President and Counsel	Since 1992	Vice President and Equity Counsel, The Guardian Life Insurance Company of America. Senior Vice President and Counsel, The Guardian Insurance & Annuity Company, Inc. and Guardian Investor Services LLC since 4/04; Vice President and Counsel prior thereto. Vice President and Counsel of Park Avenue Securities LLC and all of the mutual funds within the Guardian Fund Complex.	25

Robert A. Reale (1960)	Managing Director	Since 2001	Managing Director, The Guardian Life Insurance Company of America, The Guardian Insurance & Annuity Company, Inc. and Guardian Investor Services LLC since 3/01; Second Vice President 10/99 to 2/01. Assistant Vice President, Metropolitan Life prior thereto. Officer of all of the mutual funds within the Guardian Fund Complex.	25

Thomas G. Sorell (1955)	President	Since 2003	Executive Vice President and Chief Investment Officer, The Guardian Life Insurance Company of America since 1/03; Senior Managing Director, Fixed Income Securities since 3/00; Vice President, Fixed Income Securities prior thereto. Managing Director, Investments: Park Avenue Life Insurance Company. President of all of the mutual funds within the Guardian Fund Complex.	25

Donald P. Sullivan, Jr. (1954)	Vice President	Since 1995	Vice President, Equity Administration, The Guardian Life Insurance Company of America. Vice President, The Guardian Insurance & Annuity Company, Inc. and Guardian Investor Services LLC. Officer of all of the mutual funds within the Guardian Fund Complex.	25

The Statement of Additional Information includes additional information about fund directors and is available upon request, without charge, by calling 1-800-221-3253 or by writing to Guardian Investor Services LLC at 7 Hanover Square, New York, New York 10004.

†	There is no set term of office for Directors and Officers. The table reflects the year from which each person has served as Director and/or Officer.

20

■	The Guardian VC Low Duration Bond Fund

Report of Ernst & Young LLP,

Independent Registered Public Accounting Firm

Board of Directors of The Guardian Variable Contract Funds, Inc. and Shareholders of The Guardian VC Low Duration Bond Fund (the Fund)

We have audited the accompanying statement of assets and liabilities of The Guardian VC Low Duration Bond Fund (one of the series constituting The Guardian Variable Contract Funds, Inc.), including the schedule of investments, as of December 31, 2005, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2005, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Guardian VC Low Duration Bond Fund, a series of The Guardian Variable Contract Funds, Inc., at December 31, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

February 8, 2006

21

■	The Guardian VC Low Duration Bond Fund

Board Approval of Investment Management Agreements (Unaudited)

The Boards of Directors of The Guardian Variable Contract Funds, Inc. (“GVCF”), GIAC Funds, Inc. (“GIAC”), The Guardian Bond Fund, Inc. (“GBF” and a “Fund”) and The Guardian Cash Fund, Inc. (“GCF” and a “Fund”) (together, the series of GVCF and GIAC, and GBF and GCF are referred to as the “Funds,”) approved the renewal of the management agreement for each Fund and, as applicable, the subadvisory agreement for each Fund on November 17, 2005. As a part of the renewal process, the Boards of Directors of GVCF, GIAC, GBF and GCF met independently of Fund management and of the interested Board Members to consider the renewal of: (1) the management agreement (“Management Agreement”) between each of the Funds and Guardian Investor Services LLC (“GIS”) or as applicable, Guardian Baillie Gifford Limited (“GBG” and together with GIS, each referred to as a “Manager”); (2) as applicable, the subadvisory agreements (each a “Subadvisory Agreement”) between GBG and Baillie Gifford Overseas Limited (“BGO”) and the subadvisory agreements between GIS and UBS Global Asset Management (Americas) Inc. (“UBS” and together with BGO, each referred to as a “Subadvisor”). (The Management Agreements and the Subadvisory Agreements are together referred to as the “Advisory Agreements.”) As part of the review process, the Independent Directors were represented by independent legal counsel. The Independent Directors reviewed comprehensive materials received from the Managers, Subadvisors and independent counsel in connection with contract review. The Independent Directors noted that each Board also received regular information throughout the year regarding performance and operating results of each Fund and that in evaluating the Advisory Agreements, they were taking into account their accumulated experience as Board members in working with the Managers on matters relating to the Funds.

In preparation for the review process, the Independent Directors met with independent legal counsel and discussed the type and nature of information to be provided and sent a formal request for information to Fund management. The Managers and Subadvisors provided extensive information to all Board members in response to the request. Among other information, the Independent Directors reviewed materials to assess the services provided by each Manager and Subadvisor, and, as applicable, information comparing the performance, advisory fees and expense ratios of each Fund to other mutual funds, information about the profitability from the Advisory Agreements to the Managers and to the Subadvisors, information about economies of scale and information about the other benefits to the Managers and Subadvisors and their affiliates resulting from their relationship with the Funds (“fall-out benefits”). The Independent Directors reviewed comparative performance and management fee and expense ratios of peer groups of funds selected by Morningstar, Inc. (“Morningstar”). The Independent Directors also received a memorandum from independent legal counsel advising them of their duties and responsibilities in connection with the review of the Advisory Agreements. In preparation for the November 17th meeting, the Independent Directors met on November 3, 2005, to review and discuss with independent legal counsel the information provided by Morningstar.

Based upon their review, the Independent Directors concluded that it was in the best interest of each Fund to renew each relevant Advisory Agreement and, accordingly, recommended to the full Board of each Fund the renewal of each applicable Advisory Agreement. In reaching this conclusion for each Fund, the Independent Directors did not identify any single factor or group of factors as all important or controlling and considered all factors together.

Management Agreements

Nature, Quality and Extent of Services. In reviewing the nature, quality and extent of services provided by the Managers, the Independent Directors considered the services provided by each Manager under the Management Agreements, including administrative services. The Independent Directors considered the experience and skills of senior management responsible for fund operations, the experience and skills of the personnel performing the functions under each Management Agreement and the resources made available to such personnel, the ability of the Managers to attract and retain high-quality personnel, and the organizational depth of the Managers. The Independent Directors concluded that appropriate resources were provided under each Management Agreement. The Independent Directors also considered the delegation of day-to-day portfolio management responsibility to UBS with respect to the Guardian UBS VC Large Cap Value Fund and the Guardian UBS VC Small Cap Value Fund and to BGO with respect to the Baillie Gifford International Growth Fund and the Baillie Gifford Emerging Markets Fund and the Managers’ ability to supervise the activities of the Subadvisors. The Independent Directors concluded each Manager’s supervisory program was satisfactory. The Independent Directors also considered the compliance program established by the Managers and the level of compliance attained by the Managers. Further, the Independent Directors considered that each Manager has had a long-term relationship with the Funds and has demonstrated its past and future commitment to support the Funds. The Independent Directors concluded that a long-term relationship with a capable, conscientious adviser was in the best interest of each Fund. Based upon all relevant factors, the Independent Directors concluded that the nature, quality and extent of the services provided by the Managers to each applicable Fund were satisfactory.

22

■	The Guardian VC Low Duration Bond Fund

Board Approval of Investment Management Agreements (Unaudited) (Continued)

Investment Performance. The Independent Directors reviewed each Fund’s investment performance over short-term (one-year) and longer-term (three year, five year and ten year) periods, as applicable, and compared those returns to various agreed-upon performance measures, including market indices and peer groups. The Independent Directors received comparative performance information prepared by Morningstar. The Independent Directors also considered whether investment results were consistent with a Fund’s investment objective(s) and policies. For most Funds, the Independent Directors concluded that investment performance met acceptable levels of investment performance. For Funds that experienced underperformance, the Independent Directors reviewed the reasons for the underperformance and the remedial measures taken by the Manager to improve performance. The Independent Directors concluded that the Managers have in place an effective process to monitor performance and that reasonable steps had been implemented to address circumstances of underperformance where appropriate. Therefore, the Independent Directors concluded that it was in the best interests of the Funds to renew the Management Agreements and to continue to closely monitor performance with a particular emphasis on those Funds experiencing underperformance.

Fees and Expenses. The Independent Directors considered each Fund’s management fees and net expense ratios. The Independent Directors received information, based on data supplied by Morningstar, comparing each Fund’s management fee rates and total net expense ratio to advisory fees and total net expense ratios of the mutual funds in its peer group (as selected by Morningstar). The Independent Directors also received and considered information on fee waivers and/or reimbursements for each Fund compared to those of its peer group. The Independent Directors noted that a number of the Funds have received fee waivers for many years and that such fee waivers remained current through the time of the review process.

The Independent Directors also compared each Fund’s management fee rates to fees charged by the Manager for comparable mutual funds. For each Fund, the Independent Directors reviewed the fees charged by other advisors for mutual funds in the Fund’s peer group. GIS provided information on the advisory fees it charges its two institutional accounts and noted the information was not comparable with the Funds because the investment objectives and management style of the institutional accounts were very different than those of the Funds. GBG has no clients other than the Funds.

On the basis of all information provided, the Independent Directors concluded that the management fee schedules for each Fund were reasonable and appropriate in light of the nature, quality and extent of services provided by the Manager.

Profitability. The Independent Directors reviewed detailed information regarding revenues received by each Manager under each Management Agreement, including identification of the estimated direct and indirect costs of the Managers of providing those services to each Fund that are covered under the Management Agreements. The Independent Directors also received information regarding the enterprise-wide profitability of the Managers with respect to all fund services in totality.

For all Funds, based upon the profitability percentage provided, the Independent Directors concluded that the profitability to the applicable Manager from the management of each Fund was not unreasonable.

Economies of Scale. The Independent Directors considered whether there are economies of scale with respect to the management of each Fund and whether the Funds benefit from any such economies of scale through breakpoints in fees or otherwise. The Independent Directors noted that the Guardian UBS VC Small Cap Value Fund and the Guardian Cash Fund had management fee schedules that each contained one breakpoint. The Independent Directors also considered whether the effective management fee rate for each Fund under the Management Agreement is reasonable in relation to the asset size of such Fund. The Independent Directors noted GIS’s representation that it did not anticipate that the Funds would experience any significant economies in the near future, given their asset size. The Independent Directors concluded that, in light of the Funds’ current asset levels, the fee schedule for each Fund reflects an appropriate level of sharing of any economies of scale.

Other Benefits to Manager. The Independent Directors also considered the character and amount of other incidental benefits received by the Managers and their affiliates as a result of their relationship with the Funds. The Independent Directors noted the Managers’ representation that each has the ability to obtain proprietary research as a result of the Funds’ brokerage business that may be used for the benefit of the Funds and other clients of the Managers. The Independent Directors concluded that management fees for each Fund were reasonable in light of these fall-out benefits.

Specific Fund Findings

The Guardian VC Low Duration Bond Fund

In determining to recommend renewal of the Management Agreement, the Independent Directors noted the underperformance of the Fund relative to its peer group during the one-year period reviewed, but concluded that a longer than one-year period was

23

■	The Guardian VC Low Duration Bond Fund

Board Approval of Investment Management Agreements (Unaudited) (Continued)

needed to assess performance. Given their conclusion that the management fee rate was within an acceptable range of the peer group’s median, the Independent Directors determined that it was appropriate to renew the Management Agreement.

Overall Conclusions

Based upon all of the information considered and the conclusions reached, the Independent Directors determined that the terms of each Advisory Agreement continue to be fair and reasonable and that the continuation of each Advisory Agreement is in the best interests of each Fund.

24

■	The Guardian VC Low Duration Bond Fund

Shareholder Voting Summary (Unaudited)

November 15, 2005

On November 15, 2005, a Special Shareholder Meeting of the Fund was held at which the eleven Directors, identified below, were elected (Proposal No. 1) and the sub-proposals in Proposal No. 2, as described in the Proxy Statement, were approved. The following is a report of the votes cast:

Proposal No. 1

Election of the Eleven Nominees for Director:

NOMINEE	FOR	WITHHELD	TOTAL
DIRECTORS
Kathleen C. Cuocolo	76,165,969.554	1,858,569.914	78,024,539.468
Frank J. Fabozzi	76,176,372.381	1,848,167.087	78,024,539.468
Arthur V. Ferrara	75,994,827.909	2,029,711.559	78,024,539.468
Leo R. Futia	75,817,210.074	2,207,329.394	78,024,539.468
William N. Goetzmann	76,164,019.071	1,860,520.397	78,024,539.468
Anne M. Goggin	76,112,215.256	1,912,324.212	78,024,539.468
William W. Hewitt	75,933,986.870	2,090,552.598	78,024,539.468
Sidney I. Lirtzman	75,898,936.066	2,125,603.402	78,024,539.468
Dennis H. Manning	76,179,952.757	1,844,586.711	78,024,539.468
Steven J. Paggioli	76,173,796.441	1,850,743.027	78,024,539.468
Robert G. Smith	75,972,333.669	2,052,205.799	78,024,539.468

Proposal No. 2

Approving an amendment to, or the elimination of, the Fund's fundamental investment restriction, as described in the Proxy Statement, with respect to the following:

SUB-PROPOSALS	FOR	AGAINST	ABSTAIN	TOTAL
2(a) Diversification of investments;	2,469,134.634	135,448.419	91,250.091	2,695,833.144
2(b) Borrowing;	2,469,134.634	135,448.419	91,250.091	2,695,833.144
2(c) Issuing senior securities;	2,469,134.634	135,448.419	91,250.091	2,695,833.144
2(d) Concentration of investments in the same industry;	2,469,134.634	135,448.419	91,250.091	2,695,833.144
2(e) Investments in real estate	2,469,134.634	135,448.419	91,250.091	2,695,833.144
2(h) Making loans, and	2,469,134.634	135,448.419	91,250.091	2,695,833.144
2(m) Pledging, mortgaging or hypothecating its assets.	2,469,134.634	135,448.419	91,250.091	2,695,833.144

25

■	The Guardian VC Low Duration Bond Fund

Proxy Voting Policies and Procedures (Unaudited)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, as well as information regarding how the Fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2005, is available free of charge upon request by logging on to www.guardianinvestor.com or the Securities and Exchange Commission’s (SEC) website at www.sec.gov.

Form N-Q (Unaudited)

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each year on the Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov, and can be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-800-SEC-0330.

Code of Ethics (Unaudited)

The Fund has adopted a code of ethics for its Principal Executive Officer and Principal Financial Officers (the “Code”). The purpose of the Code is to promote, among other things: honest and ethical conduct, including the handling of conflicts of interest; full, fair, accurate, timely and understandable disclosure in reports and documents filed with the SEC; and compliance with applicable laws and regulations. A copy of the Code has been filed with the SEC on Form N-CSR and can be obtained on the SEC’s website at www.sec.gov.

Copies of all of the above can be obtained free of charge by calling 1-800-221-3253 or by writing to Guardian Investor Services LLC at 7 Hanover Square, New York, New York 10004.

26

■ The Guardian UBS VC Large Cap Value Fund	Annual Report To Contractowners

John Leonard,

Lead Portfolio Manager

Objective:

Seeks to maximize total return, consisting of capital appreciation and current income

Portfolio:

At least 80% in equity securities issued by companies with a large market capitalization at the time of purchase

Inception Date:

February 3, 2003

Net Assets at December 31, 2005:

$58,104,232

An Update from Fund Management

For the year ending December 31, 2005, The Guardian UBS VC Large Cap Value Fund had a total return of 9.63% versus a return of 7.05% for its benchmark, the Russell 1000 Value Index.

Energy was the big story of 2005. During a record-setting hurricane season, Hurricanes Katrina and Rita devastated the United States’ Gulf Coast, forcing the evacuation of New Orleans and shutting down a significant portion of the country’s oil-refining capacity. Shortly after Katrina made landfall, oil prices jumped to a record-high $70 a barrel, while at the pump, unleaded gasoline broke the $3.00-a-gallon mark in many states. Many economic forecasters expected the worst in the wake of the hurricanes—namely, that the higher cost of energy would act as a brake on the economy—but data showed the economy to be surprisingly resilient. Unemployment, despite a spike in jobless claims related to workers displaced by the hurricanes, remained low throughout the year. Gross domestic product (GDP) growth averaged more than 3.7% for the first three quarters of 2005, inflation continued to be low, corporate earnings remained robust and consumer confidence, after plunging in the third quarter, made up for those declines to finish the year on a high note.

During the year, the bulk of the Fund’s outperformance compared to the benchmark was attributible to stock selection. On a sector level, both energy and equity REITs (in which the portfolio had an underweight position throughout the year) detracted from returns. On the other hand, the Fund’s positions in construction and real property, grocery stores and medical services all contributed to returns.

Our investment research focuses on identifying discrepancies between a security’s fundamental or intrinsic value and its observed market price. For each stock under our analysis we discount to the present all future cash flows that we believe will accrue to an investor, incorporating our analyst team’s considerations of company management, competitive advantage and each company’s core competencies. These value estimates are then compared to current market prices and ranked against the other stocks in our valuation universe. The Fund is constructed by focusing on those stocks that rank in the top 20% based on their valuation estimates and takes into account market sensitivity, common characteristic exposures and industry weightings.

The views expressed above are those of the Fund’s portfolio manager(s) as of December 31, 2005 and are subject to change without notice. They do not necessarily represent the views of UBS Global Asset Management (Americas) Inc. or Guardian Investor Services LLC. The views expressed herein are based on current market conditions and are not intended to predict or guarantee the future performance of any Fund, any individual security, any market or market segment. The composition of each Fund’s portfolio is subject to change. No recommendation is made with respect to any security discussed herein.

About information in this report:

•	It is important to consider the Fund’s investment objectives, risks, fees and expenses before investing. All funds involve some risk, including possible loss of the principal amount invested.

•	The Russell 1000 Value Index offers investors access to the large-cap value segment of the U.S. equity universe. The Russell 1000 Value is constructed to provide a comprehensive and unbiased barometer of the large-cap value market. Based on ongoing empirical research of investment manager behavior, the methodology used to determine growth probability approximates the aggregate large-cap value manager’s opportunity set. Index returns are provided for comparative purposes. Please note that the index is unmanaged and not available for direct investment and its returns do not reflect the fees and expenses that have been deducted from the Fund.

THE GUARDIAN UBS VC LARGE CAP VALUE FUND	1

■ The Guardian UBS VC Large Cap Value Fund	Annual Report To Contractowners

Top Ten Holdings  (As of 12/31/2005)

Company	Percentage of Total Net Assets
Citigroup, Inc.	6.01%
Wells Fargo & Co.	4.18%
Morgan Stanley	3.89%
J.P. Morgan Chase & Co.	3.76%
Exxon Mobil Corp.	3.51%
American Int’l. Group, Inc.	3.39%
S&P Depositary Receipts Trust Series I	3.28%
Marathon Oil Corp.	3.23%
Sprint Nextel Corp.	2.91%
Federal Home Loan Mortgage Corp.	2.64%

Sector Weightings vs. Index  (As of 12/31/2005)

Average Annual Total Returns  (For periods ended 12/31/2005)

	1 Yr	5 Yrs	10 Yrs	Since Inception 2/3/2003
The Guardian UBS VC Large Cap Value Fund	9.63%	—	—	18.71%
Russell 1000 Value Index	7.05%	—	—	18.84%

All performance data quoted is historical and the results represent past performance and neither guarantee nor predict future investment results. To obtain performance data current to the most recent month (available within 7 business days of the most recent month end), please call us at (800) 221-3253 or visit our website at www.guardianinvestor.com. Current performance may be higher or lower than the performance quoted here. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost.

Total return figures are historical and assume the reinvestment of dividends and distributions and the deduction of all Fund expenses. The actual total returns for owners of variable annuity contracts or variable life insurance policies that provide for investment in the Fund will be lower to reflect separate account and contract/policy charges. The return figures shown do not reflect the deduction of taxes that a contractowner may pay on distributions or redemption of units.

2	THE GUARDIAN UBS VC LARGE CAP VALUE FUND

■ The Guardian UBS VC Large Cap Value Fund	Annual Report To Contractowners

Growth of a Hypothetical $10,000 Investment

To give you a comparison, the chart below shows the performance of a hypothetical $10,000 investment made in the Fund and the Russell 1000 Value Index. Index returns do not include the fees and expenses of the Fund, but do include the reinvestment of dividends.

Fund Expenses

By investing in the Fund, you incur two types of costs: (1) transaction costs, including, as applicable, sales charges on purchase payments, reinvested dividends, or other distributions; redemption fees and exchange fees; and (2) ongoing costs, including, as applicable, management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other underlying funds.

The example is based on an investment of $1,000 invested on July 1, 2005 and held for six months ended December 31, 2005.

Actual Expenses

The first line in the table provides information about actual account values and actual expenses. You may use the information in this row, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

THE GUARDIAN UBS VC LARGE CAP VALUE FUND	3

■ The Guardian UBS VC Large Cap Value Fund	Annual Report To Contractowners

Hypothetical Example for Comparison Purposes

The second line in the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if transactional costs were included, your costs would have been higher.

	Beginning Account Value July 1, 2005	Ending Account Value Dec. 31, 2005	Expenses Paid During Period*	Annualized Expense Ratio
Actual	$1,000.00	$1,074.20	$5.33	1.02%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.06	$5.19	1.02%

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 184/365 (to reflect the Fund’s most recent fiscal half-year).

4	THE GUARDIAN UBS VC LARGE CAP VALUE FUND

■	The Guardian UBS VC Large Cap Value Fund

Schedule of Investments

December 31, 2005

Shares		Value

Common Stocks — 95.4%
Aerospace and Defense — 3.1%
16,700	Lockheed Martin Corp.	$1,062,621
11,900	Northrop Grumman Corp.	715,309

		1,777,930

Air Freight and Logistics — 1.7%
9,800	FedEx Corp.	1,013,222

Auto Components — 2.8%
8,900	BorgWarner, Inc.	539,607
14,600	Johnson Controls, Inc.	1,064,486

		1,604,093

Automobiles — 0.8%
8,900	Harley-Davidson, Inc.	458,261

Beverages — 1.2%
16,100	Anheuser-Busch Cos., Inc.	691,656

Biotechnology — 1.3%
11,600	Cephalon, Inc.*	750,984

Building Products — 1.6%
30,500	Masco Corp.	920,795

Capital Markets — 7.4%
39,200	Mellon Financial Corp.	1,342,600
39,800	Morgan Stanley	2,258,252
14,100	Northern Trust Corp.	730,662

		4,331,514

Commercial Banks — 10.1%
21,658	Bank of America Corp.	999,516
35,900	Fifth Third Bancorp	1,354,148
17,700	PNC Financial Svcs. Group	1,094,391
38,700	Wells Fargo & Co.	2,431,521

		5,879,576

Commercial Services and Supplies — 0.9%
31,500	Cendant Corp.	543,375

Diversified Financial Services — 9.8%
72,000	Citigroup, Inc.	3,494,160
55,000	J.P. Morgan Chase & Co.	2,182,950

		5,677,110

Diversified Telecommunication Services — 1.8%
42,800	AT & T, Inc.	1,048,172

Electric Utilities — 6.5%
29,300	American Electric Power, Inc.	1,086,737
27,000	Exelon Corp.	1,434,780
14,500	FirstEnergy Corp.	710,355
23,300	Pepco Hldgs., Inc.	521,221

		3,753,093

Energy Equipment and Services — 1.8%
6,300	Baker Hughes, Inc.	382,914
13,500	GlobalSantaFe Corp.	650,025

		1,032,939

Food and Staples Retailing — 3.5%
25,900	Costco Wholesale Corp.	1,281,273
39,500	Kroger Co.*	745,760

		2,027,033

Health Care Providers and Services — 4.0%
5,500	Caremark Rx, Inc.*	284,845
15,000	Medco Health Solutions, Inc.*	837,000

Shares		Value

19,000	UnitedHealth Group, Inc.	$1,180,660

		2,302,505

Information Technology Services — 1.2%
24,700	Accenture Ltd. — Class A	713,089

Insurance — 5.2%
28,900	American Int’l. Group, Inc.	1,971,847
12,200	Hartford Financial Svcs. Group, Inc.	1,047,858

		3,019,705

Internet and Catalog Retail — 1.4%
33,600	Expedia, Inc.*	805,056

Machinery — 2.1%
14,000	Illinois Tool Works, Inc.	1,231,860

Media — 5.1%
2,275	CCE Spinco, Inc.*	29,802
18,200	Clear Channel Comm., Inc.	572,390
14,100	Omnicom Group, Inc.	1,200,333
35,100	The DIRECTV Group, Inc.*	495,612
22,500	Univision Comm., Inc. — Class A*	661,275

		2,959,412

Multi–Utilities — 1.5%
15,200	NiSource, Inc.	317,072
12,600	Sempra Energy	564,984

		882,056

Oil, Gas and Consumable Fuels — 6.7%
36,300	Exxon Mobil Corp.	2,038,971
30,800	Marathon Oil Corp.	1,877,876

		3,916,847

Pharmaceuticals — 4.2%
22,000	Bristol-Myers Squibb Corp.	505,560
9,100	Johnson & Johnson	546,910
30,000	Wyeth	1,382,100

		2,434,570

Road and Rail — 2.1%
16,900	Burlington Northern Santa Fe	1,196,858

Software — 2.1%
47,700	Microsoft Corp.	1,247,355

Thrifts and Mortgage Finance — 2.6%
23,500	Federal Home Loan Mortgage Corp.	1,535,725

Wireless Telecommunication Services — 2.9%
72,374	Sprint Nextel Corp.	1,690,657

	Total Common Stocks (Cost $42,672,882)	55,445,448

Exchange-Traded Fund — 3.3%
15,300	S&P Depositary Receipts Trust Series I exp. 12/31/2099 (Cost $1,901,943)	$1,905,003

See notes to financial statements.

5

■	The Guardian UBS VC Large Cap Value Fund

Schedule of Investments (Continued)

December 31, 2005

Principal Amount		Value

Repurchase Agreement — 1.3%
$732,000	State Street Bank and Trust Co. repurchase agreement, dated 12/30/2005, maturity value of $732,335 at 4.12%, due 1/3/2006 (1) (Cost $732,000)	$732,000

Total Investments — 100.0% (Cost $45,306,825)		58,082,451
Cash, Receivables, and Other Assets Less Liabilities — 0.0%		21,781

Net Assets — 100%		$58,104,232

*	Non-income producing security.
(1)	The repurchase agreement is fully collateralized by $745,000 in U.S. Government Agency, 5.50%, due 11/16/2015, with a value of $748,725.

See notes to financial statements.

6

■	The Guardian UBS VC Large Cap Value Fund

Statement of Assets and Liabilities

December 31, 2005

ASSETS
Investments, at market (cost $45,306,825)	$58,082,451
Cash	825
Dividends receivable	76,009
Receivable for fund shares sold	14,872
Interest receivable	168
Other assets	1,553

Total Assets	58,175,878

LIABILITIES
Accrued expenses	30,330
Payable for fund shares redeemed	390
Due to GIS	40,926

Total Liabilities	71,646

Net Assets	$58,104,232

COMPONENTS OF NET ASSETS
Capital stock, at par	$4,658
Additional paid-in capital	44,477,509
Undistributed net investment income	3,514
Accumulated net realized gain on investments	842,925
Net unrealized appreciation of investments	12,775,626

Net Assets	$58,104,232

Shares Outstanding — $0.001 Par Value	4,657,728

Net Asset Value Per Share	$12.47

Statement of Operations

Year Ended

December 31, 2005

INVESTMENT INCOME
Dividends	$1,306,187
Interest	28,321

Total Income	1,334,508

Expenses:
Investment advisory fees — Note B	496,952
Custodian fees	55,228
Audit fees	23,928
Printing expense	19,527
Directors’ fees — Note B	6,885
Other	9,204

Total Expenses	611,724

Net Investment Income	722,784

REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS — NOTE C
Net realized gain on investments — Note A	7,969,413
Net change in unrealized appreciation of investments — Note C	(3,610,213)

Net Realized and Unrealized Gain on Investments	4,359,200

NET INCREASE IN NET ASSETS FROM OPERATIONS	$5,081,984

See notes to financial statements.

7

■	The Guardian UBS VC Large Cap Value Fund

Statements of Changes in Net Assets

	Year Ended December 31,
	2005	2004
INCREASE/(DECREASE) IN NET ASSETS
From Operations:
Net investment income	$722,784	$699,003
Net realized gain on investments	7,969,413	4,177,003
Net change in unrealized appreciation of investments	(3,610,213)	3,715,505

Net Increase in Net Assets Resulting from Operations	5,081,984	8,591,511

Dividends and Distributions to Shareholders from:
Net investment income	(747,978)	(674,304)
Net realized gain on investments	(7,973,280)	(5,211,406)

Total Dividends and Distributions to Shareholders	(8,721,258)	(5,885,710)

From Capital Share Transactions:
Net increase/(decrease) in net assets from capital share transactions — Note E	(12,151,920)	12,696,658

Net Increase/(Decrease) in Net Assets	(15,791,194)	15,402,459

NET ASSETS:

Beginning of year	73,895,426	58,492,967

End of year*	$58,104,232	$73,895,426

* Includes undistributed net investment income of:	$3,514	$28,708

See notes to financial statements.

8

■	The Guardian UBS VC Large Cap Value Fund

Financial Highlights

Selected data for a share of capital stock outstanding throughout the periods indicated:

	Year Ended December 31,		Period from February 3, 2003† to December 31, 2003
	2005	2004
Net asset value, beginning of period	$13.35	$12.82	$10.00

Income from investment operations:
Net investment income	0.19	0.14	0.14
Net realized and unrealized gain on investments	1.09	1.57	3.06

Net increase from investment operations	1.28	1.71	3.20

Dividends and distributions to shareholders from:
Net investment income	(0.19)	(0.14)	(0.14)
Net realized gain on investments	(1.97)	(1.04)	(0.24)

Total dividends and distributions	(2.16)	(1.18)	(0.38)

Net asset value, end of period	$12.47	$13.35	$12.82

Total return*	9.63%	13.74%	32.07	%(a)

Ratios/supplemental data:
Net assets, end of period (000’s omitted)	$58,104	$73,895	$58,493
Ratio of expenses to average net assets	1.02%	0.97%	1.08	%(b)
Ratio of net investment income to average net assets	1.21%	1.12%	1.27	%(b)
Portfolio turnover rate	40%	41%	48%

†	Commencement of operations.
*	Total returns do not reflect the effects of charges deducted pursuant to the terms of GIAC’s variable contracts.
Inclusion of such charges would reduce the total returns for all periods shown.
(a)	Not annualized.
(b)	Annualized.

See notes to financial statements.

9

■	The Guardian UBS VC Large Cap Value Fund

Notes to Financial Statements

December 31, 2005

Note A.	Organization and Accounting Policies

The Guardian UBS VC Large Cap Value Fund (the Fund or GLCVF) is a series of The Guardian Variable Contract Funds, Inc. (GVCF). GVCF is incorporated in the state of Maryland and is a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended (1940 Act). The financial statements for the other remaining series of GVCF are presented in separate reports.

Shares of GLCVF are only sold to certain separate accounts of The Guardian Insurance & Annuity Company, Inc. (GIAC). GIAC is a wholly-owned subsidiary of The Guardian Life Insurance Company of America.

The preparation of financial statements in conformity with U.S. generally accepted accounting principles (GAAP) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income, gains (losses) and expenses during the reporting period. Actual results could differ from those estimates.

Significant accounting policies of the Fund are as follows:

Investments

Securities listed on national securities exchanges are valued at the last sale price on such exchanges, or if no sale occurred, at the mean of the closing bid and asked prices. Securities that are traded on the NASDAQ National Securities Market are valued at the NASDAQ Official Closing Price.

Pursuant to valuation procedures approved by the Board of Directors, certain debt securities may be valued each business day by an independent pricing service (Service). Debt securities for which quoted bid prices are readily available and representative of the bid side of the market, in the judgment of the Service, are valued at the bid price. Other debt securities that are valued by the Service are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions.

Other securities, including securities for which market quotations are not readily available (such as restricted securities, illiquid securities and foreign securities subject to a “significant event”) are valued at fair value as determined in good faith by or under the direction of GVCF’s Board of Directors. A “significant event” is an event that will affect the value of a portfolio security that occurs after the close of trading in the security’s primary trading market or exchange but before the Fund’s NAV is calculated.

Investing outside of the U.S. may involve certain considerations and risks not typically associated with domestic investments, including the possibility of political and economic unrest and different levels of governmental supervision and regulation of foreign securities markets.

Futures contracts are valued at the settlement prices established by the boards of trade or exchanges on which they are traded.

Repurchase agreements are carried at cost which approximates market value (see Note D).

Investment transactions are recorded on the date of purchase or sale. Security gains or losses are determined on an identified cost basis. Interest income, including amortization/accretion of premium/discount, is accrued daily. Dividend income is recorded on the ex-dividend date.

Foreign Currency Translation

GLCVF is permitted to buy international securities that are not U.S. dollar denominated. GLCVF’s books and records are maintained in U.S. dollars as follows:

(1)   The foreign currency market value of investment securities and other assets and liabilities stated in foreign currencies are translated into U.S. dollars at the current rate of exchange.

(2)   Security purchases and sales, income and expenses are translated at the rate of exchange prevailing on the respective dates of such transactions.

The resulting gains and losses are included in the Statement of Operations as follows:

Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Realized foreign exchange gains and losses, which result from changes in foreign exchange rates between the date on which GLCVF earns dividends and interest or pays foreign withholding taxes or other expenses and the date on which U.S. dollar equivalent amounts are actually received or paid, are included in net realized gains or losses on foreign currency related transactions. Realized foreign

10

■	The Guardian UBS VC Large Cap Value Fund

Notes to Financial Statements (Continued)

December 31, 2005

exchange gains and losses which result from changes in foreign exchange rates between the trade and settlement dates on security and currency transactions are also included in net realized gains and losses on foreign currency related transactions. Net currency gains and losses from valuing other assets and liabilities denominated in foreign currency at the period end exchange rate are reflected in net change in unrealized appreciation or depreciation from translation of other assets and liabilities denominated in foreign currencies.

Forward Foreign Currency Contracts

GLCVF may enter into forward foreign currency contracts in connection with planned purchases or sales of securities, or to hedge against changes in currency exchange rates affecting the values of its investments that are denominated in a particular currency. A forward foreign currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward exchange rate. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. Fluctuations in the value of forward foreign currency contracts are recorded for book purposes as unrealized gains or losses from translation of other assets and liabilities denominated in foreign currencies by GLCVF. When forward contracts are closed, GLCVF will record realized gains or losses equal to the difference between the values of such forward contracts at the time each was opened and the values at the time each was closed. Such amounts are recorded in net realized gains or losses on foreign currency related transactions. GLCVF will not enter into a forward foreign currency contract if such contract would obligate it to deliver an amount of foreign currency in excess of the value of its portfolio securities or other assets denominated in that currency.

Futures Contracts

GLCVF may enter into financial futures contracts for the delayed delivery of securities, currency or contracts based on financial indices at a fixed price on a future date. In entering into such contracts, GLCVF is required to deposit either in cash or securities an amount equal to a certain percentage of the contract amount. Subsequent payments are made or received by GLCVF each day, depending on the daily fluctuations in the value of the underlying security, and are recorded for financial statement purposes as variation margins by GLCVF. The daily changes in the variation margin are recognized as unrealized gains or losses by GLCVF. GLCVF’s investments in financial futures contracts are designed to hedge against anticipated future changes in interest or exchange rates or securities prices. In addition, GLCVF may enter into financial futures contracts for non-hedging purposes. Should interest or exchange rates, securities prices or prices of futures contracts move unexpectedly, GLCVF may not achieve the anticipated benefits of the financial futures contracts and may realize a loss.

Dividend Distributions

Dividends from net investment income are declared and paid semi-annually for GLCVF. Net realized short-term and long-term capital gains for GLCVF will be distributed at least annually. All such dividends and distributions are credited in the form of additional shares of GLCVF at the net asset value on the ex-dividend date.

All dividends and distributions are recorded on the ex-dividend date. Such distributions are determined in conformity with federal income tax regulations. Differences between the recognition of income on an income tax basis and recognition of income based on GAAP may cause temporary overdistributions of net realized gains and net investment income on a GAAP basis.

The tax character of dividends and distributions paid to shareholders during the years ended December 31, 2005 and 2004 were as follows:

	Ordinary Income	Long-Term Capital Gain	Total
2005	$2,144,666	$6,576,592	$8,721,258
2004	3,326,669	2,559,041	5,885,710

As of December 31, 2005, the components of distributable earnings on a tax basis were as follows:

Undistributed Ordinary Income	Long-Term Gain	Unrealized Appreciation
$37,268	$883,366	$12,701,431

Taxes

GLCVF has qualified and intends to remain qualified to be taxed as a “regulated investment company” under the provisions of the U.S. Internal Revenue Code (Code), and as such will not be subject to federal income tax on taxable income (including any realized capital gains) which is distributed in accordance with the provisions of the Code. Therefore, no federal income tax provision is required.

Reclassification of Capital Accounts

The treatment for financial statement purposes of distributions made during the year from net investment income

11

■	The Guardian UBS VC Large Cap Value Fund

Notes to Financial Statements (Continued)

December 31, 2005

and net realized gains may differ from their ultimate treatment for federal income tax purposes. These differences primarily are caused by differences in the timing of the recognition of certain components of income or capital gains, and the recharacterization of foreign exchange gains or losses to either ordinary income or realized capital gains for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications would have no effect on net assets, results of operations, or net asset value per share of the Fund.

Note B.	Investment Advisory Agreements and Payments to or from Related Parties

The Fund has an investment advisory agreement with Guardian Investor Services LLC (GIS), a wholly-owned subsidiary of GIAC. Fees for investment advisory are at an annual rate of 0.83% of the average daily net assets of the Fund. GIS has entered into a sub-investment advisory agreement with UBS Global Asset Management (Americas), Inc. (UBS Global AM). UBS Global AM is responsible for the day-to-day management of GLCVF. GIS continually monitors and evaluates the performance of UBS Global AM. As compensation for its services, GIS pays UBS Global AM at an annual rate of 0.43% of GLCVF’s average daily net assets. Payment of sub-investment advisory fees does not represent a separate or additional expense to GLCVF.

The Guardian Fund Complex pays directors who are not “interested persons” (as defined in the 1940 Act) fees consisting of a $5,000 per meeting fee and an annual retainer of $30,500, allocated among all funds in the Guardian Fund Complex based on their relative average daily net assets. Board committee members also receive a fee of $2,000 per committee meeting, which also is allocated among all funds in the Guardian Fund Complex based on their relative average daily net assets. Additional compensation is paid to the Chairmen of the Nominating and Governance Committee and the Audit Committee, respectively. GIS pays compensation to certain directors who are interested persons. Certain officers and directors of the Fund are affiliated with GIS.

Note C.	Investment Transactions

Purchases and proceeds from sales of securities (excluding short-term securities) amounted to $23,932,073 and $43,316,393, respectively, during the year ended December 31, 2005.

The gross unrealized appreciation and depreciation of investments, on a tax basis, at December 31, 2005 aggregated $13,189,890 and $488,459, respectively, resulting in net unrealized appreciation of $12,701,431. The cost of investments owned at December 31, 2005 for federal income tax purposes was $45,381,020.

Note D.	Repurchase Agreements

The collateral for repurchase agreements is either cash or fully negotiable U.S. government securities. Repurchase agreements are fully collateralized (including the interest earned thereon) and such collateral is marked-to-market daily while the agreements remain in force. If the value of the collateral falls below the value of the repurchase price plus accrued interest, GLCVF will require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults, GLCVF maintains the right to sell the collateral and may claim any resulting loss against the seller.

Note E.	Transactions in Capital Stock

There are 100,000,000 shares of $0.001 par value capital stock authorized for GLCVF. Transactions in capital stock were as follows:

	Year Ended December 31,		Year Ended December 31,
	2005	2004	2005	2004
	Shares		Amount
Shares sold	603,899	756,276	$8,086,451	$9,849,542
Shares issued in reinvestment of dividends and distributions	689,327	450,427	8,721,258	5,885,710
Shares repurchased	(2,172,377)	(234,205)	(28,959,629)	(3,038,594)

Net increase/decrease	(879,151)	972,498	$(12,151,920)	$12,696,658

12

■	The Guardian UBS VC Large Cap Value Fund

Notes to Financial Statements (Continued)

December 31, 2005

Note F.	Line of Credit

A $100,000,000 line of credit available to GLCVF and other related Guardian Funds has been established with State Street Bank and Trust Company and Bank of Montreal. The rate of interest charged on any borrowing is based upon the prevailing Federal Funds rate at the time of the loan plus 0.50% calculated on a 360 day basis per annum. For the year ended December 31, 2005, none of the funds borrowed against this line of credit.

The funds are obligated to pay State Street Bank and Trust Company and Bank of Montreal a commitment fee computed at a rate of 0.08% per annum on the average daily unused portion of the revolving credit.

Note G.	Management Information (Unaudited)

The directors and officers of GLCVF are named below. Information about their principal occupations during the past five years and certain other affiliations is also provided. The business address of each director and officer is 7 Hanover Square, New York, New York 10004, unless otherwise noted. The “Guardian Fund Complex” referred to in this biographical information is composed of (1) The Park Avenue Portfolio (a series fund that issues its shares in thirteen series), (2) The Guardian Variable Contract Funds, Inc. (a series fund that issues its shares in seven series), (3) The Guardian Bond Fund, Inc., (4) The Guardian Cash Fund, Inc. and (5) GIAC Funds, Inc. (a series fund that issues its shares in three series).

Name, Address and Year of Birth	Position with Fund	Term of Office and Length of Time Served†	Principal Occupations During Past 5 Years	Number of Funds in the Guardian Fund Complex Overseen by Director	Other Directorships

Interested Directors*

Arthur V. Ferrara (1930)	Director	Since 1987	Retired. Director and former Chairman of the Board and Chief Executive Officer, The Guardian Life Insurance Company of America. Director (Trustee) of all of the mutual funds within the Guardian Fund Complex.	25	Director of various mutual funds sponsored by Gabelli Asset Management.

Leo R. Futia (1919)	Director	Since 1982	Retired. Director and former Chairman of the Board and Chief Executive Officer, The Guardian Life Insurance Company of America. Director (Trustee) of all of the mutual funds within the Guardian Fund Complex.	25	None.

Dennis J. Manning 81 Graenest Ridge Road Wilton, Connecticut 06897 (1947)	Director	Since 2003	President and Chief Executive Officer, The Guardian Life Insurance Company of America since 1/03; President and Chief Operating Officer, 1/02 to 12/02; Executive Vice President and Chief Operating Officer, 1/01 to 12/01; Executive Vice President, Individual Markets and Group Pensions, 1/99 to 12/00. Director (Trustee) of all of the mutual funds within the Guardian Fund Complex.	25	Director of The Guardian Life Insurance Company of America and The Guardian Insurance & Annuity Company, Inc. Manager, Guardian Investor Services LLC and Park Avenue Securities LLC. Director of various Guardian Life Subsidiaries.

*	“Interested” Director means one who is an “interested person” under the Investment Company Act of 1940 by virtue of a current or past position with Guardian Life, the indirect parent company of GIS, the investment adviser of certain Funds in the Guardian Fund Complex.
†	There is no set term of office for Directors and Officers. The table reflects the year from which each person has served as Director and/or Officer.

13

■	The Guardian UBS VC Large Cap Value Fund

Notes to Financial Statements (Continued)

December 31, 2005

Name, Address and Year of Birth	Position with Fund	Term of Office and Length of Time Served†	Principal Occupations During Past 5 Years	Number of Funds in the Guardian Fund Complex Overseen by Director	Other Directorships

Disinterested Directors

Kathleen C. Cuocolo (1952)	Director	Since 11/16/05	Principal, Cuocolo Associates (corporate governance and operations consulting firm), 2003 to present; Executive Vice President, State Street Corporation, prior thereto. Employed by State Street Corporation in various capacities since 1982. Director (Trustee) of all of the mutual funds within the Guardian Fund Complex.	25	Chairman, Board of Directors, Select Sector S&P Depository Receipts Series Trust (9 exchange traded funds), 1999 to present; Director, World Markets PLC (global performance and analytics company), 2002 to present; Director, The China Fund, Inc., 2001 to 2003; Board of Advisors, Venturi Aeration, Inc. (water remediation services), 2001 to present; Board of Advisors, Inter- Unity Group (systems optimization consulting firm), 2003 to present.

Frank J. Fabozzi, Ph.D. (1948)	Director	Since 1992	Adjunct Professor of Finance, School of Management — Yale University, 2/94 to present; Editor, Journal of Portfolio Management. Director (Trustee) of all of the mutual funds within the Guardian Fund Complex.	25	Director (Trustee) of various closed-end investment companies sponsored by BlackRock Financial Management. Director of BlackRock Funds (47 funds).

William N. Goetzmann, Ph.D. (1956)	Director	Since 11/16/05	Edwin J. Beinecke Professor of Finance and Management Studies, Yale School of Management, 7/94 to present; Director, International Center for Finance, Yale School of Management, 7/99 to present; Visiting professor, Harvard Business School, 7/05 to present. Director (Trustee) of all of the mutual funds within the Guardian Fund Complex.	25	Member of the Board of Directors of the Commonfund.

†	There is no set term of office for Directors and Officers. The table reflects the year from which each person has served as Director and/or Officer.

14

■	The Guardian UBS VC Large Cap Value Fund

Notes to Financial Statements (Continued)

December 31, 2005

Name, Address and Year of Birth	Position with Fund	Term of Office and Length of Time Served†	Principal Occupations During Past 5 Years	Number of Funds in the Guardian Fund Complex Overseen by Director	Other Directorships

Anne M. Goggin, Esq. (1948)	Director	Since 2004	Attorney at law in private practice since 8/04; Partner, Edwards and Angell, LLP, 4/04 to 8/04; Chief Counsel, Metropolitan Life Insurance Company, 6/00 to 12/03; Senior Vice President and General Counsel, New England Life Insurance Company, 6/00 to 12/03; Chairman, President and Chief Executive Officer, MetLife Advisors LLC, 6/99 to 12/03; Chairman of the Board, Metropolitan Series Fund, 1/02 to 12/03; Chairman of the Board, New England Zenith Fund, 6/99 to 12/03. Director (Trustee) of all of the mutual funds within the Guardian Fund Complex.	25	None.

William W. Hewitt, Jr. (1928)	Director	Since 1989	Retired. Former Executive Vice President, Shearson Lehman Brothers, Inc. Director (Trustee) of all of the mutual funds within the Guardian Fund Complex.	25	None.

Sidney I. Lirtzman, Ph.D. 200 East 57th Street #10H New York, New York 10022 (1930)	Director	Since 1987	Emanuel Saxe Emeritus Professor of Management, Zicklin School of Business, Baruch College, City University of New York since 11/04; Emanuel Saxe Professor of Management 9/96 to 10/04; Dean from 10/95 to 9/02; Interim President 9/99 to 9/00. President, Fairfield Consulting Associates, Inc. Director (Trustee) of all of the mutual funds within the Guardian Fund Complex.	25	Director, since 6/01 Youthstream, Inc. Member, Advisory Board of Directors, New York City Independent Budget Office 5/98 to 5/01.

Steven J. Paggioli (1950)	Director	Since 11/16/05	Independent consultant on investment company matters since 7/01; Executive Vice President, Director and Principal of The Wadsworth Group (administration, consulting and executive search firm) prior thereto. Director (Trustee) of all of the mutual funds within the Guardian Fund Complex.	25	Trustee and Audit Committee Member, Managers Funds and Managers AMG Funds (36 portfolios), 6/90 to present; Trustee, Professionally Managed Portfolios (20 portfolios), 5/91 to present; Advisory Board Member, Sustainable Growth Advisers, L.P., 10/02 to present.

†	There is no set term of office for Directors and Officers. The table reflects the year from which each person has served as Director and/or Officer.

15

■	The Guardian UBS VC Large Cap Value Fund

Notes to Financial Statements (Continued)

December 31, 2005

Name, Address and Year of Birth	Position with Fund	Term of Office and Length of Time Served†	Principal Occupations During Past 5 Years	Number of Funds in the Guardian Fund Complex Overseen by Director	Other Directorships

Robert G. Smith, Ph.D. 132 East 72nd Street, Apt. #1 New York, New York 10021 (1932)	Director	Since 1982	Chairman and Chief Executive Officer, Smith Affiliated Capital Corp. since 4/82. Director (Trustee) of all of the mutual funds within the Guardian Fund Complex.	25	Governor appointments as Director of New York Health Care Reform Act Charitable Organization and Nassau County Interim Finance Authority. Senior private member of the New York State Financial Control Board for New York City. Senior Director for the New York State Comptroller’s Investment Advisory Committee for State Pension Funds (Commonfund).

Name, Address and Year of Birth	Position with Fund	Term of Office and Length of Time Served†	Principal Occupations During Past 5 Years	Number of Funds in the Guardian Fund Complex for which Officer Serves

Officers

Joseph A. Caruso (1952)	Senior Vice President and Secretary	Since 1992	Director, The Guardian Life Insurance Company of America since 1/05; Senior Vice President and Corporate Secretary, The Guardian Life Insurance Company of America since 1/01; Vice President and Corporate Secretary prior thereto. Director, Senior Vice President and Secretary, The Guardian Insurance & Annuity Company, Inc. Manager, Senior Vice President and Corporate Secretary, Guardian Investor Services LLC. Director, Senior Vice President and Secretary, Park Avenue Life Insurance Company; Manager, Park Avenue Securities LLC; Senior Vice President and Secretary of Guardian Baillie Gifford Limited, and all of the mutual funds within the Guardian Fund Complex. Director and Officer of various Guardian Life subsidiaries.	25

†	There is no set term of office for Directors and Officers. The table reflects the year from which each person has served as Director and/or Officer.

16

■	The Guardian UBS VC Large Cap Value Fund

Notes to Financial Statements (Continued)

December 31, 2005

Name, Address and Year of Birth	Position with Fund	Term of Office and Length of Time Served†	Principal Occupations During Past 5 Years	Number of Funds in the Guardian Fund Complex for which Officer Serves

Richard A. Cumiskey (1960)	Chief Compliance Officer	Since 2002	Second Vice President, Equity Administration and Oversight, The Guardian Life Insurance Company of America since 1/01; Assistant Vice President, Equity Administration and Oversight prior thereto. Senior Vice President and Chief Compliance Officer of The Guardian Insurance & Annuity Company, Inc. and Guardian Investor Services LLC since 4/04; Second Vice President and Compliance Officer prior thereto. Chief Compliance Officer of all of the mutual funds within the Guardian Fund Complex.	25

Manind V. Govil (1969)	Managing Director	Since 2005	Managing Director and Head of Equity Investments at The Guardian Life Insurance Company of America since 8/05; Lead Portfolio Manager — Large Cap Blend/Core Equity, Co-Head of Equities and Head of Equity Research at Mercantile Capital Advisers since 2001; Lead Portfolio Manager — Core Equity at Mercantile Capital Advisers prior thereto. Officer of various mutual funds within the Guardian Fund Complex.	23

Jonathan C. Jankus (1947)	Managing Director	Since 1999	Managing Director, The Guardian Life Insurance Company of America. Officer of various mutual funds within the Guardian Fund Complex.	20

Stewart M. Johnson (1952)	Senior Director	Since 2002	Senior Director, The Guardian Life Insurance Company of America since 1/02. Second Vice President from 12/00 to 1/02; Assistant Vice President prior thereto. Officer of various mutual funds within the Guardian Fund Complex.	20

Nydia Morrison (1958)	Controller	Since 2003	Director, Mutual Fund Reporting, The Guardian Life Insurance Company of America since 5/04; Manager prior thereto. Officer of all of the mutual funds within the Guardian Fund Complex.	25

†	There is no set term of office for Directors and Officers. The table reflects the year from which each person has served as Director and/or Officer.

17

■	The Guardian UBS VC Large Cap Value Fund

Notes to Financial Statements (Continued)

December 31, 2005

Name, Address and Year of Birth	Position with Fund	Term of Office and Length of Time Served†	Principal Occupations During Past 5 Years	Number of Funds in the Guardian Fund Complex for which Officer Serves

Frank L. Pepe (1942)	Vice President and Treasurer	Since 1995	Vice President and Equity Controller, The Guardian Life Insurance Company of America. Senior Vice President and Controller, The Guardian Insurance & Annuity Company, Inc. since 4/04; Vice President and Controller prior thereto. Senior Vice President and Controller, Guardian Investor Services LLC. Vice President and Treasurer of all of the mutual funds within the Guardian Fund Complex.	25

Richard T. Potter, Jr. (1954)	Vice President and Counsel	Since 1992	Vice President and Equity Counsel, The Guardian Life Insurance Company of America. Senior Vice President and Counsel, The Guardian Insurance & Annuity Company, Inc. and Guardian Investor Services LLC since 4/04; Vice President and Counsel prior thereto. Vice President and Counsel of Park Avenue Securities LLC and all of the mutual funds within the Guardian Fund Complex.	25

Robert A. Reale (1960)	Managing Director	Since 2001	Managing Director, The Guardian Life Insurance Company of America, The Guardian Insurance & Annuity Company, Inc. and Guardian Investor Services LLC since 3/01; Second Vice President 10/99 to 2/01. Assistant Vice President, Metropolitan Life prior thereto. Officer of all of the mutual funds within the Guardian Fund Complex.	25

Thomas G. Sorell (1955)	President	Since 2003	Executive Vice President and Chief Investment Officer, The Guardian Life Insurance Company of America since 1/03; Senior Managing Director, Fixed Income Securities since 3/00; Vice President, Fixed Income Securities prior thereto. Managing Director, Investments: Park Avenue Life Insurance Company. President of all of the mutual funds within the Guardian Fund Complex.	25

†	There is no set term of office for Directors and Officers. The table reflects the year from which each person has served as Director and/or Officer.

18

■	The Guardian UBS VC Large Cap Value Fund

Notes to Financial Statements (Continued)

December 31, 2005

Name, Address and Year of Birth	Position with Fund	Term of Office and Length of Time Served†	Principal Occupations During Past 5 Years	Number of Funds in the Guardian Fund Complex for which Officer Serves

Donald P. Sullivan, Jr. (1954)	Vice President	Since 1995	Vice President, Equity Administration, The Guardian Life Insurance Company of America. Vice President, The Guardian Insurance & Annuity Company, Inc. and Guardian Investor Services LLC. Officer of all of the mutual funds within the Guardian Fund Complex.	25

The Statement of Additional Information includes additional information about fund directors and is available upon request, without charge, by calling 1-800-221-3253 or by writing to Guardian Investor Services LLC at 7 Hanover Square, New York, New York 10004.

†	There is no set term of office for Directors and Officers. The table reflects the year from which each person has served as Director and/or Officer.

19

■	The Guardian UBS VC Large Cap Value Fund

Report of Ernst & Young LLP,

Independent Registered Public Accounting Firm

Board of Directors of The Guardian Variable Contract Funds, Inc. and

Shareholders of The Guardian UBS VC Large Cap Value Fund (the Fund)

We have audited the accompanying statement of assets and liabilities of The Guardian UBS VC Large Cap Value Fund, (one of the series constituting The Guardian Variable Contract Funds, Inc.), including the schedule of investments, as of December 31, 2005, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2005, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Guardian UBS VC Large Cap Value Fund, a series of The Guardian Variable Contract Funds, Inc., at December 31, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

February 8, 2006

20

■	Guardian UBS VC Large Cap Value Fund

Board Approval of Investment Management Agreements (Unaudited)

The Boards of Directors of The Guardian Variable Contract Funds, Inc. (“GVCF”), GIAC Funds, Inc. (“GIAC”), The Guardian Bond Fund, Inc. (“GBF” and a “Fund”) and The Guardian Cash Fund, Inc. (“GCF” and a “Fund”) (together, the series of GVCF and GIAC, and GBF and GCF are referred to as the “Funds,”) approved the renewal of the management agreement for each Fund and, as applicable, the subadvisory agreement for each Fund on November 17, 2005. As a part of the renewal process, the Boards of Directors of GVCF, GIAC, GBF and GCF met independently of Fund management and of the interested Board Members to consider the renewal of: (1) the management agreement (“Management Agreement”) between each of the Funds and Guardian Investor Services LLC (“GIS”) or as applicable, Guardian Baillie Gifford Limited (“GBG” and together with GIS, each referred to as a “Manager”); (2) as applicable, the subadvisory agreements (each a “Subadvisory Agreement”) between GBG and Baillie Gifford Overseas Limited (“BGO”) and the subadvisory agreements between GIS and UBS Global Asset Management (Americas) Inc. (“UBS” and together with BGO, each referred to as a “Subadvisor”). (The Management Agreements and the Subadvisory Agreements are together referred to as the “Advisory Agreements.”) As part of the review process, the Independent Directors were represented by independent legal counsel. The Independent Directors reviewed comprehensive materials received from the Managers, Subadvisors and independent counsel in connection with contract review. The Independent Directors noted that each Board also received regular information throughout the year regarding performance and operating results of each Fund and that in evaluating the Advisory Agreements, they were taking into account their accumulated experience as Board members in working with the Managers on matters relating to the Funds.

In preparation for the review process, the Independent Directors met with independent legal counsel and discussed the type and nature of information to be provided and sent a formal request for information to Fund management. The Managers and Subadvisors provided extensive information to all Board members in response to the request. Among other information, the Independent Directors reviewed materials to assess the services provided by each Manager and Subadvisor, and, as applicable, information comparing the performance, advisory fees and expense ratios of each Fund to other mutual funds, information about the profitability from the Advisory Agreements to the Managers and to the Subadvisors, information about economies of scale and information about the other benefits to the Managers and Subadvisors and their affiliates resulting from their relationship with the Funds (“fall-out benefits”). The Independent Directors reviewed comparative performance and management fee and expense ratios of peer groups of funds selected by Morningstar, Inc. (“Morningstar”). The Independent Directors also received a memorandum from independent legal counsel advising them of their duties and responsibilities in connection with the review of the Advisory Agreements. In preparation for the November 17th meeting, the Independent Directors met on November 3, 2005, to review and discuss with independent legal counsel the information provided by Morningstar.

Based upon their review, the Independent Directors concluded that it was in the best interest of each Fund to renew each relevant Advisory Agreement and, accordingly, recommended to the full Board of each Fund the renewal of each applicable Advisory Agreement. In reaching this conclusion for each Fund, the Independent Directors did not identify any single factor or group of factors as all important or controlling and considered all factors together.

Management Agreements

Nature, Quality and Extent of Services. In reviewing the nature, quality and extent of services provided by the Managers, the Independent Directors considered the services provided by each Manager under the Management Agreements, including administrative services. The Independent Directors considered the experience and skills of senior management responsible for fund operations, the experience and skills of the personnel performing the functions under each Management Agreement and the resources made available to such personnel, the ability of the Managers to attract and retain high-quality personnel, and the organizational depth of the Managers. The Independent Directors concluded that appropriate resources were provided under each Management Agreement. The Independent Directors also considered the delegation of day-to-day portfolio management responsibility to UBS with respect to the Guardian UBS VC Large Cap Value Fund and the Guardian UBS VC Small Cap Value Fund and to BGO with respect to the Baillie Gifford International Growth Fund and the Baillie Gifford Emerging Markets Fund and the Managers’ ability to supervise the activities of the Subadvisors. The Independent Directors concluded each Manager’s supervisory program was satisfactory. The Independent Directors also considered the compliance program established by the Managers and the level of compliance attained by the Managers. Further, the Independent Directors considered that each Manager has had a long-term relationship with the Funds and has demonstrated its past and future commitment to support the Funds. The Independent Directors concluded that a long-term relationship with a capable, conscientious adviser was in the best interest of each Fund. Based upon all relevant factors, the Independent Directors concluded that the nature, quality and extent of the services provided by the Managers to each applicable Fund were satisfactory.

21

■	Guardian UBS VC Large Cap Value Fund

Board Approval of Investment Management Agreements (Unaudited) (Continued)

Investment Performance. The Independent Directors reviewed each Fund’s investment performance over short-term (one-year) and longer-term (three year, five year and ten year) periods, as applicable, and compared those returns to various agreed-upon performance measures, including market indices and peer groups. The Independent Directors received comparative performance information prepared by Morningstar. The Independent Directors also considered whether investment results were consistent with a Fund’s investment objective(s) and policies. For most Funds, the Independent Directors concluded that investment performance met acceptable levels of investment performance. For Funds that experienced underperformance, the Independent Directors reviewed the reasons for the underperformance and the remedial measures taken by the Manager to improve performance. The Independent Directors concluded that the Managers have in place an effective process to monitor performance and that reasonable steps had been implemented to address circumstances of underperformance where appropriate. Therefore, the Independent Directors concluded that it was in the best interests of the Funds to renew the Management Agreements and to continue to closely monitor performance with a particular emphasis on those Funds experiencing underperformance.

Fees and Expenses. The Independent Directors considered each Fund’s management fees and net expense ratios. The Independent Directors received information, based on data supplied by Morningstar, comparing each Fund’s management fee rates and total net expense ratio to advisory fees and total net expense ratios of the mutual funds in its peer group (as selected by Morningstar). The Independent Directors also received and considered information on fee waivers and/or reimbursements for each Fund compared to those of its peer group. The Independent Directors noted that a number of the Funds have received fee waivers for many years and that such fee waivers remained current through the time of the review process.

The Independent Directors also compared each Fund’s management fee rates to fees charged by the Manager for comparable mutual funds. For each Fund, the Independent Directors reviewed the fees charged by other advisors for mutual funds in the Fund’s peer group. GIS provided information on the advisory fees it charges its two institutional accounts and noted the information was not comparable with the Funds because the investment objectives and management style of the institutional accounts were very different than those of the Funds. GBG has no clients other than the Funds.

On the basis of all information provided, the Independent Directors concluded that the management fee schedules for each Fund were reasonable and appropriate in light of the nature, quality and extent of services provided by the Manager.

Profitability. The Independent Directors reviewed detailed information regarding revenues received by each Manager under each Management Agreement, including identification of the estimated direct and indirect costs of the Managers of providing those services to each Fund that are covered under the Management Agreements. The Independent Directors also received information regarding the enterprise-wide profitability of the Managers with respect to all fund services in totality.

For all Funds, based upon the profitability percentage provided, the Independent Directors concluded that the profitability to the applicable Manager from the management of each Fund was not unreasonable.

Economies of Scale. The Independent Directors considered whether there are economies of scale with respect to the management of each Fund and whether the Funds benefit from any such economies of scale through breakpoints in fees or otherwise. The Independent Directors noted that the Guardian UBS VC Small Cap Value Fund and the Guardian Cash Fund had management fee schedules that each contained one breakpoint. The Independent Directors also considered whether the effective management fee rate for each Fund under the Management Agreement is reasonable in relation to the asset size of such Fund. The Independent Directors noted GIS’s representation that it did not anticipate that the Funds would experience any significant economies in the near future, given their asset size. The Independent Directors concluded that, in light of the Funds’ current asset levels, the fee schedule for each Fund reflects an appropriate level of sharing of any economies of scale.

Other Benefits to Manager. The Independent Directors also considered the character and amount of other incidental benefits received by the Managers and their affiliates as a result of their relationship with the Funds. The Independent Directors noted the Managers’ representation that each has the ability to obtain proprietary research as a result of the Funds’ brokerage business that may be used for the benefit of the Funds and other clients of the Managers. The Independent Directors concluded that management fees for each Fund were reasonable in light of these fall-out benefits.

Subadvisory Agreements

Nature, Quality and Extent of Services. The Independent Directors considered the nature, extent and quality of services provided under each Subadvisory Agreement. The Independent Directors considered the reputation, qualifications and background

22

■	Guardian UBS VC Large Cap Value Fund

Board Approval of Investment Management Agreements (Unaudited) (Continued)

of the Subadvisors, the experience and skills of investment personnel responsible for the day-to-day management of each Fund, and the resources made available to such personnel. The Independent Directors also considered the Subadvisors’ compliance with investment policies and general legal compliance. The Independent Directors concluded that each Subadvisor was providing satisfactory services and recommended that the Subadvisory Agreement for each applicable Fund be continued.

Investment Performance. The Independent Directors reviewed each Fund’s investment performance over short-term (one-year) and, where applicable, longer-term periods, and compared those returns to various agreed-upon performance measures, including market indices and peer groups. Based upon all relevant factors, the Independent Directors concluded that the investment performance of each subadvised Fund either met acceptable levels of investment performance or, in situations where there was underperformance, the underperformance was not over a long enough period of time to provide a meaningful measure of performance. Therefore, the Independent Directors concluded, based upon each Fund’s particular circumstances, that it was in the best interests of each Fund to renew the Subadvisory Agreements and to continue to closely monitor performance with a particular emphasis on those Funds experiencing underperformance.

Fees and Expenses. The Independent Directors considered each Fund’s subadvisory fees and how they related to the overall management fee structure of each Fund. The Independent Directors evaluated the competitiveness of the subadvisory fees based upon data supplied by Fund management, which showed each Subadvisor’s standard fee schedule for similarly managed institutional accounts. Based on the information provided by Fund management, the Independent Directors noted that the Subadvisors charged comparable or lower fees for the Funds than their standard fee schedules. The Independent Directors also considered that the Managers compensate the Subadvisors from their own management fees.

Based upon all of the above, the Independent Directors determined that the subadvisory fees for each Fund were reasonable.

Profitability. The Independent Directors received general information with respect to each Subadvisor’s profitability. The Independent Directors noted that the Managers compensate the Subadvisors from their own management fees and that the fees were competitive based on the information provided by the Subadvisors and the Managers. In addition, the Independent Directors noted that the Subadvisory Agreements with UBS were negotiated at arm’s length between GIS and UBS. The Independent Directors also noted the amount of revenue generated by each Subadvisor from its subadvisory fees. The Independent Directors reviewed data on the estimated range of profitability to UBS for the Funds it subadvised and concluded that its profitability was not unreasonable. The Independent Directors took into account the level of revenues and the profitability to the parent entity of BGO as a result of BGO’s subadvisory relationship with the Funds it subadvised and concluded that profitability was not unreasonable.

Economies of Scale. The Independent Directors considered whether there are economies of scale with respect to the subadvisory services provided to each applicable Fund and whether the subadvisory fees reflect such economies of scale through breakpoints in fees or otherwise. The Independent Directors noted that the Guardian UBS VC Small Cap Value Fund contained one breakpoint in its subadvisory fee schedule. The Independent Directors also considered whether the effective subadvisory fee rate for each Fund under the Subadvisory Agreement is reasonable in relation to the asset size of the Fund. The Independent Directors concluded that the fee schedule for each Fund reflects an appropriate recognition of any economies of scale.

Other Benefits to Subadvisors. The Independent Directors also considered the character and amount of other incidental benefits received by each Subadvisor, including any benefit derived from their affiliation with the Funds. The Independent Directors considered that UBS may use an affiliate to execute portfolio transactions for the Funds it subadvises, subject to Rule 17e-1 procedures that have been approved by the Board. The Independent Directors also considered each Subadvisor’s soft dollar practices. The Independent Directors concluded that the fees charged under each Subadvisory Agreement were reasonable in light of these fall-out benefits.

Specific Fund Findings

The Guardian UBS VC Large Cap Value Fund

In determining to recommend renewal of the Fund’s Advisory Agreements, the Independent Directors noted the favorable relative investment performance, with performance above the median of its peer group. In addition, although the Fund’s management fee rate was above the median of the Fund’s peer group, the Independent Directors concluded that the management fee was within an acceptable range, particularly in light of the desire to retain an experienced value-style subadvisor and the Fund’s recent performance.

23

■	Guardian UBS VC Large Cap Value Fund

Board Approval of Investment Management Agreements (Unaudited) (Continued)

Overall Conclusions

Based upon all of the information considered and the conclusions reached, the Independent Directors determined that the terms of each Advisory Agreement continue to be fair and reasonable and that the continuation of each Advisory Agreement is in the best interests of each Fund.

24

■	The Guardian UBS VC Large Cap Value Fund

Shareholder Voting Summary (Unaudited)

November 15, 2005

On November 15, 2005, a Special Shareholder Meeting of the Fund was held at which the eleven Directors, identified below, were elected (Proposal No. 1) and the sub-proposals in Proposal No. 2, as described in the Proxy Statement, were approved. The following is a report of the votes cast:

Proposal No. 1

Election of the Eleven Nominees for Director:

NOMINEE	FOR	WITHHELD	TOTAL
DIRECTORS
Kathleen C. Cuocolo	76,165,969.554	1,858,569.914	78,024,539.468
Frank J. Fabozzi	76,176,372.381	1,848,167.087	78,024,539.468
Arthur V. Ferrara	75,994,827.909	2,029,711.559	78,024,539.468
Leo R. Futia	75,817,210.074	2,207,329.394	78,024,539.468
William N. Goetzmann	76,164,019.071	1,860,520.397	78,024,539.468
Anne M. Goggin	76,112,215.256	1,912,324.212	78,024,539.468
William W. Hewitt	75,933,986.870	2,090,552.598	78,024,539.468
Sidney I. Lirtzman	75,898,936.066	2,125,603.402	78,024,539.468
Dennis H. Manning	76,179,952.757	1,844,586.711	78,024,539.468
Steven J. Paggioli	76,173,796.441	1,850,743.027	78,024,539.468
Robert G. Smith	75,972,333.669	2,052,205.799	78,024,539.468

Proposal No. 2

Approving an amendment to, or the elimination of, the Fund’s fundamental investment restriction, as described in the Proxy Statement, with respect to the following:

SUB-PROPOSALS	FOR	AGAINST	ABSTAIN	TOTAL
2(a) Diversification of investments;	3,872,104.001	95,681.800	68,576.951	4,036,362.752
2(b) Borrowing;	3,872,104.001	95,681.800	68,576.951	4,036,362.752
2(c) Issuing senior securities;	3,872,104.001	95,681.800	68,576.951	4,036,362.752
2(d) Concentration of investments in the same industry;	3,872,104.001	95,681.800	68,576.951	4,036,362.752
2(e) Investments in real estate	3,872,104.001	95,681.800	68,576.951	4,036,362.752
2(f) Investments in commodities, and	3,872,104.001	95,681.800	68,576.951	4,036,362.752
2(g) Underwriting the securities of other issuers.	3,872,104.001	95,681.800	68,576.951	4,036,362.752

25

■	The Guardian UBS VC Large Cap Value Fund

Proxy Voting Policies and Procedures (Unaudited)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, as well as information regarding how the Fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2005, is available free of charge upon request by logging on to www.guardianinvestor.com or the Securities and Exchange Commission’s (SEC) website at www.sec.gov.

Form N-Q (Unaudited)

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each year on the Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov, and can be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-800-SEC-0330.

Code of Ethics (Unaudited)

The Fund has adopted a code of ethics for its Principal Executive Officer and Principal Financial Officers (the “Code”). The purpose of the Code is to promote, among other things: honest and ethical conduct, including the handling of conflicts of interest; full, fair, accurate, timely and understandable disclosure in reports and documents filed with the SEC; and compliance with applicable laws and regulations. A copy of the Code has been filed with the SEC on Form N-CSR and can be obtained on the SEC’s website at www.sec.gov.

Copies of all of the above can be obtained free of charge by calling 1-800-221-3253 or by writing to Guardian Investor Services LLC at 7 Hanover Square, New York, New York 10004.

26

■ The Guardian UBS VC Small Cap Value Fund	Annual Report To Contractowners

Wilfred Talbot,

Lead Portfolio Manager

Objective:

Seeks to maximize total return, consisting of capital appreciation and current income

Portfolio:

At least 80% in equity securities issued by companies with a small market capitalization at the time of purchase

Inception Date:

February 3, 2003

Net Assets at December 31, 2005:

$24,402,653

An Update from Fund Management

For the year ended December 31, 2005, The Guardian UBS VC Small Cap Value Fund had a total return of 4.22% versus a return of 4.71% for its benchmark, the Russell 2000 Value Index.

Energy was the big story of 2005. During a record-setting hurricane season, Hurricanes Katrina and Rita devastated the United States’ Gulf Coast, forcing the evacuation of New Orleans and shutting down a significant portion of the country’s oil-refining capacity. Shortly after Katrina made landfall, oil prices jumped to a record-high $70 a barrel, while at the pump, unleaded gasoline broke the $3.00-a-gallon mark in many states. Many economic forecasters expected the worst in the wake of the hurricanes — namely, that the higher cost of energy would act as a brake on the economy — but data showed the economy to be surprisingly resilient. Unemployment, despite a spike in jobless claims related to workers displaced by the hurricanes, remained low throughout the year. Gross domestic product (GDP) growth averaged more than 3.7% for the first three quarters of 2005, inflation continued to be low, corporate earnings remained robust and consumer confidence, after plunging in the third quarter, made up for those declines to finish the year on a high note.

During the year, the bulk of the Fund’s outperformance compared to the benchmark was attributible to stock selection, while industry weightings in general detracted somewhat from performance. On a sector level, equity REITs, airlines and energy reserves detracted from returns. On the other hand, the Fund’s positions in securities and asset management companies, medical services and freight all contributed to returns.

Our investment research focuses on identifying discrepancies between a security’s fundamental or intrinsic value and its observed market price. For each stock under our analysis we discount to the present all future cash flows that we believe will accrue to an investor, incorporating our analyst team’s considerations of company management, competitive advantage, and each company’s core competencies. We place particular emphasis on fundamental research conducted on-site at the companies we are covering. We utilize proprietary tools including our post-venture database/valuation system to calculate intrinsic value, and rank stocks by their relative price/intrinsic value attractiveness.

The views expressed above are those of the Fund’s portfolio manager(s) as of December 31, 2005 and are subject to change without notice. They do not necessarily represent the views of UBS Global Asset Management (Americas) Inc. or Guardian Investor Services LLC. The views expressed herein are based on current market conditions and are not intended to predict or guarantee the future performance of any Fund, any individual security, any market or market segment. The composition of each Fund’s portfolio is subject to change. No recommendation is made with respect to any security discussed herein.

About information in this report:

•	It is important to consider the Fund’s investment objectives, risks, fees and expenses before investing. All funds involve some risk, including possible loss of the principal amount invested. Small-cap investing entails special risks, as small-cap stocks have tended to be more volatile and to drop more in down markets than large-cap stocks. This may happen because small companies may be limited in terms of product lines, financial resources and management.

•	The Russell 2000 Value Index offers investors access to the small-cap value segment of the U.S. equity universe. The Russell 2000 Value is constructed to provide a comprehensive and unbiased barometer of the small-cap value market. Based on ongoing empirical research of investment manager behavior, the methodology used to determine value probability approximates the aggregate small-cap value manager’s opportunity set. Index returns are provided for comparative purposes. Please note that the index is unmanaged and not available for direct investment and its returns do not reflect the fees and expenses that have been deducted from the Fund.

THE GUARDIAN UBS VC SMALL CAP VALUE FUND	1

■ The Guardian UBS VC Small Cap Value Fund	Annual Report To Contractowners

Top Ten Holdings  (As of 12/31/2005)

Company	Percentage of Total Net Assets
National Financial Partners Corp.	2.78%
Regal-Beloit Corp.	2.68%
iShares Russell 2000 Value Index Fund	2.40%
AMR Corp.	2.29%
Cooper Cos., Inc.	2.25%
Coinstar, Inc.	2.23%
Oceaneering Int’l., Inc.	2.12%
Apollo Investment Corp.	2.00%
Colonial BancGroup, Inc.	1.91%
Equitable Resources, Inc.	1.89%

Sector Weightings vs. Index  (As of 12/31/2005)

Average Annual Total Returns  (For periods ended 12/31/2005)

	1 Yr	5 Yrs	10 Yrs	Since Inception 2/3/2003
The Guardian UBS VC Small Cap Value Fund	4.22%	—	—	19.34%
Russell 2000 Value Index	4.71%	—	—	25.36%

All performance data quoted is historical and the results represent past performance and neither guarantee nor predict future investment results. To obtain performance data current to the most recent month (available within 7 business days of the most recent month end), please call us at (800) 221-3253 or visit our website at www.guardianinvestor.com. Current performance may be higher or lower than the performance quoted here. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost.

Total return figures are historical and assume the reinvestment of dividends and distributions and the deduction of all Fund expenses. The actual total returns for owners of variable annuity contracts or variable life insurance policies that provide for investment in the Fund will be lower to reflect separate account and contract/policy charges. The return figures shown do not reflect the deduction of taxes that a contractowner may pay on distributions or redemption of units.

2	THE GUARDIAN UBS VC SMALL CAP VALUE FUND

■ The Guardian UBS VC Small Cap Value Fund	Annual Report To Contractowners

Growth of a Hypothetical $10,000 Investment

To give you a comparison, the chart below shows the performance of a hypothetical $10,000 investment made in the Fund and in the Russell 2000 Value Index. Index returns do not include the fees and expenses of the Fund, but do include the reinvestment of dividends.

Fund Expenses

By investing in the Fund, you incur two types of costs: (1) transaction costs, including, as applicable, sales charges on purchase payments, reinvested dividends, or other distributions; redemption fees and exchange fees; and (2) ongoing costs, including, as applicable, management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other underlying funds.

The example is based on an investment of $1,000 invested on July 1, 2005 and held for six months ended December 31, 2005.

Actual Expenses

The first line in the table provides information about actual account values and actual expenses. You may use the information in this row, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if transactional costs were included, your costs would have been higher.

THE GUARDIAN UBS VC SMALL CAP VALUE FUND	3

■ The Guardian UBS VC Small Cap Value Fund	Annual Report To Contractowners

	Beginning Account Value July 1, 2005	Ending Account Value Dec. 31, 2005	Expenses Paid During Period*	Annualized Expense Ratio
Actual	$1,000.00	$1,050.20	$7.29	1.41%
Hypothetical (5% return before expenses)	$1,000.00	$1,018.10	$7.17	1.41%

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 184/365 (to reflect the Fund’s most recent fiscal half-year).

4	THE GUARDIAN UBS VC SMALL CAP VALUE FUND

■	The Guardian UBS VC Small Cap Value Fund

Schedule of Investments

December 31, 2005

Shares		Value

Common Stocks — 94.9%
Aerospace and Defense — 3.2%
11,000	Esterline Technologies Corp.*	$409,090
10,200	Triumph Group, Inc.*	373,422

		782,512

Airlines — 3.0%
25,100	AMR Corp.*	557,973
25,800	Pinnacle Airlines Corp.*	172,086

		730,059

Auto Components — 1.4%
18,300	American Axle & Mfg. Hldgs., Inc.	335,439

Automobiles — 1.1%
7,900	Winnebago Inds., Inc.	262,912

Biotechnology — 0.8%
10,100	Alkermes, Inc.*	193,112
700	Keryx Biopharmaceuticals, Inc.*	10,248

		203,360

Building Products — 2.3%
8,400	American Woodmark Corp.	208,236
12,300	Trex Co., Inc.*	345,015

		553,251

Capital Markets — 3.0%
27,200	Apollo Investment Corp.	487,696
7,800	Lazard Ltd.	248,820

		736,516

Chemicals — 2.3%
9,100	Airgas, Inc.	299,390
5,900	Lubrizol Corp.	256,237

		555,627

Commercial Banks — 6.0%
11,700	Boston Private Financial Hldgs., Inc.	355,914
19,600	Colonial BancGroup, Inc.	466,872
4,100	Cullen/Frost Bankers, Inc.	220,088
14,900	South Financial Group, Inc.	410,346

		1,453,220

Commercial Services and Supplies — 3.9%
23,800	Coinstar, Inc.*	543,354
15,100	McGrath Rentcorp	419,780

		963,134

Communications Equipment — 3.0%
8,700	Harris Corp.	374,187
8,900	Plantronics, Inc.	251,870
7,700	Tekelec*	107,030

		733,087

Containers and Packaging — 0.9%
25,200	Caraustar Inds., Inc.*	218,988

Diversified Consumer Services — 1.6%
14,200	Jackson Hewitt Tax Svc., Inc.	393,482

Diversified Telecommunication Services — 0.4%
3,500	Neustar, Inc.*	106,715

Electric Utilities — 1.5%
13,800	Hawaiian Electric Inds., Inc.	357,420

Shares		Value

Electrical Equipment — 3.4%
18,500	Regal-Beloit Corp.	$654,900
14,500	Ultralife Batteries, Inc.*	174,000

		828,900

Electronic Equipment and Instruments — 1.6%
19,800	Newport Corp.*	268,092
4,700	Park Electrochemical Corp.	122,106

		390,198

Energy Equipment and Services — 3.0%
10,400	Oceaneering Int’l., Inc.*	517,712
7,700	Offshore Logistics, Inc.*	224,840

		742,552

Gas Utilities — 3.2%
8,900	AGL Resources, Inc.	309,809
12,600	Equitable Resources, Inc.	462,294

		772,103

Health Care Equipment and Supplies — 4.1%
17,700	Candela Corp.*	255,588
10,700	Cooper Cos., Inc.	548,910
1,800	Diagnostic Prods. Corp.	87,390
2,000	Dionex Corp.*	98,160

		990,048

Health Care Providers and Services — 4.0%
8,000	LifePoint Hospitals, Inc.*	300,000
12,900	Molina Healthcare, Inc.*	343,656
14,900	Odyssey Healthcare, Inc.*	277,736
3,400	Option Care, Inc.	45,424

		966,816

Household Durables — 6.4%
17,200	Comstock Homebuilding Cos., Inc.*	242,692
10,500	Lenox Group, Inc.*	139,020
5,600	Lifetime Brands, Inc.	115,752
6,100	Ryland Group, Inc.	439,993
4,500	Snap-On, Inc.	169,020
16,600	Tempur-Pedic Int’l., Inc.*	190,900
9,900	The Yankee Candle Co., Inc.	253,440

		1,550,817

Information Technology Services — 1.0%
19,900	Bearingpoint, Inc.*	156,414
12,000	SM&A*	98,760

		255,174

Insurance — 6.1%
5,100	AmerUs Group Co.	289,017
25,800	KMG America Corp.*	236,844
12,900	National Financial Partners Corp.	677,895
16,700	Seabright Insurance Hldgs.*	277,721

		1,481,477

Internet Software and Services — 1.1%
13,800	iVillage, Inc.*	110,676
50,900	Tumbleweed Comm. Corp.*	156,772

		267,448

Machinery — 2.8%
8,700	Gardner Denver, Inc.*	428,910
3,900	Harsco Corp.	263,289

		692,199

See notes to financial statements.

5

■	The Guardian UBS VC Small Cap Value Fund

Schedule of Investments (Continued)

December 31, 2005

Shares		Value

Media — 3.7%
9,800	ADVO, Inc.	$276,164
23,100	Radio One, Inc.*	239,085
13,100	Saga Comm., Inc.*	142,397
25,900	Sinclair Broadcast Group, Inc.	238,280

		895,926

Oil, Gas and Consumable Fuels — 2.2%
7,100	Cimarex Energy Co.*	305,371
18,500	NGP Capital Resources Co.	242,905

		548,276

Personal Products — 2.3%
7,800	Chattem, Inc.*	283,842
15,700	Nu Skin Enterprises, Inc.	276,006

		559,848

Pharmaceuticals — 0.7%
12,600	Connetics Corp.*	182,070

Real Estate — 2.8%
10,307	Government Pptys. Trust, Inc.*	96,164
10,300	LaSalle Hotel Pptys.	378,216
8,200	Thornburg Mortgage, Inc.	214,840

		689,220

Road and Rail — 2.5%
2,650	Genesee & Wyoming, Inc.*	99,508
5,200	Landstar System, Inc.	217,048
6,800	Yellow Roadway Corp.*	303,348

		619,904

Semiconductors and Semiconductor Equipment — 0.5%
22,400	Monolithic System Technology, Inc.*	123,200

Software — 0.5%
4,200	Reynolds & Reynolds Co.	117,894

Specialty Retail — 3.4%
13,600	Movie Gallery, Inc.	76,296
14,400	Petco Animal Supplies, Inc.*	316,080
13,800	The Sports Authority, Inc.*	429,594

		821,970

Textiles, Apparel and Luxury Goods — 0.7%
9,900	Movado Group, Inc.	181,170

Thrifts and Mortgage Finance — 3.5%
3,200	Accredited Home Lenders Hldg. Co.*	158,656
7,500	IndyMac Bancorp, Inc.	292,650
46,300	Ocwen Financial Corp.*	402,810

		854,116

Wireless Telecommunication Services — 1.0%
27,900	InPhonic, Inc.*	242,451

	Total Common Stocks (Cost $20,283,420)	23,159,499

Exchange-Traded Fund — 2.4%
8,900	iShares Russell 2000 Value Index Fund (Cost $593,272)	$586,777

Principal Amount		Value

Repurchase Agreement — 2.7%
$648,000	State Street Bank and Trust Co. repurchase agreement, dated 12/30/2005, maturity value of $648,297 at 4.12%, due 1/3/2006 (1) (Cost $648,000)	$648,000

Total Investments — 100.0% (Cost $21,524,692)		24,394,276
Cash, Receivables, and Other Assets Less Liabilities — 0.0%		8,377

Net Assets — 100%		$24,402,653

*	Non-income producing security.
(1)	The repurchase agreement is fully collateralized by $660,000 in U.S. Government Agency, 5.50%, due 11/16/2015, with a value of $663,300.

See notes to financial statements.

6

■	The Guardian UBS VC Small Cap Value Fund

Statement of Assets and Liabilities

December 31, 2005

ASSETS
Investments, at market (cost $21,524,692)	$24,394,276
Cash	336
Receivable for securities sold	198,887
Dividends receivable	22,705
Receivable for fund shares sold	11,351
Interest receivable	148
Other assets	581

Total Assets	24,628,284

LIABILITIES
Payable for securities purchased	178,453
Accrued expenses	26,354
Payable for fund shares redeemed	97
Due to GIS	20,727

Total Liabilities	225,631

Net Assets	$24,402,653

COMPONENTS OF NET ASSETS
Capital stock, at par	$1,876
Additional paid-in capital	21,071,613
Accumulated net realized gain on investments	459,580
Net unrealized appreciation of investments	2,869,584

Net Assets	$24,402,653

Shares Outstanding — $0.001 par value	1,875,921

Net Asset Value Per Share	$13.01

Statement of Operations

Year Ended

December 31, 2005

INVESTMENT INCOME
Dividends	$340,673
Interest	22,498
Less: Foreign tax withheld	(67)

Total Income	363,104

Expenses:
Investment advisory fees — Note B	240,472
Custodian fees	52,030
Audit fees	23,928
Printing expense	16,128
Directors’ fees — Note B	2,549
Other	3,880

Total Expenses	338,987

Net Investment Income	24,117

REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS — NOTE C
Net realized gain on investments — Note A	2,850,638
Net change in unrealized appreciation of investments — Note C	(1,917,299)

Net Realized and Unrealized Gain on Investments	933,339

NET INCREASE IN NET ASSETS FROM OPERATIONS	$957,456

See notes to financial statements.

7

■	The Guardian UBS VC Small Cap Value Fund

Statements of Changes in Net Assets

	Year Ended December 31,
	2005	2004
INCREASE/(DECREASE) IN NET ASSETS
From Operations:
Net investment income	$24,117	$65,152
Net realized gain on investments	2,850,638	1,898,467
Net change in unrealized appreciation of investments	(1,917,299)	1,708,679

Net Increase in Net Assets Resulting from Operations	957,456	3,672,298

Dividends and Distributions to Shareholders from:
Net investment income	(28,221)	(58,426)
Net realized gain on investments	(2,595,950)	(2,098,320)

Total Dividends and Distributions to Shareholders	(2,624,171)	(2,156,746)

From Capital Share Transactions:
Net increase in net assets from capital share transactions — Note E	759,365	6,910,937

Net Increase/(Decrease) in Net Assets	(907,350)	8,426,489

NET ASSETS:

Beginning of year	25,310,003	16,883,514

End of year*	$24,402,653	$25,310,003

* Includes undistributed net investment income of:	$—	$4,367

See notes to financial statements.

8

■	The Guardian UBS VC Small Cap Value Fund

Financial Highlights

Selected data for a share of capital stock outstanding throughout the periods indicated:

	Year Ended December 31,		Period from February 3, 2003† to December 31, 2003
	2005	2004
Net asset value, beginning of period	$13.97	$12.94	$10.00

Income from investment operations:
Net investment income	0.02	0.04	0.04
Net realized and unrealized gain on investments	0.57	2.32	3.50

Net increase from investment operations	0.59	2.36	3.54

Dividends and distributions to shareholders from:
Net investment income	(0.02)	(0.04)	(0.04)
Net realized gain on investments	(1.53)	(1.29)	(0.56)

Total dividends and distributions	(1.55)	(1.33)	(0.60)

Net asset value, end of period	$13.01	$13.97	$12.94

Total return*	4.22%	18.52%	35.39	%(a)

Ratios/supplemental data:
Net assets, end of period (000’s omitted)	$24,403	$25,310	$16,884
Ratio of expenses to average net assets	1.41%	1.36%	1.68	%(b)
Ratio of net investment income to average net assets	0.10%	0.33%	0.42	%(b)
Portfolio turnover rate	97%	71%	75%

†	Commencement of operations.
*	Total returns do not reflect the effects of charges deducted pursuant to the terms of GIAC’s variable contracts.
Inclusion of such charges would reduce the total returns for all periods shown.
(a)	Not annualized.
(b)	Annualized.

See notes to financial statements.

9

■	The Guardian UBS VC Small Cap Value Fund

Notes to Financial Statements

December 31, 2005

Note A.	Organization and Accounting Policies

The Guardian UBS VC Small Cap Value Fund (the Fund or GSCVF) is a series of The Guardian Variable Contract Funds, Inc. (GVCF). GVCF is incorporated in the state of Maryland and is a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended (1940 Act). The financial statements for the other remaining series of GVCF are presented in separate reports.

Shares of GSCVF are only sold to certain separate accounts of The Guardian Insurance & Annuity Company, Inc. (GIAC). GIAC is a wholly-owned subsidiary of The Guardian Life Insurance Company of America.

The preparation of financial statements in conformity with U.S. generally accepted accounting principles (GAAP) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income, gains (losses) and expenses during the reporting period. Actual results could differ from those estimates.

Significant accounting policies of the Fund are as follows:

Investments

Securities listed on national securities exchanges are valued at the last sale price on such exchanges, or if no sale occurred, at the mean of the closing bid and asked prices. Securities that are traded on the NASDAQ National Securities Market are valued at the NASDAQ Official Closing Price.

Pursuant to valuation procedures approved by the Board of Directors, certain debt securities may be valued each business day by an independent pricing service (Service). Debt securities for which quoted bid prices are readily available and representative of the bid side of the market, in the judgment of the Service, are valued at the bid price. Other debt securities that are valued by the Service are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions.

Other securities, including securities for which market quotations are not readily available (such as restricted securities, illiquid securities and foreign securities subject to a “significant event”) are valued at fair value as determined in good faith by or under the direction of the GVCF’s Board of Directors. A “significant event” is an event that will affect the value of a portfolio security that occurs after the close of trading in the security’s primary trading market or exchange but before the Fund’s NAV is calculated.

Investing outside of the U.S. may involve certain considerations and risks not typically associated with domestic investments, including the possibility of political and economic unrest and different levels of governmental supervision and regulation of foreign securities markets.

Futures contracts are valued at the settlement prices established by the boards of trade or exchanges on which they are traded.

Repurchase agreements are carried at cost which approximates market value (see Note D).

Investment transactions are recorded on the date of purchase or sale. Security gains or losses are determined on an identified cost basis. Interest income, including amortization/accretion of premium/discount, is accrued daily. Dividend income is recorded on the ex-dividend date.

Foreign Currency Translation

GSCVF is permitted to buy international securities that are not U.S. dollar denominated. GSCVF's books and records are maintained in U.S. dollars as follows:

(1)  The foreign currency market value of investment securities and other assets and liabilities stated in foreign currencies are translated into U.S. dollars at the current rate of exchange.

(2)  Security purchases and sales, income and expenses are translated at the rate of exchange prevailing on the respective dates of such transactions.

The resulting gains and losses are included in the Statement of Operations as follows:

Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Realized foreign exchange gains and losses, which result from changes in foreign exchange rates between the date on which GSCVF earns dividends and interest or pays foreign withholding taxes or other expenses and the date on which U.S. dollar equivalent amounts are actually

10

■	The Guardian UBS VC Small Cap Value Fund

Notes to Financial Statements (Continued)

December 31, 2005

received or paid, are included in net realized gains or losses on foreign currency related transactions. Realized foreign exchange gains and losses which result from changes in foreign exchange rates between the trade and settlement dates on security and currency transactions are also included in net realized gains and losses on foreign currency related transactions. Net currency gains and losses from valuing other assets and liabilities denominated in foreign currency at the period end exchange rate are reflected in net change in unrealized appreciation or depreciation from translation of other assets and liabilities denominated in foreign currencies.

Forward Foreign Currency Contracts

GSCVF may enter into forward foreign currency contracts in connection with planned purchases or sales of securities, or to hedge against changes in currency exchange rates affecting the values of its investments that are denominated in a particular currency. A forward foreign currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward exchange rate. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. Fluctuations in the value of forward foreign currency contracts are recorded for book purposes as unrealized gains or losses from translation of other assets and liabilities denominated in foreign currencies by GSCVF. When forward contracts are closed, GSCVF will record realized gains or losses equal to the difference between the values of such forward contracts at the time each was opened and the values at the time each was closed. Such amounts are recorded in net realized gains or losses on foreign currency related transactions. GSCVF will not enter into a forward foreign currency contract if such contract would obligate it to deliver an amount of foreign currency in excess of the value of its portfolio securities or other assets denominated in that currency.

Futures Contracts

GSCVF may enter into financial futures contracts for the delayed delivery of securities, currency or contracts based on financial indices at a fixed price on a future date. In entering into such contracts, GSCVF is required to deposit either in cash or securities an amount equal to a certain percentage of the contract amount. Subsequent payments are made or received by GSCVF each day, depending on the daily fluctuations in the value of the underlying security, and are recorded for financial statement purposes as variation margins by GSCVF. The daily changes in the variation margin are recognized as unrealized gains or losses by GSCVF. GSCVF’s investments in financial futures contracts are designed to hedge against anticipated future changes in interest or exchange rates or securities prices. In addition, GSCVF may enter into financial futures contracts for non-hedging purposes. Should interest or exchange rates, securities prices or prices of futures contracts move unexpectedly, GSCVF may not achieve the anticipated benefits of the financial futures contracts and may realize a loss.

Dividend Distributions

Dividends from net investment income are declared and paid semi-annually for GSCVF. Net realized short-term and long-term capital gains for GSCVF will be distributed at least annually. All such dividends and distributions are credited in the form of additional shares of GSCVF at the net asset value on the ex-dividend date.

All dividends and distributions are recorded on the ex-dividend date. Such distributions are determined in conformity with federal income tax regulations. Differences between the recognition of income on an income tax basis and recognition of income based on GAAP may cause temporary overdistributions of net realized gains and net investment income on a GAAP basis.

The tax character of dividends and distributions paid to shareholders during the years ended December 31, 2005 and 2004 were as follows:

	Ordinary Income	Long-Term Capital Gain	Total
2005	$125,824	$2,498,347	$2,624,171
2004	798,939	1,357,807	2,156,746

As of December 31, 2005, the components of distributable earnings on a tax basis were as follows:

Undistributed Ordinary Income	Long-Term Gain	Unrealized Appreciation
$251,676	$431,316	$2,646,172

Taxes

GSCVF has qualified and intends to remain qualified to be taxed as a “regulated investment company” under the provisions of the U.S. Internal Revenue Code (Code), and as such will not be subject to federal income tax on taxable income (including any realized capital gains) which is distributed in accordance with the provisions of the Code. Therefore, no federal income tax provision is required.

Withholding taxes on foreign interest, dividends and capital gains in GSCVF have been provided for in accordance with the applicable country’s tax rules and rates.

11

■	The Guardian UBS VC Small Cap Value Fund

Notes to Financial Statements (Continued)

December 31, 2005

Reclassification of Capital Accounts

The treatment for financial statement purposes of distributions made during the year from net investment income and net realized gains may differ from their ultimate treatment for federal income tax purposes. These differences primarily are caused by differences in the timing of the recognition of certain components of income or capital gains for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications would have no effect on net assets, results of operations, or net asset value per share of the Fund.

During the year ended December 31, 2005, the Fund reclassified amounts to paid-in capital from undistributed net investment income and accumulated net realized gain on investments. Increases/(decreases) to the various capital accounts were as follows:

Paid-In capital	Undistributed Net Investment Income	Accumulated Net Realized Gain on Investments
$ —	$(263)	$263

Note B.	Investment Advisory Agreements and Payments to or from Related Parties

The Fund has an investment advisory agreement with Guardian Investor Services LLC (GIS), a wholly-owned subsidiary of GIAC. Fees for investment advisory are at an annual rate of 1.00% of the average daily net assets for the first $50 million and an annual rate of 0.95% of its average daily net assets in excess of $50 million. GIS has entered into a sub-investment advisory agreement with UBS Global Asset Management (Americas), Inc. (UBS Global AM). UBS Global AM is responsible for the day-to-day management of GSCVF. GIS continually monitors and evaluates the performance of UBS Global AM. As compensation for its services, GIS pays UBS Global AM at an annual rate of 0.60% for the first $50 million and at an annual rate of 0.55% in excess of $50 million of GSCVF’s average daily net assets. Payment of sub-investment advisory fees does not represent a separate or additional expense to GSCVF.

The Guardian Fund Complex pays directors who are not “interested persons” (as defined in the 1940 Act) fees consisting of a $5,000 per meeting fee and an annual retainer of $30,500, allocated among all funds in the Guardian Fund Complex based on their relative average daily net assets. Board committee members also receive a fee of $2,000 per committee meeting, which also is allocated among all funds in the Guardian Fund Complex based on their relative average daily net assets. Additional compensation is paid to the Chairmen of the Nominating and Governance Committee and the Audit Committee, respectively. GIS pays compensation to certain directors who are interested persons. Certain officers and directors of the Fund are affiliated with GIS.

Note C.	Investment Transactions

Purchases and proceeds from sales of securities (excluding short-term securities) amounted to $22,669,876 and $23,954,244, respectively, during the year ended December 31, 2005.

The gross unrealized appreciation and depreciation of investments, on a tax basis, at December 31, 2005 aggregated $4,383,622 and $1,737,450, respectively, resulting in net unrealized appreciation of $2,646,172. The cost of investments owned at December 31, 2005 for federal income tax purposes was $21,748,104.

Note D.	Repurchase Agreements

The collateral for repurchase agreements is either cash or fully negotiable U.S. government securities. Repurchase agreements are fully collateralized (including the interest earned thereon) and such collateral is marked-to-market daily while the agreements remain in force. If the value of the collateral falls below the value of the repurchase price plus accrued interest, GSCVF will require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults, GSCVF maintains the right to sell the collateral and may claim any resulting loss against the seller.

12

Note E.	Transactions in Capital Stock

There are 100,000,000 shares of $0.001 par value capital stock authorized for GSCVF. Transactions in capital stock were as follows:

	Year Ended December 31,		Year Ended December 31,
	2005	2004	2005	2004
	Shares		Amount
Shares sold	598,573	664,548	$8,184,123	$8,950,066
Shares issued in reinvestment of dividends and distributions	199,822	156,153	2,624,171	2,156,746
Shares repurchased	(734,398)	(313,934)	(10,048,929)	(4,195,875)

Net increase	63,997	506,767	$759,365	$6,910,937

Note F.	Line of Credit

A $100,000,000 line of credit available to GSCVF and other related Guardian Funds has been established with State Street Bank and Trust Company and Bank of Montreal. The rate of interest charged on any borrowing is based upon the prevailing Federal Funds rate at the time of the loan plus 0.50% calculated on a 360 day basis per annum. For the year ended December 31, 2005, none of the funds borrowed against this line of credit.

The funds are obligated to pay State Street Bank and Trust Company and Bank of Montreal a commitment fee computed at a rate of 0.08% per annum on the average daily unused portion of the revolving credit.

Note G.	Management Information (Unaudited)

The directors and officers of GSCVF are named below. Information about their principal occupations during the past five years and certain other affiliations is also provided. The business address of each director and officer is 7 Hanover Square, New York, New York 10004, unless otherwise noted. The “Guardian Fund Complex” referred to in this biographical information is composed of (1) The Park Avenue Portfolio (a series fund that issues its shares in thirteen series), (2) The Guardian Variable Contract Funds, Inc. (a series fund that issues its shares in seven series), (3) The Guardian Bond Fund, Inc., (4) The Guardian Cash Fund, Inc. and (5) GIAC Funds, Inc. (a series fund that issues its shares in three series).

Name, Address and Year of Birth	Position with Fund	Term of Office and Length of Time Served†	Principal Occupations During Past 5 Years	Number of Funds in the Guardian Fund Complex Overseen by Director	Other Directorships

Interested Directors*

Arthur V. Ferrara (1930)	Director	Since 1987	Retired. Director and former Chairman of the Board and Chief Executive Officer, The Guardian Life Insurance Company of America. Director (Trustee) of all of the mutual funds within the Guardian Fund Complex.	25	Director of various mutual funds sponsored by Gabelli Asset Management.
■	The Guardian UBS VC Small Cap Value Fund

Notes to Financial Statements (Continued)

December 31, 2005

*	“Interested” Director means one who is an “interested person” under the Investment Company Act of 1940 by virtue of a current or past position with Guardian Life, the indirect parent company of GIS, the investment adviser of certain Funds in the Guardian Fund Complex.
†	There is no set term of office for Directors and Officers. The table reflects the year from which each person has served as Director and/or Officer.

13

.

■	The Guardian UBS VC Small Cap Value Fund

Notes to Financial Statements (Continued)

December 31, 2005

Name, Address and Year of Birth	Position with Fund	Term of Office and Length of Time Served†	Principal Occupations During Past 5 Years	Number of Funds in the Guardian Fund Complex Overseen by Director	Other Directorships

Leo R. Futia (1919)	Director	Since 1982	Retired. Director and former Chairman of the Board and Chief Executive Officer, The Guardian Life Insurance Company of America. Director (Trustee) of all of the mutual funds within the Guardian Fund Complex.	25	None.

Dennis J. Manning 81 Graenest Ridge Road Wilton, Connecticut 06897 (1947)	Director	Since 2003	President and Chief Executive Officer, The Guardian Life Insurance Company of America since 1/03; President and Chief Operating Officer, 1/02 to 12/02; Executive Vice President and Chief Operating Officer, 1/01 to 12/01; Executive Vice President, Individual Markets and Group Pensions, 1/99 to 12/00. Director (Trustee) of all of the mutual funds within the Guardian Fund Complex.	25	Director of The Guardian Life Insurance Company of America and The Guardian Insurance & Annuity Company, Inc. Manager, Guardian Investor Services LLC and Park Avenue Securities LLC. Director of various Guardian Life subsidiaries.

Disinterested Directors

Kathleen C. Cuocolo (1952)	Director	Since 11/16/05	Principal, Cuocolo Associates (corporate governance and operations consulting firm), 2003 to present; Executive Vice President, State Street Corporation, prior thereto. Employed by State Street Corporation in various capacities since 1982. Director (Trustee) of all of the mutual funds within the Guardian Fund Complex.	25	Chairman, Board of Directors, Select Sector S&P Depository Receipts Series Trust (9 exchange traded funds), 1999 to present; Director, World Markets PLC (global performance and analytics company), 2002 to present; Director, The China Fund, Inc., 2001 to 2003; Board of Advisors, Venturi Aeration, Inc. (water remediation services), 2001 to present; Board of Advisors, Inter- Unity Group (systems optimization consulting firm), 2003 to present.

†	There is no set term of office for Directors and Officers. The table reflects the year from which each person has served as Director and/or Officer.

14

■	The Guardian UBS VC Small Cap Value Fund

Notes to Financial Statements (Continued)

December 31, 2005

Name, Address and Year of Birth	Position with Fund	Term of Office and Length of Time Served†	Principal Occupations During Past 5 Years	Number of Funds in the Guardian Fund Complex Overseen by Director	Other Directorships

Frank J. Fabozzi, Ph.D. (1948)	Director	Since 1992	Adjunct Professor of Finance, School of Management — Yale University, 2/94 to present; Editor, Journal of Portfolio Management. Director (Trustee) of all of the mutual funds within the Guardian Fund Complex.	25	Director (Trustee) of various closed-end investment companies sponsored by BlackRock Financial Management. Director of BlackRock Funds (47 funds).

William N. Goetzmann, Ph.D. (1956)	Director	Since 11/16/05	Edwin J. Beinecke Professor of Finance and Management Studies, Yale School of Management, 7/94 to present; Director, International Center for Finance, Yale School of Management, 7/99 to present; Visiting professor, Harvard Business School, 7/05 to present. Director (Trustee) of all of the mutual funds within the Guardian Fund Complex.	25	Member of the Board of Directors of the Commonfund.

Anne M. Goggin, Esq. (1948)	Director	Since 2004	Attorney at law in private practice since 8/04; Partner, Edwards and Angell, LLP, 4/04 to 8/04; Chief Counsel, Metropolitan Life Insurance Company, 6/00 to 12/03; Senior Vice President and General Counsel, New England Life Insurance Company, 6/00 to 12/03; Chairman, President and Chief Executive Officer, MetLife Advisors LLC, 6/99 to 12/03; Chairman of the Board, Metropolitan Series Fund, 1/02 to 12/03; Chairman of the Board, New England Zenith Fund, 6/99 to 12/03. Director (Trustee) of all of the mutual funds within the Guardian Fund Complex.	25	None.

William W. Hewitt, Jr. (1928)	Director	Since 1989	Retired. Former Executive Vice President, Shearson Lehman Brothers, Inc. Director (Trustee) of all of the mutual funds within the Guardian Fund Complex.	25	None.

Sidney I. Lirtzman, Ph.D. 200 East 57th Street #10H New York, New York 10022 (1930)	Director	Since 1987	Emanuel Saxe Emeritus Professor of Management, Zicklin School of Business, Baruch College, City University of New York since 11/04; Emanuel Saxe Professor of Management 9/96 to 10/04; Dean from 10/95 to 9/02; Interim President 9/99 to 9/00. President, Fairfield Consulting Associates, Inc. Director (Trustee) of all of the mutual funds within the Guardian Fund Complex.	25	Director, since 6/01 Youthstream, Inc. Member, Advisory Board of Directors, New York City Independent Budget Office 5/98 to 5/01.

†	There is no set term of office for Directors and Officers. The table reflects the year from which each person has served as Director and/or Officer.

15

■	The Guardian UBS VC Small Cap Value Fund

Notes to Financial Statements (Continued)

December 31, 2005

Name, Address and Year of Birth	Position with Fund	Term of Office and Length of Time Served†	Principal Occupations During Past 5 Years	Number of Funds in the Guardian Fund Complex Overseen by Director	Other Directorships

Steven J. Paggioli (1950)	Director	Since 11/16/05	Independent consultant on investment company matters since 7/01; Executive Vice President, Director and Principal of The Wadsworth Group (administration, consulting and executive search firm) prior thereto. Director (Trustee) of all of the mutual funds within the Guardian Fund Complex.	25	Trustee and Audit Committee Member, Managers Funds and Managers AMG Funds (36 portfolios), 6/90 to present; Trustee, Professionally Managed Portfolios (20 portfolios), 5/91 to present; Advisory Board Member, Sustainable Growth Advisers, L.P., 10/02 to present.

Robert G. Smith, Ph.D. 132 East 72nd Street, Apt. #1 New York, New York 10021 (1932)	Director	Since 1982	Chairman and Chief Executive Officer, Smith Affiliated Capital Corp. since 4/82. Director (Trustee) of all of the mutual funds within the Guardian Fund Complex.	25	Governor appointments as Director of New York Health Care Reform Act Charitable Organization and Nassau County Interim Finance Authority. Senior private member of the New York State Financial Control Board for New York City. Senior Director for the New York State Comptroller’s Investment Advisory Committee for State Pension Funds (Commonfund).

†	There is no set term of office for Directors and Officers. The table reflects the year from which each person has served as Director and/or Officer.

16

■	The Guardian UBS VC Small Cap Value Fund

Notes to Financial Statements (Continued)

December 31, 2005

Name, Address and Year of Birth	Position with Fund	Term of Office and Length of Time Served†	Principal Occupations During Past 5 Years	Number of Funds in the Guardian Fund Complex for which Officer Serves

Officers

Joseph A. Caruso (1952)	Senior Vice President and Secretary	Since 1992	Director, The Guardian Life Insurance Company of America since 1/05; Senior Vice President and Corporate Secretary, The Guardian Life Insurance Company of America since1/01; Vice President and Corporate Secretary prior thereto. Director, Senior Vice President and Secretary, The Guardian Insurance & Annuity Company, Inc. Manager, Senior Vice President and Corporate Secretary, Guardian Investor Services LLC. Director, Senior Vice President and Secretary, Park Avenue Life Insurance Company; Manager, Park Avenue Securities LLC; Senior Vice President and Secretary of Guardian Baillie Gifford Limited, and all of the mutual funds within the Guardian Fund Complex. Director and Officer of various Guardian Life subsidiaries.	25

Richard A. Cumiskey (1960)	Chief Compliance Officer	Since 2002	Second Vice President, Equity Administration and Oversight, The Guardian Life Insurance Company of America since 1/01; Assistant Vice President, Equity Administration and Oversight prior thereto. Senior Vice President and Chief Compliance Officer of The Guardian Insurance & Annuity Company, Inc. and Guardian Investor Services LLC since 4/04; Second Vice President and Compliance Officer prior thereto. Chief Compliance Officer of all of the mutual funds within the Guardian Fund Complex.	25

Manind V. Govil (1969)	Managing Director	Since 2005	Managing Director and Head of Equity Investments at The Guardian Life Insurance Company of America since 8/05; Lead Portfolio Manager - Large Cap Blend/Core Equity, Co-Head of Equities and Head of Equity Research at Mercantile Capital Advisers since 2001; Lead Portfolio Manager - Core Equity at Mercantile Capital Advisers prior thereto. Officer of various mutual funds within the Guardian Fund Complex.	23

Jonathan C. Jankus (1947)	Managing Director	Since 1999	Managing Director, The Guardian Life Insurance Company of America. Officer of various mutual funds within the Guardian Fund Complex.	20

Stewart M. Johnson (1952)	Senior Director	Since 2002	Senior Director, The Guardian Life Insurance Company of America since 1/02. Second Vice President from 12/00 to 1/02; Assistant Vice President prior thereto. Officer of various mutual funds within the Guardian Fund Complex.	20

17

†	There is no set term of office for Directors and Officers. The table reflects the year from which each person has served as Director and/or Officer.

■	The Guardian UBS VC Small Cap Value Fund

Notes to Financial Statements (Continued)

December 31, 2005

Name, Address and Year of Birth	Position with Fund	Term of Office and Length of Time Served†	Principal Occupations During Past 5 Years	Number of Funds in the Guardian Fund Complex for which Officer Serves

Nydia Morrison (1958)	Controller	Since 2003	Director, Mutual Fund Reporting, The Guardian Life Insurance Company of America since 5/04; Manager prior thereto. Officer of all of the mutual funds within the Guardian Fund Complex.	25

Frank L. Pepe (1942)	Vice President and Treasurer	Since 1995	Vice President and Equity Controller, The Guardian Life Insurance Company of America. Senior Vice President and Controller, The Guardian Insurance & Annuity Company, Inc. since 4/04; Vice President and Controller prior thereto. Senior Vice President and Controller, Guardian Investor Services LLC. Vice President and Treasurer of all of the mutual funds within the Guardian Fund Complex.	25

Richard T. Potter, Jr. (1954)	Vice President and Counsel	Since 1992	Vice President and Equity Counsel, The Guardian Life Insurance Company of America. Senior Vice President and Counsel, The Guardian Insurance & Annuity Company, Inc. and Guardian Investor Services LLC since 4/04; Vice President and Counsel prior thereto. Vice President and Counsel of Park Avenue Securities LLC and all of the mutual funds within the Guardian Fund Complex.	25

Robert A. Reale (1960)	Managing Director	Since 2001	Managing Director, The Guardian Life Insurance Company of America, The Guardian Insurance & Annuity Company, Inc. and Guardian Investor Services LLC since 3/01; Second Vice President 10/99 to 2/01. Assistant Vice President, Metropolitan Life prior thereto. Officer of all of the mutual funds within the Guardian Fund Complex.	25

Thomas G. Sorell (1955)	President	Since 2003	Executive Vice President and Chief Investment Officer, The Guardian Life Insurance Company of America since 1/03; Senior Managing Director, Fixed Income Securities since 3/00; Vice President, Fixed Income Securities prior thereto. Managing Director, Investments: Park Avenue Life Insurance Company. President of all of the mutual funds within the Guardian Fund Complex.	25

Donald P. Sullivan, Jr. (1954)	Vice President	Since 1995	Vice President, Equity Administration, The Guardian Life Insurance Company of America. Vice President, The Guardian Insurance & Annuity Company, Inc. and Guardian Investor Services LLC. Officer of all of the mutual funds within the Guardian Fund Complex.	25

The Statement of Additional Information includes additional information about fund directors and is available upon request, without charge, by calling 1-800-221-3253 or by writing to Guardian Investor Services LLC at 7 Hanover Square, New York, New York 10004.

†	There is no set term of office for Directors and Officers. The table reflects the year from which each person has served as Director and/or Officer.

18

■	The Guardian UBS VC Small Cap Value Fund

Report of Ernst & Young LLP,

Independent Registered Public Accounting Firm

Board of Directors of The Guardian Variable Contract Funds, Inc. and

Shareholders of The Guardian UBS VC Small Cap Value Fund (the Fund)

We have audited the accompanying statement of assets and liabilities of The Guardian UBS VC Small Cap Value Fund, (one of the series constituting The Guardian Variable Contract Funds, Inc.), including the schedule of investments, as of December 31, 2005, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2005, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Guardian UBS VC Small Cap Value Fund, one of the series of The Guardian Variable Contract Funds, Inc., at December 31, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated herein, in conformity with U.S. generally accepted accounting principles.

Boston,	Massachusetts

February 8, 2006

19

■	Guardian UBS VC Small Cap Value Fund

Board Approval of Investment Management Agreements (Unaudited)

The Boards of Directors of The Guardian Variable Contract Funds, Inc. (“GVCF”), GIAC Funds, Inc. (“GIAC”), The Guardian Bond Fund, Inc. (“GBF” and a “Fund”) and The Guardian Cash Fund, Inc. (“GCF” and a “Fund”) (together, the series of GVCF and GIAC, and GBF and GCF are referred to as the “Funds,”) approved the renewal of the management agreement for each Fund and, as applicable, the subadvisory agreement for each Fund on November 17, 2005. As a part of the renewal process, the Boards of Directors of GVCF, GIAC, GBF and GCF met independently of Fund management and of the interested Board Members to consider the renewal of: (1) the management agreement (“Management Agreement”) between each of the Funds and Guardian Investor Services LLC (“GIS”) or as applicable, Guardian Baillie Gifford Limited (“GBG” and together with GIS, each referred to as a “Manager”); (2) as applicable, the subadvisory agreements (each a “Subadvisory Agreement”) between GBG and Baillie Gifford Overseas Limited (“BGO”) and the subadvisory agreements between GIS and UBS Global Asset Management (Americas) Inc. (“UBS” and together with BGO, each referred to as a “Subadvisor”). (The Management Agreements and the Subadvisory Agreements are together referred to as the “Advisory Agreements.”) As part of the review process, the Independent Directors were represented by independent legal counsel. The Independent Directors reviewed comprehensive materials received from the Managers, Subadvisors and independent counsel in connection with contract review. The Independent Directors noted that each Board also received regular information throughout the year regarding performance and operating results of each Fund and that in evaluating the Advisory Agreements, they were taking into account their accumulated experience as Board members in working with the Managers on matters relating to the Funds.

In preparation for the review process, the Independent Directors met with independent legal counsel and discussed the type and nature of information to be provided and sent a formal request for information to Fund management. The Managers and Subadvisors provided extensive information to all Board members in response to the request. Among other information, the Independent Directors reviewed materials to assess the services provided by each Manager and Subadvisor, and, as applicable, information comparing the performance, advisory fees and expense ratios of each Fund to other mutual funds, information about the profitability from the Advisory Agreements to the Managers and to the Subadvisors, information about economies of scale and information about the other benefits to the Managers and Subadvisors and their affiliates resulting from their relationship with the Funds (“fall-out benefits”). The Independent Directors reviewed comparative performance and management fee and expense ratios of peer groups of funds selected by Morningstar, Inc. (“Morningstar”). The Independent Directors also received a memorandum from independent legal counsel advising them of their duties and responsibilities in connection with the review of the Advisory Agreements. In preparation for the November 17th meeting, the Independent Directors met on November 3, 2005, to review and discuss with independent legal counsel the information provided by Morningstar.

Based upon their review, the Independent Directors concluded that it was in the best interest of each Fund to renew each relevant Advisory Agreement and, accordingly, recommended to the full Board of each Fund the renewal of each applicable Advisory Agreement. In reaching this conclusion for each Fund, the Independent Directors did not identify any single factor or group of factors as all important or controlling and considered all factors together.

Management Agreements

Nature, Quality and Extent of Services. In reviewing the nature, quality and extent of services provided by the Managers, the Independent Directors considered the services provided by each Manager under the Management Agreements, including administrative services. The Independent Directors considered the experience and skills of senior management responsible for fund operations, the experience and skills of the personnel performing the functions under each Management Agreement and the resources made available to such personnel, the ability of the Managers to attract and retain high-quality personnel, and the organizational depth of the Managers. The Independent Directors concluded that appropriate resources were provided under each Management Agreement. The Independent Directors also considered the delegation of day-to-day portfolio management responsibility to UBS with respect to the Guardian UBS VC Large Cap Value Fund and the Guardian UBS VC Small Cap Value Fund and to BGO with respect to the Baillie Gifford International Growth Fund and the Baillie Gifford Emerging Markets Fund and the Managers’ ability to supervise the activities of the Subadvisors. The Independent Directors concluded each Manager’s supervisory program was satisfactory. The Independent Directors also considered the compliance program established by the Managers and the level of compliance attained by the Managers. Further, the Independent Directors considered that each Manager has had a long-term relationship with the Funds and has demonstrated its past and future commitment to support the Funds. The Independent Directors concluded that a long-term relationship with a capable, conscientious adviser was in the best interest of each Fund. Based upon all relevant factors, the Independent Directors concluded that the nature, quality and extent of the services provided by the Managers to each applicable Fund were satisfactory.

20

■	Guardian UBS VC Small Cap Value Fund

Board Approval of Investment Management Agreements (Unaudited) (Continued)

Investment Performance. The Independent Directors reviewed each Fund’s investment performance over short-term (one-year) and longer-term (three year, five year and ten year) periods, as applicable, and compared those returns to various agreed-upon performance measures, including market indices and peer groups. The Independent Directors received comparative performance information prepared by Morningstar. The Independent Directors also considered whether investment results were consistent with a Fund’s investment objective(s) and policies. For most Funds, the Independent Directors concluded that investment performance met acceptable levels of investment performance. For Funds that experienced underperformance, the Independent Directors reviewed the reasons for the underperformance and the remedial measures taken by the Manager to improve performance. The Independent Directors concluded that the Managers have in place an effective process to monitor performance and that reasonable steps had been implemented to address circumstances of underperformance where appropriate. Therefore, the Independent Directors concluded that it was in the best interests of the Funds to renew the Management Agreements and to continue to closely monitor performance with a particular emphasis on those Funds experiencing underperformance.

Fees and Expenses. The Independent Directors considered each Fund’s management fees and net expense ratios. The Independent Directors received information, based on data supplied by Morningstar, comparing each Fund’s management fee rates and total net expense ratio to advisory fees and total net expense ratios of the mutual funds in its peer group (as selected by Morningstar). The Independent Directors also received and considered information on fee waivers and/or reimbursements for each Fund compared to those of its peer group. The Independent Directors noted that a number of the Funds have received fee waivers for many years and that such fee waivers remained current through the time of the review process.

The Independent Directors also compared each Fund’s management fee rates to fees charged by the Manager for comparable mutual funds. For each Fund, the Independent Directors reviewed the fees charged by other advisors for mutual funds in the Fund’s peer group. GIS provided information on the advisory fees it charges its two institutional accounts and noted the information was not comparable with the Funds because the investment objectives and management style of the institutional accounts were very different than those of the Funds. GBG has no clients other than the Funds.

On the basis of all information provided, the Independent Directors concluded that the management fee schedules for each Fund were reasonable and appropriate in light of the nature, quality and extent of services provided by the Manager.

Profitability. The Independent Directors reviewed detailed information regarding revenues received by each Manager under each Management Agreement, including identification of the estimated direct and indirect costs of the Managers of providing those services to each Fund that are covered under the Management Agreements. The Independent Directors also received information regarding the enterprise-wide profitability of the Managers with respect to all fund services in totality.

For all Funds, based upon the profitability percentage provided, the Independent Directors concluded that the profitability to the applicable Manager from the management of each Fund was not unreasonable.

Economies of Scale. The Independent Directors considered whether there are economies of scale with respect to the management of each Fund and whether the Funds benefit from any such economies of scale through breakpoints in fees or otherwise. The Independent Directors noted that the Guardian UBS VC Small Cap Value Fund and the Guardian Cash Fund had management fee schedules that each contained one breakpoint. The Independent Directors also considered whether the effective management fee rate for each Fund under the Management Agreement is reasonable in relation to the asset size of such Fund. The Independent Directors noted GIS’s representation that it did not anticipate that the Funds would experience any significant economies in the near future, given their asset size. The Independent Directors concluded that, in light of the Funds’ current asset levels, the fee schedule for each Fund reflects an appropriate level of sharing of any economies of scale.

Other Benefits to Manager. The Independent Directors also considered the character and amount of other incidental benefits received by the Managers and their affiliates as a result of their relationship with the Funds. The Independent Directors noted the Managers’ representation that each has the ability to obtain proprietary research as a result of the Funds’ brokerage business that may be used for the benefit of the Funds and other clients of the Managers. The Independent Directors concluded that management fees for each Fund were reasonable in light of these fall-out benefits.

Subadvisory Agreements

Nature, Quality and Extent of Services. The Independent Directors considered the nature, extent and quality of services provided under each Subadvisory Agreement. The Independent Directors considered the reputation, qualifications and background

21

■	Guardian UBS VC Small Cap Value Fund

Board Approval of Investment Management Agreements (Unaudited) (Continued)

of the Subadvisors, the experience and skills of investment personnel responsible for the day-to-day management of each Fund, and the resources made available to such personnel. The Independent Directors also considered the Subadvisors’ compliance with investment policies and general legal compliance. The Independent Directors concluded that each Subadvisor was providing satisfactory services and recommended that the Subadvisory Agreement for each applicable Fund be continued.

Investment Performance. The Independent Directors reviewed each Fund’s investment performance over short-term (one-year) and, where applicable, longer-term periods, and compared those returns to various agreed-upon performance measures, including market indices and peer groups. Based upon all relevant factors, the Independent Directors concluded that the investment performance of each subadvised Fund either met acceptable levels of investment performance or, in situations where there was underperformance, the underperformance was not over a long enough period of time to provide a meaningful measure of performance. Therefore, the Independent Directors concluded, based upon each Fund’s particular circumstances, that it was in the best interests of each Fund to renew the Subadvisory Agreements and to continue to closely monitor performance with a particular emphasis on those Funds experiencing underperformance.

Fees and Expenses. The Independent Directors considered each Fund’s subadvisory fees and how they related to the overall management fee structure of each Fund. The Independent Directors evaluated the competitiveness of the subadvisory fees based upon data supplied by Fund management, which showed each Subadvisor’s standard fee schedule for similarly managed institutional accounts. Based on the information provided by Fund management, the Independent Directors noted that the Subadvisors charged comparable or lower fees for the Funds than their standard fee schedules. The Independent Directors also considered that the Managers compensate the Subadvisors from their own management fees.

Based upon all of the above, the Independent Directors determined that the subadvisory fees for each Fund were reasonable.

Profitability. The Independent Directors received general information with respect to each Subadvisor’s profitability. The Independent Directors noted that the Managers compensate the Subadvisors from their own management fees and that the fees were competitive based on the information provided by the Subadvisors and the Managers. In addition, the Independent Directors noted that the Subadvisory Agreements with UBS were negotiated at arm’s length between GIS and UBS. The Independent Directors also noted the amount of revenue generated by each Subadvisor from its subadvisory fees. The Independent Directors reviewed data on the estimated range of profitability to UBS for the Funds it subadvised and concluded that its profitability was not unreasonable. The Independent Directors took into account the level of revenues and the profitability to the parent entity of BGO as a result of BGO’s subadvisory relationship with the Funds it subadvised and concluded that profitability was not unreasonable.

Economies of Scale. The Independent Directors considered whether there are economies of scale with respect to the subadvisory services provided to each applicable Fund and whether the subadvisory fees reflect such economies of scale through breakpoints in fees or otherwise. The Independent Directors noted that the Guardian UBS VC Small Cap Value Fund contained one breakpoint in its subadvisory fee schedule. The Independent Directors also considered whether the effective subadvisory fee rate for each Fund under the Subadvisory Agreement is reasonable in relation to the asset size of the Fund. The Independent Directors concluded that the fee schedule for each Fund reflects an appropriate recognition of any economies of scale.

Other Benefits to Subadvisors. The Independent Directors also considered the character and amount of other incidental benefits received by each Subadvisor, including any benefit derived from their affiliation with the Funds. The Independent Directors considered that UBS may use an affiliate to execute portfolio transactions for the Funds it subadvises, subject to Rule 17e-1 procedures that have been approved by the Board. The Independent Directors also considered each Subadvisor’s soft dollar practices. The Independent Directors concluded that the fees charged under each Subadvisory Agreement were reasonable in light of these fall-out benefits.

Specific Fund Findings

The Guardian UBS VC Small Cap Value Fund

In determining to recommend renewal of the Fund’s Advisory Agreements, the Independent Directors concluded that although the Fund experienced slight underperformance relative to its peer group, such performance was within a reasonable range of the peer group average in light of the Fund’s satisfactory absolute performance. The Independent Directors also noted that although the Fund’s management fee rate was above the median of the Fund’s peer group, the management fee was within an acceptable range of the median, particularly in light of the desire to retain an experienced value-style subadvisor.

22

■	Guardian UBS VC Small Cap Value Fund

Board Approval of Investment Management Agreements (Unaudited) (Continued)

Overall Conclusions

Based upon all of the information considered and the conclusions reached, the Independent Directors determined that the terms of each Advisory Agreement continue to be fair and reasonable and that the continuation of each Advisory Agreement is in the best interests of each Fund.

23

■	The Guardian UBS VC Small Cap Value Fund

Shareholder Voting Summary (Unaudited)

November 15, 2005

On November 15, 2005, a Special Shareholder Meeting of the Fund was held at which the eleven Directors, identified below, were elected (Proposal No. 1) and the sub-proposals in Proposal No. 2, as described in the Proxy Statement, were approved. The following is a report of the votes cast:

Proposal No. 1

Election of the Eleven Nominees for Director:

NOMINEE	FOR	WITHHELD	TOTAL
DIRECTORS
Kathleen C. Cuocolo	76,165,969.554	1,858,569.914	78,024,539.468
Frank J. Fabozzi	76,176,372.381	1,848,167.087	78,024,539.468
Arthur V. Ferrara	75,994,827.909	2,029,711.559	78,024,539.468
Leo R. Futia	75,817,210.074	2,207,329.394	78,024,539.468
William N. Goetzmann	76,164,019.071	1,860,520.397	78,024,539.468
Anne M. Goggin	76,112,215.256	1,912,324.212	78,024,539.468
William W. Hewitt	75,933,986.870	2,090,552.598	78,024,539.468
Sidney I. Lirtzman	75,898,936.066	2,125,603.402	78,024,539.468
Dennis H. Manning	76,179,952.757	1,844,586.711	78,024,539.468
Steven J. Paggioli	76,173,796.441	1,850,743.027	78,024,539.468
Robert G. Smith	75,972,333.669	2,052,205.799	78,024,539.468

Proposal No. 2

Approving an amendment to, or the elimination of, the Fund’s fundamental investment restriction, as described in the Proxy Statement, with respect to the following:

SUB-PROPOSALS	FOR	AGAINST	ABSTAIN	TOTAL
2(a) Diversification of investments;	1,576,344.658	50,787.716	57,360.052	1,684,492.426
2(b) Borrowing;	1,594,789.074	32,343.300	57,360.052	1,684,492.426
2(c) Issuing senior securities;	1,575,217.844	51,914.530	57,360.052	1,684,492.426
2(d) Concentration of investments in the same industry;	1,594,789.074	32,343.300	57,360.052	1,684,492.426
2(e) Investments in real estate	1,593,662.260	33,470.114	57,360.052	1,684,492.426
2(f) Investments in commodities, and	1,593,662.260	33,470.114	57,360.052	1,684,492.426
2(g) Underwriting the securities of other issuers.	1,594,789.074	32,343.300	57,360.052	1,684,492.426

24

■	The Guardian UBS VC Small Cap Value Fund

Proxy Voting Policies and Procedures (Unaudited)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, as well as information regarding how the Fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2005, is available free of charge upon request by logging on to www.guardianinvestor.com or the Securities and Exchange Commission’s (SEC) website at www.sec.gov.

Form N-Q (Unaudited)

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each year on the Form N-Q. The Fund's Forms N-Q are available on the SEC's website at www.sec.gov, and can be reviewed and copied at the SEC's Public Reference Room in Washington D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-800-SEC-0330.

Code of Ethics (Unaudited)

The Fund has adopted a code of ethics for its Principal Executive Officer and Principal Financial Officers (the “Code”). The purpose of the Code is to promote, among other things: honest and ethical conduct, including the handling of conflicts of interest; full, fair, accurate, timely and understandable disclosure in reports and documents filed with the SEC; and compliance with applicable laws and regulations. A copy of the Code has been filed with the SEC on Form N-CSR and can be obtained on the SEC’s website at www.sec.gov.

Copies of all of the above can be obtained free of charge by calling 1-800-221-3253 or by writing to Guardian Investor Services LLC at 7 Hanover Square, New York, New York 10004.

25

ITEM 2.	CODE OF ETHICS.

The registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions (the “Code”). A copy of the Code is filed as an exhibit to this Form N-CSR. There were no substantive amendments made to the Code, nor were there any waivers granted under the Code, during the period covered by this report.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

The registrant’s Board of Directors/Trustees has determined that Robert G. Smith qualifies as an audit committee financial expert, as defined in Item 3 of Form N-CSR. Dr. Smith serves as Chairman of the registrant’s audit committee and is considered “independent” for purposes of Item 3 of Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) – (d) Aggregate fees billed to the registrant for the last two fiscal years for professional services rendered by the registrant’s principal accountant were as follows: 2005 – (a) Audit Fees $140,423; (c) Tax Fees $39,379; 2004 – (a) Audit Fees $127,860; (c) Tax Fees $37,890.

Audit Fees include amounts related to the audit and report on the registrant’s annual financial statements. Tax fees include amounts related to tax compliance services.

(e)(1) Pursuant to the Audit Committee charter, the Audit Committee of the Board is responsible for pre-approving any engagement of the Registrant’s accountant to provide any non-prohibited services to the Registrant, including the fees and other compensation to be paid to the accountant. The Chairman of the Audit Committee may grant the pre-approval of services to the Registrant for non-prohibited services. All such delegated pre-approvals shall be presented to the Audit Committee no later than the next Audit Committee meeting.

The Audit Committee of the Board is responsible for pre-approving any engagement of the Registrant’s accountant, including the fees and other compensation to be paid to the accountant, to provide any non-audit services to the Registrant’s investment adviser (or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant), if the engagement relates directly to the operations and financial reporting of the Registrant. The Chairman of the Audit Committee may pre-approve non-audit services, which are not prohibited, to the adviser (or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant). All such delegated pre-approvals shall be presented to the Audit Committee no later than the next Audit Committee meeting.

(2)	No services described in paragraph (b) – (d) of Item 4, were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not Applicable.

(g) Not Applicable.

(h) Not Applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS

Included in response to Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASES.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There were no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board during the most recent fiscal half-year.

ITEM 11.	CONTROLS AND PROCEDURES.

(a) The registrant’s certifying officers have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s certifying officers are aware of no changes in the registrant’s internal control over financial reporting that occurred during the registrant’s most recent fiscal half-year that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is attached.

(a)(2) Separate certifications by the registrant’s certifying officers, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

(a)(3) Not applicable.

(b) A certification by the registrant’s certifying officers, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

The Guardian Variable Contract Funds, Inc.

By:	/s/ Thomas G. Sorell
Thomas G. Sorell
President of
The Guardian Variable Contract Funds, Inc.

Date: March 3, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Thomas G. Sorell
Thomas G. Sorell
President of
The Guardian Variable Contract Funds, Inc.

Date: March 3, 2006

By:	/s/ Frank L. Pepe
Frank L. Pepe
Vice President and Treasurer of
The Guardian Variable Contract Funds, Inc.

Date: March 3, 2006